[graphic omitted]

[logo] WM
       GROUP of FUNDS

                                                    ----------------------------
                                                    THE DIFFERENCE IS EXPERIENCE
                                                    ----------------------------

                                                                   ANNUAL REPORT
                                             FOR THE YEAR ENDED OCTOBER 31, 1999

[graphic omitted]

FIXED INCOME FUNDS

target maturity 2002 fund
short term high quality bond fund
u.s. government securities fund
income fund
high yield fund

     MUNICIPAL FUNDS

     california insured
     intermediate municipal fund

     california municipal fund

     florida insured municipal fund

     tax-exempt bond fund

          EQUITY FUNDS

          bond & stock fund

          growth & income fund

          growth fund

          northwest fund

          emerging growth fund

          international growth fund

CONTENTS

message from the president                                        1
events of the century                                             2
diversifying your portfolio and managing risk                     5
individual fund reviews                                           8
statements of assets and liabilities                             38
statements of operations                                         42
statements of changes in net assets                              44
statements of changes in net assets - capital stock activity     51
financial highlights                                             62
portfolio of investments                                         92
notes to financial statements                                   137
independent auditor's report                                    150
special meeting of shareholders (unaudited)                     151
tax information (unaudited)                                     152

[Photo of William G. Papesh]

DEAR SHAREHOLDER,

The decade, the century, and the millennium are simultaneously drawing to a close. To the typical investor, the more recent past is likely of greatest interest. From 1990 through October 31, 1999, the value of the U.S. stock market rose nearly 400%, as measured by the S&P 500(1). The 1990s also saw one of the longest-running economic expansions on record. However, compared to other historic investment events of this century, the 1990s are perhaps not all that remarkable.

This year, our fund family celebrates its 60th year in the investment management business. Our time-honored tradition dates to 1939 when Composite Research & Management Co. (now known as WM Advisors) launched the Bond & Stock Fund, which was one of the first 50 mutual funds in the U.S. Today, investors can choose from more than 11,000 mutual funds. In the intervening 60 years, the investment landscape has been permanently altered, first by theoretical advances in finance and then by innovations in computer technology. We have managed stock and bond investments through six decades of changing market environments, including World War II, the Vietnam War, wage and price controls, the stock market crash of 1987, and 10 recessions. Throughout these events, our approach to investing has remained the same, defined by rigorous research, a commitment to outstanding performance, and a value-oriented investment philosophy.

From the beginning, the WM Group of Funds has recognized the value of diversification in managing investment portfolios. By combining bond and stock investments in a single portfolio in the 1930s, the Bond & Stock Fund sought to offer investors a convenient and professionally managed investment vehicle designed to weather the storms of changing market conditions. Of course, the theory of diversification - which created a means to mathematically measure the actual and potential risk-reduction benefits of investing in a diversified portfolio - did not arise until the 1950s. Since then, computer technology has led to more sophisticated asset allocation models such as those employed in managing the WM Strategic Asset Management Portfolios. The addition of the International Growth Fund to the WM Group of Funds family has provided expanded opportunities for individuals to craft a well-diversified portfolio.

The importance of diversification in managing investment risk was evident in the financial market results this year. During the 12-month period ended October 31, 1999, both U.S. and foreign stock markets posted strong gains, with the S&P 500 up 25.67% and the Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East (EAFE) index rising 23.67%(2). A combination of low inflation, strong economic growth and continued consumer spending helped sustain corporate earnings and the U.S. market. Internationally, higher share prices in Japan and a recovery from last year's currency crisis in Pacific Rim countries helped boost the international index. However, U.S. bond markets declined during the same period in response to actions by the Federal Reserve to raise interest rates to forestall potential increases in inflation.

As is often the case, stock and bond markets moved in opposite directions through much of 1999. Bond investors, who included some stock investments in their portfolios, probably fared better than those who held only fixed-income investments. Those who invested primarily in stock funds may have experienced most of their gains in the first six months of 1999, as the S&P 500 posted a 6.24% decline from the end of June to the end of September(1). Including a small allocation to bonds and bond funds in an equity portfolio can potentially help temper risk and, over time, result in higher long-term returns.

Your Investment Representative can help you select an appropriate mix of investments for your portfolio based on your financial goals. Whether you are seeking current income or long-term capital appreciation, the WM Group of Funds offers investment vehicles designed to meet your goals and financial needs. For example, the Strategic Asset Management (SAM) Portfolios provide the convenience of immediate diversification and the advantages of professionally-managed asset allocation through changing market conditions. For more information about additional strategies that can help you pursue your financial objectives, speak with your Investment Representative.

As the new millennium approaches, we look forward to continuing to leverage our experience and history to meet the investment challenges of tomorrow. Thank you for your continued confidence in the WM Group of Funds.

    Sincerely,

/s/ William G. Papesh

    William G. Papesh
    President

(1) Source: Standard & Poor's. The S&P 500 is an unmanaged index of common stocks. Results include reinvestment of dividends.

(2) The Morgan Stanley Capital International Europe, Australasia and the Far East (MSCI EAFE) index is a market capitalization weighted index designed to measure the performance of 23 developed markets worldwide.

Past performance is no guarantee of future results. Individuals cannot invest directly in any index.

[graphic omitted]

EVENTS OF THE CENTURY

      SHAPING THE DOW JONES INDUSTRIAL AVERAGE

As we move toward the beginning of the new millennium, it is important to examine the events of the last century in order to gain some insight to the future. During the past 100 years, we have witnessed tremendous change and have overcome much adversity, and through it all, economies and markets have continued to grow and expand. Despite two World Wars, the Great Depression, and the rise and fall of Communism, equity markets in the United States have increased more than 16,000% (as measured by the Dow Jones Industrial Average).(2) Events of the past century have completely reshaped the way we live and conduct business - and during this time, companies have flourished and often times dramatically increased in value. By highlighting these major events, we can examine their impact on the growth of the financial markets and the upward trajectory of the Dow.

THE BIRTH OF U.S. STEEL CORP.                                               1901

On March 3, 1901, the merger between J.P. Morgan and Carnegie Steel created the first billion-dollar corporation that controlled nearly two-thirds of the nation's steel market.

THE WRIGHT BROTHERS TAKE FLIGHT                                             1903

On a beach near Kitty Hawk, North Carolina, Orville and Wilbur Wright used a 12-horsepower engine to fly 120 feet in 12 seconds. This signified the birth of an industry that would eventually speed world travel, affect the outcome of wars, and generate billions of dollars.

THE SAN FRANCISCO EARTHQUAKE                                                1906

On April 18, 1906, a major earthquake shook San Francisco and started fires that destroyed the entire city. It took years to rebuild the nearly 20,000 buildings destroyed in the quake. The Creation of the Ford Assembly Line 1913 Henry Ford revolutionized the concept of mass production, increasing efficiencies and cutting costs of the Model T, as the division of labor was born.

WORLD WAR I BEGINS                                                          1914

The assassination of Austria-Hungary's Archduke Francis Ferdinand and his wife in June 1914 led to war against Serbia. Pre-existing alliances drew in nearly every European nation, and World War I was underway.

PANAMA CANAL OPENED                                                         1914

In August 1914, world trade would forever be altered as the Panama Canal was opened. The Canal drastically shortened shipping time and cost between the Atlantic and Pacific Oceans.

WOMEN'S SUFFRAGE                                                            1920

Stemming from an 1848 convention in Seneca Falls, the suffrage amendment was finally ratified nationally in August 1920.

FIRST COMMERCIAL RADIO BROADCAST                                            1920

Westinghouse burst into the mainstream by broadcasting the first commercial radio event on November 2, 1920. The company announced the results of the Cox/Harding presidential election and, as a result, generated huge sales of wireless sets.

THE STOCK MARKET CRASH                                                      1929

In October 1929, panic shook the U.S. stock market, with investors eventually losing $30 billion, or the equivalent of nearly one-third of the entire country's economic output.

THE GREAT DEPRESSION                                                        1932

The Depression reached its peak in 1932 with more than 25% of the workforce unemployed, thousands of bank failures, and more than a million homeless people wandering the streets.

SOCIAL SECURITY CREATED                                                     1935

An important part of FDR's New Deal, the passing of the Social Security Act created the first pension system for American workers.

UNIONS GAIN STRENGTH                                                        1937

A sit-down strike organized by the United Auto Workers (UAW) turned violent as riots broke out in Flint, Michigan. Labor won an important battle when General Motors, facing substantial losses from a complete shutdown, signed an agreement that gave UAW tremendous power in negotiation.

BOMBING OF PEARL HARBOR                                                     1941

On December 7, 1941, 183 planes attacked unsuspecting Pearl Harbor, destroying multiple ships and signaling the end to an isolationist stance and a beginning to U.S. involvement in World War II.

ENIAC INTRODUCED                                                            1946

Engineer Presper Eckert and physicist John Mauchly introduced the world's first digital computer at the University of Pennsylvania. The beast weighed 30 tons and covered 1,800 square feet. The two men later unveiled UNIVAC, the first business computer and an important symbol of the beginning of what would be the technological revolution.

THE BABY BOOM BEGINS                                                        1947

The end of the Depression and World War II triggered the highest birthrate in the history of the nation as the Baby Boom generation brought unprecedented prosperity.

COLD WAR BEGINS WITH THE KOREAN WAR                                         1950

Communist North Korean troops invaded South Korea, eventually securing backing from China, as United Nations forces fought to a standoff around the 38th parallel.

TELEVISION ASSERTS ITS DOMINANCE                                            1954

Signifying the beginning of an era, television finally overtook radio in annual revenues with over $590 million. Many of the biggest entertainers had already made the jump to TV, as the set became a fixture in the American home.

RUSSIANS ENTER SPACE WITH SPUTNIK                                           1957

On October 4, 1957, the Soviet Union launched Sputnik, the first satellite to enter outer space. This launch signaled the beginning of the space race, an important aspect of the Cold War.

CUBAN MISSILE CRISIS                                                        1962

It was late October 1962 when U.S. spy planes spotted a buildup of Russian nuclear missiles in Cuba, less than one hundred miles from U.S. shores. Kennedy responded with a full blockade and both countries stood at military readiness for nearly a week. Finally, on October 28, the Russians agreed to remove the weapons from Cuba.

JFK ASSASSINATED                                                            1963

In Dallas, Texas, while campaigning for the 1964 presidential election, President Kennedy was shot and killed, sending the nation into mourning.

MAN LANDS ON THE MOON                                                       1969

On July 16, 1969, with hundreds of millions watching on television, astronaut Neil Armstrong became the first person to set foot on the moon's surface.

THE U.S. LEAVES VIETNAM                                                     1973

Following years of criticism and protest in the United States, a cease-fire was signed on January 27, 1973, and the remaining troops in Vietnam were sent home. Vietnam united under a communist regime two years later.

OIL EMBARGO                                                                 1973

War erupted between Arabs and Israelis in October 1973 and OPEC responded by dramatically increasing the price of oil and cutting supplies to countries supporting Israel. The embargo lasted six months and had a significant impact on the U.S. economy, effectively ending the post-WWII economic boom.

[graphic omitted]

PRESIDENT NIXON RESIGNS                                                     1974

Faced with impeachment stemming from the Watergate scandal, President Richard Nixon resigned, and Gerald Ford took over control of the oval office.

RUNAWAY INFLATION                                                           1980

For the first time in modern history, 1980 ends with back-to-back years of double-digit inflation. Disgruntled by the economic situation, the American public elected Ronald Reagan, who would bring an end to 50 years of strong government involvement in economic programs.

BLACK MONDAY STOCK MARKET CRASH                                             1987

In October 1987, a thriving stock market came to a crash as fears over rising inflation and interest rates caused a massive selloff in the equity markets.

FALL OF THE BERLIN WALL                                                     1989

What had become the symbol of a divided Germany and a divided world of Capitalism versus Communism, the Berlin Wall fell and Germany was united.

INTRODUCTION OF THE WORLD WIDE WEB                                          1993

Programmers at the University of Illinois released software that enabled any computer to access the World Wide Web, forever changing the way business is conducted.

PRESIDENTIAL IMPEACHMENT                                                    1998

A scandal in the White House commanded global attention as Bill Clinton, the impeached president, remained in office when he retained Senate votes.

BUDGET SURPLUSES                                                            1999

With the close of the fiscal year in September 1999, the U.S. reported its second consecutive budget surplus, marking the first surpluses since 1969. The century closes in the midst of one of the longest lasting economic and stock market expansions.

While these major events of the past century have significantly changed our lives, the principles of long-term investing have remained true. The fundamental strength of U.S. companies over the long term is what has continued to drive equity markets higher. World Wars have come and gone, but investment principles remain firmly in tact. Rather than being unduly concerned with short-term market fluctuations, it is important to maintain your long-term focus and continue to invest as we move into the next century.

(1) Source of historical data: Time-Life Books
(2) Source: Bloomberg Business News and Dow Jones. All Dow Jones Index information is based on the month-end closing values. The Dow Jones Industrial Average (DJIA) is an unmanaged index of industrial stocks that is often used to measure the overall U.S. equity market. Individuals cannot invest directly in an index. Chart uses logarithmic scale.

[graphic omitted]

1900                                         1910                              1920
------------------------------------------------------------------------------------------------------------------------
Birth of U.S.  Wright Bros.   San Francisco      Ford Asembly  World War I     Women's Sufferage     The Stock
Steel Corp.    Dow 49.11      Earthquake         Line          Begins          Dow 86.16             Market Crash
Dow 69.43                     Dow 90.53          Dow 78.78     Dow 71.42                             Dow 273.51
                                                                               First Commercial
                                                               Panama Canal    Radio Broadcast
                                                               Opens           Dow 76.04
                                                               Dow 54.58

1930                                         1940                                     1950
------------------------------------------------------------------------------------------------------------------------
  The Great     Social Security   Unions Gain    Pearl Harbor   ENIAC       The Baby     The Korean  Television  Sputnik
  Depression    Created           Strength       Bombed         Introduced  Boom Begins  War         Dow 404.38  Dow 441.03
  Dow 59.93     Dow 144.13        Dow 185.74     Dow 110.96     Dow 190.09  Dow 181.16   Dow 200.10

1960                                         1970                                     1980
------------------------------------------------------------------------------------------------------------------------
   Cuban      JFK               Man Lands        U.S. Leaves   President Nixon        Runaway      Black Monday  Fall of
   Missile    Assassinated      on the Moon      Vietnam       Resigns                Inflation    Market Crash  The Berlin
   Crisis     Dow 750.51        Dow 815.46       Dow 999.01    Dow 678.58             Dow 963.98   Dow 1993.50   Wall
   Dow 589.77                                                                                                    Dow 2706.27
                                                 Oil Embargo
                                                 Dow 956.57

1990
------------------------------------------------------------------------------
  Introduction of the       Presidential         Budget Surplus
  World Wide Web            Impeachment          Dow 10,336.95
  Dow 3754.09               Dow 9116.55

[graphic omitted]

DIVERSIFYING YOUR PORTFOLIO CAN HELP YOU MANAGE INVESTMENT RISK.

Building a diversified portfolio may provide the key to finding a balance between risk and the pursuit of your investment goals.

Investment risk comes in many forms. The risk that most people think of is the potential to lose money due to a decline in the value of an investment. Understanding this type of risk - known as market risk - is critical to making sound investment decisions.

Other types of risk, however, should also be considered when choosing investments. Inflation risk is often overlooked by those who are investing for current income or to preserve capital. But over time, inflation can eat away at your purchasing power. If prices were to rise at an inflation rate of 4% per year, after 20 years a dollar would buy only half as much as it does today. Another more subtle form of risk involves the possibility of not meeting your investment objectives. If you are investing to build a nest egg for retirement, for example, the consequences of not meeting your goal could be significant.

Unfortunately, these different types of risk can make it difficult for people to feel comfortable with their investment choices. For example, if you invest in growth-oriented stock funds in order to have the best chance of outpacing inflation, you will generally incur a higher degree of market risk, since stocks tend to be more volatile than other types of investments.

[graphic omitted]

Building a diversified portfolio may provide the key to finding a balance between risk and the pursuit of your investment goals.

--------------------------------------------------------------------------------
    ASSET ALLOCATION TAKES THE CONCEPT OF DIVERSIFICATION ONE STEP FURTHER.
--------------------------------------------------------------------------------

WHY DIVERSIFICATION CAN HELP REDUCE RISK

Diversification helps put the law of averages to work for you. When you invest in more than one stock or bond, your portfolio return is based on the average of all the individual securities in the portfolio. But the variability of your returns - a way to measure your chance of loss - will likely be less than the average volatility of the individual securities. This means that by diversifying, you can potentially reduce risk without having to sacrifice the opportunity to earn higher returns.

Asset allocation takes the concept of diversification one step further. Because prices of different types of assets, such as money market instruments, bonds, and stocks, often don't react the same way to market events, they can provide potentially greater diversification benefits than securities in the same asset class. A measure that can help assess the potential risk-reduction afforded is known as correlation. The lower the correlation between two securities, the greater the diversification opportunities. In general, U.S. stocks tend to have a correlation of around 0.70 with each other, while stocks and bonds have a correlation of less than 0.40.*

--------------------------------------------------------------------------------
   CORRELATION IS THE DEGREE TO WHICH INVESTMENTS MOVE UP AND DOWN TOGETHER.
--------------------------------------------------------------------------------

KEEP YOUR TIME FRAME IN MIND

The individual asset classes that you choose for your investment portfolio will depend largely on your time frame. Whether you are pursuing a short-term goal or have a longer-term investment horizon, it's always important to seek to diversify your investments appropriately. For more information about how to tailor your portfolio to fit your objectives, speak with your financial representative.

Fixed-Income Investments Can Help
                 SMOOTH PORTFOLIO RETURNS

Although equity investments have dominated headlines in recent years, fixed-income securities remain a viable investment alternative that can play an important part in an overall investment portfolio. Bond investments are generally less risky than stock investments and have a predictable income stream that continues even if prices decline. With low inflation creating strong real returns, the current market environment is quite positive for fixed-income investments. The real return of an investment is the difference between the overall return and the current rate of inflation; it measures the change in wealth or buying power offered by an investment. Even with bond yields that are less-than-historical averages, lower inflation can produce very attractive real returns.

In addition to strong results, fixed-income investments offer diversification and risk management characteristics as a part of an overall investment portfolio. Bonds can reduce volatility in your portfolio if combined with stock investments. Bond investments also offer a safer environment if you are closer to reaching a long-term goal, such as a college fund or retirement portfolio. Speak with your representative about your current portfolio and discuss strategies to incorporate fixed-income investments.

STRONG REAL RETURNS FOR FIXED-INCOME INVESTMENTS VS. INFLATION
(January 1985 - October 1999)

HIGH-YIELD CORPORATE               11.36%
CORPORATE                           9.95%
MORTGAGE                            9.67%
GOVERNMENT                          9.02%
INFLATION                           3.22%

Source: Ibbotson Associates. Lehman Brothers indices used for Corporate, Mortgage and Government Bonds; Ibbotson indices used for high-yield bonds and inflation. Individuals cannot invest directly in an index.

--------------------------------------------------------------------------------

CONSIDER INTERNATIONAL INVESTMENTS

Over the years, the correlation between domestic stocks and bonds has gradually risen. Therefore, the potential diversification benefits afforded today, while still quite substantial, may not be as significant as they were in the '40s, '50s, and '60s.

Because the concept of diversification applies to many types of investments, however, you can potentially further reduce the variability of your portfolio returns by investing in additional asset classes.

If you are investing for a long-term goal, including international investments in your asset allocation may potentially help temper declines in the values of your domestic stock and bond investments over time. Prices of stocks and bonds issued by companies or governments in foreign countries often do not move in tandem with securities prices in the U.S. For example, the foreign stocks that comprise the Morgan Stanley Capital International EAFE index have a correlation of 0.53 with the S&P 500 index.**

Of course, risk is only part of the equation. The chart to the left shows annual historical returns for international stock and bond indices since 1985. As in the U.S. markets, stocks have generally posted higher returns than bonds over time, but also carry a greater degree of risk.

 * Source: Standard & Poor's. Stocks are represented by the S&P 500. Bonds are represented by the returns of 30-year Government bonds. Based on monthly returns for the 20-year period ended September 30, 1999.

** Source: Standard & Poor's. Based on monthly returns for the 20-year period ended September 30, 1999. International investments can carry greater risks including currency, liquidity and political risks.

PERFORMANCE OF INTERNATIONAL INVESTMENTS INDICES
(January 1985 - October 1999)

MSCI Nordic Countries                             22.13%
MSCI Europe                                       19.40%
MSCI World                                        16.44%
MSCI EAFE                                         15.55%
SB Foreign Government Bonds                       12.91%
MSCI Far East                                     11.33%
IFCG Emerging Markets                             11.09%

Source: Ibbotson Associates. Regional equity indices provided by Morgan Stanley Capital International (MSCI), bond index provided by Salomon Brothers, and Emerging Markets index provided by the International Finance Corporation. Individuals cannot invest directly in an index. International investments can carry greaster risks including currency, liquidity and political risks.

[graphic omitted]

to our
------------
    SHAREHOLDERS

We are pleased to provide you with an overview of the following funds in WM Group of Funds family for the 12-month period ended October 31, 1999.

To help you better understand the professional investment management available to you as a WM Group of Funds shareholder, we have also included biographies of the investment professionals managing the Funds.

INDIVIDUAL
FUND reviews         [graphic omitted]
------------

--------------------------------------------------------------------------------
WM ADVISORS, INC. is the investment advisor to the WM Group of Funds, and has general oversight responsibility for the advisory services provided to the Funds. These services include formulating the Funds' investment policies, analyzing economic trends that affect the Funds, and directing and evaluating the investment services provided by the Sub-Advisors and the individual Portfolio Managers of each Fund. WM Advisors, Inc. supervises the Portfolio Managers in their day-to-day management of the Funds in the WM Group of Funds to ensure that the policies are met and guidelines are followed, and to determine appropriate investment performance measures.
--------------------------------------------------------------------------------

UNDERSTANDING THE ENCLOSED CHARTS AND PERFORMANCE FIGURES

In order to help you understand the Funds' investment performance, we have included the following discussions along with graphs that compare the Funds' performance with certain market indices. Descriptions of these indices are provided next to the individual graphs on the following pages.

Generally, an index represents the market value of an unmanaged group of securities, regarded by investors as representative of a particular market. An index does not reflect any charges for investment management or other expenses. Total return is used to measure a Fund's performance and reflects both changes in the price of the Fund's shares as well as any income dividend and/or capital gain distributions made by the Fund during the period. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

Yield indicates the investment income per share as a percentage of the offering price, whereas total return includes both net investment income and changes in the value of the shares as a percentage of the initial investment. The 30-day SEC yield is the yield calculated pursuant to a standard formula required by the SEC for perforance advertisement purposes, and does not imply any endorsement or recommendation by the SEC.

THE YEAR 2000 PROBLEM (Y2K)

Many computer systems in use today cannot properly process date-related information in relation to the year 2000. This issue originates in the practice of abbreviating years to their last two digits. Computer systems may not be able to decide correctly when a date entered with a year of "00" should be interpreted as 1900 or 2000. At the turn of the new century, computer systems may not function properly because they may not be able to recognize or interpret the year 2000.

Should any of the computer systems employed by the WM Funds' major service providers fail to process this type of information properly, it could have a negative impact on Fund operations and the services that are provided to contract owners. Similarly, the values of certain of the WM Funds' assets may be adversely affected by the inability of their issuers or third parties to properly process date-related information.

The Advisor, Shareholder Service Agent and Administrator have advised the Funds and Portfolios that they have reviewed their critical computer systems and are confident that the systems will process information correctly regardless of the end of the century. The Funds and Portfolios have received similar assurances from other key service providers. We recognize that no one can guarantee that there will not be problems when the Year 2000 arrives, and have developed contingency plans in case problems should occur.

TARGET MATURITY
         2002 fund

PORTFOLIO MANAGER:
GARY POKRZYWINSKI
WM ADVISORS, INC.

The day-to-day management of the Target Maturity 2002 Fund's portfolio is the responsibility of a fixed-income team led by Senior Portfolio Manager Gary Pokrzywinski, who has over 14 years of asset management experience and has been with WM Advisors, Inc. for more than seven years. Mr. Pokrzywinski is a Chartered Financial Analyst and holds a Business Degree from the University of Wisconsin. Mr. Pokrzywinski began managing the Target Maturity 2002 Fund on March 23, 1998.

PERFORMANCE REVIEW

From the Fund's inception (March 20, 1995) through October 31, 1999, the TARGET MATURITY 2002 FUND advanced 7.02% on an average annual total return basis, or 6.56% adjusted for the maximum sales charge. For the 12-month period ended October 31, 1999, the Fund's total return was -2.20%, or -4.17% adjusted for the maximum sales charge. THE FUND'S 30-DAY SEC YIELD AS OF OCTOBER 31, 1999, WAS 4.72%.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 1999?

During the 12-month period, there was a fairly significant increase in interest rates. this is negative for the Fund since its price moves in the opposite direction of interest rates. Rates increased by 160 basis points (1.60%) for intermediate-maturity Treasury bonds. The Fund's investment objective is to hold 90% of assets in zero-coupon Treasury notes with maturities in November of 2002.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

There have been no shifts in holdings that have had a significant impact on performance. The Fund continued to hold the November 2002 zero-coupon Treasury strips.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Given the objective of the Fund to remain invested in Treasury strips maturing at the termination date, the Fund's net asset value (NAV) will move inversely to interest rates. Over time, as its termination date approaches, the duration of the Fund will shorten, lessening the impact of interest rate changes on the NAV. When the termination date is reached, the November 2002 Treasury STRIPs will mature.

Our long-term outlook for interest rates is quite positive. We believe that fundamental structural forces are in place for a continued low global inflationary environment. Despite the increase in commodity prices, demographic forces, fiscal austerity, technological enhancements and excess capacity all point toward a lack of pervasive price pressures and a positive environment for fixed-income assets.

                 VALUE OF A $10,000 INVESTMENT (CLASS A SHARES)+


                        Fund           Fund
                      (Class A       (Class A
                       Shares;        Shares;
                         not         adjusted        Lehman
                      adjusted        for the       Brothers
                         for          maximum      Government
                        sales         2% sales        Bond          Inflation
                        charge)        charge)       Index(1)        (CPI)(1)
--------------------------------------------------------------------------------
Inception 3/20/95      $10,000        $ 9,800
                         9,990          9,790        $10,000        $10,000
Apr 95                  10,140          9,937         10,131         10,007
                        10,690         10,476         10,539         10,020
Jun                     10,780         10,564         10,620         10,020
                        10,670         10,457         10,581         10,060
Aug                     10,840         10,623         10,705         10,100
                        10,960         10,741         10,808         10,134
Oct                     11,160         10,937         10,972         10,167
                        11,390         11,162         11,143         10,187
Dec 95                  11,570         11,339         11,301         10,208
                        11,642         11,410         11,370         10,208
Feb                     11,311         11,085         11,138         10,234
                        11,146         10,923         11,046         10,255
Apr                     10,990         10,770         10,975         10,289
                        10,928         10,710         10,957         10,281
Jun                     11,094         10,872         11,098         10,274
                        11,104         10,882         11,126         10,335
Aug                     11,042         10,821         11,101         10,368
                        11,270         11,044         11,285         10,422
Oct                     11,580         11,349         11,534         10,463
                        11,808         11,572         11,734         10,482
Dec 96                  11,621         11,389         11,615         10,489
                        11,643         11,410         11,627         10,509
Feb                     11,631         11,399         11,644         10,529
                        11,443         11,214         11,520         10,562
Apr                     11,632         11,399         11,686         10,596
                        11,732         11,497         11,787         10,616
Jun                     11,865         11,628         11,920         10,616
                        12,232         11,987         12,258         10,650
Aug                     12,065         11,824         12,137         10,683
                        12,243         11,998         12,319         10,710
Oct                     12,442         12,193         12,532         10,723
                        12,442         12,193         12,596         10,716
Dec 97                  12,582         12,330         12,728         10,729
                        12,798         12,542         12,919         10,750
Feb                     12,738         12,483         12,884         10,770
                        12,762         12,507         12,920         10,790
Apr                     12,834         12,577         12,978         10,810
                        12,917         12,659         13,112         10,829
Jun                     13,025         12,765         13,262         10,842
                        13,097         12,835         13,282         10,855
Aug                     13,493         13,223         13,627         10,868
                        13,900         13,622         13,995         10,881
Oct                     13,984         13,704         13,947         10,908
                        13,864         13,587         13,951         10,908
Dec 98                  13,847         13,570         13,982         10,901
                        13,860         13,582         14,063         10,928
Feb                     13,597         13,325         13,728         10,941
                        13,676         13,403         13,782         10,974
Apr                     13,702         13,428         13,814         11,054
                        13,558         13,287         13,692         11,054
Jun                     13,558         13,287         13,665         11,054
                        13,545         13,274         13,644         11,087
Aug                     13,558         13,287         13,644         11,114
                        13,663         13,390         13,755         11,167
Oct 99                  13,676         13,403         13,777         11,207


(1) Index total returns were calculated from 3/31/95 to 10/31/99. The Lehman Brothers Government Bond Index represents all U.S. Government agency and Treasury securities. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI). The Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. For comparison purposes, the benchmark's performance is shown as of the Fund's inception date not from the inception date of the benchmark.

  The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses and the Fund's custodian had not allowed its fees to be reduced by credits.

--------------------------------------------------------------------------------
TOTAL RETURNS AS OF 10/31/99

CLASS A SHARES                                    1 YEAR     SINCE INCEPTION*
                                                             (March 20, 1995)
Fund (not adjusted for sales charge)              -2.20%           7.02%
Fund (adjusted for the maximum 2% sales charge)   -4.17%           6.56%
Lehman Brothers Government Bond Index(1)           2.74%           7.24%(1)

*Annualized

SHORT TERM high
 quality bond fund

PORTFOLIO MANAGER:
GARY POKRZYWINSKI
WM ADVISORS, INC.

The Short Term High Quality Bond Fund is managed by a fixed-income team led by Senior Portfolio Manager Gary Pokrzywinski, who has over 14 years of asset management experience and has been with WM Advisors, Inc. for more than seven years. Mr. Pokrzywinski is a Chartered Financial Analyst and holds a Business Degree from the University of Wisconsin.

PERFORMANCE REVIEW

From the Fund's inception (November 1, 1993) through October 31, 1999, the SHORT TERM HIGH QUALITY BOND FUND (Class A shares) returned 4.45% on an average annual total return basis, or 3.83% adjusted for the maximum sales charge. For the 12-month period ended October 31, 1999, the Fund's total return was 2.84%, or -0.95% adjusted for the maximum sales charge. Interest rates increased throughout the period, but because the Fund invests in short-term assets that are less sensitive to changes in rates, performance remained positive. However, rising interest rates did offset some of the income earned by the Fund during the last 12 months. AS OF OCTOBER 31, 1999, THE FUND'S 30-DAY SEC YIELD WAS 5.52% FOR A SHARES AND 5.07% FOR B SHARES.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

                VALUE OF A $10,000 INVESTMENT (CLASS A SHARES)+

                        Fund           Fund
                      (Class A       (Class A        Lehman
                       Shares;        Shares;       Brothers
                         not         adjusted     Mutual Fund
                      adjusted        for the      Short (1-5)
                         for          maximum      Investment
                        sales        3.5% sales    Grade Debt       Inflation
                        charge)        charge)       Index(1)        (CPI)(1)
--------------------------------------------------------------------------------
Inception 11/1/93      $10,000        $ 9,650        $10,000        $10,000
                        10,005          9,655          9,991         10,014
Dec 93                  10,052          9,700          9,940         10,028
                        10,098          9,745         10,046         10,028
                        10,063          9,711          9,944         10,056
Mar                      9,947          9,599          9,831         10,077
                         9,908          9,561          9,772         10,119
                         9,915          9,568          9,788         10,126
Jun                      9,927          9,580          9,816         10,126
                         9,981          9,632          9,944         10,153
                         9,989          9,639          9,988         10,187
Sep                      9,993          9,644          9,933         10,222
                         9,997          9,647          9,945         10,236
                        10,002          9,652          9,888         10,244
Dec 94                   9,842          9,497          9,910         10,278
                         9,851          9,507         10,074         10,306
                         9,942          9,594         10,274         10,347
Mar                     10,037          9,685         10,339         10,375
                        10,130          9,776         10,461         10,383
                        10,357          9,995         10,730         10,396
Jun                     10,366         10,003         10,800         10,396
                        10,375         10,012         10,828         10,438
                        10,472         10,105         10,922         10,479
Sep                     10,524         10,156         10,993         10,514
                        10,625         10,253         11,100         10,549
                        10,726         10,351         11,233         10,570
Dec 95                  10,829         10,450         11,340         10,591
                        10,933         10,550         11,458         10,591
                        10,852         10,472         11,376         10,618
Mar                     10,815         10,437         11,331         10,640
                        10,776         10,399         11,321         10,675
                        10,786         10,408         11,330         10,667
Jun                     10,890         10,509         11,437         10,660
                        10,950         10,567         11,480         10,723
                        10,963         10,579         11,504         10,757
Sep                     11,069         10,682         11,650         10,813
                        11,171         10,780         11,830         10,855
                        11,268         10,874         11,960         10,876
Dec 96                  11,274         10,879         11,918         10,882
                        11,278         10,883         11,979         10,903
                        11,337         10,940         12,010         10,924
Mar                     11,349         10,952         11,956         10,959
                        11,404         11,005         12,080         10,994
                        11,506         11,104         12,177         11,015
Jun                     11,560         11,156         12,284         11,015
                        11,720         11,310         12,498         11,050
                        11,727         11,317         12,460         11,084
Sep                     11,780         11,368         12,590         11,112
                        11,840         11,425         12,678         11,125
                        11,846         11,431         12,700         11,119
Dec 97                  11,925         11,508         12,783         11,132
                        12,034         11,613         12,937         11,153
                        12,030         11,609         12,946         11,174
Mar                     12,084         11,661         12,995         11,195
                        12,139         11,714         13,067         11,216
                        12,192         11,765         13,155         11,236
Jun                     12,246         11,817         13,224         11,249
                        12,301         11,870         13,277         11,263
                        12,463         12,027         13,390         11,276
Sep                     12,625         12,183         13,665         11,290
                        12,628         12,186         13,641         11,317
                        12,625         12,183         13,704         11,317
Dec 98                  12,678         12,234         13,749         11,310
                        12,734         12,288         13,851         11,338
                        12,674         12,231         13,730         11,352
Mar                     12,779         12,332         13,858         11,386
                        12,832         12,383         13,924         11,469
                        12,777         12,329         13,838         11,469
Jun                     12,775         12,328         13,875         11,469
                        12,831         12,382         13,857         11,504
                        12,835         12,386         13,875         11,531
                        12,969         12,515         14,006         11,586
Oct 99                  12,987         12,532         14,043         11,628

(1) Index total returns were calculated from 10/31/93 to 10/31/99. The Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index includes all investment-grade, corporate debt securities with maturities of one to five years, assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI). Past performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/ distributions by the shareholder. For comparison purposes, the benchmark's performance is shown as of the Fund's inception date not from the inception date of the benchmark.

    The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses and the Fund's custodian had not allowed its fees to be reduced by credits.

  + The performance of the Class B Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B shareholders.

--------------------------------------------------------------------------------
TOTAL RETURNS AS OF 10/31/99

CLASS A SHARES                             1 YEAR    5 YEAR*   SINCE INCEPTION*
                                                              (November 1, 1993)
    Fund (not adjusted for sales charge)    2.84%     5.36%         4.45%
    Fund (adjusted for the maximum 3.5%
      sales charge)                        -0.95%     4.58%         3.83%
    Lehman Brothers Mutual Fund Short
      (1-5) Investment Grade Debt Index(1)  2.95%     7.15%         5.82%(1)

CLASS B SHARES                             1 YEAR    5 YEAR*   SINCE INCEPTION*
                                                                (July 1, 1994)
    Fund (not adjusted for contingent
      deferred sales charge)                1.79%     4.53%         4.32%
    Fund (adjusted for the maximum
      contingent deferred sales charge)    -2.11%     4.53%         4.32%
    Lehman Brothers Mutual Fund Short
      (1-5) Investment Grade Debt Index(1)  2.95%     7.15%         6.95%(1)

*Annualized

PORTFOLIO composition(+)

                  A                             17%
                  AA                            10%
                  AAA                           54%
                  BBB                           19%

Although interest rate movements affect short-term funds less than long-term funds, the dramatic rise in rates left almost no bonds untouched. The benefits of reduced volatility, income characteristics, and a relatively stable NAV of a short-term fund could be seen in the performance during the past year, as short-term funds generally outperformed longer term assets.

The bonds in which the fund invest (corporate, mortgage, and asset-backed securities) performed better than treasuries because their yields increased considerably less than treasury securities with similar maturities (prices move in the opposite direction of interest rates). In the aftermath of the global crisis and flight to quality seen in 1998, the difference in yield between corporate bonds and treasuries was quite pronounced. As stability returned to the market, this yield gap narrowed, allowing for better performance for corporate and mortgage-backed securities. Yield spreads widened again in early summer as the Federal Reserve Open Market Committee began to raise rates and the markets anticipated further tightening. This coincided with a significant increase in the supply of corporate securities, as companies rushed to issue ahead of Y2K. These events caused yield spreads to widen, but not nearly to the level we saw in 1998. An additional benefit of corporate, mortgage and asset-backed securities is the income they supply to the Fund. These securities tend to have higher yields than treasuries, with similar maturities, and the weighting in these holdings generated additional income for shareholders of the Short Term High Quality Bond Fund.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We maintained our core positions during the year, with nearly 90% of portfolio assets in corporate, mortgage and asset-backed securities. With the back up in interest rates mentioned above, we used the opportunity to capture increased yields by raising the weighting of corporates and mortgage-backed securities while slightly lengthening maturities. Spreads on corporates, mortgage-backed and asset-backed securities, especially for short-maturity securities, offer income and return characteristics that are historically attractive. Corporate securities are the largest weighting of the Fund, representing 48% of net assets. These holdings generate the strongest yield advantage over Treasuries, and the issuing companies have benefited from a strong economy. The corporate holdings represent much of the BBB-rated securities in the portfolio, and these bonds tend to offer strong yields and limited credit risk.

We took advantage of economic conditions and invested assets into some non-cyclical businesses during the period. Technology firms such as Sun Microsystems and cable-provider Cox Communications were added to the portfolio. In addition, we held positions in large financial firms such as Goldman Sachs and Wells Fargo & Co.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Our long-term outlook for interest rates is quite positive. We believe that fundamental structural forces are in place for a continued low global inflationary environment. Despite the increase in commodity prices, demographic forces, fiscal austerity, technological enhancements and excess capacity all point toward a lack of pervasive price pressures, and a positive environment for fixed-income assets.

The underlying and ongoing strategy will be to use a mix of mortgage- and asset-backed investments. Overall, treasury securities will comprise a relatively small portion of the Fund due to our outlook, on both a yield and return basis, for non-treasury spread products and sectors. The Fund will move between sectors based on historical yield relationships and will minimize risk by its concentration in short-term assets.

Given reasonable yield relationships, the best long-term approach for the Fund is to keep the majority of assets in corporate, mortgage-backed and asset-backed securities and to keep a short-term maturity profile which can capture price movements should interest rates fall.


(+) Bond ratings provided by a combination of Standard & Poors and Moody's.
    Allocation percentages are based on total investment value of the portfolio as of 10/31/99.

U.S. GOVERNMENT
     securities fund

PORTFOLIO MANAGER:
CRAIG SOSEY
WM ADVISORS, INC.

A fixed-income team led by senior portfolio manager Craig Sosey, who joined WM Advisors, Inc. in 1988 and has over 15 years banking and financial analysis experience, manages the U.S. Government Securities Fund. Mr. Sosey has a BS in Finance from the University of the Pacific and an MBA from the University of California, Berkeley. He has extensive experience managing government and mortgage-backed securities.

PERFORMANCE REVIEW

For the 10-year period ended October 31, 1999, the U.S. GOVERNMENT SECURITIES FUND (Class A shares) returned 7.27% on an average annual total return basis, or 6.78% adjusted for the maximum sales charge. For the 12-month period ended October 31, 1999, the Fund's total return was 1.38%, or -3.20% adjusted for the maximum sales charge. Long-term results are very favorable and provide the potential for inflation protection as the Fund has averaged 7.90% (not adjusted for sales charge) for the past five years. For additional information, see the accompanying chart below. THE FUND'S 30-DAY SEC YIELD AS OF OCTOBER 31, 1999, WAS 5.79% FOR A SHARES AND 5.07% FOR B SHARES.

                VALUE OF A $10,000 INVESTMENT (CLASS A SHARES)+

            Fund           Fund
          (Class A       (Class A
           Shares;        Shares;
             not          adjusted       Lehman
          adjusted        for the       Brothers
            for           maximum      Government
           sales        4.5% sales        Bond          Inflation
           charge)        charge)       Index(1)        (CPI)(1)
--------------------------------------------------------------------------------
Oct 89    $10,000        $ 9,550        $10,000        $10,000
           10,102          9,647         10,097         10,057
Dec 89     10,145          9,689         10,114         10,081
           10,048          9,596          9,971         10,105
           10,119          9,664          9,990         10,122
           10,101          9,646          9,988         10,154
           10,030          9,578          9,901         10,203
           10,291          9,828         10,177         10,227
Jun        10,407          9,939         10,338         10,243
           10,578         10,102         10,470         10,349
           10,516         10,042         10,324         10,398
           10,601         10,124         10,424         10,455
           10,718         10,235         10,593         10,472
           10,942         10,450         10,829         10,496
Dec 90     11,105         10,605         10,996         10,552
           11,235         10,729         11,114         10,592
           11,306         10,797         11,177         10,690
           11,381         10,868         11,234         10,780
           11,479         10,962         11,358         10,844
           11,566         11,046         11,402         10,868
Jun        11,563         11,042         11,386         10,868
           11,707         11,181         11,522         10,933
           11,933         11,396         11,789         10,950
           12,170         11,622         12,037         10,966
           12,318         11,764         12,143         10,983
           12,428         11,869         12,264         11,016
Dec 91     12,739         12,166         12,682         11,048
           12,519         11,956         12,484         11,064
           12,631         12,062         12,533         11,096
           12,564         11,998         12,460         11,145
           12,663         12,093         12,539         11,162
           12,886         12,306         12,771         11,194
Jun        13,049         12,461         12,954         11,202
           13,224         12,629         13,280         11,219
           13,350         12,749         13,403         11,259
           13,477         12,870         13,592         11,317
           13,316         12,716         13,397         11,332
           13,302         12,704         13,374         11,348
Dec 92     13,519         12,910         13,599         11,389
           13,762         13,143         13,888         11,413
           13,929         13,302         14,166         11,445
           13,982         13,352         14,213         11,477
           14,071         13,438         14,322         11,517
           14,107         13,472         14,306         11,533
Jun        14,339         13,694         14,624         11,525
           14,412         13,763         14,713         11,582
           14,617         13,959         15,041         11,622
           14,624         13,966         15,099         11,663
           14,684         14,023         15,156         11,696
           14,528         13,875         14,989         11,712
Dec 93     14,616         13,959         15,048         11,728
           14,796         14,130         15,254         11,728
           14,498         13,846         14,930         11,761
           14,078         13,444         14,595         11,786
           13,915         13,289         14,479         11,834
           13,931         13,304         14,460         11,843
Jun        13,850         13,227         14,427         11,843
           14,132         13,496         14,693         11,875
           14,134         13,498         14,696         11,915
           13,855         13,232         14,488         11,955
           13,788         13,167         14,478         11,972
           13,764         13,145         14,452         11,981
Dec 94     13,898         13,273         14,540         12,021
           14,220         13,580         14,811         12,054
           14,586         13,930         15,129         12,102
           14,693         14,032         15,224         12,135
           14,901         14,230         15,424         12,143
           15,553         14,853         16,046         12,159
Jun        15,645         14,941         16,169         12,159
           15,558         14,858         16,109         12,208
           15,756         15,047         16,298         12,256
           15,908         15,192         16,454         12,297
           16,137         15,411         16,704         12,337
           16,368         15,631         16,965         12,362
Dec 95     16,601         15,854         17,206         12,387
           16,696         15,945         17,311         12,387
           16,314         15,579         16,958         12,419
           16,148         15,421         16,817         12,444
           16,041         15,319         16,709         12,485
           16,007         15,277         16,681         12,476
Jun        16,203         15,474         16,896         12,467
           16,238         15,507         16,938         12,541
           16,177         15,449         16,901         12,581
           16,468         15,727         17,182         12,647
           16,874         16,114         17,559         12,696
           17,249         16,473         17,865         12,720
Dec 96     17,013         16,247         17,683         12,728
           17,049         16,282         17,702         12,752
           17,067         16,299         17,727         12,776
           16,825         16,068         17,539         12,817
           17,126         16,355         17,792         12,858
           17,281         16,503         17,945         12,882
Jun        17,501         16,713         18,146         12,882
           18,040         17,228         18,661         12,924
           17,824         17,022         18,476         12,964
           18,113         17,298         18,753         12,996
           18,422         17,593         19,078         13,012
           18,492         17,660         19,175         13,004
Dec 97     18,701         17,859         19,377         13,019
           18,908         18,058         19,667         13,044
           18,889         18,039         19,614         13,069
           18,933         18,081         19,669         13,094
           19,047         18,189         19,757         13,117
           19,214         18,350         19,961         13,141
Jun        19,381         18,509         20,189         13,157
           19,443         18,568         20,219         13,172
           19,682         18,797         20,745         13,188
           19,940         19,043         21,305         13,204
           19,892         18,997         21,232         13,236
           20,010         19,109         21,239         13,236
Dec 98     20,050         19,148         21,285         13,228
           20,164         19,257         21,409         13,261
           20,003         19,103         20,899         13,277
           20,117         19,212         20,981         13,317
           20,173         19,265         21,029         13,414
           20,044         19,142         20,844         13,414
Jun        19,912         19,016         20,802         13,414
           19,816         18,924         20,771         13,454
           19,798         18,907         20,771         13,486
           20,089         19,185         20,939         13,551
Oct 99     20,170         19,262         20,973         13,600

(1) The Lehman Brothers Government Bond Index is an unmanaged index of all U.S. government bonds. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI). The Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. For comparison purposes, the benchmark's performance is shown as of the Fund's inception date not from the inception date of the benchmark.

    The Fund's performance would have been lower had the Advisor not waived a portion of its fees and the Fund's custodian had not allowed its fees to be reduced by credits.

  + The performance of the Class B Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B shareholders.

--------------------------------------------------------------------------------
TOTAL RETURNS AS OF 10/31/99

CLASS A SHARES                             1 YEAR    5 YEAR*       10 YEAR*
    Fund (not adjusted for sales charge)    1.38%     7.90%         7.27%
    Fund (adjusted for the maximum 4.5%
      sales charge)                        -3.20%     6.90%         6.78%
    Lehman Brothers Government Bond
      Index(1)                             -1.22%     7.69%         7.69%(1)

CLASS B SHARES                             1 YEAR    5 YEAR*   SINCE INCEPTION*
                                                               (MARCH 31, 1994)
    Fund (not adjusted for contingent
      deferred sales charge)                0.53      6.98%         5.75%
    Fund (adjusted for the maximum
      contingent deferred sales charge)    -4.25%     6.83%         5.75%
    Lehman Brothers Government Bond
      Index(1)                             -1.22%     7.69%         6.71%(1)


* Annualized

PORTFOLIO composition(+)

                  GNMA                          28%
                  FNMA                          23%
                  FHLMC                         21%
                  CMOs                          14%
                  AGENCY OBLIGATIONS             7%
                  TREASURIES                     6%
                  OTHER                          1%

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Interest rates rose dramatically during the twelve months ended October 31, 1999, as the U.S. economy continued to strengthen and the global economy began to recover. This caused concerns over rising inflation since wages continued to increase and commodity prices rebounded from lows reached in previous periods. Interest rates rose across the yield curve, while the shape of the curve flattened significantly. This meant that although all interest rates increased, the difference in yield between short- and long-term maturity bonds got smaller. The two-year treasury yield rose from 4.11% in October 1998, to 5.78% a year later. This represented an increase of 167 basis points (1.67%), a very significant rise in rates and more dramatic than longer-term treasuries. The yield on the 10-year treasury increased 142 basis points, while the 30-year bond jumped 101 basis points, ending the period at 6.02% and 6.16%, respectively.

In an attempt to reduce the threat of inflation, the Federal Reserve Board's Open Market Committee raised the Fed Funds rate 25 basis points twice during the summer. Higher short-term interest rates work to constrict the economy, thus slowing growth and reducing inflationary pressures. These moves took back two of the three reductions in rates undertaken by the Fed in late 1998 which were a response to the global crisis that began in Asia and spread throughout much of the world.

The backup in interest rates far overshadowed any other factors, contributing to the low total return for the Fund. bond prices dropped significantly, which nearly offset the income earned by the Fund.

The strong housing market, buoyed by domestic economic strength, generally supported the performance of some mortgage-backed holdings in the Fund. Despite rising interest rates, prepayments were higher than expected (although they did slow) as consumers were able to afford better homes and retired their old mortgages. This allowed us to reinvest prepaid proceeds in higher-yielding mortgages, adding additional income to the Fund.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

The Fund continued to hold a high percentage of its assets in agency mortgage-backed securities. Throughout the period, these securities tended to perform better than Treasuries with comparable durations (a measure of price sensitivity to changes in interest rates). However, because of the backup in interest rates and the subsequent slowdown in refinancings, the duration of nearly all mortgage securities extended. When interest rates rise, the likelihood of prepayment of mortgages falls, as refinancing would then be at a higher interest rate. Given this scenario, prices of mortgage-backed securities would then be affected more significantly by changes in interest rates.

The difference in yield between mortgages and treasuries (the spread) was extremely volatile over the period, but ended the year slightly tighter. This enabled mortgages to outperform treasuries as Treasury yields increased relative to mortgage-backed securities, sending their prices lower. However, as we have mentioned, these relative gains were overshadowed by the dramatic jump in rates.

We continued to purchase mortgage-backed securities that we felt had predictable prepayment characteristics and would provide a good, stable return over all interest rate scenarios. We believe this is especially important now that rates are higher than in recent history and given that the probability of lower rates has increased. These bonds should exhibit relative performance strength over a longer-term time horizon and should benefit Fund shareholders if rates decline. During the period, the Fund grew in size from $340 million to almost $480 million, due to a merger of the Griffin U.S. Government Securities Fund and two large cash inflows into the Fund. The Griffin fund had a longer duration and a lower percentage of mortgage-backed securities than our target and, therefore, predicated a re-balancing of the combined portfolio to get us back to our target levels. We used these opportunities to buy GNMA securities near the end of the period; these bonds tend to prepay a bit slower than other bonds if rates begin to fall.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Two overriding concerns in the bond market remain: the direction of short-term interest rates and any possible problems resulting from Y2K. Until these short-term issues are settled, the bond market may remain volatile with a bearish bias. However, as we move into the New Year and these issues subside, the bond market should improve. We believe the Fed will keep inflation in check, the economy will run fairly smoothly, and that the long-term direction of interest rates should be lower. The Fund, with its emphasis on mortgages, is positioned to perform well if spreads tighten back toward historic levels as well as during times of stable interest rates. In addition, the stable prepayment characteristics of many of the mortgages in the Fund will become more valuable in a rally, and benefit Fund shareholders. Overall, our long-term outlook is very positive as inflation should remain under control and hold back interest-rate levels.

(+) Allocation percentages are based on total investment value of the portfolio as of 10/31/99.

INCOME
       fund

PORTFOLIO MANAGER:
GARY POKRZYWINSKI
WM ADVISORS, INC.

The Income Fund is managed by a fixed-income team led by Senior Portfolio Manager Gary Pokrzywinski, who has over 14 years of asset management experience and has been with WM Advisors, Inc. for more than seven years. Mr. Pokrzywinski is a Chartered Financial Analyst and holds a Business Degree from the University of Wisconsin.

PERFORMANCE REVIEW

For the 10-year period ended October 31, 1999, the INCOME FUND (Class A shares) returned 7.90% on an average annual total return basis, or 7.41% adjusted for the maximum sales charge. For the 12-month period ended October 31, 1999, the Fund's total return was 1.98%, or -2.56% adjusted for the maximum sales charge. Interest rates rose throughout the period, which put pressure on the prices of the bonds in the portfolio. Intermediate-term treasury bonds increased significantly, rising more than 160 basis points (1.60%) over the course of the year. Rising interest rates offset some of the income earned by the Fund during the last 12 months. AS OF OCTOBER 31, 1999, THE 30-DAY SEC YIELD OF THE FUND WAS 6.73% FOR A SHARES AND 6.33% FOR B SHARES.

                VALUE OF A $10,000 INVESTMENT (CLASS A SHARES)+

            Fund           Fund
          (Class A       (Class A
           Shares;        Shares;
             not          adjusted       Lehman
          adjusted        for the       Brothers
            for           maximum      Government/
           sales        4.5% sales   Corporate Bond    Inflation
           charge)        charge)       Index(1)        (CPI)(1)
--------------------------------------------------------------------------------
Oct 89    $10,000        $ 9,550        $10,000        $10,000
           10,073          9,620         10,090         10,057
Dec 89     10,108          9,653         10,105         10,081
           10,054          9,601          9,967         10,105
            9,979          9,530          9,989         10,122
            9,995          9,545          9,990         10,154
            9,997          9,547          9,898         10,203
            9,967          9,518         10,185         10,227
Jun        10,191          9,733         10,350         10,243
           10,358          9,892         10,478         10,349
           10,439          9,969         10,326         10,398
           10,339          9,874         10,412         10,455
           10,432          9,963         10,550         10,472
           10,552         10,077         10,780         10,496
Dec 90     10,745         10,261         10,943         10,552
           10,879         10,390         11,066         10,592
           10,989         10,494         11,161         10,790
           11,127         10,626         11,238         10,780
           11,261         10,754         11,367         10,844
           11,409         10,895         11,421         10,868
Jun        11,458         10,943         11,408         10,868
           11,470         10,954         11,552         10,933
           11,600         11,078         11,817         10,950
           11,844         11,311         12,064         10,966
           12,094         11,549         12,172         10,983
           12,283         11,730         12,293         11,016
Dec 91     12,386         11,829         12,708         11,048
           12,761         12,187         12,520         11,064
           12,598         12,031         12,586         11,097
           12,659         12,089         12,517         11,145
           12,621         12,053         12,592         11,162
           12,711         12,139         12,836         11,194
Jun        12,921         12,340         13,025         11,202
           13,145         12,553         13,358         11,219
           13,414         12,811         13,477         11,259
           13,582         12,971         13,660         11,317
           13,735         13,117         13,451         11,332
           13,515         12,906         13,439         11,348
Dec 92     13,486         12,880         13,671         11,389
           13,703         13,086         13,969         11,413
           13,981         13,352         14,259         11,445
           14,254         13,613         14,308         11,477
           14,335         13,690         14,418         11,517
           14,445         13,795         14,411         11,533
Jun        14,479         13,828         14,738         11,525
           14,701         14,039         14,832         11,582
           14,813         14,147         15,173         11,622
           15,132         14,451         15,226         11,663
           15,244         14,558         15,289         11,696
           15,326         14,636         15,116         11,712
Dec 93     15,100         14,421         15,182         11,728
           15,186         14,502         15,410         11,728
           15,444         14,749         15,074         11,761
           15,060         14,382         14,705         11,786
           14,586         13,930         14,583         11,834
           14,450         13,799         14,557         11,843
Jun        14,398         13,750         14,523         11,843
           14,379         13,731         14,814         11,875
           14,649         13,990         14,819         11,915
           14,667         14,007         14,596         11,955
           14,412         13,763         14,580         11,972
           14,361         13,715         14,553         11,981
Dec 94     14,343         13,698         14,649         12,021
           14,453         13,802         14,931         12,054
           14,715         14,053         15,277         12,102
           15,077         14,398         15,379         12,135
           15,201         14,517         15,593         12,143
           15,464         14,768         16,247         12,159
Jun        16,286         15,553         16,377         12,159
           16,423         15,684         16,313         12,208
           16,312         15,578         16,522         12,256
           16,546         15,802         16,690         12,297
           16,761         16,008         16,935         12,337
           16,980         16,216         17,215         12,362
Dec 95     17,256         16,480         17,468         12,387
           17,571         16,781         17,576         12,387
           17,699         16,902         17,204         12,419
           17,227         16,452         17,059         12,444
           17,078         16,309         16,941         12,485
           16,961         16,197         16,913         12,476
Jun        16,941         16,178         17,139         12,467
           17,147         16,375         17,179         12,541
           17,182         16,409         17,137         12,581
           17,181         16,408         17,442         12,647
           17,511         16,723         17,849         12,696
           17,981         17,172         18,177         12,720
Dec 96     18,394         17,567         17,975         12,728
           18,180         17,362         17,997         12,752
           18,237         17,417         18,035         12,776
           18,269         17,447         17,820         12,817
           18,030         17,219         18,080         12,858
           18,291         17,468         18,240         12,882
Jun        18,540         17,705         18,468         12,882
           18,863         18,014         19,033         12,924
           19,561         18,680         18,819         12,964
           19,296         18,427         19,115         12,996
           19,626         18,743         19,421         13,012
           19,940         19,043         19,524         13,004
Dec 97     20,024         19,123         19,729         13,019
           20,214         19,305         20,007         13,044
           20,293         19,380         19,967         13,069
           20,449         19,529         20,029         13,094
           20,517         19,594         20,129         13,117
           20,761         19,827         20,344         13,141
Jun        20,919         19,978         20,552         13,157
           20,887         19,948         20,568         13,172
           20,969         20,025         20,969         13,188
           21,348         20,388         21,569         13,204
           21,067         20,119         21,416         13,236
           21,425         20,461         21,544         13,236
Dec 98     21,455         20,489         21,596         13,228
           21,667         20,692         21,749         13,261
           21,165         20,212         21,232         13,277
           21,281         20,323         21,338         13,317
           21,534         20,565         21,391         13,414
           21,355         20,394         21,171         13,414
Jun        21,221         20,266         21,105         13,414
           21,210         20,256         21,046         13,454
           21,204         20,250         21,029         13,486
           21,405         20,442         21,219         13,551
Oct 99     21,487         20,520         21,274         13,600

1 The Lehman Brothers Government/ Corporate Bond Index is unmanaged and represents all government and corporate bonds. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI). The Index assumes reinvestment of all dividends/ distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. For comparison purposes, the benchmark's performance is shown as of the Fund's inception date not from the inception date of the benchmark.

   The Fund's performance would have been lower had the Advisor and Distributor not waived a portion of their fees and the Fund's custodian had not allowed its fees to be reduced by credits.

+ The performance of the Class B Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B shareholders.

------------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF 10/31/99

CLASS A SHARES                                                             1 YEAR        5 YEAR*            10 YEAR*

    Fund (not adjusted for sales charge)                                     1.98%          8.46%               7.90%
    Fund (adjusted for the maximum 4.5% sales charge)                       -2.56%          7.48%               7.41%
    Lehman Brothers Government/Corporate Bond Index(1)                      -0.66%          7.85%               7.84%(1)

CLASS B SHARES                                                             1 YEAR        5 YEAR            SINCE INCEPTION*
                                                                                                           (MARCH 30, 1994)
    Fund (not adjusted for contingent deferred sales charge)                 1.12%          7.57%               6.33%
    Fund (adjusted for the maximum contingent deferred sales charge)        -3.64%          7.42%               6.33%
    Lehman Brothers Government/Corporate Bond Index(1)                      -0.66%          7.85%               6.84%(1)

*Annualized

PORTFOLIO composition+

Industrial Bonds                   20%
Financial Bonds                    15%
Foreign Bonds                      13%
Other Corporate Bonds              23%
Mortgage-Backed                    12%
Treasuries                          7%
Other                               1%
CMOs                                2%
Transportation Bonds                7%

+ Bond ratings provided by a combination of Standard & Poors and Moody's. Allocation percentages are based on total investment value of the portfolio as of 10/31/99. Differences from financial statements are a result of a consolidation of industries or sectors.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Strong economic growth led by consumer spending and capital investment caused a slight increase in inflation, which in turn pushed interest rates higher. Wage pressures, as well as steep increases in oil prices, caused concerns in the fixed-income market. Despite the rise in interest rates, corporate- and mortgage-backed securities, reported positive performance, outperforming treasuries for the year. The Fund performed relatively well given its marginally long duration (a measure of price sensitivity to interest rates). Reasons for the strong performance included high concentration in corporate securities, strong income characteristics, a barbelled maturity structure, and a strong performance by lower-rated securities.

Corporate bonds performed better than treasuries because their yields increased less than treasury securities with similar maturities. In the aftermath of the global crisis and flight to quality seen in 1998, the difference in yields between corporate bonds and treasuries was quite pronounced. As stability returned to the market, this yield gap narrowed, allowing for better performance for corporate- and mortgage-backed securities. Yield spreads widened again in early summer as the Federal Reserve Open Market Committee began to raise rates and the markets anticipated further tightening. This coincided with a significant increase in the supply of corporate securities, as companies rushed to issue ahead of Y2K. These events caused widening yield spreads, but not nearly to the level we saw in 1998. The other benefit of corporate- and mortgage-backed securities is the income supplied to the Fund. Corporate- and mortgage-backed bonds tend to have higher yields than similar maturity treasuries, and the weighting in these holdings generated additional income for shareholders of the Fund.

The Fund maintains a barbelled maturity strategy, with the majority of holdings balanced between the short- and long-term areas, with just a smaller percentage invested in intermediate-term holdings, usually mortgages. This strategy benefited Fund shareholders as intermediate-term bonds saw the most dramatic increase in yields (causing negative price performance), and short-term securities outperformed all other maturity areas. In addition, because the Fund is able to invest a portion of assets in lower-rated bonds, performance was bolstered for the past 12 months. Higher-yielding bonds were the strongest performing fixed-income sector for the period.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

There have been only minor changes to the Fund from year to year. Mortgage-backed securities were increased because of their high-quality (backed by a government agency) and good income characteristics. This served to enhance the overall credit quality of the Fund by increasing the "AAA" portion of the portfolio. During the late stages of the period, in an effort to capture higher yields, we added marginally to the positions in lower-rated securities and were rewarded with strong performance. Examples of these types of holdings were Poland Communications and the Republic of Korea. As stability returned to the markets, these bonds appreciated significantly providing strong income to the Fund. We will likely continue this strategy if the gap in yields remains wide in the coming months. As rates have been rising, we have also slightly lengthened maturities to take advantage of the higher yields and position the Fund to benefit in a more stable interest-rate environment.

Conversely, we did have some poor performing issues in the portfolio. Waste Management and Lockheed Martin Corporation both encountered problems during the course of the year, and their debt positions suffered. We maintained positions in these firms, as their longer-term outlooks are more positive.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Our long-term outlook for interest rates is quite positive. We believe that fundamental structural forces are in place for a continued low global inflationary environment. Despite the increase in commodity prices, demographic forces, fiscal austerity, technological enhancements, and excess capacity all point toward a lack of pervasive price pressures and a positive environment for fixed-income assets.

We focus the investments of the Fund in corporate securities of many highly-recognizable companies. A smaller percentage of the portfolio is more bottom-up and research-intensive, concentrating on issuers that can achieve a higher level of income yet have enough financial strength to limit risk. The Fund moves in and out of sectors and industries based on the ebbs and flows of the business cycle, finding opportunities domestically and abroad. From an interest-rate perspective, we manage the Fund based on our long-term secular inflation and rate outlook, which continues to be positive. The Fund currently is long in maturity and overweighted in corporate securities -- historically, this is the best combination as long as inflation does not increase substantially. Overall, we believe this focus will best serve shareholders and achieve the Fund's objectives.

HIGH YIELD
          fund

PORTFOLIO MANAGER:
GARY POKRZYWINSKI
WM ADVISORS, INC.

The High Yield Fund is managed by a fixed-income team led by Senior Portfolio Manager Gary Pokrzywinski, who has over 14 years of asset management experience and has been with WM Advisors, Inc. for more than seven years. Mr. Pokrzywinski is a Chartered Financial Analyst and holds a Business Degree from the University of Wisconsin.

PERFORMANCE REVIEW

From the Fund's inception (April 8, 1998) through October 31, 1999, the HIGH YIELD FUND (Class A shares) returned 2.86% on an average annual total return basis, or -0.11% adjusted for the maximum sales charge. For the 12-month period ended October 31, 1999, the Fund's total return was 12.26%, or 7.18% adjusted for the maximum sales charge. The Fund outperformed the benchmark Lehman Brothers High Yield Index which advanced 4.34% on an average annual total return for the same period.1 Despite rising interest rates throughout the period, the Fund nearly tripled the performance of its benchmark index. Intermediate-term Treasury bond yields increased significantly, rising more than 160 basis points (1.60%) over the course of the year, but a strong economy and improving global conditions supported the strong performance of the Fund. The Fund reported high levels of income as well. AS OF OCTOBER 31, 1999, THE 30-DAY SEC YIELD OF THE FUND WAS 8.93% FOR A SHARES AND 8.60% FOR B SHARES.

                 VALUE OF A $10,000 INVESTMENT (CLASS A SHARES)+

                         Fund        Fund
                       (Class A    (Class A
                        Shares;     Shares;
                          not      adjusted       Lehman
                       adjusted     for the       Brothers
                          for       maximum        High
                         sales    4.5% sales       Yield         Inflation
                        charge)     charge)       Index(1)        (CPI)(1)
--------------------------------------------------------------------------------
Inception 4/3/98      $10,000     $ 9,550
Apr                     9,997       9,547        $10,000         $10,000
May                     9,965       9,517         10,035          10,018
Jun                     9,918       9,471         10,071          10,030
Jul                     9,892       9,447         10,129          10,042
Aug                     9,345       8,925          9,569          10,054
Sep                     9,336       8,916          9,612          10,066
Oct                     9,310       8,891          9,415          10,091
Nov                     9,686       9,250          9,806          10,091
Dec 98                  9,670       9,235          9,817          10,085
Jan                     9,834       9,391          9,962          10,109
Feb                     9,722       9,284          9,903          10,122
Mar                     9,899       9,453          9,998          10,152
Apr                    10,259       9,798         10,192          10,226
May                    10,269       9,807         10,054          10,226
Jun                    10,366       9,900         10,033          10,226
Jul                    10,499      10,026         10,073          10,257
Aug                    10,397       9,929          9,961          10,281
Sep                    10,456       9,986          9,889          10,331
Oct 99                 10,451       9,981          9,824          10,368

1 Index total returns were calculated from 4/30/98 to 10/31/99. The Lehman Brothers High Yield Index includes all below investment-grade, corporate debt securities, assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI). Past performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. For comparison purposes, the benchmark's performance is shown as of the Fund's inception date not from the inception date of the benchmark.

   The Fund's performance would have been lower had the Advisor not waived a portion of its fees and the Fund's custodian had not allowed its fees to be reduced by credits.

+ The performance of the Class B Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B shareholders.Total Returns as of 10/31/99

--------------------------------------------------------------------------------

TOTAL RETURNS AS OF 10/31/99

CLASS A SHARES                                                                              1 YEAR        SINCE INCEPTION*
                                                                                                           (APRIL 8, 1998)
    Fund (not adjusted for sales charge)                                                    12.26%              2.86%
    Fund (adjusted for the maximum 4.5% sales charge)                                        7.18%             -0.11%
    Lehman Brothers high yield index(1)                                                      4.34%             -1.18%(1)

CLASS B SHARES                                                                              1 YEAR        SINCE INCEPTION*
                                                                                                              (MAY 5, 1998)
    Fund (not adjusted for contingent deferred sales charge)                                11.44%              2.67%
    Fund (adjusted for the maximum contingent deferred sales charge)                         6.44%              0.28%
    Lehman Brothers high yield index(1)                                                      4.34%             -1.18%(1)

*Annualized

PORTFOLIO composition+

Health Care Bonds                  12%
Service Bonds                       9%
Telecommunications Bonds            6%
Treasury Notes                      5%
Other Corporate Bonds              15%
Information Technology Bonds       13%
Equity Securities                   8%
Foreign Bonds                      29%
Other                               3%

+ Allocation percentages are based on total investment value of the portfolio as of 10/31/99. There may be additional risks associated with foreign securities. There are also additional credit and default risks associated with lower-rated securities.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Even with the steep rise in interest rates, the high-yield market performed fairly well during the 12-month period ended October 31, 1999. The high-yield sector was the best performing area of the fixed-income market. High-yield bonds tend to be more sensitive to economic strength than to rising interest rates. Some of the strong performance can be explained by the resurgence of global stability following the Asian Crisis of 1998. This caused high-yield bonds to perform better than treasuries, because their yields increased less than treasury securities with similar maturities. In the aftermath of the global crisis and flight to quality seen in 1998, the difference in yield between high-yield bonds and treasuries was quite pronounced. As stability returned to the market, this yield gap narrowed, allowing for better performance for the high-yield area. Yield spreads widened again in early summer as the Federal Reserve Open Market Committee began to raise rates and the markets anticipated further tightening. This coincided with a significant increase in the supply of corporate securities, as companies rushed to issue ahead of Y2K. These events caused yield spreads to widen, but not nearly to the level we saw early in the period. The other benefit of these corporate securities is the income supplied to the Fund. The securities held by the Fund tend to have significantly higher yields than treasuries with similar maturities, generating additional income for shareholders of the Fund.

The Fund significantly outperformed its benchmark index and the overall high-yield market partially due to overweightings in the Technology sector and in Asian positions (including some Japanese holdings). The Technology sector benefited from continued strength of trends in capital investment which is likely to persist. Our positions in Asia rallied considerably during the year when global stability was restored. After the severely depressed period of late 1997 and 1998, the Asian countries (excluding Japan) started to rebound as a result of rising exports, lower interest rates, and privatization. Japan has improved slowly over the year, mainly the result of continued fiscal stimulus and the gradual movement to a more open market economy. The Fund benefited from its position in Poland Communications; the firm was bought during the period and, as a result, the value of the holding appreciated significantly and contributed to overall Fund results.

The Fund did experience difficulties in one sector during the period -- the long-term care (nursing home) sector. Policy changes to Medicare reimbursements and excess debt levels caused financial difficulties for a number of long-term care operators. We continue to hold our positions in the Fund and feel that given aging demographics, the long-term trends are positive for the industry. Because the market has looked unfavorably upon the sector as a whole, we found value by concentrating our holdings in higher-quality companies such as Beverly Enterprises and other diversified companies (Health Care REITs).

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

Although there were no significant changes to the Fund during the year, we did increase the exposure to the Technology, Service, and Gaming sectors while lowering the concentration of mortgage-backed securities, the Mining sector, and Cash. Broadly speaking, we continue to favor the health care industry given current demographic trends. As baby boomers grow older and live longer lives, the demand for health care also increases. We also favor the Technology and Media/Telecommunication sectors as firms continue to pour money into technological enhancements to improve productivity. Some companies, particularly in the Telecommunication sector, are expensive, and we will use any short-term fluctuations to add positions in these areas. We are also positive about the growth in the financial sector given current trends of globalization and the reliance on financial intermediaries to fund this expansion.

A particular strategy is to focus on industries or companies that are out of favor in the short term, but possess long-term positive fundamental characteristics and solid asset value. While these companies work through their problems, the Fund has the potential to earn very strong current income. The Fund will continue to focus on broken or semi-broken convertible securities. These are convertible securities where the underlying stock price has fallen 30% or more, resulting in a performance that resembles a bond with a limited amount of equity exposure. We believe this sector is less followed by the overall market and offers an investment opportunity in sound companies that do not have continuously leveraged balance sheets (as do straight high yields).

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Our long-term outlook for interest rates is quite positive. We believe that fundamental structural forces are in place to continue a low global inflationary environment and continued economic stability. Despite the increase in commodity prices, demographic forces, fiscal austerity, technological enhancements and excess capacity all point toward a lack of pervasive price pressures and a positive environment for high-yield assets. Although there is a chance that the Federal Reserve will continue to raise interest rates and the economic expansion will slow, high-yield investments still offer attractive income characteristics especially given the current low inflationary environment.

CALIFORNIA INSURED
      intermediate
           municipal fund

PORTFOLIO MANAGER:
JOSEPH PIRARO
VAN KAMPEN INVESTMENTS

Mr. Piraro is portfolio manager of both the WM California Municipal and the WM California Insured Intermediate Municipal Funds. He serves as Vice President at Van Kampen Investments and has been with the company since 1992.

PERFORMANCE REVIEW
From the Fund's inception (April 4, 1994) through October 31, 1999, the CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND (Class A shares) returned 5.86% on an average annual total return basis, or 4.99% adjusted for the maximum sales charge. For the 12-month period ended October 31, 1999, the Fund's total return was -1.11%, or -5.57 adjusted for the maximum sales charge. AS OF OCTOBER 31, 1999, THE 30-DAY SEC YIELD FOR THE FUND WAS 3.76% FOR A SHARES AND 3.19% FOR B SHARES; ON A TAX EQUIVALENT BASIS, THE YIELD WAS 6.86% FOR A SHARES AND 5.82% FOR B SHARES.(++)

                 VALUE OF A $10,000 INVESTMENT (CLASS A SHARES)+

                         Fund        Fund
                       (Class A    (Class A
                        Shares;     Shares;
                          not      adjusted       Lehman
                       adjusted     for the       Brothers
                          for       maximum      Municipal
                         sales    4.5% sales       Bond          Inflation
                        charge)     charge)       Index(1)        (CPI)(1)
--------------------------------------------------------------------------------
Inception 4/4/94       $10,000     $ 9,550
                        10,172       9,714        $10,000        $10,000
                        10,264       9,802         10,087         10,007
Jun                     10,226       9,766         10,025         10,007
                        10,410       9,942         10,209         10,034
                        10,443       9,973         10,245         10,068
Sep                     10,333       9,868         10,094         10,102
                        10,181       9,723          9,914         10,117
                        10,039       9,587          9,735         10,124
Dec 94                  10,175       9,717          9,949         10,158
                        10,468       9,997         10,234         10,185
                        10,793      10,308         10,531         10,226
Mar                     10,911      10,420         10,653         10,254
                        10,913      10,422         10,665         10,261
                        11,253      10,746         11,006         10,274
Jun                     11,117      10,617         10,910         10,274
                        11,257      10,751         11,013         10,315
                        11,430      10,916         11,153         10,357
Sep                     11,507      10,989         11,224         10,391
                        11,648      11,123         11,386         10,425
                        11,800      11,269         11,575         10,446
Dec 95                  11,849      11,316         11,686         10,467
                        11,960      11,421         11,775         10,467
                        11,939      11,402         11,695         10,494
Mar                     11,775      11,245         11,546         10,515
                        11,754      11,225         11,513         10,550
                        11,733      11,205         11,509         10,542
Jun                     11,812      11,280         11,634         10,535
                        11,925      11,388         11,740         10,597
                        11,937      11,400         11,738         10,631
Sep                     12,028      11,487         11,902         10,686
                        12,153      11,607         12,036         10,728
                        12,359      11,803         12,255         10,748
Dec 96                  12,312      11,758         12,203         10,755
                        12,348      11,792         12,227         10,775
                        12,418      11,859         12,339         10,796
Mar                     12,291      11,738         12,175         10,830
                        12,350      11,795         12,277         10,865
                        12,503      11,941         12,461         10,886
Jun                     12,634      12,065         12,594         10,886
                        12,929      12,347         12,943         10,920
                        12,836      12,258         12,821         10,954
Sep                     12,955      12,372         12,974         10,982
                        13,005      12,419         13,057         10,995
                        13,054      12,467         13,134         10,988
Dec 97                  13,191      12,598         13,326         11,001
                        13,302      12,703         13,463         11,022
                        13,323      12,724         13,467         11,043
Mar                     13,277      12,679         13,479         11,064
                        13,216      12,621         13,419         11,084
                        13,402      12,799         13,631         11,104
Jun                     13,426      12,822         13,684         11,117
                        13,464      12,858         13,718         11,131
                        13,676      13,061         13,929         11,144
Sep                     13,888      13,263         14,103         11,158
                        13,888      13,263         14,103         11,185
                        13,899      13,274         14,153         11,185
Dec 98                  13,884      13,259         14,188         11,178
                        14,034      13,403         14,357         11,205
                        13,974      13,345         14,294         11,219
Mar                     13,995      13,365         14,314         11,253
                        14,002      13,372         14,349         11,335
                        13,933      13,306         14,266         11,335
Jun                     13,746      13,128         14,061         11,335
                        13,825      13,203         14,111         11,369
                        13,809      13,188         13,999         11,396
                        13,856      13,233         14,004         11,451
Oct 99                  13,735      13,116         13,790         11,492

1 Index total returns were calculated from 4/30/94 to 10/31/99. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI). The index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/ distributions by the shareholder. For comparison purposes, the benchmark's performance is shown as of the Fund's inception date not from the inception date of the benchmark.

   The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses and the Fund's custodian had not allowed its fees to be reduced by credits.

+ The performance of the Class B Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B shareholders.

--------------------------------------------------------------------------------

TOTAL RETURNS AS OF 10/31/99

CLASS A SHARES                                                                         1 YEAR       5 YEAR*       SINCE INCEPTION*
                                                                                                                   (April 4, 1994)
    Fund (not adjusted for sales charge)                                               -1.11%        6.17%              5.86%
    Fund (adjusted for the maximum 4.5% sales charge)                                  -5.57%        5.19%              4.99%
    Lehman Brothers Municipal Bond Index(1)                                            -2.22%        6.82%              6.02%(1)

CLASS B SHARES                                                                         1 YEAR       5 YEAR*       SINCE INCEPTION*
                                                                                                                   (July 1, 1994)
    Fund (not adjusted for contingent deferred sales charge)                           -1.89%        5.37%              4.89%
    Fund (adjusted for the maximum contingent deferred sales charge)                   -6.57%        5.21%              4.89%
    Lehman Brothers high yield index(1)                                                -2.22%        6.82%              6.16%(1)

*Annualized

PORTFOLIO composition+

               A                  2%
               AAA               88%
               BBB                4%
               NOT RATED          6%

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Bonds of all types experienced price declines during the past 12 months as interest rates increased, especially toward the end of the reporting period. In addition to the negative effects of the Federal Reserve Board's two interest rate increases during the summer, the bond market declined as the nation's strong economic growth continued to spark inflationary fears, leading to concern about future rate hikes. Because of low institutional demand for municipal bonds during the period, these conditions affected municipals more than their taxable counterparts -- Corporate and Treasury bonds. The yields of newly issued 30-year AAA-rated municipal bonds rose more than a full percentage point during the 12-month period, so the prices of existing bonds dropped accordingly. The bonds in the Fund's portfolio were not spared from this market movement and suffered price declines along with the rest of the municipal market.

The interest rate increases also suppressed municipal bond supply, bringing nationwide issuance down more than 20% in the first 10 months of the year relative to 1998. Supply was down in almost every sector, with Electric/Utility and Health Care bonds experiencing the most significant drops. Although new issuance kept pace with last year's active market, the amount of bonds issued through refinancing was down more than 50% for the year through October. Many municipalities simply chose not to refinance outstanding bonds because of the higher interest rates they would have to pay in the current marketplace. Overall, the lower supply helped support bonds prices somewhat because it meant greater demand for available bonds.

In the intermediate range of the yield curve, 10-year California AAA-rated insured securities yielded 4.15% at the end of the reporting period in 1998, compared with 5.00% at the end of the third quarter in 1999.++

Issuance in the state was down 22% for the year, while insured issuance was down to 50% of total issuance. The state of California has diversified its economy, both regionally and by sector, since the early 1990's. The ratings of the state's general obligations were upgraded by S&P from A+ to AA- in August 1999.

We took advantage of the general market declines to enhance the current income potential and tax management of the Fund. We sold some of our holdings at a capital loss to offset some of the gains we realized early in 1999. This allowed us to reduce the taxable capital gains distributed to shareholders this year. These bonds were replaced with higher yielding issues, increasing the Fund's income stream. We also sold some bonds that were about to be called or refunded and purchased intermediate duration securities in the 8- to 12-year maturity range.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We continue to maintain a higher than required percentage of AAA-rated securities, which at the end of the reporting period totaled 88% of assets state wide. Demand for quality California securities remains strong - both state wide and nationally - and we will continue to maintain this level as we feel this sector will outperform.

Sector concentrations were adjusted during the year, with a 12% increase in exposure to public education bonds and a 12% decrease in the transportation industry. Although we felt the Transportation sector was attractive, huge demand for this sector in the intermediate area of the yield curve allowed us to sell positions at strong prices. Concurrently, we were able to increase our public education sector exposure (our largest Fund position at period end) due to a large amount of intermediate area issuance being available at attractive yields. The Fund continues to be well diversified,with exposure to fourteen industries.

WHAT IS THE INTERMEDIATE- AND LONG-TERM OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

In the coming months, we will probably see a slowing economy, which may be partly the result of Y2K concerns. Wage increases will likely keep inflation fears at the forefront, although increasing productivity should be able to offset higher wage costs for employers.

Preparations for the turn of the millennium may also limit new issuance and general market activity at the end of the year. Many municipal issuers are planning to postpone issuing bonds until they feel certain that any potential computer problems have been avoided. We will continue to focus our efforts on finding attractive-yielding bonds, and protect the Fund from bond calls as much as possible.

We do not expect to make any significant changes to the structure of the portfolio. We feel the Fund is positioned for strong performance, and we will continue our "bottom up" approach of investing by identifying individual securities we feel will out-perform the general market. We will also use our extensive research capabilities to look for attractive opportunities throughout the coming months.

The Fund continues to experience good growth, and our outlook is positive. As new assets flow into the Fund, we will invest the proceeds in line with current structure and characteristics of the portfolio.

+ Bond ratings provided by a combination of Standard & Poors and Moody's. Allocation percentages are based on total investment value of the portfolio as of 10/31/99.

(++) A portion of income may be subject to some state and/or local taxes, and for certain investors, may be subject to the federal alternative minimum tax (AMT). Tax equivalent yield based on a 39.6% Federal and 9.3% State tax brackets and the federal deduction of state taxes paid.

++ Insurance applies only to the timely repayment of principal and interest and does not eliminate market risk.

CALIFORNIA
      municipal fund

PORTFOLIO MANAGER:
JOSEPH PIRARO
VAN KAMPEN INVESTMENTS

Mr. Piraro joined Van Kampen Investments in 1992, and serves as Vice President and portfolio manager. He has had primary portfolio management responsibility for the California Municipal Fund since May 1992.

PERFORMANCE REVIEW

For the 10-year period ended October 31, 1999, the CALIFORNIA MUNICIPAL FUND (Class A shares) returned 6.40% on an average annual total return basis, or 5.91% adjusted for the maximum sales charge. For the 12-month period ended October 31, 1999, the Fund's total return was -3.87%, or -8.19 adjusted for the maximum sales charge. Interest rates increased throughout the period and rising rates more than offset the income earned by the Fund. AS OF OCTOBER 31, 1999, THE 30-DAY SEC YIELD OF THE FUND WAS 4.69% FOR A SHARES AND 4.16% FOR B SHARES; ON A TAX EQUIVALENT BASIS, THE YIELD WAS 8.56% FOR A SHARES AND 7.59% FOR B SHARES++++

                 VALUE OF A $10,000 INVESTMENT (CLASS A SHARES)+

               Fund           Fund
             (Class A       (Class A
              Shares;        Shares;
                not         adjusted       Lehman
             adjusted        for the       Brothers
                for          maximum        High
               sales       4.5% sales       Yield         Inflation
              charge)        charge)       Index(1)        (CPI)(1)
--------------------------------------------------------------------------------
Oct 89       $10,000        $ 9,550        $10,000        $10,000
              10,133          9,677         10,175         10,057
Dec 89        10,205          9,746         10,258         10,081
              10,089          9,635         10,210         10,105
              10,184          9,726         10,301         10,122
              10,259          9,797         10,304         10,154
              10,096          9,642         10,230         10,203
              10,337          9,872         10,453         10,227
Jun           10,476         10,004         10,545         10,243
              10,626         10,147         10,700         10,349
              10,375          9,908         10,545         10,398
              10,442          9,972         10,551         10,455
              10,616         10,138         10,742         10,472
              10,865         10,376         10,958         10,496
Dec 90        10,865         10,376         11,006         10,552
              10,916         10,425         11,154         10,592
              10,986         10,492         11,251         10,690
              11,032         10,536         11,255         10,780
              11,144         10,642         11,405         10,844
              11,257         10,750         11,507         10,868
Jun           11,226         10,721         11,495         10,868
              11,340         10,829         11,635         10,933
              11,473         10,956         11,789         10,950
              11,588         11,066         11,942         10,966
              11,726         11,199         12,050         10,983
              11,763         11,234         12,083         11,016
Dec 91        11,914         11,378         12,343         11,048
              11,905         11,369         12,371         11,064
              11,919         11,383         12,375         11,096
              11,956         11,418         12,380         11,145
              12,040         11,499         12,490         11,162
              12,172         11,624         12,638         11,194
Jun           12,411         11,852         12,850         11,202
              12,864         12,286         13,236         11,219
              12,664         12,094         13,106         11,259
              12,702         12,131         13,191         11,317
              12,441         11,881         13,062         11,332
              12,820         12,243         13,296         11,348
Dec 92        13,006         12,421         13,431         11,389
              13,181         12,588         13,587         11,413
              13,738         13,120         14,079         11,445
              13,628         13,014         13,930         11,477
              13,777         13,157         14,070         11,517
              13,865         13,241         14,149         11,533
Jun           14,129         13,493         14,385         11,525
              14,117         13,482         14,404         11,582
              14,484         13,832         14,704         11,622
              14,675         14,015         14,871         11,663
              14,676         14,015         14,900         11,696
              14,459         13,808         14,768         11,712
Dec 93        14,782         14,117         15,080         11,728
              14,938         14,266         15,252         11,728
              14,549         13,894         14,857         11,761
              13,805         13,184         14,252         11,786
              13,819         13,197         14,373         11,834
              13,925         13,298         14,498         11,843
Jun           13,820         13,198         14,410         11,843
              14,045         13,413         14,674         11,875
              14,099         13,465         14,725         11,915
              13,912         13,286         14,509         11,955
              13,629         13,015         14,250         11,972
              13,290         12,692         13,992         11,981
Dec 94        13,509         12,901         14,300         12,021
              13,962         13,334         14,709         12,054
              14,390         13,743         15,137         12,102
              14,557         13,902         15,311         12,135
              14,586         13,929         15,330         12,143
              15,048         14,371         15,819         12,159
Jun           14,866         14,197         15,681         12,159
              14,937         14,265         15,830         12,208
              15,122         14,442         16,031         12,256
              15,236         14,550         16,132         12,297
              15,478         14,782         16,366         12,337
              15,765         15,056         16,638         12,362
Dec 95        15,952         15,235         16,797         12,387
              16,024         15,303         16,925         12,387
              15,936         15,219         16,810         12,419
              15,701         14,994         16,595         12,444
              15,685         14,980         16,548         12,485
              15,685         14,979         16,542         12,476
Jun           15,818         15,106         16,722         12,467
              15,981         15,262         16,874         12,541
              16,040         15,318         16,871         12,581
              16,250         15,519         17,107         12,647
              16,431         15,691         17,299         12,696
              16,704         15,952         17,615         12,720
Dec 96        16,657         15,907         17,541         12,728
              16,687         15,936         17,574         12,752
              16,824         16,067         17,736         12,776
              16,652         15,903         17,500         12,817
              16,775         16,020         17,647         12,858
              16,993         16,229         17,911         12,882
Jun           17,212         16,438         18,102         12,882
              17,748         16,949         18,604         12,924
              17,604         16,812         18,429         12,964
              17,810         17,009         18,648         12,996
              17,936         17,129         18,767         13,012
              18,080         17,266         18,878         13,004
Dec 97        18,369         17,543         19,154         13,019
              18,512         17,679         19,351         13,044
              18,537         17,702         19,357         13,069
              18,537         17,702         19,374         13,094
              18,449         17,619         19,287         13,117
              18,743         17,899         19,592         13,141
Jun           18,803         17,957         19,668         13,157
              18,816         17,969         19,717         13,172
              19,096         18,237         20,021         13,188
              19,373         18,501         20,271         13,204
              19,332         18,463         20,271         13,236
              19,423         18,549         20,342         13,236
Dec 98        19,484         18,607         20,393         13,228
              19,706         18,819         20,636         13,261
              19,629         18,746         20,545         13,277
              19,662         18,777         20,574         13,317
              19,674         18,789         20,625         13,414
              19,532         18,653         20,505         13,414
Jun           19,196         18,333         20,210         13,414
              19,279         18,411         20,283         13,454
              18,988         18,133         20,121         13,486
              18,965         18,112         20,129         13,551
Oct 99        18,586         17,749         19,821         13,600


1 Index total returns were calculated from 10/31/89 to 10/31/99. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI). The index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. For comparison purposes, the benchmark's performance is shown as of the Fund's inception date not from the inception date of the benchmark.

   The Fund's performance would have been lower had the Advisor not waived a portion of its fees and the Fund's custodian had not allowed its fees to be reduced by credits.

+ The performance of the Class B Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B shareholders.

--------------------------------------------------------------------------------

TOTAL RETURNS AS OF 10/31/99

CLASS A SHARES                                                                1 YEAR         5 YEAR*             10 YEAR*

      Fund (not adjusted for sales charge)                                    -3.87%          6.41%               6.40%
      Fund (adjusted for the maximum 4.5% sales charge)                       -8.19%          5.44%               5.91%
      Lehman Brothers Municipal Bond Index(1)                                 -2.22%          6.82%               7.08%(1)

CLASS B SHARES                                                                 1 YEAR        5 YEAR*        SINCE INCEPTION*
                                                                                                             (July 1, 1994)
      Fund (not adjusted for contingent deferred sales charge)                -4.62%          5.61%               4.92%
      Fund (adjusted for the maximum contingent deferred sales charge)        -9.17%          5.45%               4.92%
      Lehman Brothers Municipal Bond Index(1)                                 -2.22%          6.82%               6.16%(1)

*Annualized

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Bonds of all types experienced price declines during the past 12 months as interest rates increased, especially toward the end of the reporting period. In addition to the negative effects of the Federal Reserve Board's two interest rate increases during the summer, the bond market declined as the nation's strong economic growth continued to spark inflationary fears, leading to concern about future rate hikes. Because of low institutional demand for municipal bonds during the period, these conditions affected municipals more than their taxable counterparts -- Corporate and Treasury bonds. The yields of newly issued 30-year AAA municipal bonds rose more than a full percentage point during the 12-month period, so the prices of existing bonds dropped concurrently. The bonds in the Fund's portfolio were not spared from this market movement and suffered price declines along with the rest of the municipal market.

PORTFOLIO composition+

                         A                    4%
                         AA                   5%
                         AAA                 62%
                         BBB                 14%
                         Not Rated           15%

The interest rate increases also suppressed municipal bond supply, bringing nationwide issuance down more than 20% in the first 10 months of the year compared with 1998. Supply was down in almost every sector, with Electric/Utility and Health Care bonds experiencing the most significant drops. Although new issuance kept pace with last year's active market, the amount of bonds issued through refinancing was down more than 50% for the year through October. Many municipalities simply chose not to refinance outstanding bonds because of the higher interest rates they would have to pay in the current marketplace. Overall, the lower supply helped support bond prices somewhat because it meant greater demand for available bonds.

We took advantage of the general market price declines to enhance the current income potential and tax management of the Fund. We sold some of our holdings that were pre-refunded or were nearing their call dates, as well as securities purchased at below-market interest rates, at a capital loss to offset some of the gains we realized early in 1999. This allowed us to avoid the need to distribute taxable capital gains to shareholders this year. These bonds were replaced with longer-maturity, higher-yielding issues. The new bonds also had better call protection. This should help the Fund maintain its income stream for a longer period of time if interest rates fall.

We also sold bonds that were about to be called or refunded and purchased longer duration securities, including bonds with 20- to 30-year maturities. We feel this strategy will work well in a declining interest rate environment.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We made some minor shifts in rating distribution and sector concentration, but these adjustments did not significantly impact the Fund's performance. One of the most attractive sectors during the past year was Transportation, especially tollway bonds. Because these projects are visible ways for voters to see their tax dollars at work, they tend to be well funded when the economy is strong. Improving the transportation infrastructure in California also remains a high priority, which contributed to the heavy supply and attractiveness of these bonds.

To focus more on sectors such as Transportation, we reduced our position in Health Care. Although many Health Care bonds remain attractive, the challenge imposed by managed care and changing Medicare reimbursement policies have led us to focus on other areas of the market.

Through October of 1999, over 50% of new issue volume in the state came to the market insured. Although the portfolio saw a modest decline in AAA-rated holdings (from 63% to 62%), we will maintain a high percentage in these holdings for value and liquidity reasons. The Fund's BBB-rated issues increased to 14% from 13%. This position should help support the portfolio dividend.

WHAT IS THE INTERMEDIATE- AND LONG-TERM OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

In the coming months, we will probably see a slowing economy, which may be partly the result of Y2K concerns. Wage increases will likely keep inflationary fears at the forefront, although increasing productivity should be able to offset higher wage costs for employers.

Preparations for the turn of the millennium may also limit new issuance and general market activity at the end of the year. Many municipal issuers are planning to postpone issuing bonds until they feel certain that any potential computer problems have been avoided. We will continue to focus on finding attractive-yielding bonds and protecting the Fund from bond calls as much as possible.

We do not expect to make any significant changes to the structure of the portfolio. We feel the Fund is positioned for strong performance, and we will continue our "bottom up" approach of investing by identifying individual securities we feel will out- perform the general market. We will also use our extensive research capabilities to look for attractive opportunities throughout the coming months.

The Fund continues to experience strong growth, and our outlook is positive. As new assets flow into the Fund, we will invest the proceeds in line with current structure and characteristics of the portfolio.


++ Bond ratings provided by a combination of Standard & Poors and Moody's. Allocation percentages are based on total investment value of the portfolio as of 10/31/99.

++++ A portion of income may be subject to some State and/or local taxes, and for certain investors, may be subject to the federal alternative minimum tax (AMT). Tax equivalent yield based on a 39.6% Federal and 9.3% State tax brackets and the federal deduction of state taxes paid.

FLORIDA INSURED
     municipal fund

PORTFOLIO MANAGER:
THOMAS BYRON
VAN KAMPEN INVESTMENTS

Mr. Byron, Vice President of Van Kampen Investments, has over 15 years of experience with the company. He has been with Van Kampen since 1981 and holds the position of Head Buyer and Manager, with responsibility for all tax-exempt and taxable Unit Investment Trusts. Mr. Byron has had primary portfolio management responsibility for the Florida Insured Municipal Fund since January 1997.

PERFORMANCE REVIEW

From the Fund's inception (June 7, 1993) through October 31, 1999, the CALIFORNIA MUNICIPAL FUND (Class A shares) returned 4.46% on an average annual total return basis, or 3.72% adjusted for the maximum sales charge. For the 12-month period ended October 31, 1999, the Fund's total return was -4.14%, or -8.42 adjusted for the maximum sales charge. AS OF OCTOBER 31, 1999, THE 30-DAY SEC YIELD FOR THE FUND WAS 4.51% FOR A SHARES AND 3.99% FOR B SHARES; ON A TAX EQUIVALENT BASIS, THE YIELD WAS 7.47% FOR A SHARES AND 6.61% FOR B SHARES.(++)

                 VALUE OF A $10,000 INVESTMENT (CLASS A SHARES)+

                         Fund        Fund
                       (Class A    (Class A
                        Shares;     Shares;
                          not      adjusted       Lehman
                       adjusted     for the       Brothers
                          for       maximum      Municipal
                         sales    4.5% sales       Bond          Inflation
                        charge)     charge)       Index(1)        (CPI)(1)
--------------------------------------------------------------------------------
Inception 6/7/93       $10,000     $ 9,550
                        10,050       9,598       $10,000         $10,000
                        10,083       9,629        10,013          10,049
                        10,387       9,920        10,221          10,084
Sep                     10,511      10,038        10,338          10,119
                        10,545      10,070        10,357          10,148
                        10,355       9,889        10,266          10,162
Dec 93                  10,686      10,206        10,483          10,176
                        10,813      10,326        10,602          10,176
                        10,414       9,945        10,328          10,205
Mar                      9,797       9,356         9,907          10,226
                         9,893       9,448         9,992          10,268
                         9,970       9,521        10,079          10,275
Jun                      9,899       9,454        10,017          10,275
                        10,092       9,638        10,200          10,303
                        10,095       9,641        10,236          10,338
Sep                      9,960       9,512        10,086          10,373
                         9,675       9,240         9,906          10,388
                         9,410       8,987         9,727          10,395
Dec 94                   9,780       9,340         9,941          10,430
                        10,043       9,591        10,225          10,458
                        10,362       9,896        10,523          10,500
Mar                     10,464       9,993        10,644          10,529
                        10,445       9,975        10,656          10,536
                        10,702      10,220        10,996          10,550
Jun                     10,495      10,022        10,901          10,550
                        10,587      10,111        11,004          10,592
                        10,758      10,274        11,144          10,634
Sep                     10,815      10,329        11,214          10,669
                        11,053      10,556        11,377          10,705
                        11,315      10,806        11,566          10,726
Dec 95                  11,498      10,981        11,677          10,747
                        11,556      11,036        11,766          10,747
                        11,431      10,917        11,686          10,775
Mar                     11,156      10,654        11,536          10,797
                        11,134      10,633        11,504          10,833
                        11,147      10,645        11,499          10,825
Jun                     11,288      10,780        11,624          10,817
                        11,430      10,915        11,730          10,881
                        11,419      10,905        11,728          10,916
Sep                     11,597      11,076        11,892          10,973
                        11,729      11,201        12,026          11,016
                        11,944      11,407        12,245          11,037
Dec 96                  11,891      11,356        12,193          11,043
                        11,880      11,345        12,216          11,064
                        12,001      11,461        12,329          11,085
Mar                     11,881      11,346        12,165          11,121
                        11,943      11,405        12,267          11,156
                        12,103      11,558        12,451          11,177
Jun                     12,240      11,689        12,584          11,177
                        12,647      12,078        12,932          11,213
                        12,537      11,973        12,811          11,248
Sep                     12,688      12,117        12,963          11,276
                        12,776      12,202        13,046          11,290
                        12,877      12,298        13,123          11,283
Dec 97                  13,080      12,491        13,315          11,296
                        13,206      12,612        13,452          11,318
                        13,192      12,598        13,456          11,339
Mar                     13,208      12,613        13,468          11,361
                        13,159      12,567        13,407          11,381
                        13,342      12,741        13,619          11,402
Jun                     13,382      12,780        13,672          11,416
                        13,437      12,832        13,707          11,429
                        13,634      13,021        13,918          11,443
Sep                     13,805      13,183        14,092          11,457
                        13,795      13,174        14,092          11,485
                        13,849      13,226        14,141          11,485
Dec 98                  13,864      13,240        14,176          11,478
                        13,997      13,367        14,345          11,506
                        13,940      13,312        14,282          11,520
Mar                     13,927      13,300        14,302          11,555
                        13,966      13,338        14,338          11,639
                        13,873      13,248        14,254          11,639
Jun                     13,642      13,028        14,049          11,639
                        13,657      13,043        14,100          11,674
                        13,470      12,864        13,987          11,702
                        13,387      12,784        13,993          11,758
Oct 99                  13,223      12,628        13,778          11,800

1 Index total returns were calculated from 6/30/93 to 10/31/99. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI). The index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/ distributions by the shareholder. For comparison purposes, the benchmark's performance is shown as of the Fund's inception date not from the inception date of the benchmark.

   The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses and the Fund's custodian had not allowed its fees to be reduced by credits.

+ The performance of the Class B Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B shareholders.

--------------------------------------------------------------------------------

TOTAL RETURNS AS OF 10/31/99

CLASS A SHARES                                                                1 YEAR         5 YEAR*        SINCE INCEPTION*
                                                                                                             (June 7, 1993)
      Fund (not adjusted for sales charge)                                    -4.14%          6.45%               4.46%
      Fund (adjusted for the maximum 4.5% sales charge)                       -8.42%          5.46%               3.72%
      Lehman Brothers Municipal Bond Index(1)                                 -2.22%          6.82%               5.19%(1)

CLASS B SHARES                                                                 1 YEAR        5 YEAR*        SINCE INCEPTION*
                                                                                                             (June 30, 1994)
      Fund (not adjusted for contingent deferred sales charge)                -4.91%          5.65%               4.78%
      Fund (adjusted for the maximum contingent deferred sales charge)        -9.48%          5.49%               4.78%
      Lehman Brothers Municipal Bond Index(1)                                 -2.22%          6.82%               6.16%(1)

*Annualized

PORTFOLIO composition+

AAA                      84%
BBB                       6%
Non Rated                10%

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Bonds of all types experienced price declines during the past 12 months as interest rates increased, especially toward the end of the reporting period. In addition to the negative effects of the Federal Reserve Board's two interest rate increases during the summer, the bond market declined as the nation's strong economic growth continued to spark inflationary fears, leading to concern about future rate hikes. Because of low institutional demand for municipal bonds during the period, these conditions affected municipals more than their taxable counterparts -- Corporate and Treasury bonds. The yields of newly issued 30-year AAA-rated municipal bonds rose more than a full percentage point during the 12-month period, therefore the prices of existing bonds also dropped. The bonds in the Fund's portfolio were not spared from this market movement and suffered price declines along with the rest of the municipal market.

The interest rate increases also suppressed municipal bond supply, bringing nationwide issuance down more than 20% in the first 10 months of the year compared with 1998.

Supply was down in almost every sector, with Electric/Utility and Health Care bonds experiencing the most significant drops. Although new issuance kept pace with last year's active market, the amount of bonds issued through refinancing was down more than 50% for the year through October. Many municipalities simply chose not to refinance outstanding bonds because of the higher interest rates they would have to pay in the current marketplace. Overall, the lower supply helped support bond prices somewhat because it meant greater demand for available bonds.

We took advantage of the general market price declines to enhance the current income potential and tax management of the Fund. We sold some of our holdings that were pre-refunded or were nearing their call dates, as well as securities purchased at below-market interest rates (at a capital loss) to offset some of the gains we realized early in 1999. This allowed us to avoid the need to distribute taxable capital gains to shareholders this year. These bonds were replaced with longer-maturity, higher-yielding issues. The new bonds also had better call protection. This should help the Fund maintain its income stream for a longer period of time if interest rates fall.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We made some minor adjustments to sector concentration, but these did not significantly impact Fund performance. We increased our exposure to the public education sector by 9% and higher education increased by 4%. The Health Care sector decreased by 7% as this was the worst-performing sector this year. The Industrial Revenue sector decreased by 5% and water and sewer decreased by 4%.

AAA-rated insured assets increased slightly to 84%, while the BBB-rated sector decreased to 6%, and the non-rated portion fell to 10%[++]. Overall, while the long duration of the Fund contributed to the negative performance, we will maintain our positions in Florida municipal bonds with long maturities.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

In the coming months, we will probably see a slowing economy, which may be partly the result of Y2K concerns. Wage increases will likely keep inflation fears at the forefront, although increasing productivity should be able to offset higher wage costs for employers.

Preparations for the turn of the millennium may also limit new issuance and general market activity at the end of the year. Many municipal issuers are planning to postpone issuing bonds until they feel certain that any potential computer problems have been avoided. We will continue to focus on finding attractive-yielding bonds and protecting the Fund from bond calls as much as possible.

We do not expect to make any significant changes to the structure of the portfolio. We feel the Fund is positioned for strong performance, and we will continue our "bottom up" approach of investing by identifying individual securities we feel will outperform the general market. We will also use our extensive research capabilities to look for attractive opportunities throughout the coming months.


+ Bond ratings provided by a combination of Standard & Poors and Moody's. Allocation percentages are based on total investment value of the portfolio as of 10/31/99.

(++) A portion of income may be subject to some state and/or local taxes, and for certain investors, may be subject to the federal alternative minimum tax (AMT). Tax equivalent yield based on a 39.6% Federal tax rate.

[++] Insurance applies only to the timely repayment of principal and interest and does not eliminate market risk.23

TAX-EXEMPT bond
          fund

PORTFOLIO MANAGERS:
DAVID JOHNSON AND THOMAS BYRON
VAN KAMPEN INVESTMENTS

The Fund is co-managed by David Johnson and Thomas Byron. Mr. Johnson, Senior Portfolio Manager, has 14 years of tax-free management experience. He has a BS from Lewis University and an MBA from Loyola University. Mr. Byron has been with Van Kampen Investments since 1981 and currently serves as Vice President. He received his BS in Finance from Marquette University and his MBA from DePaul University. Van Kampen has had management responsibilities for the Fund since January 1999.

PERFORMANCE REVIEW
For the 10-year period ended October 31, 1999, the TAX-EXEMPT BOND FUND (Class A shares) returned 6.32% on an average annual total return basis, or 5.83% adjusted for the maximum sales charge. For the 12-month period ended October 31, 1999, the Fund's total return was -3.77%, or -8.08% adjusted for the maximum sales charge. Interest rates increased throughout the period, and the rising rates more than offset the income earned by the Fund. AS OF OCTOBER 31, 1999, THE 30-DAY SEC YIELD OF THE FUND WAS 4.61% FOR A SHARES AND 4.09% FOR B SHARES; ON A TAX EQUIVALENT BASIS, THE YIELD WAS 7.63% FOR A SHARES AND 6.77% FOR B SHARES.(++)

                 VALUE OF A $10,000 INVESTMENT (CLASS A SHARES)+

               Fund           Fund
             (Class A       (Class A
              Shares;        Shares;
                not         adjusted       Lehman
             adjusted        for the       Brothers
                for          maximum       Municipal
               sales       4.5% sales       Bond          Inflation
              charge)        charge)       Index(1)        (CPI)(1)
--------------------------------------------------------------------------------
   Oct 89       $10,000        $ 9,550        $10,000        $10,000
                 10,139          9,683         10,175         10,057
   Dec 89        10,219          9,759         10,258         10,081
                 10,121          9,665         10,210         10,105
                 10,230          9,769         10,301         10,122
                 10,216          9,756         10,304         10,154
                 10,099          9,644         10,230         10,203
                 10,361          9,894         10,453         10,227
   Jun           10,476         10,004         10,545         10,243
                 10,608         10,130         10,700         10,349
                 10,414          9,946         10,545         10,398
                 10,457          9,986         10,551         10,455
                 10,606         10,129         10,742         10,472
                 10,874         10,385         10,958         10,496
   Dec 90        10,905         10,414         11,006         10,552
                 11,022         10,526         11,154         10,592
                 11,091         10,592         11,251         10,690
                 11,119         10,619         11,255         10,780
                 11,209         10,704         11,405         10,844
                 11,315         10,806         11,507         10,868
   Jun           11,295         10,786         11,495         10,868
                 11,464         10,948         11,635         10,933
                 11,603         11,081         11,789         10,950
                 11,757         11,228         11,942         10,966
                 11,865         11,331         12,050         10,983
                 11,859         11,326         12,083         11,016
   Dec 91        12,144         11,598         12,343         11,048
                 12,154         11,607         12,371         11,064
                 12,127         11,581         12,375         11,096
                 12,136         11,590         12,380         11,145
                 12,243         11,692         12,490         11,162
                 12,385         11,827         12,638         11,194
   Jun           12,609         12,042         12,850         11,202
                 13,106         12,516         13,236         11,219
                 12,894         12,314         13,106         11,259
                 12,901         12,321         13,191         11,317
                 12,722         12,149         13,062         11,332
                 13,037         12,450         13,296         11,348
   Dec 92        13,238         12,642         13,431         11,389
                 13,385         12,783         13,587         11,413
                 13,878         13,254         14,079         11,445
                 13,765         13,146         13,930         11,477
                 13,894         13,269         14,070         11,517
                 13,936         13,308         14,149         11,533
   Jun           14,244         13,603         14,385         11,525
                 14,196         13,557         14,404         11,582
                 14,562         13,907         14,704         11,622
                 14,764         14,100         14,871         11,663
                 14,805         14,139         14,900         11,696
                 14,572         13,916         14,768         11,712
   Dec 93        14,898         14,227         15,080         11,728
                 15,069         14,391         15,252         11,728
                 14,622         13,964         14,857         11,761
                 13,955         13,327         14,252         11,786
                 14,015         13,384         14,373         11,834
                 14,153         13,516         14,498         11,843
   Jun           14,043         13,411         14,410         11,843
                 14,315         13,671         14,674         11,875
                 14,340         13,695         14,725         11,915
                 14,076         13,442         14,509         11,955
                 13,812         13,191         14,250         11,972
                 13,527         12,919         13,992         11,981
   Dec 94        13,924         13,297         14,300         12,021
                 14,361         13,715         14,709         12,054
                 14,833         14,165         15,137         12,102
                 14,939         14,267         15,311         12,135
                 14,942         14,270         15,330         12,143
                 15,464         14,768         15,819         12,159
   Jun           15,307         14,618         15,681         12,159
                 15,431         14,736         15,830         12,208
                 15,576         14,875         16,031         12,256
                 15,659         14,954         17,132         12,296
                 15,927         15,210         16,366         12,337
                 16,256         15,524         16,638         12,362
   Dec 95        16,466         15,725         16,797         12,387
                 16,552         15,808         16,925         12,387
                 16,388         15,651         16,810         12,419
                 16,124         15,399         16,595         12,444
                 16,023         15,302         16,548         12,485
                 16,027         15,306         16,542         12,476
   Jun           16,174         15,446         16,722         12,467
                 16,324         15,589         16,874         12,541
                 16,327         15,592         16,871         12,581
                 16,521         15,778         17,107         12,647
                 16,676         15,925         17,299         12,696
                 16,958         16,195         17,615         12,720
   Dec 96        16,881         16,121         17,541         12,728
                 16,887         16,128         17,574         12,752
                 17,039         16,272         17,736         12,776
                 16,805         16,049         17,500         12,817
                 16,919         16,157         17,647         12,858
                 17,167         16,394         17,911         12,882
   Jun           17,324         16,544         18,102         12,882
                 17,859         17,055         18,604         12,924
                 17,617         16,825         18,429         12,964
                 17,796         16,995         18,648         12,996
                 17,912         17,106         18,767         13,012
                 18,005         17,195         18,878         13,004
   Dec 97        18,333         17,508         19,154         13,019
                 18,498         17,665         19,351         13,044
                 18,451         17,621         19,357         13,069
                 18,462         17,632         19,374         13,094
                 18,335         17,510         19,287         13,117
                 18,601         17,764         19,592         13,141
   Jun           18,681         17,840         19,668         13,157
                 18,694         17,853         19,717         13,172
                 19,010         18,154         20,021         13,188
                 19,208         18,343         20,271         13,204
                 19,171         18,308         20,271         13,236
                 19,204         18,340         20,342         13,236
   Dec 98        19,263         18,397         20,393         13,228
                 19,489         18,612         20,636         13,261
                 19,399         18,526         20,545         13,277
                 19,387         18,515         20,574         13,317
                 19,445         18,570         20,625         13,414
                 19,288         18,420         20,505         13,414
   Jun           18,929         18,077         20,210         13,414
                 18,963         18,110         20,283         13,454
                 18,753         17,909         20,121         13,486
                 18,687         17,846         20,129         13,551
Oct 99           18,450         17,620         19,821         13,600


1 The Lehman Brothers Municipal Bond Index is unmanaged and includes all investment grade municipal bond issues. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI). The Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment per- formance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/ distributions by the shareholder. For comparison purposes, the benchmark's performance is shown as of the Fund's inception date not from the inception date of the benchmark.

   The Fund's performance would have been lower had the Fund's custodian not allowed its fees to be reduced by credits.

+ The performance of the Class B Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B shareholders.

--------------------------------------------------------------------------------

TOTAL RETURNS AS OF 10/31/99

CLASS A SHARES                                                                 1 YEAR        5 YEAR*            10 YEAR*

      Fund (not adjusted for sales charge)                                    -3.77%          5.96%               6.32%
      Fund (adjusted for the maximum 4.5% sales charge)                       -8.08%          4.98%               5.83%
      Lehman Brothers Municipal Bond Index(1)                                 -2.22%          6.82%               7.08%(1)

CLASS B SHARES                                                                 1 YEAR        5 YEAR*        SINCE INCEPTION*
                                                                                                            (March 30, 1994)
      Fund (not adjusted for contingent deferred sales charge)                -4.52%          5.09%               4.14%
      Fund (adjusted for the maximum contingent deferred sales charge)        -9.09%          4.93%               4.14%
      Lehman Brothers Municipal Bond Index(1)                                 -2.22%          6.82%               6.09%(1)

*Annualized

PORTFOLIO composition+

AAA                      43%
AA                       26%
A                        14%
BBB                      11%
Other                     6%

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Bonds of all types experienced price declines during the past 12 months as interest rates increased, especially toward the end of the reporting period. In addition to the negative effects of the Federal Reserve Board's two interest rate increases during the summer, the bond market declined as the nation's strong economic growth continued to spark inflationary fears, leading to concern about future rate hikes. Because of low institutional demand for municipal bonds during the period, these conditions affected municipals more than their taxable counterparts -- Corporate and Treasury bonds. The yields of newly issued 30-year AAA municipal bonds rose more than a full percentage point during the 12-month period, so the prices of existing bonds dropped concurrently. The bonds in the Fund's portfolio were not spared from this market movement and suffered price declines along with the rest of the municipal market.

The interest rate increases also suppressed municipal bond supply, bringing nationwide issuance down more than 20% in the first 10 months of the year compared with 1998.

Supply was down in almost every sector, with Electric/Utility and Health Care bonds experiencing the most significant drops. Although new issuance kept pace with last year's active market, the amount of bonds issued through refinancing was down more than 50% for the year through October. Many municipalities simply chose not to refinance outstanding bonds because of the higher interest rates they would have to pay in the current marketplace. Overall, the lower supply helped support bond prices somewhat because it meant greater demand for available bonds.

We took advantage of the general market price declines to enhance the current income potential and tax management of the Fund. We sold some of our holdings that were pre-refunded or were nearing their call dates, as well as securities purchased at below-market interest rates, at a capital loss to offset some of the gains we had earned early in 1999. This allowed us to avoid the need to distribute taxable capital gains to shareholders this year. These bonds were replaced with longer-maturity, higher-yielding issues. The new bonds also had better call protection. This should help the Fund maintain its income stream for a longer period of time if interest rates fall.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We made some minor adjustments to sector concentration, but these did not significantly impact fund performance. We decreased our exposure to the wholesale electric sector by one percent, and increased exposure to the retail gas sector by two percent. Higher education increased by one percent.

The credit quality of the portfolio remains high, with 43% of assets AAA-rated and AA-rated at 26%. We increased our exposure slightly to non-rated securities that help contribute to the Fund's dividend paying ability. As we see attractive offerings of non-rated issues in the market, we will continue to add to this position by leveraging on our research expertise.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

In the coming months, we will probably see a slowing economy, which may be partly the result of Y2K concerns. Wage increases will likely keep inflationary fears at the forefront, although increasing productivity should be able to offset higher wage costs for employers.

Preparations for the turn of the millennium may also limit new issuance and general market activity at the end of the year. Many municipal issuers are planning to postpone issuing bonds until they feel certain that any potential computer problems have been avoided. We will continue to focus on finding attractive-yielding bonds and protecting the Fund from bond calls as much as possible.

We do not expect to make any significant changes to the structure of the portfolio. We feel the Fund is positioned for strong performance and will continue our "bottom up" approach of investing by identifying individual securities we feel will out- perform the general market. We will also use our extensive research capabilities to look for attractive opportunities throughout the coming months.

+ Bond ratings provided by a combination of Standard & Poors and Moody's. Allocation percentages are based on total investment value of the portfolio as of 10/31/99.

(++) A portion of the Fund's income may be subject to some state and/or local tax. In addition, exempt-interest dividends from the Fund will generally increase a corporate shareholder's exposure to AMT liability. Tax equivalent yield based on a 39.6% Federal tax rate.

BOND & STOCK
          fund

PORTFOLIO MANAGER:
JEFFREY D. HUFFMAN
WM ADVISORS, INC.

An equity team led by Jeffrey D. Huffman, Senior Portfolio Manager of WM Advisors, Inc. has managed the Bond & Stock Fund since January 1995. Mr. Huffman is a Chartered Financial Analyst, holds an MBA, and has over 14 years of investment management experience.

PERFORMANCE REVIEW

For the 10-year period ended October 31, 1999, the BOND & STOCK FUND (Class A shares) returned 10.63% on an average annual total return basis, or 10.00% adjusted for the maximum sales charge. For the 12-month period ended October 31, 1999, the Fund's total return was 7.36%, or 1.43% adjusted for the maximum sales charge. Value stocks, which comprise the majority of the Fund's equity holdings, significantly underperformed growth and momentum stocks. The Fund has posted stronger long-term results, averaging 13.85% per year for the past five years (not adjusted for sales charge).

                 VALUE OF A $10,000 INVESTMENT (CLASS A SHARES)+

            Fund           Fund
          (Class A       (Class A
           Shares;        Shares;        Lehman
             not          adjusted      Brothers      Standard
          adjusted        for the      Government/    & Poor's
            for           maximum       Corporate        500
           sales        5.5% sales        Bond        Composite       Inflation
           charge)        charge)       Index(1)       Index(1)       (CPI)(1)
--------------------------------------------------------------------------------
Oct 89    $10,000        $ 9,450        $10,000        $10,000        $10,000
            9,936          9,389         10,090         10,208         10,057
Dec 89      9,917          9,371         10,105         10,449         10,081
            9,586          9,059          9,967          9,748         10,105
            9,633          9,104          9,989          9,874         10,122
            9,727          9,192          9,990         10,133         10,154
            9,489          8,967          9,898          9,883         10,203
           10,014          9,463         10,185         10,847         10,227
Jun        10,033          9,481         10,350         10,771         10,243
           10,004          9,453         10,478         10,736         10,349
            9,423          8,905         10,326          9,767         10,398
            9,218          8,711         10,412          9,286         10,455
            9,277          8,767         10,550          9,252         10,472
            9,708          9,174         10,780          9,848         10,496
Dec 90      9,925          9,379         10,943         10,117         10,552
           10,263          9,699         11,066         10,565         10,592
           10,761         10,169         11,161         11,321         10,690
           10,911         10,310         11,238         11,590         10,780
           11,072         10,463         11,367         11,623         10,844
           11,334         10,710         11,421         12,120         10,868
Jun        11,121         10,510         11,408         11,566         10,868
           11,244         10,625         11,552         12,108         10,933
           11,407         10,779         11,817         12,392         10,950
           11,489         10,857         12,064         12,189         10,966
           11,541         10,907         12,172         12,352         10,983
           11,355         10,730         12,293         11,853         11,016
Dec 91     12,083         11,410         12,708         13,208         11,048
           12,040         11,378         12,520         12,963         11,064
           12,138         11,470         12,586         13,128         11,096
           12,088         11,423         12,517         12,871         11,145
           12,364         11,684         12,592         13,246         11,162
           12,430         11,746         12,836         13,317         11,194
Jun        12,420         11,737         13,025         13,124         11,202
           12,810         12,106         13,358         13,653         11,219
           12,743         12,043         13,477         13,377         11,259
           12,889         12,181         13,660         13,531         11,317
           12,709         12,010         13,451         13,580         11,332
           13,002         12,287         13,439         14,037         11,348
Dec 92     13,279         12,549         13,671         14,221         11,389
           13,394         12,657         13,969         14,325         11,413
           13,567         12,821         14,259         14,519         11,445
           13,820         13,060         14,308         14,831         11,477
           13,704         12,950         14,418         14,467         11,517
           13,843         13,082         14,411         14,858         11,533
Jun        13,891         13,127         14,738         14,907         11,525
           13,914         13,149         14,832         14,837         11,582
           14,349         13,560         15,173         15,402         11,622
           14,308         13,521         15,226         15,288         11,663
           14,485         13,689         15,289         15,599         11,696
           14,284         13,498         15,116         15,452         11,712
Dec 93     14,510         13,712         15,182         15,642         11,728
           14,921         14,100         15,410         16,166         11,728
           14,570         13,769         15,074         15,730         11,761
           13,997         13,227         14,705         15,045         11,786
           14,082         13,308         14,583         15,241         11,834
           14,155         13,377         14,557         15,489         11,843
Jun        13,886         13,122         14,523         15,107         11,843
           14,244         13,460         14,814         15,607         11,875
           14,601         13,798         14,819         16,242         11,915
           14,293         13,507         14,596         15,851         11,955
           14,355         13,566         14,580         16,213         11,972
           14,044         13,272         14,553         15,618         11,981
Dec 94     14,200         13,419         14,649         15,846         12,021
           14,442         13,647         14,931         16,258         12,054
           14,873         14,055         15,277         16,889         12,102
           15,235         14,397         15,379         17,389         12,135
           15,620         14,761         15,593         17,895         12,143
           16,158         15,270         16,247         18,602         12,159
Jun        16,485         15,578         16,377         19,039         12,159
           16,822         15,896         16,313         19,673         12,208
           16,990         16,055         16,522         19,726         12,256
           17,528         16,564         16,690         20,553         12,297
           17,593         16,625         16,935         20,481         12,337
           18,128         17,131         17,215         21,382         12,362
Dec 95     18,628         17,603         17,468         21,778         12,387
           19,154         18,101         17,576         22,527         12,387
           19,073         18,024         17,204         22,743         12,419
           19,106         18,055         17,059         22,961         12,444
           19,228         18,171         16,941         23,299         12,485
           19,514         18,441         16,913         23,900         12,476
Jun        19,630         18,551         17,139         23,998         12,467
           19,123         18,071         17,179         22,930         12,541
           19,383         18,317         17,137         23,416         12,581
           20,071         18,967         17,442         24,732         12,647
           20,347         19,228         17,849         25,410         12,696
           21,274         20,104         18,177         27,339         12,720
Dec 96     21,161         19,998         17,975         26,803         12,728
           21,683         20,490         17,997         28,467         12,752
           21,921         20,715         18,035         28,698         12,776
           21,530         20,346         17,820         27,504         12,817
           21,920         20,714         18,080         29,146         12,858
           22,896         21,637         18,240         30,936         12,882
Jun        23,585         22,288         18,468         32,315         12,882
           24,735         23,375         19,033         34,881         12,924
           23,933         22,617         18,819         32,942         12,964
           24,902         23,532         19,115         34,747         12,996
           24,581         23,230         19,421         33,586         13,012
           25,130         23,748         19,524         35,141         13,004
Dec 97     25,371         23,976         19,729         35,746         13,019
           25,371         23,976         20,007         36,143         13,044
           26,274         24,829         19,967         38,748         13,069
           26,805         25,331         20,029         40,732         13,094
           26,984         25,500         20,129         41,144         13,117
           26,553         25,092         20,344         40,436         13,141
Jun        26,754         25,283         20,552         42,078         13,157
           25,687         24,274         20,568         41,632         13,172
           23,026         21,759         20,969         35,612         13,188
           24,039         22,717         21,569         37,895         13,204
           25,570         24,164         21,416         40,977         13,236
           26,792         25,319         21,544         43,461         13,236
Dec 98     27,127         25,635         21,596         45,965         13,228
           27,423         25,915         21,749         47,887         13,261
           26,354         24,904         21,232         46,399         13,277
           26,923         25,442         21,338         48,255         13,317
           28,463         26,897         21,391         50,123         13,414
           28,722         27,142         21,171         48,939         13,414
Jun        29,408         27,791         21,105         51,655         13,414
           28,679         27,102         21,046         50,043         13,454
           27,821         26,291         21,029         49,795         13,486
           26,756         25,284         21,219         48,430         13,551
Oct 99     27,452         25,942         21,274         51,492         13,600

--------------------------------------------------------------------------------

1 The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 companies. The Lehman Brothers Government/Corporate Bond Index represents all U.S. government and corporate bonds. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI). The indices assume reinvestment of all dividends/distributions, and do not reflect any asset-based charges for investment management or other expenses. Past performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. For comparison purposes, the benchmark's performance is shown as of the Fund's inception date not from the inception date of the benchmark.

   The Fund's performance would have been lower had the Fund's custodian not allowed its fees to be reduced by credits.

+ The performance of the Class B Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the difference in sales loads and fees paid by Class B shareholders.

--------------------------------------------------------------------------------

TOTAL RETURNS AS OF 10/31/99

CLASS A SHARES                                                                 1 YEAR        5 YEAR*            10 YEAR*
      Fund (not adjusted for sales charge)                                     7.36%         13.85%              10.63%
      Fund (adjusted for the maximum 5.5% sales charge)                        1.43%         12.57%              10.00%
      Lehman Brothers Government/Corporate Bond Index(1)                      -0.66%          7.85%               7.84%(1)
      Standard & Poor's 500 Composite Index(1)                                25.67%         26.00%              17.81%(1)

CLASS B SHARES                                                                 1 YEAR        5 YEAR*        SINCE INCEPTION*
                                                                                                            (March 30, 1994)
      Fund (not adjusted for contingent deferred sales charge)                 6.46%         12.92%              11.87%
      Fund (adjusted for the maximum contingent deferred sales charge)         1.46%         12.80%              11.87%
      Lehman Brothers Government/Corporate Bond Index(1)                      -0.66%          7.85%               6.84%(1)
      Standard & Poor's 500 Composite Index(1)                                25.67%         26.00%              24.65%(1)

*Annualized

PORTFOLIO composition+

                  Common Stocks                      56%
                  Convertible Preferred Stocks        8%
                  CMOs                                1%
                  Treasuries                          8%
                  Corporate Bonds                    14%
                  Mortgage-Backed                     4%
                  Convertible Bonds                   5%
                  Other                               4%

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Equity style differences were again the primary factor influencing relative performance for the Fund during the period. The year began with strong performance from a large group of growth stocks, but during the second quarter of 1999, market breadth improved and value stocks significantly outperformed the growth style. The Fund performed well during this period, but the reversion was short-lived, as growth stocks, led by the high-flying technology issues, resumed market leadership during the past few months. Overall, large-cap growth stocks outperformed large-cap value holdings by nearly 15% during the period as measured by the S&P Barra Indices. (Source: Ibbotson Associates.)

Domestic equity performance was supported by strong economic fundamentals, led by consumer spending, capital investment, and a strong housing market. However, strong economic growth also instilled inflationary fears in many market participants, which led to higher interest rates and heightened volatility during the summer. This also caused weak performance in the fixed-income holdings during the period, although corporate positions tended to perform better than other fixed-income investments.

We continued to adhere to our long-term strategy of "bottom-up" value-driven stock selection and feel that these stocks will eventually return to favor. We were able to add some strong companies in the convertible area, where we found value in a couple of telecommunications issues. A Telecommunication sector purchase of last October, Qualcomm, was one of this year's best Wall Street performers due to that sector and other related technology sectors experiencing strong returns. Such strong returns benefited other holdings also. The firm has expanded its scope into integrated circuits and telecommunications infrastructure products, greatly enhancing its long-term outlook. We took some profits along the way, but the stock remained in the Bond & Stock Fund portfolio for the entire period. The Fund also benefited from software maker Adobe Systems, whose stock price had been battered early in the period, but then rallied considerably, and posted a gain of over 200%.

The Fund did experience some negative performance in a few of its technology holdings. Autodesk, a software manufacturer, released a new product that did not sell as well as expected, and the stock price suffered. Xerox Corp. had a similar situation. As the company transitioned to a new product cycle, its execution was weaker than expected, and the stock lost considerable value. Both of these holdings were sold, but we continue to monitor these firms and could re-enter if we see some improvements. Another company that performed poorly during the year was Conseco, a financial services provider. The company bought Greentree Financial, whose accounting practices came under question and the price of Conseco stock dropped dramatically. We decided to hold this position because we feel the company has strong upside potential after working through its problems.

Recent market performance has been driven by computer hardware and wireless telephone groups, in which the Fund had limited exposure. Health Care Services was the weakest sector, a sector where the Fund was overweighted. We held firms such as Aetna and PacifiCare Health Systems, which performed well in the spring, but severely underperformed during the summer. Financial stocks generally performed poorly due to interest rate increases, and are overweighted in the Fund compared to the S&P 500 stock index.

The fixed-income portion of the portfolio produced marginally positive results for the period, as rising interest rates hurt many holdings. We did shorten the duration (a measure of price sensitivity to interest rates) in September as the Federal Reserve was in the midst of raising short-term interest rates. Fixed-income assets help temper overall portfolio price fluctuations during periods of high equity market volatility, as the benefits of a diversified portfolio are realized.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We maintained our asset allocation throughout the period, focusing more than two-thirds of Fund assets in value equities. On a secular basis, we trimmed some Technology holdings, taking profits on some of the better performing holdings. We were also able to find value in some consumer stocks, especially in Retail and Media, where good fundamentals in wage and income growth helped drive very strong consumer spending. We took some assets out of Health Care stocks given the political turmoil surrounding the industry, but we are watching these companies closely and could move back into the sector if we see significant improvements. We also found value in the Energy sector - oil refiners in particular. Companies such as Tosco Corp. and Valero Energy Corp. were added during the period as we saw the sector near a bottom.

We shifted assets out of government bonds and into corporate-backed securities during the period. This was done given our improved outlook for credits and the possibility of tightening spreads. As spreads, the difference in yields between corporate bonds, and Treasury bonds become smaller or tighten, corporate securities tend to outperform Treasuries with similar maturities. These holdings also provide a yield advantage for the Fund.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

We are positive in our outlooks for both bond and stock markets. Sustained moderate economic growth coupled with low inflation creates a strong environment for financial assets. We feel the Fund is positioned to take advantage of current market conditions. As global economies continue to recover, the overall earnings outlook for value holdings should improve. Given the sustainability of the recovery, confidence in these companies' ability to grow their earnings should also improve and market breadth could then return. We will maintain our asset mix at 70% equity and 30% debt and continue to focus on strong firms that represent good values.

(+) Allocation percentages are based on total investment value of the portfolio as of 10/31/99. Differences from financial statements are a result of a consolidation of industries or sectors.

GROWTH & INCOME
         fund

PORTFOLIO MANAGER
RANDALL L. YOAKUM
WM ADVISORS, INC.

An equity team led by Senior Portfolio Manager Randall Yoakum manages the GROWTH & INCOME FUND. Mr. Yoakum has 16 years experience in investment and financial analysis including over eight years with WM Advisors, Inc. He holds a BBA in Economics/Finance from Pacific Lutheran University, an MBA in Finance/Economics from Arizona State University, and is a Chartered Financial Analyst. Mr. Yoakum serves as chair of WM Advisors Investment Committee and leads the Fund's equity team.

PERFORMANCE REVIEW

For the 10-year period ended October 31, 1999, the GROWTH & INCOME FUND (Class A shares) returned 14.39% on an average annual total return basis, or 13.74% adjusted for the maximum sales charge. For the 12-month period ended October 31, 1999, the Fund's total return was 23.57%, or 16.79% adjusted for the maximum sales charge. The Fund slightly under- performed the S&P 500 Index's return of 25.67%. Long-term results continue to be very favorable, as the Fund has averaged 21.08% (not adjusted for sales charge) for the past five years.

                 VALUE OF A $10,000 INVESTMENT (CLASS A SHARES)+

               Fund           Fund
             (Class A       (Class A
              Shares;        Shares;
                not         adjusted      Standard
             adjusted        for the      & Poor's
                for          maximum         500
               sales       5.5% sales     Composite       Inflation
              charge)        charge)       Index(1)        (CPI)(1)
--------------------------------------------------------------------------------
Oct 89       $10,000        $ 9,450        $10,000        $10,000
               9,844          9,302         10,208         10,057
Dec 89         9,850          9,308         10,449         10,081
               9,378          8,863          9,748         10,105
               9,467          8,947          9,874         10,122
               9,600          9,072         10,133         10,154
               9,233          8,725          9,883         10,203
               9,923          9,377         10,847         10,227
Jun            9,841          9,300         10,771         10,243
               9,715          9,181         10,736         10,349
               8,829          8,344          9,767         10,398
               8,393          7,931          9,286         10,455
               8,375          7,914          9,252         10,472
               8,968          8,474          9,848         10,496
Dec 90         9,260          8,751         10,117         10,552
               9,757          9,220         10,565         10,592
              10,465          9,889         11,321         10,690
              10,686         10,098         11,590         10,780
              10,825         10,229         11,623         10,844
              11,204         10,588         12,120         10,868
Jun           10,889         10,290         11,566         10,868
              11,075         10,466         12,108         10,933
              11,187         10,572         12,392         10,950
              11,150         10,537         12,189         10,966
              11,112         10,501         12,352         10,983
              10,756         10,165         11,853         11,016
Dec 91        11,796         11,148         13,208         11,048
              11,836         11,185         12,963         11,064
              12,026         11,365         13,128         11,096
              11,935         11,279         12,871         11,145
              12,267         11,592         13,246         11,162
              12,297         11,621         13,317         11,194
Jun           12,107         11,441         13,124         11,202
              12,531         11,842         13,653         11,219
              12,238         11,565         13,377         11,259
              12,451         11,766         13,531         11,317
              12,217         11,545         13,580         11,332
              12,756         12,054         14,037         11,348
Dec 92        13,094         12,373         14,221         11,389
              13,156         12,433         14,325         11,413
              13,104         12,383         14,519         11,445
              13,423         12,685         14,831         11,477
              13,171         12,447         14,467         11,517
              13,455         12,715         14,858         11,533
Jun           13,366         12,631         14,907         11,525
              13,292         12,561         14,937         11,582
              13,651         12,900         15,402         11,622
              13,419         12,681         15,288         11,663
              13,567         12,821         15,599         11,696
              13,482         12,741         15,452         11,712
Dec 93        13,984         13,215         15,642         11,728
              14,614         13,811         16,166         11,728
              14,385         13,594         15,730         11,761
              13,815         13,056         15,045         11,786
              13,976         13,208         15,241         11,834
              14,161         13,382         15,489         11,843
Jun           13,867         13,104         15,107         11,843
              14,317         13,530         15,607         11,875
              14,895         14,075         16,242         11,915
              14,565         13,764         15,851         11,955
              14,728         13,018         16,213         11,972
              14,299         13,512         15,618         11,981
Dec 94        14,343         13,554         15,846         12,021
              14,571         13,770         16,258         12,054
              15,064         14,236         16,889         12,102
              15,503         14,651         17,389         12,135
              15,878         15,004         17,895         12,143
              16,276         15,381         18,602         12,159
Jun           16,596         15,683         19,039         12,159
              17,190         16,244         19,673         12,208
              17,323         16,370         19,726         12,256
              17,911         16,926         20,553         12,297
              17,802         16,823         20,481         12,337
              18,531         17,511         21,382         12,362
Dec 95        19,093         18,043         21,778         12,387
              19,637         18,557         22,527         12,387
              19,903         18,808         22,743         12,419
              20,092         18,987         22,961         12,444
              20,562         19,431         23,299         12,485
              21,005         19,850         23,900         12,476
Jun           21,031         19,874         23,998         12,467
              19,976         18,877         22,930         12,541
              20,573         19,442         23,416         12,581
              21,763         20,566         24,732         12,647
              22,005         20,795         25,410         12,696
              23,611         22,313         27,339         12,720
Dec 96        23,347         22,063         26,803         12,728
              24,455         23,110         28,467         12,752
              24,592         23,239         28,698         12,776
              23,742         22,436         27,504         12,817
              24,619         23,265         29,146         12,858
              26,252         24,808         30,936         12,882
Jun           27,595         26,078         32,315         12,882
              29,671         28,039         34,881         12,924
              28,351         26,792         32,942         12,964
              29,952         28,305         34,747         12,996
              28,880         27,291         33,586         13,012
              29,760         28,124         35,141         13,004
Dec 97        30,239         28,576         35,746         13,019
              29,734         28,099         36,143         13,044
              32,009         30,249         38,748         13,069
              33,194         31,368         40,732         13,094
              33,333         31,500         41,144         13,117
              32,466         30,681         40,436         13,141
Jun           33,359         31,524         42,078         13,157
              32,025         30,263         41,632         13,172
              26,382         24,931         35,612         13,188
              28,514         26,945         37,895         13,204
              31,011         29,306         40,977         13,236
              33,027         31,211         43,461         13,236
Dec 98        34,596         32,693         45,965         13,228
              35,931         33,955         47,887         13,261
              35,188         33,252         46,399         13,277
              36,212         34,220         48,255         13,317
              38,591         36,468         50,123         13,414
              38,093         35,998         48,939         13,414
Jun           40,001         37,801         51,655         13,414
              38,645         36,520         50,043         13,454
              37,509         35,446         49,795         13,486
              36,545         34,535         48,430         13,551
Oct 99        38,321         36,213         51,492         13,600

1 The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 companies. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI). The index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. For comparison purposes, the benchmark's performance is shown as of the Fund's inception date not from the inception date of the benchmark.

   The Fund's performance would have been lower had the Distributor not waived a portion of its fees and the Fund's custodian had not allowed its fees to be reduced by credits.

+ The performance of the Class B Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B shareholders.portfolio composition

--------------------------------------------------------------------------------

TOTAL RETURNS AS OF 10/31/99

CLASS A SHARES                                                                 1 YEAR        5 YEAR*            10 YEARS*
      Fund (not adjusted for sales charge)                                    23.57%         21.08%              14.39%
      Fund (adjusted for the maximum 5.5% sales charge)                       16.79%         19.72%              13.74%
      Standard & Poor's 500 Composite Index(1)                                25.67%         26.00%              17.81%(1)

CLASS B SHARES                                                                 1 YEAR        5 YEAR*        SINCE INCEPTION*
                                                                                                            (March 30, 1994)
      Fund (not adjusted for contingent deferred sales charge)                22.61%         20.13%              19.08%
      Fund (adjusted for the maximum contingent deferred sales charge)        17.61%         20.03%              19.08%
      Standard & Poor's 500 Composite Index(1)                                25.67%         26.00%              24.65%(1)

*Annualized

PORTFOLIO composition+

Computer                      17%
Health Care                   11%
Telecommunications             7%
Consumer                      17%
Financial Services             4%
Oil & Gas                      7%
Transportation                 2%
Insurance                      5%
Capital Goods                  2%
Other                          5%
Electrical Equipment           2%
Semiconductors                 2%
Media                          5%
Banks/Savings & Loans         11%
Aerospace/Defense              3%

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Overall, the 12-month period ended October 31, 1999 was strong for equity investments, but most of the performance came early in the period. The fourth quarter of 1998 was one of the best quarters in equity market history, as markets reached all-time highs in early 1999. The domestic economy was very strong, causing concerns over inflation and higher interest rates. This scenario created a volatile environment for equity investments. Results turned negative in the third quarter of 1999, which wiped out some of the period's strong gains. For the year, large-cap stocks continued to outperform smaller company holdings, although there were periods of broader market participation where small- and mid-cap companies gained some ground.

One of the dominant themes in the domestic equity markets during the past year was the performance of momentum stocks relative to value holdings. Investment assets have poured into high-growth technology firms, which have appreciated significantly. The leadership of value stocks during the second quarter of 1999 shifted back to growth in recent months. Although the Fund benefited from the appreciation of its Technology holdings, its bias towards value held back performance during the period. Momentum investing was most pronounced in the third quarter, with a narrow group of extremely high-valuation stocks driving overall market performance. The top quintile of price momentum stocks, with average price/earning ratios of 47, accounted for nearly 75% of the market's returns. In 1998, the comparable group of stocks generated 51% of the market's returns, while the average over the past 40 years has been 31%. The Fund's focus on purchasing good businesses at attractive valuations tends to underperform in a momentum-driven market. Typically our purchases are triggered by negative price momentum -- prices that have experienced significant decline. We feel that over the long run, market breadth will be restored and this style will reward shareholders of the WM Growth & Income Fund.

There was also a disparity in performance of market sectors. Technology holdings soared on strong prospects for growth. Stocks that not too long ago faced considerable, but not insurmountable, challenges rebounded dramatically. Adobe Systems, BMC Software and Oracle Corp. were all considered "broken" early in 1999 -- each lacking both earnings and price momentum that led to what we considered attractive valuation levels. After we increased positions in these companies, each stock more than doubled, surpassing Wall Street earnings expectations and significantly contributing to overall Fund performance. Conversely, Capital Goods and Health Care Services stocks within the Fund were the major short-term disappointments. PacifiCare Health Systems and Aetna were down significantly in recent months, reflecting the turmoil surrounding mounting political pressures within the managed care industry. However, both stocks look very attractive at current price levels. Waste Management was down more than 50% in early July as it announced significantly weaker than expected revenues and earnings. In addition, rising interest rates hurt our financial holdings, with the entire sector contributing negative performance in recent months. However, the Fund's Financial holdings generally outperformed the overall market, as positions such as Bank of America and Wells Fargo & Company began to see benefits from merger activity.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We continued to pare down the number of holdings within the Fund, reducing the size to approximately 100 (from 188 in March and 120 in June). Over the past year, we also reduced the number of small- and mid-cap holdings in the portfolio in favor of large-cap companies. This strategy helped performance during the period, as large-caps tended to lead the market for much of the year. Currently, the Fund has a nearly 75% weighting in large-cap stocks, which is close to our target.

During the period, we reshaped the portfolio on a sector-by-sector basis. In the Technology arena, positions in Software were increased, while Computer Hardware (holdings such as Hewlett-Packard and IBM) was underweighted. This boosted performance as the Software sector increased dramatically. Given our long-term outlook for lower interest rates and increased productivity, we overweighted Financial stocks, especially banks. We feel that efficiencies stemming from huge merger activities and recent legislation will help generate good relative performance for this sector. We also increased the Insurance positions held by the Fund as it appears that this area is ripe for mergers and consolidations. Although some Health Care positions had a drag on Fund performance, we are positive about the Services sector and would use any price dips to add to positions in Pharmaceutical stocks in the coming months.

Recent purchases demonstrate our long-term strategy, as we have been focused on leading companies within their industries that have been hit with some short-term price weakness. For example, we added to positions in supermarket giant Kroger, Tyco International, and Avon Products, which is poised for growth of its overseas operations. All had been hit by price declines, but are dominant players within their industries and were priced at attractive valuations.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Moderate economic growth and low inflation provide a positive environment and strong market fundamentals for large-cap domestic equity holdings. We expect that economic growth will continue, with pockets of strength being offset by pockets of weakness in other areas. Overall global stability and a smooth transition through Y2K could bolster current market sentiment. Because the increase in equity prices has been very concentrated, we are still able to find companies at very attractive valuations. We plan to adhere to our strict investment discipline, scouring the market for good business at prices that make sense. We are cautious with some of our higher-priced Technology holdings and will take profits where it is financially prudent. Overall, our long-standing focus on research and low portfolio turnover should reward shareholders with a long-term investment horizon.

+ Allocation percentages are based on total investment value of the portfolio as of 10/31/99. Differences from financial statements are a result of a consolidation of industries or sectors.

GROWTH fund

PORTFOLIO MANAGER:
WARREN LAMMERT
JANUS CAPITAL CORPORATION

Mr. Lammert is a graduate of Yale University and the London School of Economics. He first joined Janus in January 1987 and has been portfolio manager of the Growth Fund since its inception. He is a Chartered Financial Analyst.

PERFORMANCE REVIEW
From the Fund's inception (April 5, 1993) through October 31, 1999, the GROWTH FUND (Class A shares) returned 26.66% on an average annual total return basis, or 25.58% adjusted for the maximum sales charge. The Fund's Class A shares returned 84.96% (not adjusted for sales charge) for the 12-month period ended October 31, 1999, more than tripling the return of the S&P 500 Index. Long-term results continue to be very strong, with the Fund averaging more than 31% per year over the past five years (not adjusted for sales charge).

                 VALUE OF A $10,000 INVESTMENT (CLASS A SHARES)+

                         Fund        Fund
                       (Class A    (Class A
                        Shares;     Shares;
                          not      adjusted       Standard
                       adjusted     for the       & Poor's
                          for       maximum         500
                         sales    5.5% sales      Composite       Inflation
                        charge)     charge)       Index(1)        (CPI)(1)
--------------------------------------------------------------------------------
Inception 4/5/93       $10,000        $ 9450
                        10,020          9469        $10,000        $10,000
                        10,550          9970         10,267         10,014
Jun                     10,720         10130         10,297         10,007
                        10,480          9904         10,255         10,056
                        10,900         10301         10,644         10,091
Sep                     11,250         10631         10,560         10,127
                        11,500         10868         10,778         10,155
                        11,300         10679         10,676         10,169
Dec 93                  11,680         11038         10,805         10,183
                        12,160         11491         11,172         10,183
                        12,040         11378         10,869         10,212
Mar                     11,740         11094         10,395         10,233
                        11,630         10990         10,529         10,275
                        11,190         10575         10,701         10,282
Jun                     10,730         10140         10,439         10,282
                        11,150         10537         10,782         10,310
                        11,830         11179         11,223         10,345
Sep                     11,870         11217         10,949         10,380
                        12,200         11529         11,194         10,395
                        11,750         11104         10,787         10,402
Dec 94                  11,756         11109         10,947         10,438
                        11,886         11232         11,230         10,466
                        12,257         11583         11,668         10,508
Mar                     12,507         11819         12,011         10,536
                        12,938         12226         12,365         10,543
                        13,428         12690         12,858         10,557
Jun                     14,199         13418         13,156         10,557
                        15,121         14289         13,593         10,599
                        15,231         14393         13,627         10,642
Sep                     15,681         14819         14,201         10,677
                        15,261         14421         14,151         10,712
                        15,942         15065         14,771         10,734
Dec 95                  16,018         15137         15,056         10,755
                        16,393         15491         15,568         10,755
                        17,187         16242         15,712         10,783
Mar                     17,312         16360         15,863         10,805
                        18,243         17240         16,096         10,840
                        18,606         17583         16,512         10,833
Jun                     17,812         16832         16,575         10,825
                        16,563         15652         15,842         10,889
                        17,664         16693         16,176         10,924
Sep                     18,822         17787         17,087         10,981
                        18,197         17196         17,558         11,023
                        18,856         17819         18,884         11,044
Dec 96                  18,728         17698         18,510         11,051
                        19,642         18561         19,666         11,072
                        18,768         17735         19,820         11,093
Mar                     17,535         16570         19,007         11,128
                        17,799         16820         20,141         11,164
                        19,019         17973         21,367         11,185
Jun                     19,747         18661         22,323         11,185
                        21,429         20251         24,096         11,221
                        20,277         19161         22,756         11,256
Sep                     21,469         20288         24,003         11,284
                        20,872         19724         23,201         11,298
                        20,780         19637         24,276         11,291
Dec 97                  20,558         19427         24,693         11,304
                        21,195         20029         24,967         11,326
                        23,179         21904         26,767         11,347
Mar                     24,294         22958         28,138         11,369
                        25,207         23821         28,422         11,389
                        24,438         23094         27,933         11,410
Jun                     26,743         25272         29,067         11,424
                        26,628         25163         28,759         11,437
                        22,080         20866         24,601         11,451
Sep                     24,745         23384         26,177         11,465
                        25,557         24151         28,307         11,493
                        27,282         25781         30,022         11,493
Dec 98                  32,299         30522         31,752         11,486
                        36,578         34567         33,080         11,514
                        35,368         33422         32,052         11,528
Mar                     39,665         37483         33,334         11,563
                        41,684         39391         34,624         11,647
                        39,345         37181         33,807         11,647
Jun                     42,497         40160         35,683         11,647
                        40,827         38581         34,569         11,782
                        41,958         39650         34,398         11,710
                        44,009         41589         33,455         11,766
Oct 99                  47,271         44671         35,592         11,808

1 Index total returns were calculated from 4/30/93 to 10/31/99. The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 companies. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI). The index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/ distributions by the shareholder. For comparison purposes, the benchmark's performance is shown as of the Fund's inception date not from the inception date of the benchmark.

   The Fund's performance would have been lower had the Advisor and Distributor not waived a portion of their fees and the Fund's custodian had not allowed its fees to be reduced by credits.

+ The performance of the Class B Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B shareholders.

--------------------------------------------------------------------------------

TOTAL RETURNS AS OF 10/31/99

CLASS A SHARES                                                                 1 YEAR        5 YEAR*        SINCE INCEPTION*
                                                                                                            (April 5, 1993)
      Fund (not adjusted for sales charge)                                    84.96%         31.11%              26.66%
      Fund (adjusted for the maximum 5.5% sales charge)                       74.29%         29.64%              25.58%
      Standard & Poor's 500 Composite Index1                                  25.67%         26.00%              21.57%1

CLASS B SHARES                                                                 1 YEAR        5 YEAR*        SINCE INCEPTION*
                                                                                                             (July 1, 1994)
      Fund (not adjusted for contingent deferred sales charge)                83.57%         30.14%              31.07%
      Fund (adjusted for the maximum contingent deferred sales charge)        78.57%         30.07%              31.07%
      Standard & Poor's 500 Composite Index 1                                 25.67%         26.00%              25.85%1

*Annualized

PORTFOLIO composition+

Health Care                    6%
Telecommunications            20%
Media                         14%
Computer                      26%
Semiconductors                 8%
Cash & Other                   5%
Technology                     2%
Financial Services             3%
Banks/Savings & Loans          2%
Capital Goods                  6%
Retail Sales                   2%
Business Services              2%

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The period began with the global financial crisis in full swing. Market confidence had been undermined earlier in the year by a series of events, including a rapid devaluation of currencies and severe recession in Asia, Russia's default on a significant portion of its sovereign debt, and the near collapse of U.S. hedge fund Long Term Capital Management. The Federal Reserve was forced to cut short-term interest rates three times in rapid succession to restore liquidity to a market shaken by these events, a largely successful campaign that stretched into the early weeks of the period.

Despite turmoil overseas, the U.S. economy remained resilient throughout the year. If anything, the American economy proved a little too buoyant for comfort. Because investors and central bankers alike worried that inflation was bound to emerge as the economy continued to expand, interest rates trended higher throughout the year. By the end of the fiscal year, the Federal Reserve had taken back two of its quarter-point rate cuts and was threatening to reverse the third, a prospect that is still pressuring markets.

Rising rates and the fear of inflation kept markets volatile and allowed cyclical shares to enjoy a brief period of outperformance during the spring and early summer. However, this trend was short-lived. A host of factors including strong corporate earnings allowed growth-oriented companies to regain momentum and widen their already significant lead over their economically sensitive counterparts by year end.

Regardless of the state of the overall market, we remain convinced that our role is to develop a deep understanding of individual firms that is largely independent of their response to macroeconomic events. We continue to position the Fund accordingly, adding only those shares that we feel are capable of performing well in any environment.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

Wireless telecommunications remained an area of emphasis. Worldwide subscriber growth has continued to accelerate as wireless providers added customers at an astounding rate of more than 50% per year. Meanwhile, the advent of wireless data is providing the industry with yet another avenue of growth. Companies are positioning themselves to offer next-generation services, such as cellular Internet access, to a public that is enthusiastically embracing such value-added technology. Cellular handset manufacturer Nokia is perhaps the most obvious beneficiary of this growth. While the company's dominance of cellular handset manufacturing positions it to capitalize on the industry's accelerating subscribership, its other businesses, most notably its strong share of the cellular base station market, continue to underwrite performance. Sprint PCS, whose all-digital network positions it to benefit from the industry's ongoing evolution, was another notable performer. We are also excited about Mannesmann, a German company that is rapidly becoming a dominant cellular player in Europe. Mannesmann was one of our most exciting additions during the year.

Booming demand for cellular services also helped drive the performance of a number of our Technology stocks. Microchip manufacturer Texas Instruments, whose digital signal processing chips will power two-thirds of the nearly 300 million cellular phones expected to be sold in 1999, was one of our best performing stocks during the period. Other Technology standouts included Maxim Integrated Products, ASM Lithography Holding and Vitesse Semiconductor Corp., all of which have created a unique and highly profitable niche in different areas of the microchip industry. Elsewhere in the Technology sector, Cisco Systems, EMC Corp. and Sun Microsystems are contributing to the Internet's growth by providing the technical infrastructure necessary to accommodate the growing number of Web users.

Cable has been another important theme for the Fund. We are still extremely excited about the opportunities that lie ahead for our Cable holdings, particularly as broadband services become part of the consumer mainstream. The value of quality content is also increasing as programming becomes more accessible and services more robust, significantly raising the value of advertising in the process. While a number of Cable stocks paused during the last half of the year as consolidation cooled and legal battles surrounding the question of open access were fought, our positions in Comcast Corp., Cox Communications, Time Warner, NTL, and AT&T Liberty Media traded higher.

Unfortunately, not all of our holdings contributed equally to the Fund's performance. Health Care stocks were our main area of disappointment, as rising interest rates and uncertainty surrounding Medicare reform pressured the entire sector. In addition, a number of our large drug companies encountered pipeline-related difficulties, and we have trimmed our exposure to Pharmaceuticals as a result. Despite lackluster performance by Schering-Plough, our only remaining large-cap pharmaceutical position, we remain optimistic about the company's long-term prospects. The company's research pipeline, led by PEG-Intron, a promising treatment for hepatitis C and cancer, remains one of the most promising in the industry.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Looking forward, we are somewhat concerned by recent increases in long-term interest rates. While inflation remains at bay in the U.S., the recent increase in interest rates may be appropriate given the improved economic environment in Asia and Europe. And the central bank continues to watch closely for signs of inflation and may act preemptively by raising short-term rates in an effort to cool the economy before inflationary pressures emerge. Continued uncertainty surrounding the direction of interest rates is likely to keep investors on edge and markets volatile in the near term.

Nevertheless, the earnings outlook for our companies continues to be quite positive, and we continue to find exciting opportunities in rapidly growing areas of the economy such as: Cellular Communications, Cable, Media and Medical Tech- nology. While the volatility that often accompanies uncertain markets can quickly undermine a portfolio's performance, it can also create enormous opportunities for astute investors. We believe that our superior research will continue to identify companies that are capable of performing well in any market environment and look forward to the coming year with cautious optimism.

+ Allocation percentages are based on total investment value of the portfolio as of 10/31/99. Differences from financial statements are a result of a consolidation of industries or sectors.

NORTHWEST
      FUND

PORTFOLIO MANAGER:
DAVID SIMPSON
WM ADVISORS, INC.

An equity team lead by David Simpson, Senior Portfolio Manager of WM Advisors, Inc., has managed the Northwest Fund since March 1993. Mr. Simpson is a Chartered Financial Analyst, holds an MBA, and has over 13 years of continuous investment experience.

PERFORMANCE REVIEW

For the 10-year period ended October 31, 1999, the NORTHWEST FUND (Class A shares) returned 16.44% on an average annual total return basis, or 15.78% adjusted for the maximum sales charge. The Fund's Class A shares returned 57.29% (not adjusted for sales charge), significantly outpacing the 25.67% return for the S&P 500 and 14.87% return for small-cap Russell 2000 Index for the 12-month period ended October 31, 1999. Long-term results are also very favorable, as the Fund has averaged 24.81% per year for the past five years (not adjusted for sales charge).

                 VALUE OF A $10,000 INVESTMENT (CLASS A SHARES)+

               Fund           Fund
             (Class A       (Class A
              Shares;        Shares;
                not         adjusted      Standard
             adjusted        for the      & Poor's
                for          maximum         500
               sales       5.5% sales     Composite       Inflation
              charge)        charge)       Index(1)        (CPI)(1)
--------------------------------------------------------------------------------
Oct 89       $10,000        $ 9,450        $10,000        $10,000
              10,074          9,520         10,208         10,057
Dec 89        10,043          9,491         10,449         10,081
               9,375          8,859          9,748         10,105
               9,724          9,189          9,874         10,122
              10,461          9,886         10,133         10,154
              10,092          9,537          9,883         10,203
              11,293         10,672         10,847         10,227
Jun           11,333         10,709         10,771         10,243
              10,987         10,383         10,736         10,349
               9,454          8,934          9,767         10,398
               8,673          8,196          9,286         10,455
               8,332          7,874          9,252         10,472
               9,395          8,878          9,848         10,496
Dec 90         9,934          9,387         10,117         10,552
              11,206         10,590         10,565         10,592
              12,053         11,390         11,321         10,690
              12,514         11,826         11,590         10,780
              12,841         12,135         11,623         10,844
              13,565         12,819         12,120         10,868
Jun           12,662         11,965         11,566         10,868
              13,243         12,515         12,108         10,933
              13,760         13,003         12,392         10,950
              13,452         12,712         12,189         10,966
              13,372         12,637         12,352         10,983
              12,850         12,143         11,853         11,016
Dec 91        14,294         13,507         13,208         11,048
              14,987         14,162         12,963         11,064
              15,213         14,376         13,128         11,096
              14,715         13,906         12,871         11,145
              14,027         13,255         13,246         11,162
              13,886         13,122         13,317         11,194
Jun           13,398         12,661         13,124         11,202
              13,519         12,776         13,653         11,219
              13,147         12,424         13,377         11,259
              13,640         12,890         13,531         11,317
              14,144         13,366         13,580         11,332
              14,759         13,947         14,037         11,348
Dec 92        14,799         13,985         14,221         11,389
              14,880         14,062         14,325         11,413
              14,406         13,613         14,519         11,445
              14,966         14,143         14,831         11,477
              14,582         13,780         14,467         11,517
              14,936         14,114         14,858         11,533
Jun           14,537         13,737         14,907         11,525
              13,991         13,221         14,837         11,582
              14,557         13,756         15,402         11,622
              14,218         13,436         15,288         11,663
              14,684         13,877         15,599         11,696
              14,978         14,154         15,452         11,712
Dec 93        15,168         14,334         15,642         11,728
              15,632         14,772         16,166         11,728
              15,843         14,971         15,730         11,761
              15,267         14,428         15,045         11,786
              15,204         14,368         15,241         11,834
              15,426         14,577         15,489         11,843
Jun           14,946         14,124         15,107         11,843
              15,041         14,213         15,607         11,875
              15,875         15,002         16,242         11,915
              15,257         14,418         15,851         11,955
              15,120         14,288         16,213         11,972
              14,866         14,048         15,618         11,981
Dec 94        14,953         14,130         15,846         12,021
              14,879         14,060         16,258         12,054
              15,409         14,561         16,889         12,102
              15,930         15,054         17,389         12,135
              16,386         15,485         17,895         12,143
              16,397         15,495         18,602         12,159
Jun           17,355         16,400         19,039         12,159
              17,970         16,982         19,673         12,208
              18,236         17,233         19,726         12,256
              18,908         17,868         20,553         12,297
              18,483         17,466         20,481         12,337
              18,738         17,707         21,382         12,362
Dec 95        18,918         17,878         21,778         12,387
              18,832         17,796         22,527         12,387
              19,273         18,213         22,743         12,419
              19,719         18,634         22,961         12,444
              21,160         19,996         23,299         12,485
              21,730         20,534         23,900         12,476
Jun           20,816         19,671         23,998         12,467
              19,407         18,340         22,930         ]1,2541
              20,622         19,488         23,416         12,581
              21,213         20,047         24,732         12,647
              21,170         20,006         25,410         12,696
              22,633         21,388         27,339         12,720
Dec 96        23,187         21,911         26,803         12,728
              24,638         23,283         28,467         12,752
              24,579         23,227         28,698         12,776
              23,611         22,313         27,504         12,817
              24,437         23,093         29,146         12,858
              27,033         25,546         30,936         12,882
Jun           28,284         26,728         32,315         12,882
              30,219         28,557         34,881         12,924
              29,794         28,156         32,942         12,964
              32,272         30,497         34,747         12,996
              30,585         28,903         33,586         13,012
              31,353         29,628         35,141         13,004
Dec 97        30,810         29,116         35,746         13,019
              30,866         29,168         36,143         13,044
              33,647         31,796         38,748         13,069
              34,131         32,254         40,732         13,094
              34,288         32,402         41,144         13,117
              32,444         30,659         40,436         13,141
Jun           31,801         30,052         42,078         13,157
              29,671         28,039         41,632         13,172
              23,668         22,366         35,612         13,188
              26,085         24,650         37,895         13,204
              29,116         27,514         40,977         13,236
              33,419         31,581         43,461         13,236
Dec 98        37,894         35,810         45,965         13,228
              38,936         36,794         47,887         13,261
              36,393         34,392         46,399         13,277
              37,409         35,351         48,255         13,317
              39,668         37,487         50,123         13,414
              41,568         39,282         48,939         13,414
Jun           45,326         42,833         51,644         13,414
              44,968         42,495         50,043         13,454
              45,112         42,631         49,795         13,486
              43,470         41,079         48,430         13,551
Oct 99        45,800         43,281         51,492         13,600

1 The Standard & Poor's Composite Index (S&P 500) represents an unmanaged weighted index of 500 companies. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI). The index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/ distributions by the shareholder. For comparison purposes, the benchmark's performance is shown as of the Fund's inception date not from the inception date of the benchmark.

   The Fund's performance would have been lower had the Advisor not waived a portion of its fees and the Fund's custodian had not allowed its fees to be reduced by credits.

* The performance of the Class B Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B shareholders.

--------------------------------------------------------------------------------

Total Returns as of 10/31/99

CLASS A SHARES                                                                 1 YEAR        5 YEAR*            10 YEAR*

      Fund (not adjusted for sales charge)                                    57.29%         24.81%              16.44%
      Fund (adjusted for the maximum 5.5% sales charge)                       48.61%         23.41%              15.78%
      Standard & Poor's 500 Composite Index(1)                                25.67%         26.00%              17.81%(1)

CLASS B SHARES                                                                 1 YEAR        5 YEAR*        SINCE INCEPTION*
                                                                                                            (March 30, 1994)
      Fund (not adjusted for contingent deferred sales charge)                55.96%         23.74%              20.78%
      Fund (adjusted for the maximum contingent deferred sales charge)        50.96%         23.65%              20.78%
      Standard & Poor's 500 Composite Index(1)                                25.67%         26.00%              24.65%(1)

*Annualized

PORTFOLIO composition+

Computer                      23%
Health Care                   15%
Semiconductors                 7%
Basic Industry                 5%
Banks/Savings & Loans          7%
Transportation                 4%
Consumer                      18%
Aerospace/Defense              3%
Telecommunications             4%
Electrical Equipment           9%
Other                          5%

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THESE CONDITIONS?

Markets advanced considerably during the end of 1998 when global stability was restored and the crisis of late summer ended. We took advantage of lower prices in the third quarter of 1998 and added significantly to positions, particularly in small-cap Technology firms, that were battered by the "Asian flu." In November and December of 1998, these stocks had a dramatic rebound and the Fund benefited considerably. Much of the overall strong performance of the Fund was concentrated in late 1998. During 1999, Technology stocks continued their advance, but concern about rising inflation incited interest rate hikes and general market volatility late in the period. Although the Fund advanced throughout 1999, the overall market weakened -- the Standard and Poor's 500 Index increased just 2.74% (of its overall 26% return for the year) during the six-month period ended October 31, 1999.

The Fund greatly benefited from its significant over-weighting in Technology stocks of both small- and large-cap companies. Stocks of firms such as TriQuint Semiconductor, Adobe Systems, and In Focus Systems, more than doubled during the period, contributing to overall Fund results. TriQuint develops integrated circuits for the telecommunications arena, capitalizing on proprietary technology to gain market share and distribute their product worldwide. Adobe is a software developer whose stock moved markedly lower during the Asian crisis, but has since increased nearly 300% off the lows of last summer. In Focus has been held by the Fund for quite some time and is a market leader in the development of data and video projection products. The Fund also benefited from light exposure to Financials, especially banks, which significantly underperformed the overall market. However, we did add to our bank stocks late in the fiscal year as the valuations began to look very compelling. Microsoft Corp. remains one of our largest holdings despite current investigations by the Department of Justice. We remain quite positive on the company and its prospects for remaining the software industry leader.

Despite the overall strong performance, some holdings in the Fund disappointed during the period. Our positions in Health Care Service companies such as PacifiCare Health Systems and Foundation Health Systems underperformed as political upheaval regarding HMOs created negative sentiment for the entire sector. We used this price weakness to add to some of these holdings in October, when we felt that prices may have bottomed. Not all medical firms performed poorly during the period. The Fund benefited from its position in SonoSite, Inc., a medical device manufacturer that developed a handheld ultrasound machine. This position appreciated significantly, becoming the Fund's largest holding during the latter stages of the period. Conversely, we sold our entire position of Pathogenesis, a pharmaceutical firm whose sales numbers came in well below expectations. We continue to watch the company and could re-enter if the outlook improves.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We continued our basic philosophy of trimming positions that outperform and adding to positions that underperform as long as we have confidence in the underlying fundamentals of the firm. We added to small-cap positions during the year, as we were able to find some very compelling valuations. We continue to closely watch valuation levels and look for strong investment opportunities across all market capitalizations (the size of the firm). Toward the end of the fiscal year, we began to see very attractive valuations in large-cap Retailing (supermarkets) and Financials (banks). Given the current interest rate outlook and the benefits of merger activities, we added to positions in some of these large-cap Financial holdings. Technology remained our largest sector weighting during the period. To maintain a stable exposure to the sector in light of its considerable appreciation, we sold stocks and locked in strong profits.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

The Fund is volatile by nature, and we expect that to continue. We believe our basic investment style will continue to benefit long-term investors who are patient and do not concern themselves with short-term market volatility. This was clearly evident during the summer of 1998, when markets dropped considerably in response to international crisis, then rebounded dramatically during the fourth quarter. We will adhere to our philosophy of finding strong companies that are favorably priced. Due to Technology's strong presence in the Northwest and our positive outlook for its long-term growth, it will continue to exert a significant influence on the Fund's portfolio composition.

The economy may slow due to higher interest rates. However, we believe weak inflation will help keep interest rates relatively low. Consumer spending (and net consumer borrowing) is a long-term concern. Currently, the market appears to be weathering higher interest rates, as pervasive price pressures have not surfaced and the Federal Reserve is poised to raise interest rates to quell any signs of increases in inflation.

+ Allocation percentages are based on total investment value of the portfolio as of 10/31/99. Differences from financial statements are a result of a consolidation of industries or sectors.

EMERGING growth
           fund

PORTFOLIO MANAGERS:
DAVID SIMPSON AND LINDA WALK
WM ADVISORS, INC.

An equity team lead by Mr. Simpson and Ms. Walk have been managing the Fund since March 23, 1998. David Simpson, Senior Portfolio Manager of WM Advisors, Inc., is a Chartered Financial Analyst, holds an MBA and has over 13 years of continuous investment experience. Linda Walk, Portfolio Manager of WM Advisors, Inc., is a graduate of the University of Washington and has over 13 years of investment experience. She is a Chartered Financial Analyst, a Certified Financial Planner, and has participated in the Wharton Executive Education program.

PERFORMANCE REVIEW

From the Fund's inception (July 18, 1990) through October 31, 1999, the EMERGING GROWTH FUND (Class A shares) returned 13.40% on an average annual total return basis, or 12.71% adjusted for the maximum sales charge. The Fund returned 42.60% (not adjusted for sales charge) for the 12-month period, nearly tripling the results of its benchmark index, the Russell 2000, which advanced 14.87%.

                 VALUE OF A $10,000 INVESTMENT (CLASS A SHARES)+

            Fund           Fund
          (Class A       (Class A
           Shares;        Shares;
             not          adjusted     Standard
          adjusted        for the      & Poor's
            for           maximum         500                          Russell
           sales        5.5% sales     Composite       Inflation        2000
           charge)        charge)       Index(1)       (CPI)(1)        Index(1)
--------------------------------------------------------------------------------
Jun 90    $10,000        $ 9,450
            9,600          9,072        $10,000        $10,000        $10,000
            8,520          8,051          9,097         10,047          8,662
            7,810          7,380          8,655         10,102          7,892
            7,620          7,201          8,618         10,118          7,410
            8,190          7,740          9,174         10,142          7,975
Dec 90      8,263          7,808          9,430         10,196          8,289
            8,474          8,266          9,840         10,235          9,035
            9,231          8,723         10,542         10,329         10,048
            9,846          9,305         10,797         10,416         10,753
            9,897          9,353         10,823         10,479         10,725
           10,179          9,619         11,288         10,502         11,235
Jun         9,705          9,171         10,772         10,502         10,586
           10,018          9,467         11,273         10,565         10,956
           10,179          9,619         11,540         10,581         11,361
           10,310          9,743         11,346         10,596         11,449
           10,916         10,315         11,498         10,612         11,751
           10,664         10,077         11,037         10,644         11,207
Dec 91     11,509         10,876         12,297         10,675         12,104
           12,161         11,492         12,067         10,691         13,085
           12,456         11,771         12,224         10,722         13,468
           11,896         11,242         11,986         10,769         13,012
           11,804         11,155         12,338         10,785         12,556
           12,049         11,386         12,398         10,817         12,723
Jun        11,886         11,232         12,214         10,824         12,125
           12,100         11,434         12,713         10,840         12,547
           11,733         11,088         12,453         10,879         12,192
           11,845         11,194         12,599         10,935         12,472
           12,395         11,713         12,642         10,950         12,866
           12,935         12,223         13,072         10,966         13,852
Dec 92     13,281         12,551         13,232         11,005         14,334
           13,581         12,834         13,342         11,028         14,818
           13,850         13,088         13,524         11,059         14,476
           14,212         13,430         13,810         11,090         14,945
           13,581         12,834         13,476         11,129         14,534
           14,191         13,411         13,835         11,144         15,176
Jun        14,233         13,450         13,876         11,137         15,270
           14,078         13,303         13,820         11,191         15,481
           14,905         14,085         14,343         11,230         16,150
           15,133         14,300         14,230         11,270         16,605
           15,505         14,652         14,524         11,301         17,034
           15,029         14,203         14,386         11,317         16,478
Dec 93     16,243         15,349         14,560         11,333         17,042
           16,356         15,456         15,055         11,333         17,575
           16,322         15,424         14,646         11,365         17,512
           15,643         14,783         14,009         11,388         16,589
           15,270         14,431         14,189         11,435         16,687
           15,248         14,409         14,421         11,443         16,500
Jun        14,717         13,907         14,068         11,443         15,944
           15,384         14,537         14,529         11,474         16,206
           16,050         15,168         15,124         11,513         17,108
           16,152         15,264         14,755         11,552         17,050
           17,056         16,118         15,085         11,568         16,982
           15,870         14,997         14,536         11,577         16,296
Dec 94     16,187         15,297         14,752         11,616         16,733
           16,280         15,384         15,134         11,647         16,522
           16,650         15,734         15,723         11,694         17,209
           16,627         15,712         16,186         11,725         17,503
           16,476         15,570         16,663         11,734         17,892
           16,499         15,592         17,237         11,749         18,200
Jun        17,887         16,903         17,729         11,749         19,144
           19,193         18,138         18,317         11,796         20,247
           19,795         18,706         18,363         11,843         20,666
           20,685         19,547         19,137         11,882         21,036
           19,852         18,761         19,069         11,921         20,096
           20,153         19,045         19,905         11,945         20,940
Dec 95     21,409         20,231         20,289         11,969         21,492
           21,095         19,935         20,979         11,969         21,469
           22,216         20,994         21,174         12,000         22,139
           23,651         22,350         21,377         12,024         22,590
           24,326         22,988         21,691         12,064         23,799
           25,266         23,876         22,251         12,055         24,737
Jun        24,314         22,976         22,336         12,047         23,720
           21,348         20,174         21,348         12,118         21,649
           23,048         21,780         21,799         12,157         22,907
           23,844         22,532         23,026         12,220         23,803
           23,059         21,791         23,661         12,268         23,436
           23,336         22,052         25,448         12,291         24,402
Dec 96     23,226         21,949         24,944         12,298         25,041
           22,506         21,268         26,501         12,322         25,542
           21,968         20,760         26,709         12,345         24,921
           20,239         19,126         25,614         12,385         23,745
           20,318         19,201         27,142         12,424         23,811
           22,754         21,503         28,793         12,448         26,459
Jun        23,947         22,630         30,082         12,448         27,594
           24,131         22,804         32,471         12,488         28,877
           24,368         23,027         30,666         12,526         29,539
           25,966         24,538         32,346         12,558         31,701
           25,468         24,067         31,266         12,573         30,309
           25,597         24,190         32,713         12,565         30,112
Dec 97     26,158         24,719         33,276         12,580         30,639
           25,852         24,430         33,645         12,604         30,156
           27,990         26,450         36,071         12,628         32,385
           29,266         27,657         37,918         12,652         33,721
           29,058         27,460         38,301         12,675         33,907
           26,932         25,453         37,642         12,698         32,081
Jun        27,045         25,557         39,171         12,713         32,148
           24,992         23,617         38,755         12,728         29,546
           19,289         18,228         33,151         12,744         23,809
           21,023         19,867         35,276         12,759         25,672
           22,550         21,310         38,146         12,790         26,719
           24,922         23,551         40,458         12,790         28,119
Dec 98     27,449         25,939         42,789         12,782         29,859
           27,268         25,768         44,578         12,813         30,256
           24,710         23,351         43,193         12,829         27,805
           24,532         23,183         44,921         12,868         28,239
           25,649         24,238         46,659         12,962         30,769
           27,403         25,896         45,558         12,962         31,219
Jun        29,601         27,973         48,086         12,962         32,631
           30,486         28,809         46,585         13,000         31,736
           29,977         28,328         46,354         13,032         30,561
           30,582         28,900         45,084         13,094         30,568
Oct 99     32,157         30,388         47,937         13,141         30,692

1 Index total returns were calculated from 7/31/90 to 10/31/99. The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility, and financial companies widely regarded by investors as representative of the stock market. The Russell 2000 Index represents the smallest 2000 companies followed by Russell and is used to measure the small-cap market. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI). The indices assume reinvestment of all dividends/distributions, and do not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/ distributions by the shareholder. For comparison purposes, the benchmark's performance is shown as of the Fund's inception date not from the inception date of the benchmark.

   The Fund's performance would have been lower had the Advisor not waived a portion of its fees and the Fund's custodian had not allowed its fees to be reduced by credits.

+ The performance of the Class B Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B shareholders.

--------------------------------------------------------------------------------

TOTAL RETURNS AS OF 10/31/99

CLASS A SHARES                                                                 1 YEAR        5 YEAR*        SINCE INCEPTION*
                                                                                                             (July 18, 1990)
      Fund (not adjusted for sales charge)                                    42.60%         13.52%              13.40%
      Fund (adjusted for the maximum 5.5% sales charge)                       34.41%         12.24%              12.71%
      Standard & Poor's 500 Composite Index(1)                                25.67%         26.00%              18.47%(1)
      Russell 2000 Index(1)                                                   14.87%         12.57%              12.89%(1)

CLASS B SHARES                                                                 1 YEAR        5 YEAR*        SINCE INCEPTION*
                                                                                                             (July 1, 1994)
      Fund (not adjusted for contingent deferred sales charge)                41.32%         12.63%              14.87%
      Fund (adjusted for the maximum contingent deferred sales charge)        36.32%         12.50%              14.87%
      Standard & Poor's 500 Composite Index(1)                                25.67%         26.00%              25.85%(1)
      Russell 2000 Index(1)                                                   14.87%         12.57%              13.07%(1)

*Annualized

PORTFOLIO composition+

Computer                      31%
Health Care                   18%
Semiconductors                 6%
Business Services              8%
Financial Services             9%
Other                          3%
Consumer Stocks               12%
Telecommunications             5%
Transportation                 4%
Electric Equipment             4%

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

After struggling through the Asian Crisis of 1998, the Fund outperformed all major benchmark indices during the 12-month period ended October 31, 1999. Small-cap Technology stocks performed very well, as well as some of the biotech and medical device firms held by the Fund. Growth momentum stocks led the small-cap market, outperforming value stocks by a significant amount, yet the Fund, while still paying attention to valuations, outdistanced both the Russell 2000 Growth and Value Indices by a wide margin. The Fund also outperformed large-cap stock indices such as the Standard and Poor's 500 Index, despite a market that was dominated by large-cap holdings for much of the period. Stock selection played a major role in the performance for the period as many of our Technology holdings including TriQuint Semiconductor and Check Point Software Technologies appreciated substantially. TriQuint develops integrated circuits for the telecommunications arena, capitalizing on proprietary technology to gain market share, and distributes their products worldwide. Check Point Software Technologies emerged as a market leader in Internet and e-commerce security. Its software enables secure transactions to take place between companies by the development of an expanded virtual private networking solution. The stocks of both these companies skyrocketed during the past 12 months, significantly contributing to the Fund's strong overall performance. While Health Care service stocks were being battered by political upheaval, we were able to benefit from other types of Health Care investments. For example, we took a position in SonoSite, a firm that develops medical devices. The company created a handheld portable ultrasound machine that weighs just five pounds, is priced at one-tenth of the cost of the larger models of the past, and produces high-quality results. The firm has just begun to distribute product and the stock has appreciated significantly. We continue to hold this stock because of the company's upside potential. In addition, two companies whose shares were held by the Fund were bought out late in the period: Visio Corp., a software developer, was purchased by Microsoft Corp.; Hambrecht & Quist, a boutique investment bank was purchased by Chase Manhattan Bank.

Although the Fund performed very well for the period, there were some holdings that disappointed during the year. Two consulting firms, Aris Corp. and First Consulting Group, were hurt by Y2K budget freezes on information technology spending. Pathogenesis, a biotechnology firm, had disappointing sales of a new drug and its stock price dropped significantly. We took advantage of drops in valuations to increase our holdings of those companies which still have strong long-term outlooks. Our strategy remains to focus on dominant companies at attractive valuations, adding to positions if the stock price weakens and trimming positions as valuations escalate. We believe that over the long-term, this strategy will benefit shareholders of the Fund.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We took advantage of low valuations in the small-cap Technology sector after the Asian Crisis, adding to positions. Although we have benefited from investments in semiconductors and other technology hardware, we have been gradually decreasing our weighting in this sector as many of these stocks have had significant price appreciation and have reached what we believe are extended valuations. On the other hand, the current relative valuation for small-cap software stocks remains near its decade low. Given the fact that demand for software is only deferred rather than lost as we approach the Y2K deadline, we have increased our weighting in that sector due to these attractive valuations. We underweighted financial stocks during the period as interest rates were rising, although we benefited from the stocks that we did own.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

The U.S. economy has been strong with healthy consumer spending and generally positive profit reports. Recently, however, increasing inflation expectations and a weaker dollar have exerted pressure on bonds and have caused volatility in the equity markets. If this trend continues, it will make it difficult to justify very high stock valuations. Thus, positions in stocks that have had significant price appreciation and where multiples (price-to-earnings, price-to-sales), are extended, have been trimmed. Although we remain cautious about the prospects of small-cap companies outperforming large-caps over the near term, there are a number of positive signs for the small-cap market.

Relative valuations of small-cap stocks remain depressed versus their long-term average, which has created a strong environment for mergers and acquisitions (as noted by the Visio and Hambrecht & Quist buyouts).

In addition, small-cap companies are buying back their outstanding shares at a rate far greater than the overall market average. Although small-cap stocks have historically been more volatile than large-cap stocks, we believe that the risk/return profile remains very attractive, and current prospects for the Fund are quite positive. We continue to invest in leading companies that trade at valuations we feel are less than their intrinsic values. We will continue with our philosophy of investing in companies with solid growth opportunities and strong management teams, which we feel will benefit our shareholders over the long-term.

+ Allocation percentages are based on total investment value of the portfolio as of 10/31/99.37. Differences from financial statements are a result of a consolidation of industries or sectors.

INTERNATIONAL
          growth fund

PORTFOLIO MANAGER:
CAPITAL GUARDIAN TRUST COMPANY

As of June 24, 1999, the Fund's investment management was transitioned from Warburg Pincus to an international equity team at Capital Guardian Trust Company. Eight portfolio managers and 27 analysts now share the management responsibilities for the Fund. The managers average over 26 years of investment experience and have been with the firm for an average of 20 years.

PERFORMANCE REVIEW

From the Fund's inception (July 18, 1990) through October 31, 1999, the INTERNATIONAL GROWTH FUND (Class A shares) returned 4.63% on an average annual total return basis, or 4.00% adjusted for the maximum sales charge. The Fund's Class A shares performed very well during the 12-month period ended October 31, 1999. Not adjusted for sales charge, results topped 31%, significantly outperforming the MSCI EAFE Index.

                 VALUE OF A $10,000 INVESTMENT (CLASS A SHARES)+

               Fund           Fund
             (Class A       (Class A
              Shares;        Shares;       Morgan
                not         adjusted       Stanley
             adjusted        for the       Capital
                for          maximum    International
               sales       5.5% sales       EAFE          Inflation
              charge)        charge)       Index(1)        (CPI)(1)
--------------------------------------------------------------------------------
Jun 90       $10,000        $ 9,450
               9,780          9,242        $10,000        $10,000
               8,690          8,212          9,032         10,047
               7,760          7,333          7,776         10,102
               8,730          8,250          8,989         10,118
               8,250          7,796          8,462         10,142
Dec 90         8,150          7,702          8,602         10,196
               8,460          7,995          8,883         10,235
               9,190          8,685          9,838         10,329
               8,630          8,155          9,249         10,416
               8,720          8,240          9,343         10,479
               8,870          8,382          9,443         10,502
Jun            8,270          7,815          8,751         10,502
               8,680          8,203          9,184         10,565
               8,700          8,222          8,999         10,581
               9,020          8,524          9,509         10,596
               9,050          8,552          9,645         10,612
               8,800          8,316          9,198         10,644
Dec 91         9,325          8,812          9,675         10,675
               9,255          8,746          9,471         10,691
               9,124          8,622          9,135         10,722
               8,742          8,261          8,535         10,769
               8,792          8,308          8,577         10,785
               9,214          8,708          9,155         10,817
Jun            8,872          8,384          8,723         10,824
               8,540          8,071          8,503         10,840
               9,043          8,546          9,039         10,879
               8,651          8,175          8,864         10,935
               8,279          7,823          8,401         10,950
               8,319          7,862          8,483         10,966
Dec 92         8,339          7,881          8,529         11,005
               8,359          7,900          8,531         11,028
               8,642          8,167          8,791         11,059
               9,197          8,691          9,561         11,090
               9,833          9,293         10,471         11,129
              10,055          9,502         10,695         11,144
Jun            9,894          9,350         10,530         11,137
              10,217          9,655         10,901         11,191
              10,792         10,199         11,492         11,230
              10,762         10,170         11,235         11,270
              11,065         10,456         11,584         11,301
              10,439          9,865         10,573         11,317
Dec 93        11,037         10,430         11,339         11,333
              11,813         11,164         12,301         11,333
              11,503         10,870         12,269         11,365
              10,933         10,332         11,742         11,388
              11,265         10,645         12,244         11,435
              11,296         10,674         12,176         11,443
Jun           11,120         10,508         12,352         11,443
              11,430         10,802         12,473         11,474
              11,679         11,036         12,771         11,513
              11,296         10,674         12,371         11,552
              11,513         10,880         12,785         11,568
              11,026         10,420         12,174         11,577
Dec 94        10,892         10,293         12,253         11,616
              10,324          9,757         11,785         11,647
              10,182          9,622         11,755         11,694
              10,368          9,798         12,492         11,725
              10,695         10,107         12,965         11,734
              10,794         10,200         12,814         11,749
Jun           10,674         10,087         12,592         11,749
              11,143         10,530         13,379         11,796
              11,001         10,396         12,872         11,843
              11,088         10,478         13,127         11,882
              10,859         10,262         12,777         11,921
              10,968         10,365         13,137         11,945
Dec 95        11,422         10,794         13,669         11,969
              11,825         11,175         13,727         11,969
              11,733         11,088         13,777         12,000
              11,837         11,186         14,073         12,024
              12,009         11,349         14,485         12,064
              11,963         11,305         14,222         12,055
Jun           12,078         11,414         14,306         12,047
              11,503         10,870         13,891         12,118
              11,641         11,001         13,924         12,157
              11,906         11,251         14,297         12,220
              11,825         11,174         14,154         12,268
              12,355         11,675         14,720         12,291
Dec 96        12,338         11,660         14,535         12,298
              12,398         11,716         14,029         12,322
              12,503         11,815         14,262         12,345
              12,409         11,727         14,318         12,385
              12,598         11,905         14,396         12,424
              13,387         12,650         15,336         12,448
Jun           13,951         13,184         16,186         12,448
              14,423         13,630         16,452         12,488
              13,199         12,473         15,226         12,526
              13,905         13,140         16,082         12,558
              12,363         11,683         14,850         12,573
              12,092         11,427         14,701         12,565
Dec 97        12,031         11,370         14,834         12,580
              12,123         11,456         15,516         12,604
              12,896         12,187         16,515         12,628
              13,591         12,844         17,027         12,652
              13,933         13,166         17,165         12,675
              13,814         13,054         17,086         12,698
Jun           13,368         12,633         17,219         12,713
              13,512         12,769         17,398         12,728
              11,599         10,961         15,246         12,744
              11,035         10,428         14,783         12,759
              11,612         10,974         16,328         12,790
              12,255         11,581         17,168         12,790
Dec 98        12,523         11,834         17,850         12,782
              12,659         11,963         17,802         12,813
              12,277         11,602         17,382         12,829
              12,742         12,042         18,112         12,868
              13,193         12,468         18,849         12,962
              12,663         11,967         17,882         12,962
Jun           13,498         12,755         18,583         12,962
              14,044         13,272         19,140         13,000
              14,249         13,466         19,214         13,032
              14,550         13,750         19,462         13,094
Oct 99        15,234         14,396         20,192         13,141

1 Index total returns were calculated from 7/31/90 to 10/31/99. The Morgan Stanley Capital International EAFE Index includes stock markets of Europe, Australia, and the Far East weighted by capitalization. EAFE is a broad-based index of equity markets representing 18 countries. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI). The index assumes reinvestment of all dividends/ distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/ distributions by the shareholder. For comparison purposes, the benchmark's performance is shown as of the Fund's inception date not from the inception date of the benchmark.

   The Fund's performance would have been lower had the Fund's custodian not allowed its fees to be reduced by credits.

+ The performance of the Class B Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B shareholders.

--------------------------------------------------------------------------------

TOTAL RETURNS AS OF 10/31/99

CLASS A SHARES                                                                 1 YEAR        5 YEAR*        SINCE INCEPTION*
                                                                                                             (July 18, 1990)
      Fund (not adjusted for sales charge)                                    31.15%          5.75%               4.63%
      Fund (adjusted for the maximum 5.5% sales charge)                       23.61%          4.56%               4.00%
      Morgan Stanley Capital International EAFE Index(1)                      23.67%          9.57%               7.89%(1)

CLASS B SHARES                                                                 1 Year        5 Year*        Since Inception*
                                                                                                             (July 1, 1994)
      Fund (not adjusted for contingent deferred sales charge)                29.87%          4.91%               5.24%
      Fund (adjusted for the maximum contingent deferred sales charge)        24.87%          4.75%               5.24%
      Morgan Stanley Capital International EAFE Index(1)                      23.67%          9.57%               9.65%(1)

*Annualized

PORTFOLIO composition+

Japan                         29%
Latin America                  2%
Other                          5%
Europe                        49%
Australia                      4%
Cash                           4%
Other Asia                     7%

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The period was marked by strong results in most international markets, particularly across Asia. Emerging markets rebounded considerably, posting strong gains as global stability returned. In recent months, Japanese markets advanced, primarily due to a powerful rally in the yen.

Optimism in Japan has been aided by two consecutive quarters of positive GDP growth. Perhaps more important for equity investors, news of mergers and restructuring has been on the rise. This was highlighted by three of Japan's largest banks -- Dai-Ichi Kangyo Bank, Fuji Bank, and the Industrial Bank of Japan -- announcing a merger that would create the world's first trillion-dollar financial group. The announcement was a first, reflecting the desire of three healthy banks to join for strategic reasons. Until now, mergers in the Japanese banking industry have been motivated by the desire to prevent bankruptcies among weak institutions by having them absorbed by stronger ones.

In Europe, the long-awaited economic recovery appears to be underway, with positive economic news appearing on many fronts. In Germany, business confidence has grown, and exporters are benefiting from economic improvement in Asia and from a weak currency (the Deutschemark has fallen 29% against the yen over the past 12 months). In France, domestic demand has led the recovery, with consumer confidence and spending on the rise. In the U.K., a tight labor market along with concerns about rising residential real estate prices caused the Bank of England to increase short-term interest rates in September, despite a notable lack of inflation. Throughout Europe, mergers and acquisitions continued at a record pace with companies striving for pan-European size and scope.

The primary contributor to this period's strong relative performance has been stock selection. The Fund's overweighting in Japan and underweighting in Europe has also been beneficial. However, its weightings in regions and countries are primarily the result of being attracted to individual securities. In Europe, we began shifting away from Financials and increasing our exposure to cyclicals like Peugeot SA (automobiles) and BMW AG (automobiles). That move has paid off with this year's economic improvement rising interest-rate environment. In Japan, a reluctance to hold Financial stocks has been a hindrance. However, we have more than made up for that lost opportunity with a focus on holdings in Japanese Technology firms such as NEC Corp. (electrical & electronics), Advantest Corp. (electronic instruments) and Tokyo Electron (electronic instruments). Japan was by far the biggest overall contributor to the Fund's outperformance during the period. Companies such as Sony Corp. (appliances & household durables) and NTT Mobile Communications Network (wireless telecommunications services) were among the most helpful.

WERE THERE ANY SIGNIFICANT SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

Probably the most significant change to the portfolio was an increase in exposure to the solid exporting countries of Latin America and the Pacific Basin, such as Mexico, Taiwan and Japan. On a selective basis, we found what we believe to be attractively-valued companies with excellent growth prospects despite generally weak macro-economic conditions. This shift lowered exposure to some European countries, where we found securities to be fully valued and faced with tough economic times ahead.

At the sector level, the allocation to Services went down. The Fund was con-centrated in the Telecommunications industry with companies like Telemex, NTT Mobile Communications Network, Mannesmann and Swisscom. We increased the Fund's exposure to Capital Equipment and Consumer Goods at the expense of the Finance sector. Technology and Telecommunications equipment providers dominated these two sectors with companies like Nokia, Samsung Manufacturing, Taiwan Semiconductor Electronics and ASM Lithography Holdings.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

After surging 8.0% in the first quarter of this year, Japanese growth held up much better than expected in the second quarter. As a result, growth in calendar year 1999 should be positive. Falling inventory/sales ratios and other indicators suggest that a cyclical recovery in Japan may be underway. However, with unemployment rising, incomes falling, and Industrial sector capacity still ample, domestic private demand fundamentals remain weak. Restructuring activity will offset much of the benefit Japan receives from stronger global growth, and with public sector finances in shambles, the extent of further fiscal stimulus is limited. As a result, growth in Japan should remain sluggish this year and next, and continue to post some of the lowest growth rates of the developed countries.

Purchasing manager surveys, data on orders, sentiment indices, and a fair number of other indicators show that a cyclical recovery in European economic activity is clearly underway. Significant improvement is evident even in Germany, where much of the recent weakness has been concentrated. European GDP growth could exceed 3.0% in the second half of this year. With an improving global economy, it could reach 3.5% in 2000. While higher commodity prices may exert some moderate upward pressure on overall price levels, inflation rates across the region still remain low, in some cases under 1.0%. Emerging countries in Europe, after a disastrous 1998, are responding to the numerous currency devaluations that took place over the past year.

With the exception of Hong Kong and Indonesia, most emerging Asian countries continue to experience a fairly sharp increase in activity. While the rebound has been led by exporting activity, improving domestic fundamentals and low inflation, particularly in Korea and Thailand, suggest that growth should become increasingly driven by domestic demand. In Latin America, activity is showing signs of bottoming in response to sharply lower interest rates and a return of capital inflows. However, interest rates are still high in many countries, and any recovery in domestic demand should be much more moderate.

Overall, we are cautious as market sentiment and new issuance could be affected by Y2K preparations, but continue to find what we believe to be strong, international firms with healthy growth prospects.portfolio composition

+ Allocation percentages are base on total investment value of the portfolio as of 10/31/99.

STATEMENTS of ASSETS and LIABILITIES

WM GROUP OF FUNDS

OCTOBER 31, 1999

                                                                                                                       CALIFORNIA
                                                                 SHORT TERM           U.S.                               INSURED
                                 TARGET           HIGH              HIGH           GOVERNMENT                         INTERMEDIATE
                                MATURITY          YIELD           QUALITY          SECURITIES          INCOME           MUNICIPAL
                               2002 FUND          FUND           BOND FUND            FUND              FUND              FUND
                             --------------  ---------------  ----------------  ----------------  ----------------   ---------------
ASSETS:
Investments, at value
  (See portfolios of
  investments):
  Securities ..............   $ 1,936,803     $ 69,505,660      $167,620,137      $511,354,868      $285,488,641      $ 65,458,987
  Repurchase Agreements ...          --            946,000         1,089,000         3,445,000              --                --
                              -----------     ------------      ------------      ------------      ------------      ------------
    Total
  Investments (a) .........     1,936,803       70,451,660       168,709,137       514,799,868       285,488,641        65,458,987
Cash and/or foreign
  currency (b) ............        12,788              725               164               371              --              88,778
Net unrealized appreciation
  of forward foreign currency
  contracts (See portfolios
  of investments) .........          --               --                --                --                --                --
Variation margin ..........          --               --                --                --                --                --
Dividends and/or interest
  receivable ..............          --          1,390,863         2,242,966         3,281,561         5,460,707           918,661
Receivable for Fund shares
  sold ....................          --            496,472           123,727           597,902           454,022           500,077
Receivable for investment
  securities sold .........          --               --               9,790            24,523         1,466,881              --
Unamortized organization
  costs ...................         4,898             --                --                --                --                --
Prepaid expenses and other
  assets ..................            28              134               868             2,906             2,233               855
                              -----------     ------------      ------------      ------------      ------------      ------------
    Total Assets ..........     1,954,517       72,339,854       171,086,652       518,707,131       292,872,484        66,967,358
                              -----------     ------------      ------------      ------------      ------------      ------------
LIABILITIES:
Net unrealized depreciation
  of forward foreign
  currency contracts (See
  portfolios of investments) .       --              9,407              --                --                --                --
Payable for Fund shares
  redeemed ................         1,401            9,231           224,271         1,211,054           944,749            59,048
Payable for when-issued
  securities ..............          --               --                --          37,554,229              --                --
Payable for investment
  securities purchased ....          --            420,000              --                --                --                --
Variation margin ..........          --               --              65,000              --                --                --
Investment advisory fee
  payable .................         4,003             --              46,586           206,349           149,575            28,339
Shareholder servicing and
  distribution fees payable..         410           18,306             9,855           106,817            72,435            36,689
Dividends payable .........          --             99,825            56,419           389,423           383,809            59,922
Due to custodian ..........          --               --                --                --              98,069              --
Accrued printing and
  postage fees ............           953           13,112            31,906            91,523            80,573             6,692
Accrued expenses and other
  payables ................        13,337           20,962            41,386            97,401            65,918            23,594
                              -----------     ------------      ------------      ------------      ------------      ------------
    Total Liabilities .....        20,104          590,843           475,423        39,656,796         1,795,128           214,284
                              -----------     ------------      ------------      ------------      ------------      ------------
NET ASSETS ................   $ 1,934,413     $ 71,749,011      $170,611,229      $479,050,335      $291,077,356      $ 66,753,074
                              ===========     ============      ============      ============      ============      ============
------------
(a) Investments, at cost ..   $ 1,940,058     $ 72,535,955      $170,642,340      $523,300,762      $287,301,605      $ 64,803,500
                              ===========     ============      ============      ============      ============      ============
(b) Cash and/or foreign
    currency, at cost .....   $    12,788     $        725      $        164      $        371      $       --        $     88,778
                              ===========     ============      ============      ============      ============      ============

                                                 See Notes to Financial Statements.

                  FLORIDA
  CALIFORNIA      INSURED      TAX-EXEMPT       BOND &         GROWTH &                                    EMERGING   INTERNATIONAL
  MUNICIPAL      MUNICIPAL        BOND           STOCK          INCOME          GROWTH      NORTHWEST       GROWTH        GROWTH
     FUND           FUND          FUND           FUND            FUND            FUND          FUND          FUND          FUND
--------------  ------------  -------------  -------------  ---------------  ------------  ------------  ------------  ------------
 $417,797,082   $ 21,007,851   $280,984,484   $302,251,212   $1,373,185,954  $845,179,622  $421,541,930  $120,224,625  $196,104,544
         --             --             --          864,000       37,787,000          --       2,672,000          --       8,794,000
 ------------   ------------   ------------   ------------   --------------  ------------  ------------  ------------  ------------
  417,797,082     21,007,851    280,984,484    303,115,212    1,410,972,954   845,179,622   424,213,930   120,224,625   204,898,544
   10,278,676        160,865         90,989            749              600       111,565           223        65,921       539,420

         --             --             --             --               --         995,369          --            --            --
         --             --          218,750           --               --            --            --            --            --
    5,863,146        280,786      4,446,464      1,890,987          936,552        41,673        65,614        10,622       411,156
    1,570,806         15,067        653,396        675,297        2,402,551     6,513,949     1,421,210     1,310,075       118,628
         --          487,151      1,402,500     20,091,648        8,733,472    22,200,289     2,570,813     1,067,714       666,999
         --             --             --             --              --             --            --            --            --
        4,229            368          2,732          3,287            7,258         3,538         2,785         2,034         1,939
 ------------   ------------   ------------   ------------   --------------  ------------  ------------  ------------  ------------
  435,513,939     21,952,088    287,799,315    325,777,180    1,423,053,387   875,046,005   428,274,575   122,680,991   206,636,686
 ------------   ------------   ------------   ------------   --------------  ------------  ------------  ------------  ------------

         --             --             --             --               --            --            --            --         275,982
    1,908,659         51,858      1,301,766      1,342,271        2,167,135     1,232,246       875,204       334,594       121,812
         --        2,042,723      7,038,330           --               --            --            --            --            --
   13,545,374        481,681      5,952,780      6,799,075       18,887,685    19,607,719     4,134,588       958,796     2,051,917
      100,000           --             --             --               --            --            --            --            --
      178,865         22,109        114,929        160,069          591,721       446,272       215,548        84,116       159,762

      173,775          8,810         74,542        114,557          291,434       220,883       132,105        42,651        15,228
    1,741,411         37,169        357,289           --               --            --            --            --            --
         --             --             --             --               --            --            --            --         571,915
       44,258          2,480         36,672         67,171          261,446       191,966       107,304        99,488        44,835
       51,501         17,787         49,668         62,874          174,008       109,767        69,705        62,374        65,679
 ------------   ------------   ------------   ------------   --------------  ------------  ------------  ------------  ------------
   17,743,843      2,664,617     14,925,976      8,546,017       22,373,429    21,808,853     5,534,454     1,582,019     3,307,130
 ------------   ------------   ------------   ------------   --------------  ------------  ------------  ------------  ------------
 $417,770,096   $ 19,287,471   $272,873,339   $317,231,163   $1,400,679,958  $853,237,152  $422,740,121  $121,098,972   203,329,556
 ============   ============   ============   ============   ==============  ============  ============  ============   ===========

 $421,946,186   $ 20,649,841   $271,676,034   $258,790,847   $1,092,245,088  $629,649,997  $255,942,061  $ 97,893,788  $180,536,047
 ============   ============   ============   ============   ==============  ============  ============  ============   ===========
 $ 10,278,676   $    160,865   $     95,561   $        749   $          600  $    111,565  $        223  $     65,921  $    536,942
 ============   ============   ============   ============   ==============  ============  ============  ============   ===========

                                                 See Notes to Financial Statements.

WM GROUP OF FUNDS

OCTOBER 31, 1999

                                                                                                                       CALIFORNIA
                                                                 SHORT TERM           U.S.                               INSURED
                                 TARGET           HIGH              HIGH           GOVERNMENT                         INTERMEDIATE
                                MATURITY          YIELD           QUALITY          SECURITIES          INCOME           MUNICIPAL
                               2002 FUND          FUND           BOND FUND            FUND              FUND              FUND
                             --------------  ---------------  ----------------  ----------------  ----------------   ---------------
NET ASSETS CONSIST OF:
Undistributed net investment
  income/(accumulated net
  investment loss/
  distributions in excess
  of net investment
  income) .................   $    99,888     $      9,408      $     49,071      $       --        $     54,991      $        174
Accumulated net realized
  gain/(loss) on investments
  sold, futures contracts,
  closed written options,
  forward foreign currency
  contracts and foreign
  currency transactions ...        26,017         (216,843)       (2,155,455)      (69,289,201)      (30,091,679)          163,218
Net unrealized appreciation/
  (depreciation) of
  investments, foreign
  currency, futures
  contracts, forward foreign
  currency contracts and
  other assets and
  liabilities .............        (3,255)      (2,093,732)       (1,817,894)       (8,500,894)       (1,812,964)          655,487
Paid-in capital ...........     1,811,763       74,050,178       174,535,507       556,840,430       322,927,008        65,934,195
                              -----------     ------------      ------------      ------------      ------------      ------------
    Total Net Assets ......   $ 1,934,413     $ 71,749,011      $170,611,229      $479,050,335      $291,077,356      $ 66,753,074
                              ===========     ============      ============      ============      ============      ============
NET ASSETS:
Class A Shares ............   $ 1,934,413     $  5,827,098      $ 27,058,640      $221,591,589      $172,217,312      $ 31,252,568
                              ===========     ============      ============      ============      ============      ============
Class B Shares ............          --       $ 21,259,422      $  4,597,451      $ 72,750,734      $ 42,715,296      $ 35,500,506
                                              ============      ============      ============      ============      ============
Class I Shares ............          --       $ 44,662,491      $138,955,138      $184,708,012      $ 76,144,748              --
                                              ============      ============      ============      ============      ============
SHARES OUTSTANDING:
Class A Shares ............       185,467          653,114        11,805,047        21,090,598        19,160,688         3,032,893
                              ===========     ============      ============      ============      ============      ============
Class B Shares ............          --          2,368,973         2,005,876         6,928,738         4,744,779         3,445,155
                                              ============      ============      ============      ============      ============
Class I Shares ............          --          5,015,112        60,615,314        17,574,999         8,469,061              --
                                              ============      ============      ============      ============      ============
CLASS A SHARES:
Net asset value per share
  of beneficial interest
  outstanding* ............        $10.43           $ 8.92            $ 2.29            $10.51            $ 8.99            $10.30
                              ===========     ============      ============      ============      ============      ============
Maximum sales charge ......          2.00%            4.50%             3.50%             4.50%             4.50%             4.50%
                              ===========     ============      ============      ============      ============      ============

Maximum offering price per
share of beneficial interest
outstanding ...............        $10.64           $ 9.34            $ 2.37            $11.01            $ 9.41            $10.79
                              ===========     ============      ============      ============      ============      ============
CLASS B SHARES:
Net asset value and offering
  price per share of
  beneficial interest
  outstanding* ............          --             $ 8.97            $ 2.29            $10.50            $ 9.00            $10.30
                                              ============      ============      ============      ============      ============
CLASS I SHARES:
Net asset value, offering
  and redemption price per
  share of beneficial
  interest outstanding ....          --             $ 8.91            $ 2.29            $10.51            $ 8.99              --
                                              ============      ============      ============      ============

--------------
 * Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

                                                 See Notes to Financial Statements.

                  FLORIDA
  CALIFORNIA      INSURED      TAX-EXEMPT       BOND &        GROWTH &                                   EMERGING    INTERNATIONAL
  MUNICIPAL      MUNICIPAL        BOND          STOCK          INCOME         GROWTH      NORTHWEST       GROWTH         GROWTH
     FUND           FUND          FUND           FUND           FUND           FUND          FUND          FUND           FUND
--------------  ------------  -------------  ------------  --------------  ------------  ------------  ------------   ------------
 $   (432,588)  $     27,933   $     51,442   $  1,073,876   $         --    $   (995,369) $       --    $       --    $  3,391,053

   (4,094,844)    (2,336,377)    (2,850,460)     9,357,000       45,127,975   112,775,884    54,924,597    14,340,391    (2,644,776)

   (4,331,162)       358,010      9,065,833     44,324,365      318,727,866   216,524,983   168,271,869    22,330,490    24,074,829
  426,628,690     21,237,905    266,606,524    262,475,922    1,036,824,117   524,931,654   199,543,655    84,428,091   178,508,450
 ------------   ------------   ------------   ------------   --------------  ------------  ------------  ------------  ------------
 $417,770,096   $ 19,287,471   $272,873,339   $317,231,163   $1,400,679,958  $853,237,152  $422,740,121  $121,098,972  $203,329,556
 ============   ============   ============   ============   ==============  ============  ============  ============  ============

 $283,928,581   $ 12,014,526   $247,814,376   $241,745,879   $  705,834,794  $240,363,258  $338,979,682  $ 92,129,528  $ 28,618,458
 ============   ============   ============   ============   ==============  ============  ============  ============  ============
 $133,841,515   $  7,272,945   $ 25,058,963   $ 75,485,284   $  233,215,802  $226,506,524  $ 77,658,319  $ 28,969,444  $ 11,101,461
 ============   ============   ============   ============   ==============  ============  ============  ============  ============
         --             --             --             --     $  461,629,362  $386,367,370  $  6,102,120          --    $163,609,637
                                                             ==============  ============  ============                ============

   27,218,303      1,251,398     33,445,528     16,560,447       28,683,889     8,088,987    10,580,908     4,698,599     2,569,442
 ============   ============   ============   ============   ==============  ============  ============  ============  ============
   12,830,497        757,534      3,381,932      5,194,356        9,620,222     8,006,571     2,535,493     1,556,777     1,021,044
 ============   ============   ============   ============   ==============  ============  ============  ============  ============
         --             --             --             --         18,731,108    12,896,139       190,481          --      14,663,379
                                                             ==============  ============  ============                ============

       $10.43         $ 9.60         $ 7.41         $14.60           $24.61        $29.71        $32.04        $19.61       $11.14
 ============   ============   ============   ============   ==============  ============  ============  ============  ============
         4.50%          4.50%          4.50%          5.50%            5.50%         5.50%         5.50%         5.50%         5.50%
 ============   ============   ============   ============   ==============  ============  ============  ============  ============

       $10.92         $10.05         $ 7.76         $15.45           $26.04        $31.44        $33.90        $20.75        $11.79
 ============   ============   ============   ============   ==============  ============  ============  ============  ============

       $10.43         $ 9.60         $ 7.41         $14.53           $24.24        $28.29        $30.63        $18.61        $10.87
 ============   ============   ============   ============   ==============  ============  ============  ============  ============

         --             --             --             --             $24.65        $29.96        $32.04          --          $11.16
                                                             ==============  ============  ============                ============

                                                 See Notes to Financial Statements.

STATEMENTS of OPERATIONS

WM GROUP OF FUNDS

FOR THE YEAR ENDED OCTOBER 31, 1999

                                                                                                                       CALIFORNIA
                                                                 SHORT TERM           U.S.                               INSURED
                                 TARGET           HIGH              HIGH           GOVERNMENT                         INTERMEDIATE
                                MATURITY          YIELD           QUALITY          SECURITIES          INCOME           MUNICIPAL
                               2002 FUND          FUND           BOND FUND            FUND              FUND              FUND
                             --------------  ---------------  ----------------  ----------------  ----------------   ---------------
INVESTMENT INCOME:
Dividends .................   $      --       $    367,454      $       --        $       --        $    100,092      $       --
Foreign withhold ing tax
  on dividend income ......          --               --                --                --                --                --
Interest ..................       130,878        4,497,043         8,004,047        27,685,255        23,014,848         3,360,795
Foreign withholding tax
  on interest income ......          --            (21,065)           (4,379)             --                --                --
                              -----------     ------------      ------------      ------------      ------------      ------------
    Total investment income .     130,878        4,843,432         7,999,668        27,685,255        23,114,940         3,360,795
                              -----------     ------------      ------------      ------------      ------------      ------------
EXPENSES:
Investment advisory fee ...         5,185          277,534           661,858         2,110,308         1,514,494           355,545
Custodian fees ............         1,166            5,366            13,757            50,028            23,884            12,091
Legal and audit fees ......        11,730           21,129            29,283            50,080            43,468            19,558
Amortization of organization
  costs ...................        11,756             --                --                --                --                 677
Registration and filing
  fees ....................        11,558           25,791            25,956            30,263            36,677            14,886
Printing and postage fees .         5,032           38,883           165,507           433,976           414,294            32,601
Other .....................           541            8,165            48,897           134,531            79,340            18,804
Shareholder servicing and
  distribution fees:
  Class A Shares ..........         5,184           22,726           151,449           694,215           551,749            89,640
  Class B Shares ..........          --            107,844            40,631           519,614           391,970           310,196
  Class S Shares ..........          --                164             9,611            30,013            10,199                12
Transfer agent fees:
  Class A Shares ..........         4,035           24,436           121,129           304,619           280,276            14,959
  Class B Shares ..........          --              8,431             9,222            50,259            51,628            12,699
  Class S Shares ..........          --                 48             3,101             8,526             2,590                25
Fees waived and/or expenses
  reimbursed by the
  investment advisor and/or
  distributor .............       (35,909)        (277,534)         (449,313)         (327,909)         (115,406)          (41,952)
                              -----------     ------------      ------------      ------------      ------------      ------------
    Total expenses ........        20,278          262,983           831,088         4,088,523         3,285,163           839,741
Fees reduced by credits
  allowed by the custodian           (986)          (4,113)           (6,634)           (5,002)           (2,046)          (11,464)
                              -----------     ------------      ------------      ------------      ------------      ------------
    Net expenses ..........        19,292          258,870           824,454         4,083,521         3,283,117           828,277
                              -----------     ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME/(LOSS) .    111,586        4,584,562         7,175,214        23,601,734        19,831,823         2,532,518
                              -----------     ------------      ------------      ------------      ------------      ------------
NET REALIZED AND UNREALIZED
  GAIN/ (LOSS) ON INVESTMENTS:
Realized gain/(loss) from:
  Security transactions ...        26,026         (216,835)         (453,292)          195,774           543,055           205,762
  Forward foreign currency
    contracts and foreign
    currency transactions .          --             (2,198)             --                --                --                --
  Futures contracts .......          --               --              63,888          (559,066)             --             (42,108)
                              -----------     ------------      ------------      ------------      ------------      ------------
    Net realized gain/(loss)
      on investment
      transactions ........        26,026         (219,033)         (389,404)         (363,292)          543,055           163,654
                              -----------     ------------      ------------      ------------      ------------      ------------
Change in unrealized
  appreciation/(depreciation)
  of:
  Securities ..............      (186,896)        (423,149)       (2,471,468)      (18,492,115)      (15,134,079)       (3,715,242)
  Forward foreign currency
  contracts ...............          --             (2,451)             --                --                --                --
  Foreign currency, futures
    contracts and other
    assets and liabilities           --                 21           115,309              --                --                --
                              -----------     ------------      ------------      ------------      ------------      ------------
    Net change in unrealized
      appreciation/
      (depreciation) of
      investment
      transactions ........      (186,896)        (425,579)       (2,356,159)      (18,492,115)      (15,134,079)       (3,715,242)
                              -----------     ------------      ------------      ------------      ------------      ------------
Net realized and unrealized
  gain/(loss) on investments     (160,870)        (644,612)       (2,745,563)      (18,855,407)      (14,591,024)       (3,551,588)
                              -----------     ------------      ------------      ------------      ------------      ------------
NET INCREASE/(DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ..............   $   (49,284)    $  3,939,950      $  4,429,651      $  4,746,327      $  5,240,799      $ (1,019,070)
                              ===========     ============      ============      ============      ============      ============

                                                 See Notes to Financial Statements.

                   FLORIDA                                                                                             INTERNATIONA
  CALIFORNIA       INSURED      TAX-EXEMPT       BOND &       GROWTH &                                     EMERGING         L
   MUNICIPAL      MUNICIPAL        BOND          STOCK         INCOME         GROWTH        NORTHWEST       GROWTH        GROWTH
     FUND            FUND          FUND           FUND          FUND           FUND           FUND           FUND          FUND
    -------         -----         -------       -------        -------        -------        -------       -------       -------
 $       --     $       --     $       --     $  5,115,936   $   15,023,890  $  1,268,613  $  2,824,892  $    538,062  $  3,120,675
         --             --             --             --               --         (37,171)         --            --        (393,280)
   23,065,180      1,224,495     18,538,590      8,078,666          839,447     1,177,916       688,715       268,806       495,221
         --             --             --             --              --             --            --            --            --
 ------------   ------------   ------------   ------------   --------------  ------------  ------------  ------------  ------------
   23,065,180      1,224,495     18,538,590     13,194,601       15,863,337     2,409,358     3,513,607       806,868     3,222,616
 ------------   ------------   ------------   ------------   --------------  ------------  ------------  ------------  ------------

    2,098,572        115,533      1,475,712      2,114,106        6,133,736     4,855,072     2,331,602     1,144,150     1,577,276
       37,096          5,108         18,793         54,645           95,597        41,602        24,489        28,909       148,303
       42,839         15,405         47,374         49,618           94,482        59,471        46,621        59,062        66,544
         --             --             --             --              --             --            --            --            --
       11,280         23,089         17,863         30,888           90,966        42,482        24,648        23,467        23,179
      188,848         13,004        178,336        340,763        1,128,192       701,979       519,397       529,525       195,095
       91,811          9,200         78,902         82,720          257,187       153,137        84,293        38,040        36,127

      755,106         35,579        711,695        702,775        1,678,265       508,227       767,330       224,928        77,573
      947,296         74,162        217,483        791,823        1,852,178     1,140,181       641,549       245,784        57,609
           40             12             10            290           84,951        98,085            11        30,780        50,119

      122,285          7,422        131,475        162,566          526,807       320,726       269,519       249,214       110,439
       37,539          3,051         11,245         80,714          318,513       230,262       115,032       109,735        30,227
           40             25             25             25           12,169        12,072             4        11,428        11,631

     (111,899)       (31,428)          --             --           (156,041)   (1,050,546)         --        (198,910)         --
 ------------   ------------   ------------   ------------   --------------  ------------  ------------  ------------  ------------

    4,220,853        270,162      2,888,913      4,410,933       12,117,002     7,112,750     4,824,495     2,496,112     2,384,122

      (34,533)        (4,845)        (4,320)        (6,334)         (15,459)      (13,722)       (5,353)         (736)       (5,095)
 ------------   ------------   ------------   ------------   --------------  ------------  ------------  ------------  ------------

    4,186,320        265,317      2,884,593      4,404,599       12,101,543     7,099,028     4,819,142     2,495,376     2,379,027
 ------------   ------------   ------------   ------------   --------------  ------------  ------------  ------------  ------------

   18,878,860        959,178     15,653,997      8,790,002        3,761,794    (4,689,670)   (1,305,535)   (1,688,508)      843,589
 ------------   ------------   ------------   ------------   --------------  ------------  ------------  ------------  ------------

   (3,354,741)       (14,801)       195,009     12,594,357       55,169,792   157,528,746    64,144,998    20,927,824    16,906,338

         --             --             --             --               --       1,274,110          --            (109)   (3,350,479)
     (730,453)      (167,525)    (1,680,297)          --               --            --            --        (140,948)         --
 ------------   ------------   ------------   ------------   --------------  ------------  ------------  ------------  ------------

   (4,085,194)      (182,326)    (1,485,288)    12,594,357       55,169,792   158,802,856    64,144,998    20,786,767    13,555,859
 ------------   ------------   ------------   ------------   --------------  ------------  ------------  ------------  ------------

  (31,326,763)    (1,726,040)   (24,806,953)     5,658,178      185,462,770   158,771,409    94,783,487    23,844,958    28,731,647
         --             --             --             --               --       1,453,029          --            --       2,024,333

     (182,058)          --         (242,617)          --               --              (9)         --            (196)      (23,965)
 ------------   ------------   ------------   ------------   --------------  ------------  ------------  ------------  ------------

  (31,508,821)    (1,726,040)   (25,049,570)     5,658,178      185,462,770   160,224,429    94,783,487    23,844,762    30,732,015
 ------------   ------------   ------------   ------------   --------------  ------------  ------------  ------------  ------------

  (35,594,015)    (1,908,366)   (26,534,858)    18,252,535      240,632,562   319,027,285   158,928,485    44,631,529    44,287,874
 ------------   ------------   ------------   ------------   --------------  ------------  ------------  ------------  ------------

 $(16,715,155)  $   (949,188)  $(10,880,861)  $ 27,042,537   $  244,394,356  $314,337,615  $157,622,950  $ 42,943,021  $ 45,131,463
 ============   ============   ============   ============   ==============  ============  ============  ============  ============

                                                 See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets

WM GROUP OF FUNDS

FOR THE YEAR ENDED OCTOBER 31, 1999

                                                                                                                       CALIFORNIA
                                                                 SHORT TERM           U.S.                               INSURED
                                 TARGET           HIGH              HIGH           GOVERNMENT                         INTERMEDIATE
                                MATURITY          YIELD           QUALITY          SECURITIES          INCOME           MUNICIPAL
                               2002 FUND          FUND           BOND FUND            FUND              FUND              FUND
                             --------------  ---------------  ----------------  ----------------  ----------------   ---------------
Net investment income/(loss)  $   111,586     $  4,584,562      $  7,175,214      $ 23,601,734      $ 19,831,823      $  2,532,518
Net realized gain/(loss) on
  investment transactions .        26,026         (219,033)         (389,404)         (363,292)          543,055           163,654
Net change in unrealized
  appreciation/(depreciation)
  of investment transactions     (186,896)        (425,579)       (2,356,159)      (18,492,115)      (15,134,079)       (3,715,242)
                              -----------     ------------      ------------      ------------      ------------      ------------
Net increase/(decrease) in
  net assets resulting from
  operations ..............       (49,284)       3,939,950         4,429,651         4,746,327         5,240,799        (1,019,070)
Distributions to shareholders
  from:
  Net investment income:
    Class A Shares ........      (158,581)        (953,604)       (3,192,387)      (15,781,217)      (15,130,951)       (1,542,848)
    Class B Shares ........          --         (1,025,321)         (179,144)       (2,500,924)       (2,350,704)         (998,452)
    Class S Shares ........          --             (1,605)          (41,351)         (145,020)          (58,122)              (34)
    Class I Shares ........          --         (2,604,114)       (3,800,419)       (4,534,753)       (2,290,516)              (33)
  Distributions in excess of
   net investment income:
    Class A Shares ........          --               --                --            (143,587)             --                --
    Class B Shares ........          --               --                --             (22,755)             --                --
    Class S Shares ........          --               --                --              (1,319)             --                --
    Class I Shares ........          --               --                --             (41,260)             --                --
  Net realized gains on
    investments:
    Class A Shares ........       (40,651)         (70,737)             --                --                --            (551,842)
    Class B Shares ........          --            (24,411)             --                --                --            (380,181)
    Class S Shares ........          --               (126)             --                --                --                 (26)
    Class I Shares ........          --            (19,594)             --                --                --                 (17)
Net increase/(decrease) in
  net assets from Fund share
  transactions:
    Class A Shares ........      (202,315)      (5,334,713)       (4,480,357)      (31,267,391)      (30,452,925)       (3,869,985)
    Class B Shares ........          --         18,703,424         1,125,254        46,467,913        10,384,366        13,625,253
    Class S Shares ........          --            (25,952)         (911,044)       (6,157,509)       (1,597,339)           (1,171)
    Class I Shares ........          --         44,142,123       138,773,018       148,054,667        70,649,258            (1,133)
                              -----------     ------------      ------------      ------------      ------------      ------------
Net increase/(decrease) in
  net assets ..............      (450,831)      56,725,320       131,723,221       138,673,172        34,393,866         5,260,461
NET ASSETS:
Beginning of year .........     2,385,244       15,023,691        38,888,008       340,377,163       256,683,490        61,492,613
                              -----------     ------------      ------------      ------------      ------------      ------------
End of year ...............   $ 1,934,413     $ 71,749,011      $170,611,229      $479,050,335      $291,077,356      $ 66,753,074
                              ===========     ============      ============      ============      ============      ============
Undistributed net investment
  income/(accumilated net
  investment loss/
  distributions in excess of
  net investment income)
  at end of year ..........   $    99,888     $      9,408      $     49,071      $     --          $     54,991      $        174
                              ===========     ============      ============      ============      ============      ============
                                                 See Notes to Financial Statements.

                   FLORIDA                                                                                             INTERNATIONA
  CALIFORNIA       INSURED      TAX-EXEMPT       BOND &       GROWTH &                                     EMERGING         L
   MUNICIPAL      MUNICIPAL        BOND          STOCK         INCOME         GROWTH        NORTHWEST       GROWTH        GROWTH
     FUND            FUND          FUND           FUND          FUND           FUND           FUND           FUND          FUND
    -------         -----         -------       -------        -------        -------        -------       -------       -------
 $ 18,878,860   $    959,178   $ 15,653,997   $  8,790,002   $    3,761,794  $ (4,689,670) $ (1,305,535) $ (1,688,508) $    843,589

   (4,085,194)      (182,326)    (1,485,288)    12,594,357       55,169,792   158,802,856    64,144,998    20,786,767    13,555,859

  (31,508,821)    (1,726,040)   (25,049,570)     5,658,178      185,462,770   160,224,429    94,783,487    23,844,762    30,732,015
 ------------   ------------   ------------   ------------   --------------  ------------  ------------  ------------  ------------
  (16,715,155)      (949,188)   (10,880,861)    27,042,537      244,394,356   314,337,615   157,622,950    42,943,021    45,131,463

  (15,504,606)      (672,564)   (14,755,966)    (7,559,965)      (2,602,496)         --            --            --        (910,893)
   (3,858,984)      (289,752)      (956,931)    (1,559,681)            --            --            --            --        (103,845)
         (157)           (24)           (17)          (644)            --            --            --            --        (224,002)
          (40)           (42)           (45)          --         (1,790,653)         --            --            --      (3,219,638)

       --               --             --             --               --            --            --            --            --
       --               --             --             --               --            --            --            --            --
       --               --             --             --               --            --            --            --            --
       --               --             --             --               --            --            --            --            --

   (1,424,459)          --             --         (803,912)        (121,462)  (10,715,680)         --     (14,838,773)     (372,771)
     (278,985)          --             --         (208,365)            --      (4,454,756)         --      (3,867,191)      (45,270)
          (36)          --             --             (108)            --      (1,204,673)         --        (743,226)      (95,194)
           (6)          --             --             --            (54,140)  (12,516,104)         --      (4,308,281)   (1,275,498)

   23,495,259     (2,585,525)   (28,830,750)   (70,804,319)      30,439,066     8,149,895   (35,387,914)    9,931,687    (9,815,055)
   94,783,391      1,916,021      9,791,011     (2,071,336)      83,250,940   133,358,773     4,440,907    (7,912,489)    6,184,898
       (6,066)          (495)        (1,317)       (31,483)     (10,388,888)   (5,835,817)         --      (1,239,975)   (8,285,762)
       (1,139)        (1,130)        (1,087)          --        240,602,040   156,967,682     5,831,437   (25,943,679)   36,683,497
 ------------   ------------   ------------   ------------   --------------  ------------  ------------  ------------  ------------
   80,489,017     (2,582,699)   (45,635,963)   (55,997,276)     583,728,763   578,086,935   132,507,380    (5,978,906)   63,651,930

  337,281,079     21,870,170    318,509,302    373,228,439      816,951,195   275,150,217   290,232,741   127,077,878   139,677,626
 ------------   ------------   ------------   ------------   --------------  ------------  ------------  ------------  ------------
 $417,770,096   $ 19,287,471   $272,873,339   $317,231,163   $1,400,679,958  $853,237,152  $422,740,121  $121,098,972  $203,329,556
 ============   ============   ============   ============   ==============  ============  ============  ============  ============

 $   (432,588)  $     27,933   $     51,442   $  1,073,876   $         --    $   (995,369) $       --    $       --    $  3,391,053
 ============   ============   ============   ============   ==============  ============  ============  ============  ============

                                                 See Notes to Financial Statements.

WM GROUP OF FUNDS

FOR THE YEAR ENDED OCTOBER 31, 1998

                                                                                                                       CALIFORNIA
                                                                 SHORT TERM           U.S.                               INSURED
                                 TARGET           HIGH              HIGH           GOVERNMENT                         INTERMEDIATE
                                MATURITY          YIELD           QUALITY          SECURITIES          INCOME           MUNICIPAL
                               2002 FUND          FUND           BOND FUND            FUND              FUND              FUND
                             --------------  ---------------  ----------------  ----------------  ----------------   ---------------
Net investment income/(loss)  $    48,894     $    598,305      $    726,414      $ 14,812,357      $ 11,867,176      $    835,876
Net realized gain/(loss) on
  investment transactions .        32,506          107,884            46,436         4,998,746         6,461,709           248,796
Net change in unrealized
  appreciation/(depreciation)
  of investment transactions       89,659       (1,668,153)          380,029         6,541,683         9,512,086           888,856
                              -----------     ------------      ------------      ------------      ------------      ------------
Net increase/(decrease) in
  net assets resulting from
  operations ..............       171,059         (961,964)        1,152,879        26,352,786        27,840,971         1,973,528
Distributions to shareholders
  from:
  Net investment income:
    Class A Shares ........          --           (499,993)         (609,802)      (11,608,371)      (10,237,430)         (563,810)
    Class B Shares ........          --            (57,889)          (53,647)         (762,576)       (1,294,669)         (272,587)
    Class S Shares ........          --               (473)          (11,951)         (200,327)          (63,170)              (22)
    Class I Shares ........          --            (26,018)          (32,624)       (2,016,083)         (271,907)              (18)
  Distributions in excess of
    net investment income:
    Class A Shares ........          --            (11,898)             --                --                --                --
    Class B Shares ........          --             (1,434)             --                --                --                --
    Class S Shares ........          --                (11)             --                --                --                --
    Class I Shares ........          --               (538)             --                --                --                --
  Net realized gains on
    investments:
    Class A Shares ........          --               --                --                --                --                --
    Class B Shares ........          --               --                --                --                --                --
    Class S Shares ........          --               --                --                --                --                --
    Class I Shares ........          --               --                --                --                --                --
  Capital:
    Class A Shares ........          --               --                --                --                --                --
    Class B Shares ........          --               --                --                --                --                --
Net increase/(decrease) in
  net assets from Fund share
  transactions:
    Class A Shares ........      (321,663)      12,128,281        (3,182,556)      150,896,689       121,902,271        (1,916,283)
    Class B Shares ........          --          3,034,079           249,247        24,695,898        23,027,651         1,857,862
    Class S Shares ........          --             25,952           (97,582)        5,098,895         1,458,569                22
    Class I Shares ........          --          1,395,597        (1,488,732)       37,514,925         6,765,814                18
                              -----------     ------------      ------------      ------------      ------------      ------------
Net increase/(decrease) in
  net assets ..............      (150,604)      15,023,691        (4,074,768)      229,971,836       169,128,100         1,078,710
NET ASSETS:
Beginning of period .......     2,535,848             --          42,962,776       110,405,327        87,555,390        60,413,903
                              -----------     ------------      ------------      ------------      ------------      ------------
End of period .............   $ 2,385,244     $ 15,023,691      $ 38,888,008      $340,377,163      $256,683,490      $ 61,492,613
                              ===========     ============      ============      ============      ============      ============
Undistributed net investment
  income/(accumulated net
  investment loss/
  distributions in excess of
  net investment income) at
  end of period ...........   $   135,040     $     (6,925)     $     47,920      $   (467,853)     $    (16,407)     $     14,596
                              ===========     ============      ============      ============      ============      ============

--------------
  * The High Yield Fund commenced operations on April 8, 1998.
(a) Fiscal year end changed to October 31 from June 30. The amounts reported are for the period July 1, 1998 through October 31,
    1998.
(b) Fiscal year end changed to October 31 from December 31. The amounts reported are for the period January 1, 1998 through October
    31, 1998.

                                                 See Notes to Financial Statements.

                   FLORIDA                                                                                             INTERNATIONA
  CALIFORNIA       INSURED      TAX-EXEMPT       BOND &       GROWTH &                                     EMERGING         L
   MUNICIPAL      MUNICIPAL        BOND          STOCK         INCOME         GROWTH        NORTHWEST       GROWTH        GROWTH
     FUND            FUND          FUND           FUND          FUND           FUND           FUND           FUND          FUND
    -------         -----         -------       -------        -------        -------        -------       -------       -------

 $  5,312,537   $    331,990   $ 12,382,951   $ 11,129,718   $    2,881,849  $ (1,062,629) $   (686,962) $   (731,032) $    (96,155)
    1,118,256        108,099      2,762,769     16,284,537       13,620,241      (548,823)   15,687,952      (693,245)  (14,189,103)
    2,680,980        190,205     14,926,609    (16,486,272)      46,786,931   (10,235,023)  (33,975,835)  (28,829,618)   (7,200,561)
 ------------   ------------   ------------   ------------   --------------  ------------  ------------  ------------  ------------

    9,111,773        630,294     30,072,329     10,927,983       63,289,021   (11,846,475)  (18,974,845)  (30,253,895)  (21,485,819)
   (4,707,679)      (258,634)   (11,894,595)    (9,469,674)      (1,675,441)         --            --            --            --
     (562,047)       (72,319)      (488,280)    (1,454,890)          (6,863)         --            --            --            --
         (100)           (24)           (37)          (899)            --            --            --            --            --
          (22)           (20)           (39)          --           (599,129)         --            --            --            --
         --             --             --             --               --            --            --            --            --
         --             --             --             --               --            --            --            --            --
         --             --             --             --               --            --            --            --            --
         --             --             --             --               --            --            --            --            --
         --             --             --      (44,700,817)     (35,349,722)         --     (48,525,837)         --            --
         --             --             --       (8,011,754)      (6,489,532)         --      (8,244,288)         --            --
         --             --             --             --               --            --            --            --            --
         --             --             --             --               --            --            --            --            --
         --             --             --             --               --            --        (403,517)         --            --
         --             --             --             --               --            --         (73,872)         --            --

   (6,121,441)      (949,005)    96,159,954     35,961,096      204,140,230    (3,032,635)   50,296,608   (10,392,036)   (3,249,877)
   14,687,124        904,259      8,527,127     36,372,086       65,990,211     2,756,641    19,623,808    (1,508,977)     (105,427)
         (505)            24          1,303         31,557       10,374,502      (938,866)         --      (1,254,006)     (851,874)
           22             20          1,075           --        167,355,560     8,657,383          --     (16,400,862)    4,675,514
 ------------   ------------   ------------   ------------   --------------  ------------  ------------  ------------  ------------
   12,407,125        254,595    122,378,837     19,654,688      467,028,837    (4,403,952)   (6,301,943)  (59,809,776)  (21,017,483)

  324,873,954     21,615,575    196,130,465    353,573,751      349,922,358   279,554,169   296,534,684   186,887,654   160,695,109
 ------------   ------------   ------------   ------------   --------------  ------------  ------------  ------------  ------------
 $337,281,079   $ 21,870,170   $318,509,302   $373,228,439   $  816,951,195  $275,150,217  $290,232,741  $127,077,878  $139,677,626
 ============   ============   ============   ============   ==============  ============  ============  ============  ============

 $     32,263   $     16,934   $     79,147   $  1,396,366   $      626,908  $     (2,454) $       --    $     (7,953) $  6,019,163
 ============   ============   ============   ============   ==============  ============  ============  ============  ============

                                                 See Notes to Financial Statements.

WM GROUP OF FUNDS

FOR THE YEAR ENDED JUNE 30, 1998

                                                                                                                        SHORT TERM
                                                                                                            TARGET          HIGH
                                                                                                            MATURITY       QUALITY
                                                                                                           2002 FUND     BOND FUND
                                                                                                         -------------  ------------
Net investment income/(loss) .......................................................................     $    148,042  $  1,632,211
Net realized gain/(loss) on investment transactions ................................................           22,489      (214,600)
Net unrealized appreciation/(depreciation) of investment transactions ..............................           79,878        72,112
                                                                                                         ------------  ------------

Net increase/(decrease) in net assets resulting from operations ....................................          250,409     1,489,723
Distributions to shareholders from:
 Net investment income:
  Class A Shares ...................................................................................         (170,981)   (1,197,547)
  Class B Shares ...................................................................................             --        (145,841)
  Class S Shares ...................................................................................             --         (29,081)
  Class I Shares ...................................................................................             --        (171,711)
 Distributions in excess of net investment income:
  Class A Shares ...................................................................................             --            --
  Class B Shares ...................................................................................             --            --
  Class S Shares ...................................................................................             --            --
  Class I Shares ...................................................................................             --            --
 Net realized gains on investments:
  Class A Shares ...................................................................................          (26,467)         --
  Class B Shares ...................................................................................             --            --
  Class S Shares ...................................................................................             --            --
  Class I Shares ...................................................................................             --            --
 Capital:
  Class A Shares ...................................................................................             --         (31,166)
  Class B Shares ...................................................................................             --          (3,795)
  Class S Shares ...................................................................................             --            (757)
  Class I Shares ...................................................................................             --          (4,469)
Net increase/(decrease) in net assets from Fund share transactions:
  Class A Shares ...................................................................................         (332,981)   21,970,831
  Class B Shares ...................................................................................             --         460,337
  Class S Shares ...................................................................................             --          51,136
  Class I Shares ...................................................................................             --         345,142
                                                                                                         ------------  ------------
Net increase/(decrease) in net assets ..............................................................         (280,020)   22,732,802

NET ASSETS:
Beginning of year ..................................................................................        2,815,868    20,229,974
                                                                                                         ------------  ------------
End of year ........................................................................................     $  2,535,848  $ 42,962,776
                                                                                                         ============  ============
Undistributed net investment income/(accumulated net investment loss/ distributions in excess of net
  investment income) at end of year ................................................................     $     82,227  $       (650)
                                                                                                         ============  ============

         CALIFORNIA
          INSURED                                 FLORIDA
        INTERMEDIATE         CALIFORNIA           INSURED                              EMERGING         INTERNATIONAL
         MUNICIPAL            MUNICIPAL          MUNICIPAL           GROWTH             GROWTH             GROWTH
            FUND                FUND               FUND               FUND               FUND               FUND
        -------------       ------------      -------------       ------------       ------------       ------------
         $  2,670,734      $  17,231,177       $  1,156,596      $  (2,552,797)     $  (2,822,592)        $  924,661
              883,975          8,843,806            484,348         58,434,054         79,122,078         10,921,112
              184,266          3,864,365            620,889         33,501,266        (45,805,742)       (21,911,580)
        -------------       ------------      -------------       ------------       ------------       ------------

            3,738,975         29,939,348          2,261,833         89,382,523         30,493,744        (10,065,807)

           (1,873,113)       (16,032,716)          (954,335)             --                 --            (1,975,295)
             (797,504)        (1,238,105)          (204,787)             --                 --              (178,840)
                  (64)              (548)              (442)             --                 --              (317,435)
                  (53)               (50)               (53)             --                 --            (4,405,354)

                  (57)            (9,986)             --                 --                 --              (123,824)
                  (24)              (771)             --                 --                 --               (11,211)
                --                 --                 --                 --                 --               (19,899)
                --                 --                 --                 --                 --              (276,154)

             (403,151)           (23,641)             --            (8,274,234)        (8,507,941)        (1,992,183)
             (200,864)            (1,826)             --            (2,485,038)        (1,627,499)          (212,435)
                  (16)             --                 --            (1,125,281)          (372,058)          (403,997)
                  (10)             --                 --           (10,259,464)        (2,639,418)        (4,204,998)

                --                 --                 --                 --                 --                 --
                --                 --                 --                 --                 --                 --
                --                 --                 --                 --                 --                 --
                --                 --                 --                 --                 --                 --

           (6,761,633)       (39,569,128)        (7,117,017)       (24,983,912)       (59,785,251)       (14,343,542)
              559,381          8,332,257           (200,018)           656,439         (2,364,589)           108,509
                   80                329            (28,294)        (3,717,859)        (2,844,853)          (905,239)
                   63                 61                 53        (42,247,133)       (20,847,090)        29,866,956
        -------------       ------------      -------------       ------------       ------------       ------------
           (5,737,990)       (18,604,776)        (6,243,060)        (3,053,959)       (68,494,955)        (9,460,748)

           66,151,893        343,478,730         27,858,635        282,608,128        255,382,609        170,155,857
        -------------       ------------      -------------       ------------       ------------       ------------
        $  60,413,903       $324,873,954      $  21,615,575       $279,554,169       $186,887,654       $160,695,109
        =============       ============      =============       ============       ============       ============

            $  15,157          $  (6,864)         $  13,135         $  (12,382)        $  161,566       $  3,597,176
        =============       ============      =============       ============       ============       ============

                                                 See Notes to Financial Statements.

WM GROUP OF FUNDS

FOR THE YEAR ENDED DECEMBER 31, 1997

                                                     U.S.
                                                  GOVERNMENT                           TAX-EXEMPT
                                                   SECURITIES          INCOME             BOND
                                                      FUND              FUND              FUND
                                                  ------------      ------------       ------------
Net investment income ......................      $  7,263,894      $  5,669,177       $  9,648,920
Net realized gain/(loss) on investment
  transactions .............................          (493,856)        1,059,244          2,286,826
Net unrealized appreciation of investments,
  forward foreign currency contracts,
  foreign currency, futures contracts and
  other assets and liabilities during the
  year .....................................         4,371,425         1,919,907          4,270,931
                                                  ------------      ------------       ------------

Net increase in net assets resulting from
operations .................................        11,141,463         8,648,328         16,206,677
Distributions to shareholders from:
  Net investment income:
    Class A Shares .........................        (7,110,859)       (5,227,656)        (9,381,180)
    Class B Shares .........................          (153,035)         (441,521)          (267,740)
  Net realized gains on investments:
    Class A Shares .........................             --                --              (283,504)
    Class B Shares .........................             --                --               (11,875)
Net increase/(decrease) in net assets from Fund share transactions:
    Class A Shares .........................       (34,875,593)      (11,496,316)       (21,611,179)
    Class B Shares .........................           281,357         2,293,277          2,607,483
                                                  ------------      ------------       ------------
Net decrease in net assets .................       (30,716,667)       (6,223,888)       (12,741,318)

NET ASSETS:
Beginning of year ..........................       141,121,994        93,779,278        208,871,783
                                                  ------------      ------------       ------------
End of year ................................      $110,405,327       $87,555,390       $196,130,465
                                                  ============       ===========       ============

                                                 See Notes to Financial Statements.

Main Head Format

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY

WM GROUP OF FUNDS

                                                  TARGET MATURITY 2002 FUND                              HIGH YIELD FUND
                                      ----------------------------------------------------      ---------------------------------
                                          YEAR ENDED        PERIOD ENDED        YEAR ENDED         YEAR ENDED        PERIOD ENDED
                                           10/31/99          10/31/98(a)         06/30/98           10/31/99          10/31/98(b)
                                         ------------       ------------       ------------       ------------       ------------
AMOUNT
 CLASS A:
  Sold ..............................    $     30,679       $     13,000       $     34,948       $ 24,114,009       $ 11,803,472
  Issued as reinvestment of dividends         199,232               --              196,535            678,585            462,184
  Redemption in-kind (Note 12) ......            --                 --                 --          (18,189,328)              --
  Redeemed ..........................        (432,226)          (334,663)          (564,464)       (11,937,979)          (137,375)
                                         ------------       ------------       ------------       ------------       ------------
  Net increase/(decrease) ...........    $   (202,315)      $   (321,663)      $   (332,981)      $ (5,334,713)      $ 12,128,281
                                         ============       ============       ============       ============       ============
 CLASS B:
  Sold ..............................            --                 --                 --         $ 19,815,931       $  3,075,214
  Converted from Class S shares of
    Fund ............................            --                 --                 --               23,493               --
  Issued as reinvestment of dividends            --                 --                 --              538,148             22,719
  Redeemed ..........................            --                 --                 --           (1,674,148)           (63,854)
                                                                                                  ------------       ------------
  Net increase ......................            --                 --                 --         $ 18,703,424       $  3,034,079
                                                                                                  ============       ============
 CLASS S:
  Sold ..............................            --                 --                 --         $      6,781       $     25,593
  Issued as reinvestment of dividends            --                 --                 --                1,585                359
  Converted to Class B shares of Fund            --                 --                 --              (23,493)              --
  Redeemed ..........................            --                 --                 --              (10,825)              --
                                                                                                  ------------       ------------
  Net increase/(decrease) ...........            --                 --                 --         $    (25,952)      $     25,952
                                                                                                  ============       ============
 CLASS I:
  Sold ..............................            --                 --                 --         $ 41,671,290       $  1,380,336
  Contribution in-kind (Note 12) ....            --                 --                 --           18,189,328               --
  Issued as
reinvestment of dividends ...........            --                 --                 --            2,625,806             26,556
  Redeemed ..........................            --                 --                 --          (18,344,301)           (11,295)
                                                                                                  ------------       ------------
  Net increase ......................            --                 --                 --         $ 44,142,123       $  1,395,597
                                                                                                  ============       ============
SHARES
 CLASS A:
  Sold ..............................           2,909              1,167              3,257          2,642,096          1,197,921
  Issued as reinvestment of dividends          18,778               --               18,789             75,101             42,998
  Redemption in-kind (Note 12) ......            --                 --                 --           (1,957,947)              --
  Redeemed ..........................         (40,869)           (29,926)           (52,004)        (1,332,436)           (14,619)
                                         ------------       ------------       ------------       ------------       ------------
  Net increase/(decrease) ...........         (19,182)           (28,759)           (29,958)          (573,186)         1,226,300
                                         ============       ============       ============       ============       ============
 CLASS B:
  Sold ..............................            --                 --                 --            2,173,216            322,674
  Converted from Class S shares of
    Fund ............................            --                 --                 --                2,510               --
  Issued as reinvestment of dividends            --                 --                 --               59,109              2,484
  Redeemed ..........................            --                 --                 --             (183,937)            (7,083)
                                                                                                  ------------       ------------
  Net increase ......................            --                 --                 --            2,050,898            318,075
                                                                                                  ============       ============
 CLASS S:
  Sold ..............................            --                 --                 --                  729              2,650
  Issued as reinvestment of dividends            --                 --                 --                  173                 54
  Converted to
    Class B shares of Fund ..........            --                 --                 --               (2,510)              --
  Redeemed ..........................            --                 --                 --               (1,096)              --
                                                                                                  ------------       ------------
  Net increase/(decrease) ...........            --                 --                 --               (2,704)             2,704
                                                                                                  ============       ============
 CLASS I:
  Sold ..............................            --                 --                 --            4,622,366            146,137
  Contribution in-kind (Note 12) ....            --                 --                 --            1,962,171               --
  Issued as reinvestment of dividends            --                 --                 --              289,914              2,971
  Redeemed ..........................            --                 --                 --           (2,007,198)            (1,249)
                                                                                                  ------------       ------------
  Net increase ......................            --                 --                 --            4,867,253            147,859
                                                                                                  ============       ============
----------------
(a) Fiscal year end changed to October 31 from June 30. The amounts reported are for the period July 1, 1998 through October 31,
    1998.
(b) The High Yield Fund commenced operations on April 8, 1998.

                                                 See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY

WM GROUP OF FUNDS

                                                                                         SHORT TERM HIGH QUALITY BOND FUND
                                                                               ---------------------------------------------------
                                                                                YEAR ENDED        PERIOD ENDED        YEAR ENDED
                                                                                 10/31/99          10/31/98(a)         06/30/98
                                                                               ------------       ------------       ------------
AMOUNT
 CLASS A:
  Sold ....................................................................    $ 27,192,755       $    394,104       $ 39,093,511
  Issued in exchange for Class A shares of Sierra Trust Short-Term Global
    Government Fund .......................................................            --                 --           33,873,483
  Issued in exchange for Class A shares of Griffin Short-Term Bond Fund ...      91,614,250               --                 --
  Issued as reinvestment of dividends .....................................       2,500,289            421,928            799,463
  Redemption in-kind (Note 12) ............................................     (75,284,631)              --                 --
  Redeemed ................................................................     (50,503,020)        (3,998,588)       (51,795,626)
                                                                               ------------       ------------       ------------
  Net increase/(decrease) .................................................    $ (4,480,357)      $ (3,182,556)      $ 21,970,831
                                                                               ============       ============       ============
 CLASS B:
  Sold ....................................................................    $  1,720,335       $    574,367       $    348,662
  Converted from Class S shares of Fund ...................................       1,258,939               --                 --
  Issued in exchange for Class B shares of Sierra Trust Short-Term Global
    Government Fund .......................................................            --                 --            1,149,624
  Issued in exchange for Class B shares of Griffin Short-Term Bond Fund ...         419,976               --                 --
  Issued as reinvestment of dividends .....................................         140,363             39,967            110,925
  Redeemed ................................................................      (2,414,359)          (365,087)        (1,148,874)
                                                                               ------------       ------------       ------------
  Net increase ............................................................    $  1,125,254       $    249,247       $    460,337
                                                                               ============       ============       ============
 CLASS S:
  Sold ....................................................................    $    983,060       $        200       $     27,837
  Issued in exchange for Class S shares of Sierra Trust Short-Term Global
    Government Fund .......................................................            --                 --              568,432
  Issued as reinvestment of dividends .....................................          31,859              8,328             21,221
  Converted to Class B shares of Fund .....................................      (1,258,939)              --                 --
  Redeemed ................................................................        (667,024)          (106,110)          (566,354)
                                                                               ------------       ------------       ------------
  Net increase/(decrease) .................................................    $   (911,044)      $    (97,582)      $     51,136
                                                                               ============       ============       ============
 CLASS I:
  Sold ....................................................................    $ 73,030,498       $    508,910       $    131,968
  Contribution in-kind (Note 12) ..........................................      75,284,631               --                 --
  Issued in exchange for Class I shares of Sierra Trust Short-Term Global
    Government Fund .......................................................            --                 --            1,470,065
  Issued as reinvestment of dividends .....................................       3,705,635               --                 --
  Redeemed ................................................................     (13,247,746)        (1,997,642)        (1,256,891)
                                                                               ------------       ------------       ------------
  Net increase/(decrease) .................................................    $138,773,018       $ (1,488,732)      $    345,142
                                                                               ============       ============       ============
SHARES

 CLASS A:
  Sold ....................................................................      11,722,723            167,245         16,747,592
  Issued in exchange for Class A shares of Sierra Trust Short-Term Global
    Government Fund .......................................................            --                 --           14,537,976
  Issued in exchange for Class A shares of Griffin Short-Term Bond Fund ...      39,480,745               --                 --
  Issued as reinvestment of dividends .....................................       1,079,642            180,152            363,171
  Redemption in-kind (Note 12) ............................................     (32,590,750)              --                 --
  Redeemed ................................................................     (21,824,751)        (1,710,460)       (22,246,314)
                                                                               ------------       ------------       ------------
  Net increase/(decrease) .................................................      (2,132,391)        (1,363,063)         9,402,425
                                                                               ============       ============       ============
 CLASS B:
  Sold ....................................................................         667,980            245,069            151,031
  Converted from Class S shares of Fund ...................................         544,995               --                 --
  Issued in exchange for Class B shares of Sierra Trust Short-Term Global
    Government Fund .......................................................            --                 --              493,401
  Issued in exchange for Class B shares of Griffin Short-Term Bond Fund ...         180,972               --                 --
  Issued as reinvestment of dividends .....................................          60,706             17,061             47,771
  Redeemed ................................................................      (1,043,437)          (156,010)          (494,001)
                                                                               ------------       ------------       ------------
  Net increase ............................................................         411,216            106,120            198,202
                                                                               ============       ============       ============
 CLASS S:
  Sold ....................................................................         420,173                 85             12,088
  Issued in exchange for Class S shares of Sierra Trust Short-Term Global
    Government Fund .......................................................            --                 --              243,962
  Issued as reinvestment of dividends .....................................          13,694              3,556              9,129
  Converted to Class B shares of Fund .....................................        (544,995)              --                 --
  Redeemed ................................................................        (212,999)           (45,552)          (243,870)
                                                                               ------------       ------------       ------------
  Net increase/(decrease) .................................................        (324,127)           (41,911)            21,309
                                                                               ============       ============       ============
 CLASS I:
  Sold ....................................................................      31,460,394            216,632             59,563
  Contribution in-kind (Note 12) ..........................................      32,590,750               --                 --
  Issued in exchange for Class I shares of Sierra Trust Short-Term Global
    Government Fund .......................................................            --                 --              630,929
  Issued as reinvestment of dividends .....................................       1,608,705               --                 --
  Redeemed ................................................................      (5,739,003)          (857,694)          (540,840)
                                                                               ------------       ------------       ------------
  Net increase/(decrease) .................................................      59,920,846           (641,062)           149,652
                                                                               ============       ============       ============
----------------
(a) Fiscal year end changed to October 31 from June 30. The amounts reported are for the period July 1, 1998 through October 31,
    1998.

                                                 See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY

WM GROUP OF FUNDS

                                    U.S. GOVERNMENT SECURITIES FUND(a)                          INCOME FUND(b)
                             ------------------------------------------------     ------------------------------------------------
                               YEAR ENDED      PERIOD ENDED      YEAR ENDED        YEAR ENDED       PERIOD ENDED      YEAR ENDED
                                10/31/99        10/31/98(c)       12/31/97          10/31/99        10/31/98(c)        12/31/97
                              -----------     ------------      ------------      ------------      ------------      ------------
AMOUNT
 CLASS A:
  Sold ....................   $53,790,954     $ 10,226,965      $  4,447,940      $ 31,599,173      $ 26,781,674      $ 11,286,277
  Issued in exchange for Class
    A shares of Sierra Trust
    U.S. Government Fund ..          --        199,804,185              --                --                --                --
  Issued in exchange for Class
    A shares of Sierra Trust
    Corporate Fund ........          --               --                --                --         142,588,808              --
  Issued in exchange for Class
    A shares of Griffin U.S.
    Government Income Fund    100,567,406             --                --                --                --                --
  Issued in exchange for Class
    A shares of Griffin Bond
      Fund ................          --               --                --          88,322,084              --                --
  Issued as reinvestment of
    dividends .............    11,105,283        7,762,789         5,145,658        10,268,480         6,336,890         3,823,083
  Redemption in-kind (Note 12)(89,139,223)            --                --         (50,387,989)             --                --
  Redeemed ................   (107,591,811)    (66,897,250)      (44,469,191)     (110,254,673)      (53,805,101)      (26,605,676)
                              -----------     ------------      ------------      ------------      ------------      ------------
  Net increase/(decrease) .   $(31,267,391)   $150,896,689      $(34,875,593)     $(30,452,925)     $121,902,271      $(11,496,316)
                              ============    ============      ============      ============      ============      ============
 CLASS B:
  Sold ....................   $55,627,638     $ 11,302,827      $    864,913      $ 19,545,920      $ 11,883,309      $  4,354,889
  Converted from Class S
    shares of Fund ........    (3,829,707)            --                --           1,322,036              --                --
  Issued in exchange for Class
    B shares of Sierra Trust
    U.S. Government Fund ..          --         17,545,619              --                --                --                --
  Issued in exchange for Class
    B shares of Sierra Trust
    Corporate Fund ........          --               --                --                --          17,326,196              --
  Issued in exchange for Class
    B shares of Griffin U.S.
    Government Income Fund      5,798,109             --                --                --                --                --
  Issued in exchange for Class
    B shares of Griffin Bond
    Fund ..................          --               --                --             573,322              --                --
  Issued as reinvestment of
    dividends .............     2,005,674          529,390           123,880         1,576,240           848,522           374,440
  Redeemed ................   (13,133,801)      (4,681,938)         (707,436)      (12,633,152)       (7,030,376)       (2,436,052)
                              -----------     ------------      ------------      ------------      ------------      ------------
  Net increase ............   $46,467,913     $ 24,695,898      $    281,357      $ 10,384,366      $ 23,027,651      $  2,293,277
                              ============    ============      ============      ============      ============      ============
 CLASS S:
  Sold ....................   $    77,730     $     97,657              --        $     38,409      $     64,835              --
  Issued in exchange for Class
    S shares of Sierra Trust
    U.S. Government Fund ..          --          7,569,635              --                --                --                --
  Issued in exchange for Class
    S shares of Sierra Trust
    Corporate Fund ........          --               --                --                --           1,686,388              --
  Issued as reinvestment of
    dividends .............       128,626          187,818              --              45,668            51,094              --
  Converted to Class B shares
    of Fund ...............    (3,829,707)            --                --          (1,322,036)             --                --
  Redeemed ................    (2,534,158)      (2,756,215)             --            (359,380)         (343,748)             --
                              -----------     ------------                        ------------      ------------
  Net increase/(decrease) .   $(6,157,509)    $  5,098,895              --        $ (1,597,339)     $  1,458,569              --
                              ============    ============                        ============      ============
 CLASS I:
  Sold ....................   $83,493,525     $  1,897,904              --        $ 23,668,029      $  1,682,081              --
  Contribution in-kind
    (Note 12) .............    89,139,223             --                --          50,387,989              --                --
  Issued in exchange for Class
    I shares of Sierra Trust
    U.S. Government Fund ..          --         77,055,299              --                --                --                --
  Issued in exchange for Class
    I shares of Sierra Trust
    Corporate Fund ........          --               --                --                --           6,001,602              --
  Issued as reinvestment of
    dividends .............     4,456,402             --                --           2,301,452              --                --
  Redeemed ................   (29,034,483)     (41,438,278)             --          (5,708,212)         (917,869)             --
                              -----------     ------------                        ------------      ------------
  Net increase ............   $148,054,667    $ 37,514,925              --        $ 70,649,258      $  6,765,814              --
                              ============    ============                        ============      ============
----------------
(a) Formerly Composite U.S. Government Securities, Inc. On March 23, 1998 shares were issued in exchange for the Sierra Trust U.S.
    Government Fund.
(b) Formerly Composite Income Fund, Inc. On March 23, 1998 shares were issued in exchange for the Sierra Trust Corporate Fund.
(c) Fiscal year end changed to October 31 from December 31. The amounts reported are for the period January 1, 1998 through October
    31, 1998.

                                                 See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY
WM GROUP OF FUNDS

                                         U.S. GOVERNMENT SECURITIES FUND(a)                        INCOME FUND(b)
                                  -----------------------------------------------    -----------------------------------------------
                                    YEAR ENDED      PERIOD ENDED      YEAR ENDED      YEAR ENDED       PERIOD ENDED      YEAR ENDED
                                     10/31/99        10/31/98(c)       12/31/97        10/31/99        10/31/98(c)        12/31/97
                                   -----------     ------------      ------------    ------------      ------------      -----------
SHARES
 CLASS A:
  Sold .......................    4,937,112          937,355           424,259       3,367,655         2,798,947         1,212,967
  Issued in exchange for Class A
    shares of Sierra Trust U.S.
    Government Fund .........          --         18,833,600              --              --                --                --
  Issued in exchange for Class A
    shares of Sierra Trust
    Corporate Fund ..........          --               --                --              --          16,561,879              --
  Issued in exchange for Class A
    shares of Griffin U.S.
    Government Income Fund ..     9,303,183             --                --              --                --                --
  Issued in exchange for Class A
    shares of Griffin Bond
    Fund ....................          --               --                --         9,538,022              --                --
  Issued as reinvestment of
    dividends ................    1,035,779          711,256           489,525       1,111,937           664,762           413,335
  Redemption in-kind (Note 12)   (8,393,524)            --                --        (5,482,915)             --                --
  Redeemed ...................  (10,051,648)      (6,100,043)       (4,240,473)    (11,967,674)       (5,645,131)       (2,880,356)
                                -----------       ----------        ----------     -----------        ----------        ----------
  Net increase/(decrease) ....   (3,169,098)      14,382,168        (3,326,689)     (3,432,975)       14,380,457        (1,254,054)
                                ===========       ==========        ==========     ===========        ==========        ==========
 CLASS B:
  Sold .......................    4,818,623        1,033,341            81,465       2,164,259         1,248,615           467,109
  Converted from Class S shares
    of Fund ..................      361,031             --                --           143,700              --                --
  Issued in exchange for Class B
    shares of Sierra Trust
    U.S. Government Fund .....         --          1,655,309              --              --                --                --
  Issued in exchange for Class B
    shares of Sierra Trust
    Corporate Fund ..........          --               --                --              --           2,009,654              --
  Issued in exchange for Class B
    shares of Griffin U.S.
    Government Income Fund ..       536,862             --                --              --                --                --
  Issued in exchange for Class B
    shares of Griffin Bond
    Fund .....................         --               --                --             6,187              --                --
  Issued as reinvestment of
    dividends ................      188,329           48,455            11,762         170,868            88,864            40,332
  Redeemed ...................   (1,595,804)        (426,676)          (67,110)     (1,370,789)         (737,401)         (263,592)
                                -----------       ----------        ----------     -----------        ----------        ----------
  Net increase ...............    4,309,041        2,310,429            26,117       1,114,225         2,609,732           243,849
                                ===========       ==========        ==========     ===========        ==========        ==========
 CLASS S:
  Sold .......................        7,136            8,987              --             4,062             6,828              --
  Issued in exchange for Class S
    shares of Sierra Trust
    U.S. Government Fund ....          --            714,499              --              --                --                --
  Issued in exchange for Class S
    shares of Sierra Trust
    Corporate Fund ..........          --               --                --              --             195,664              --
  Issued as reinvestment of
    dividends ................       11,851           17,192              --             4,872             5,348              --
  Converted to Class B shares of
    Fund .....................     (360,613)            --                --          (143,700)             --                --
  Redeemed ...................     (145,946)        (253,106)             --           (37,028)          (36,046)             --
                                -----------       ----------                       -----------        ----------
  Net increase/(decrease) ....     (487,572)         487,572              --          (171,794)          171,794              --
                                ===========       ==========                       ===========        ==========
 CLASS I:
  Sold .......................    7,793,119          172,564              --         2,592,925           176,652              --
  Contribution in-kind (Note 12)  8,393,524             --                --         5,482,915              --                --
  Issued in exchange for Class I
    shares of Sierra Trust
    U.S. Government Fund .....         --          7,273,265              --              --                --                --
  Issued in exchange for Class I
    shares of Sierra Trust
    Corporate Fund ...........         --               --                --              --             697,179              --
  Issued as reinvestment of
    dividends ................      422,276             --                --           247,746              --                --
  Redeemed ...................   (2,668,080)      (3,811,669)             --          (632,129)          (96,227)             --
                                -----------       ----------                       -----------        ----------
  Net increase ...............   13,940,839        3,634,160              --         7,691,457           777,604              --
                                ===========       ==========                       ===========        ==========
----------------
(a) Formerly Composite U.S. Government Securities, Inc. On March 23, 1998 shares were issued in exchange for the Sierra Trust U.S.
    Government Fund.
(b) Formerly Composite Income Fund, Inc. On March 23, 1998 shares were issued in exchange for the Sierra Trust Corporate Fund.
(c) Fiscal year end changed to October 31 from December 31. The amounts reported are for the period January 1, 1998 through
    October 31, 1998.

                                                 See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY

WM GROUP OF FUNDS

                                                 CALIFORNIA INSURED
                                             INTERMEDIATE MUNICIPAL FUND                       CALIFORNIA MUNICIPAL FUND
                                  -------------------------------------------------  ----------------------------------------------
                                    YEAR ENDED      PERIOD ENDED      YEAR ENDED       YEAR ENDED     PERIOD ENDED     YEAR ENDED
                                     10/31/99        10/31/98(a)       06/30/98         10/31/99      10/31/98(a)       06/30/98
                                     --------        -----------       --------         --------      -----------       --------
AMOUNT
 CLASS A:
  Sold ...........................  $ 5,801,531     $    703,974     $ 45,133,314     $ 41,751,098   $  6,565,808    $ 109,366,878
  Issued in exchange for Class A
    shares of Griffin California
    Tax-Free Fund ................         --               --               --         37,928,445           --               --
  Issued as reinvestment of
    dividends ....................    1,516,470          372,864        1,692,248       10,372,674      3,068,180       10,168,881
  Redeemed .......................  (11,187,986)      (2,993,121)     (53,587,195)     (66,556,958)   (15,755,429)    (159,104,887)
                                    -----------     ------------     ------------     ------------   ------------    -------------
  Net increase/(decrease) ........  $(3,869,985)    $ (1,916,283)    $ (6,761,633)    $ 23,495,259   $ (6,121,441)   $ (39,569,128)
                                    ===========     ============     ============     ============   ============    =============
 CLASS B:
  Sold ...........................  $20,313,812     $  2,998,917     $  3,830,587     $ 98,776,438   $ 15,977,261    $  11,852,598
  Issued in exchange for Class B
    shares of Griffin California
    Tax-Free Fund ................         --               --               --          8,299,621           --               --
  Issued as reinvestment of
    dividends ....................    1,125,985          206,027          785,124        2,729,175        403,939          880,758
  Redeemed .......................   (7,814,544)      (1,347,082)      (4,056,330)     (15,021,843)    (1,694,076)      (4,401,099)
                                    -----------     ------------     ------------     ------------   ------------    -------------
  Net increase ...................  $13,625,253     $  1,857,862     $    559,381     $ 94,783,391   $ 14,687,124    $   8,332,257
                                    ===========     ============     ============     ============   ============    =============
 CLASS S:
  Sold ...........................  $      --       $       --       $       --       $       --     $       --      $        --
  Issued as reinvestment of
    dividends ....................           59               22               80              193            101              329
  Redeemed .......................       (1,230)            --               --             (6,259)          (606)            --
                                    -----------     ------------     ------------     ------------   ------------    -------------
  Net increase/(decrease) ........  $    (1,171)    $         22     $         80     $     (6,066)  $       (505)   $         329
                                    ===========     ============     ============     ============   ============    =============
 CLASS I:
  Sold ...........................  $      --       $       --       $       --       $       --     $       --      $        --
  Issued as reinvestment of
    dividends ....................           49               18               63               38             22               61
  Redeemed .......................       (1,182)            --               --             (1,177)          --               --
                                    -----------     ------------     ------------     ------------   ------------    -------------
  Net increase/(decrease) ........  $    (1,133)    $         18     $         63     $     (1,139)  $         22    $          61
                                    ===========     ============     ============     ============   ============    =============
SHARES
 CLASS A:
  Sold ...........................      541,797           64,616        4,166,073        3,895,529        577,201        9,670,102
  Issued in exchange for Class A
    shares of Griffin California
    Tax-Free Fund ................         --               --               --          3,337,347           --               --
  Issued as reinvestment of
    dividends ....................      141,850           34,046          155,891          926,781        268,682          903,373
  Redeemed .......................   (1,057,115)        (274,458)      (4,944,950)      (6,029,382)    (1,382,174)     (14,095,738)
                                    -----------     ------------     ------------     ------------   ------------    -------------
  Net increase/(decrease) ........     (373,468)        (175,796)        (622,986)       2,130,275       (536,291)      (3,522,263)
                                    ===========     ============     ============     ============   ============    =============
 CLASS B:
  Sold ...........................    1,905,592          273,439          353,152        8,896,807      1,399,254        1,051,959
  Converted from shares of
    Griffin California
    Tax-Free Fund ................         --               --               --            730,865           --               --
  Issued as reinvestment of
    dividends ....................      105,550           18,811           72,337          245,464         35,356           78,161
  Redeemed .......................     (740,773)        (123,678)        (374,167)      (1,376,764)      (148,795)        (391,417)
                                    -----------     ------------     ------------     ------------   ------------    -------------
  Net increase ...................    1,270,369          168,572           51,322        8,496,372      1,285,815          738,703
                                    ===========     ============     ============     ============   ============    =============
 CLASS S:
  Sold ...........................         --               --               --               --             --               --
  Issued as reinvestment of
    dividends ....................            5                2                7               16              8               29
  Redeemed .......................         (169)            --               --               (646)           (53)            --
                                    -----------     ------------     ------------     ------------   ------------    -------------
  Net increase/(decrease) ........         (164)               2                7             (630)           (45)              29
                                    ===========     ============     ============     ============   ============    =============
 CLASS I:
  Sold ...........................         --               --               --               --             --               --
  Issued as reinvestment of
    dividends ....................            5                2                6                3              2                6
  Redeemed .......................         (112)            --               --               (110)          --               --
                                    -----------     ------------     ------------     ------------   ------------    -------------
  Net increase/(decrease) ........         (107)               2                6             (107)             2                6
                                    ===========     ============     ============     ============   ============    =============

----------------
(a) Fiscal year end changed to October 31 from June 30. The amounts reported are for the period July 1, 1998 through
    October 31, 1998.

                                                 See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY

WM GROUP OF FUNDS

                                           FLORIDA INSURED MUNICIPAL FUND                       TAX-EXEMPT BOND FUND(a)
                                  -----------------------------------------------    --------------------------------------------
                                    YEAR ENDED      PERIOD ENDED      YEAR ENDED       YEAR ENDED     PERIOD ENDED     YEAR ENDED
                                     10/31/99        10/31/98(b)       06/30/98         10/31/99      10/31/98(c)       12/31/97
                                     --------        -----------       --------         --------      -----------       --------
AMOUNT
 CLASS A:
  Sold ...........................  $ 1,254,546     $    147,296     $ 17,026,487     $ 10,218,537   $ 14,111,965    $   9,139,630
  Issued in exchange for Class A
    shares of Sierra Trust National
    Municipal Fund ...............         --               --               --               --      131,911,067             --
  Issued in exchange for Class A
    shares of
    Griffin Municipal Bond Fund ..         --               --               --         21,016,760           --               --
  Issued as reinvestment of
    dividends ....................      320,965          123,333          430,764       10,215,393      7,889,912        7,486,759
  Redeemed .......................   (4,161,036)      (1,219,634)     (24,574,268)     (70,281,440)   (57,752,990)     (38,237,568)
                                    -----------     ------------     ------------     ------------   ------------    -------------
  Net increase/(decrease) ........  $(2,585,525)    $   (949,005)    $ (7,117,017)    $(28,830,750)  $ 96,159,954    $ (21,611,179)
                                    ===========     ============     ============     ============   ============    =============
 CLASS B:
  Sold ...........................  $ 3,424,000     $  1,094,291     $  1,328,489     $ 12,702,216   $  4,749,727    $   3,133,343
  Issued in exchange for Class B
    shares of Sierra Trust National
    Municipal Fund ...............         --               --               --               --        5,255,068             --
  Issued in exchange for Class B
    shares of Griffin Municipal
    Bond Fund ....................         --               --               --            565,210           --               --
  Issued as reinvestment of
    dividends ....................      181,259           50,148          134,076          733,907        362,204          218,328
  Redeemed .......................   (1,689,238)        (240,180)      (1,662,583)      (4,210,322)    (1,839,872)        (744,188)
                                    -----------     ------------     ------------     ------------   ------------    -------------
  Net increase/(decrease) ........  $ 1,916,021     $    904,259     $   (200,018)    $  9,791,011   $  8,527,127    $   2,607,483
                                    ===========     ============     ============     ============   ============    =============
 CLASS S:
  Sold ...........................  $      --       $       --       $       --       $       --     $          2    $        --
  Issued in exchange for Class S
    shares of Sierra Trust National
    Municipal Fund ...............         --               --               --               --            1,265             --
  Issued as reinvestment of
    dividends ....................           24               24              358             --               36             --
  Redeemed .......................         (519)            --            (28,652)          (1,317)          --               --
                                    -----------     ------------     ------------     ------------   ------------
  Net increase/(decrease) ........  $      (495)    $         24     $    (28,294)    $     (1,317)  $      1,303             --
                                    ===========     ============     ============     ============   ============
 CLASS I:
  Sold ...........................  $      --       $       --       $       --       $       --     $          3             --
  Issued in exchange for Class I
    shares of
    Sierra Trust National
    Municipal Fund ...............         --               --               --               --            1,035             --
  Issued as reinvestment of
    dividends ....................           40               20               53               43             37             --
  Redeemed .......................       (1,170)            --               --             (1,130)          --               --
                                    -----------     ------------     ------------     ------------   ------------
  Net increase/(decrease) ........  $    (1,130)    $         20     $         53     $     (1,087)  $      1,075             --
                                    ===========     ============     ============     ============   ============
----------------
(a) Formerly, Composite Tax-Exempt Bond Fund, Inc. On March 23, 1998 shares were issued in exchange for the Sierra Trust National
    Municipal Fund.
(b) Fiscal year end changed to October 31 from June 30. The amounts reported are for the period July 1, 1998 through
    October 31, 1998.
(c) Fiscal year end changed to October 31 from December 31. The amounts reported are for the period January 1, 1998 through
    October 31, 1998.
                                                 See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY

WM GROUP OF FUNDS

                                              FLORIDA INSURED MUNICIPAL FUND                   TAX-EXEMPT BOND FUND(a)
                                    ---------------------------------------------     -------------------------------------------
                                     YEAR ENDED      PERIOD ENDED     YEAR ENDED       YEAR ENDED    PERIOD ENDED     YEAR ENDED
                                      10/31/99       10/31/98(b)       06/30/98         10/31/99      10/31/98(c)      12/31/97
                                    -----------     ------------     ------------     ------------   ------------    -------------
SHARES
 CLASS A:
  Sold ...........................      121,863           14,033        1,660,760        1,371,226      1,647,687        1,161,023
  Issued in exchange for Class A
    shares of Sierra Trust National
    Municipal Fund ...............         --               --               --               --       18,330,460             --
  Issued in exchange for Class A
    shares of Griffin Municipal
    Bond Fund ....................         --               --               --          2,614,025           --               --
  Issued as reinvestment of
    dividends ....................       31,470           11,782           41,985        1,299,806        964,582          951,410
  Redeemed .......................     (408,274)        (117,042)      (2,396,458)      (8,969,586)    (7,066,128)      (4,861,387)
                                    -----------     ------------     ------------     ------------   ------------    -------------
  Net increase/(decrease) ........     (254,941)         (91,227)        (693,713)      (3,684,529)    13,876,601       (2,748,954)
                                    ===========     ============     ============     ============   ============    =============
 CLASS B:
  Sold ...........................      329,416          104,711          129,041        1,619,222        585,326          398,272
  Issued in exchange for Class B
    shares of Sierra Trust National
    Municipal Fund ...............         --               --               --               --          730,248             --
  Issued in exchange for Class B
    shares of Griffin Municipal
    Bond Fund ....................         --               --               --             70,300           --               --
  Issued as reinvestment of
    dividends ....................       17,806            4,792           13,052           93,785         44,887           27,480
  Redeemed .......................     (166,430)         (23,021)        (161,939)        (539,376)      (225,252)         (95,335)
                                    -----------     ------------     ------------     ------------   ------------    -------------
  Net increase/(decrease) ........      180,792           86,482          (19,846)       1,243,931      1,135,209          330,417
                                    ===========     ============     ============     ============   ============    =============
 CLASS S:
  Sold ...........................         --               --               --               --                2             --
  Issued in exchange for Class S
    shares of Sierra Trust National
    Municipal Fund ...............         --               --               --               --              175             --
  Issued as reinvestment of
    dividends ....................            3                3               36             --                3             --
  Redeemed .......................         (173)            --             (2,810)            (180)          --               --
                                    -----------     ------------     ------------     ------------   ------------
  Net increase/(decrease) ........         (170)               3           (2,774)            (180)           180             --
                                    ===========     ============     ============     ============   ============
 CLASS I:
  Sold ...........................         --               --               --               --                1             --
  Issued in exchange for Class I
    shares of Sierra Trust National
    Municipal Fund ...............         --               --               --               --              144             --
  Issued as reinvestment of
    dividends ....................            4                2                5                5              4             --
  Redeemed .......................         (120)            --               --               (154)          --               --
                                    -----------     ------------     ------------     ------------   ------------
  Net increase/(decrease) ........         (116)               2                5             (149)           149             --
                                    ===========     ============     ============     ============   ============
--------------
(a) Formerly, Composite Tax-Exempt Bond Fund, Inc. On March 23, 1998 shares were issued in exchange for the Sierra Trust National
    Municipal Fund.

(b) Fiscal year end changed to October 31 from June 30. The amounts reported are for the period July 1, 1998 through
    October 31, 1998.
(c) Fiscal year end changed to October 31 from December 31. The amounts reported are for the period January 1, 1998 through
    October 31, 1998.
                                                 See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY

WM GROUP OF FUNDS

                                         BOND & STOCK FUND(a)                GROWTH & INCOME FUND(b)
                                 ------------------------------------  ------------------------------------
                                    YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                     10/31/99           10/31/98           10/31/99           10/31/98
                                     --------           --------           --------           --------
AMOUNT
 CLASS A:
  Sold .......................     $  19,134,660      $  77,100,034     $  190,640,822     $  222,069,018
  Issued in exchange for Class
    A shares of Sierra Trust
    Growth and Income Fund ...         --                 --                 --               158,740,743
  Issued in exchange for Class
    A shares of Griffin Growth
    & Income Fund ............         --                 --               281,276,085          --
  Issued as reinvestment of
    dividends ................         7,875,442         48,830,627          2,640,934         35,964,668
  Redemption in-kind (Note 12)         --                 --              (166,275,618)         --
  Redeemed ...................       (97,814,421)       (89,969,565)      (277,843,157)      (212,634,199)
                                   -------------      -------------     --------------     --------------
  Net increase/(decrease) ....     $ (70,804,319)     $  35,961,096     $   30,439,066     $  204,140,230
                                   =============      =============     ==============     ==============
 CLASS B:
  Sold .......................     $  20,485,600      $  39,221,359     $   58,608,032     $   36,396,662
  Converted from Class S
    shares of Fund ...........            42,306          --                11,602,915          --
  Issued in exchange for Class
    B shares of Sierra Trust
    Growth and Income Fund ...         --                 --                 --                40,265,726
  Issued in exchange for Class
    B shares of Griffin Growth
    & Income Fund ............         --                 --                50,553,133          --
  Issued as reinvestment of
    dividends ................         1,727,449          8,205,251          --                 6,447,498
  Redeemed ...................       (24,326,691)       (11,054,524)       (37,513,140)       (17,119,675)
                                   -------------      -------------     --------------     --------------
  Net increase/(decrease) ....     $  (2,071,336)     $  36,372,086     $   83,250,940     $   65,990,211
                                   =============      =============     ==============     ==============
 CLASS S:
  Sold .......................         $  13,604      $     106,558     $    4,985,688     $    1,551,469
  Issued in exchange for Class
    S shares of Sierra Trust
    Growth and Income Fund ...         --                 --                 --                11,890,222
  Issued as reinvestment of
    dividends ................               552                 80          --                 --
  Converted to Class B shares
    of Fund ..................           (42,306)         --               (11,602,915)         --
  Redeemed ...................            (3,333)           (75,081)        (3,771,661)        (3,067,189)
                                   -------------      -------------     --------------     --------------
  Net increase/(decrease) ....     $     (31,483)     $      31,557     $  (10,388,888)    $   10,374,502
                                   =============      =============     ==============     ==============
 CLASS I:
  Sold .......................         --                 --            $   88,357,264     $   21,232,340
  Contribution in-kind (Note
    12) ......................         --                 --               166,275,618          --
  Issued in exchange for Class
    I shares of Sierra Trust
    Growth and Income Fund ...         --                 --                 --               156,826,637
  Issued as reinvestment of
    dividends ................         --                 --                 1,844,793          --
  Redeemed ...................         --                 --               (15,875,635)       (10,703,417)
                                                                        --------------     --------------
  Net increase ...............         --                 --            $  240,602,040     $  167,355,560
                                                                        ==============     ==============
----------------
(a)Formerly, Composite Bond & Stock Fund.
(b) Formerly Composite Growth & Income Fund. On March 23, 1998 shares were issued in exchange for the Sierra Trust Growth and Income
    Fund.

                                                 See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY

WM GROUP OF FUNDS

                                          BOND & STOCK FUND(a)               GROWTH & INCOME FUND(b)
                                     -----------------------------       -------------------------------
                                     YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                      10/31/99           10/31/98           10/31/99           10/31/98
                                      --------           --------           --------           --------
SHARES
 CLASS A:
  Sold .......................         1,291,022          5,082,555          9,361,521         11,565,737
  Issued in exchange for Class
    A shares of Sierra Trust
    Growth and Income Fund ...             --                 --                 --             8,901,693
  Issued in exchange for Class
    A shares of Griffin Growth
    & Income Fund ............             --                 --            12,108,922              --
  Issued as reinvestment of
    dividends ................           537,940          3,411,130            111,449            641,460
  Redemption in-kind (Note 12)             --                 --            (6,291,170)             --
  Redeemed ...................        (6,577,515)        (6,215,419)       (11,718,860)       (10,275,325)
                                       ---------          ---------         ----------         ----------
  Net increase/(decrease) ....        (4,748,553)         2,278,266          3,571,862         10,833,565
                                      ==========          =========         ==========         ==========
 CLASS B:
  Sold .......................         1,407,652          2,650,249          2,654,554          1,991,929
  Converted from Class S
    shares of Fund ...........             2,669              --               445,580              --
  Issued in exchange for Class
    B shares of Sierra Trust
    Growth and Income Fund ...             --                 --                 --             2,281,424
  Issued in exchange for Class
    B shares of Griffin Growth
    & Income Fund ............             --                 --             2,204,430              --
  Issued as reinvestment of
    dividends ................           118,539            574,422          --                   116,619
  Redeemed ...................        (1,672,620)          (779,074)        (1,604,781)          (867,171)
                                       ---------          ---------         ----------         ----------
  Net increase/(decrease) ....          (143,760)         2,445,597          3,699,783          3,522,801
                                      ==========          =========         ==========         ==========
 CLASS S:
  Sold .......................               953              8,164             31,900             73,567
  Issued in exchange for Class
    S shares of Sierra Trust
    Growth and Income Fund ...             --                 --                 --               700,170
  Issued as reinvestment of
    dividends ................                38                  6              --                 --
  Converted to Class B shares
    of Fund ..................            (2,698)             --              (445,409)             --
  Redeemed ...................              (921)            (5,542)          (205,259)          (154,969)
                                       ---------          ---------         ----------         ----------
  Net increase/(decrease) ....            (2,628)             2,628           (618,768)           618,768
                                      ==========          =========         ==========         ==========
 CLASS I:
  Sold .......................             --                 --             3,785,718          1,012,389
  Contribution in-kind (Note
    12) ......................             --                 --             6,291,170              --
  Issued in exchange for Class
    I shares of Sierra Trust
    Growth and Income Fund ...             --                 --             --                 8,777,545
  Issued as reinvestment of
    dividends ................             --                 --                77,193              --
  Redeemed ...................             --                 --              (685,001)          (527,906)
                                                                            ----------         ----------
  Net increase ...............             --                 --             9,469,080          9,262,028
                                                                            ==========         ==========
----------------
(a) Formerly, Composite Bond & Stock Fund.
(b) Formerly Composite Growth & Income Fund. On March 23, 1998 shares were issued in exchange for the Sierra Trust Growth and Income
    Fund.

                                                 See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY

WM GROUP OF FUNDS

                                                          GROWTH FUND                                    NORTHWEST FUND(a)
                                     ------------------------------------------------------      ---------------------------------
                                       YEAR ENDED         PERIOD ENDED         YEAR ENDED          YEAR ENDED          YEAR ENDED
                                        10/31/99           10/31/98(b)          06/30/98            10/31/99            10/31/98
                                      -------------       -------------       -------------       -------------       -------------
AMOUNT
 CLASS A:
  Sold ............................   $ 337,963,924       $  99,386,706       $ 376,606,887       $  68,805,400       $  71,928,894
  Issued in exchange for Class A
    shares of Griffin Growth Fund .      82,274,308                --                  --                  --                  --
  Issued as reinvestment of
    dividends .....................      10,484,224                --             8,098,957                --            48,141,885
  Redemption in-kind (Note 12) ....    (105,326,502)               --                  --              (990,005)               --
  Redeemed ........................    (317,246,059)       (102,419,341)       (409,689,756)       (103,203,309)        (69,774,171)
                                      -------------       -------------       -------------       -------------       -------------
Net increase/(decrease) ...........   $   8,149,895       $  (3,032,635)      $ (24,983,912)      $ (35,387,914)      $  50,296,608
                                      =============       =============       =============       =============       =============
 CLASS B:
  Sold ............................   $ 135,842,242       $   6,289,271       $  21,624,274       $  15,268,007       $  19,506,022
  Converted from Class S shares of
    Fund ..........................      15,635,767                --                  --                 4,417                --
  Issued in exchange for Class B
    shares of Griffin Growth Fund .       6,593,119                --                  --                  --                  --
  Issued as reinvestment of
    dividends .....................       4,359,229                --             2,457,020                --             8,274,120
  Redeemed ........................     (29,071,584)         (3,532,630)        (23,424,855)        (10,831,517)         (8,156,334)
                                      -------------       -------------       -------------       -------------       -------------
  Net increase ....................   $ 133,358,773       $   2,756,641       $     656,439       $   4,440,907       $  19,623,808
                                      =============       =============       =============       =============       =============
 CLASS S:
  Sold ............................   $  12,319,106       $     638,109       $   1,576,379       $       3,584                --
  Issued as reinvestment of
    dividends .....................       1,200,444                --             1,116,531                --                  --
  Converted to Class B shares of
    Fund ..........................     (15,635,767)               --                  --                (3,584)               --
  Redeemed ........................      (3,719,600)         (1,576,975)         (6,410,769)               --                  --
                                      -------------       -------------       -------------       -------------
  Net decrease ....................   $  (5,835,817)      $    (938,866)      $  (3,717,859)      $        --                  --
                                      =============       =============       =============       =============
 CLASS I:
  Sold ............................   $  78,054,512       $  14,170,562       $  24,923,298       $   4,841,432                --
  Contribution in-kind (Note 12) ..     105,326,502                --                  --               990,005                --
  Issued as reinvestment of
    dividends .....................      12,516,104                --                  --                  --                  --
  Redeemed ........................     (38,929,436)         (5,513,179)        (67,170,431)               --                  --
                                      -------------       -------------       -------------       -------------
  Net increase/(decrease) .........   $ 156,967,682       $   8,657,383       $ (42,247,133)      $   5,831,437                --
                                      =============       =============       =============       =============
SHARES

 CLASS A:
  Sold ............................      14,438,655           5,653,629          23,228,866           2,446,781           3,162,857
  Issued in exchange for Class A
    shares of Giffin Growth Fund ..       3,550,898                --                  --                  --                  --
  Issued as reinvestment of
    dividends .....................         562,458                --               590,930                --             2,054,110
  Redemption in-kind (Note 12) ....      (3,702,162)               --                  --               (30,192)               --
  Redeemed ........................     (12,699,261)         (5,790,961)        (25,206,344)         (3,770,477)         (3,194,232)
                                      -------------       -------------       -------------       -------------       -------------
Net increase/(decrease) ...........       2,150,588            (137,332)         (1,386,548)         (1,353,888)          2,022,735
                                      =============       =============       =============       =============       =============
 CLASS B:
  Sold ............................       5,530,902             373,144           1,368,627             547,485             869,783
  Converted from Class S shares of
    Fund ..........................         580,608                --                  --                   140                --
  Issued in exchange for Class B
    shares of Griffin Growth Fund .         297,523                --                  --                  --                  --
  Issued as reinvestment of
    dividends .....................         244,078                --               184,877                --               362,689
  Redeemed ........................        (964,850)           (208,958)         (1,490,854)           (410,513)           (397,671)
                                      -------------       -------------       -------------       -------------       -------------
  Net increase ....................       5,688,261             164,186              62,650             137,112             834,801
                                      =============       =============       =============       =============       =============
 CLASS S:
  Sold ............................          24,052              37,098             104,482                 144                --
  Issued as reinvestment of
    dividends .....................          67,214                --                83,953                --                  --
  Converted to Class B shares of
    Fund ..........................        (581,471)               --                  --                  (144)               --
  Redeemed ........................        (195,203)            (96,855)           (408,947)               --                  --
                                      -------------       -------------       -------------       -------------
  Net decrease ....................        (685,408)            (59,757)           (220,512)               --                  --
                                      =============       =============       =============       =============
 CLASS I:
  Sold ............................       2,949,912             795,462           1,783,635             160,298                --
  Contribution in-kind (Note 12) ..       3,702,162                --                  --                30,183                --
  Issued as reinvestment of
    dividends .....................         666,459                --                  --                  --                  --
  Redeemed ........................      (1,143,440)           (308,846)         (4,048,118)               --                  --
                                      -------------       -------------       -------------       -------------
  Net increase/(decrease) .........       6,175,093             486,616          (2,264,483)            190,481                --
                                      =============       =============       =============       =============
----------------
(a) Formerly Composite Northwest Fund.
(b) Fiscal year end changed to October 31 from June 30. The numbers reflected are for the period July 1, 1998 through
    October 31, 1998.

                                                 See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY
WM GROUP OF FUNDS

                                                EMERGING GROWTH FUND                           INTERNATIONAL GROWTH FUND
                                   -----------------------------------------------   ---------------------------------------------
                                     YEAR ENDED     PERIOD ENDED      YEAR ENDED       YEAR ENDED     PERIOD ENDED     YEAR ENDED
                                      10/31/99       10/31/98(a)       06/30/98         10/31/99      10/31/98(a)       06/30/98
                                    ------------    ------------     ------------     ------------   ------------    -------------
AMOUNT
 CLASS A:
  Sold ...........................  $ 66,778,793    $ 45,697,143     $313,664,566     $ 53,460,353   $    407,310    $ 187,840,932
  Issued as reinvestment of
    dividends ....................    14,642,298            --          8,402,791        1,259,502           --          4,018,393
  Redemption in-kind (Note 12) ...         --               --               --        (43,975,563)          --               --
  Redeemed .......................   (71,489,404)    (56,089,179)    (381,852,608)     (20,559,347)    (3,657,187)    (206,202,867)
                                    ------------    ------------     ------------     ------------   ------------    -------------
  Net increase/(decrease) ........  $  9,931,687    $(10,392,036)    $(59,785,251)    $ (9,815,055)  $ (3,249,877)   $ (14,343,542)
                                    ============    ============     ============     ============   ============    =============
 CLASS B:
  Sold ...........................  $  1,953,827    $    897,561     $ 14,180,902     $    772,204   $    759,141    $   1,184,200
  Converted from Class S shares
    of Fund ......................     4,813,233            --               --          6,848,720           --               --
  Issued as reinvestment of
    dividends ....................     3,764,240            --          1,579,773          145,074           --            390,469
  Redeemed .......................   (18,443,789)     (2,406,538)     (18,125,264)      (1,581,100)      (864,568)      (1,466,160)
                                    ------------    ------------     ------------     ------------   ------------    -------------
  Net increase/(decrease) ........  $ (7,912,489)   $ (1,508,977)    $ (2,364,589)    $  6,184,898   $   (105,427)   $     108,509
                                    ============    ============     ============     ============   ============    =============
 CLASS S:
  Sold ...........................  $  3,711,234    $     47,525     $    341,783     $    369,294   $    187,031    $   2,290,224
  Issued as reinvestment of
    dividends ....................       742,277            --            370,065          316,165           --            735,597
  Converted to Class B shares of
    Fund .........................    (4,813,233)           --         (6,848,720)            --             --               --
  Redeemed .......................      (880,253)     (1,301,531)      (3,556,701)      (2,122,501)    (1,038,905)      (3,931,060)
                                    ------------    ------------     ------------     ------------   ------------    -------------
  Net decrease ...................  $ (1,239,975)   $ (1,254,006)    $ (2,844,853)    $ (8,285,762)  $   (851,874)   $    (905,239)
                                    ============    ============     ============     ============   ============    =============
 CLASS I:
  Sold ...........................  $ 15,296,619    $    352,945     $  2,367,463     $ 27,683,346   $  6,040,073    $  46,484,844
  Contribution in-kind (Note 12)
 . ................................          --              --               --         43,975,563           --               --
  Issued as reinvestment of
    dividends ....................     4,308,281            --               --          4,495,136           --               --
  Redeemed .......................   (45,548,579)    (16,753,807)     (23,214,553)     (39,470,548)    (1,364,559)     (16,617,888)
                                    ------------    ------------     ------------     ------------   ------------    -------------
  Net increase/(decrease) ........  $(25,943,679)   $(16,400,862)    $(20,847,090)    $ 36,683,497   $  4,675,514    $  29,866,956
                                    ============    ============     ============     ============   ============    =============
SHARES
 CLASS A:
  Sold ...........................     2,541,226       2,576,643       16,007,665        5,422,990         41,432       18,508,938
  Issued as reinvestment of
    dividends ....................       951,416            --            466,974          140,440           --            438,682
  Redemption in-kind (Note 12) ...         --               --               --         (4,281,944)          --               --
  Redeemed .......................    (4,241,475)     (3,207,380)     (19,463,142)      (2,112,930)      (393,624)     (20,071,107)
                                    ------------    ------------     ------------     ------------   ------------    -------------
  Net decrease ...................      (748,833)       (630,737)      (2,988,503)        (831,444)      (352,192)      (1,123,487)
                                    ============    ============     ============     ============   ============    =============
 CLASS B:
  Sold ...........................       120,310          56,594          758,262           81,463         75,429          108,136
  Converted from Class S shares
    of Fund ......................       265,338            --               --            680,111           --               --
  Issued as reinvestment of
    dividends ....................       255,722            --             90,322           16,430           --             43,146
  Redeemed .......................      (499,868)       (154,881)        (966,584)        (164,531)       (94,402)        (141,350)
                                    ------------    ------------     ------------     ------------   ------------    -------------
  Net increase/(decrease) ........       141,502         (98,287)        (118,000)         613,473        (18,973)           9,932
                                    ============    ============     ============     ============   ============    =============
 CLASS S:
  Sold ...........................        35,487           2,816           18,531           39,598         19,151          213,909
  Issued as reinvestment of
    dividends ....................        50,426            --             21,107           35,483           --             80,569
  Converted to Class B shares of
    Fund .........................      (263,688)           --           (672,762)            --             --
  Redeemed .......................       (61,736)        (80,916)        (189,249)        (249,525)      (116,365)        (368,556)
                                    ------------    ------------     ------------     ------------   ------------    -------------
  Net decrease ...................      (239,511)        (78,100)        (149,611)        (847,206)       (97,214)         (74,078)
                                    ============    ============     ============     ============   ============    =============
 CLASS I:
  Sold ...........................       887,057          19,660          125,672        2,887,901        642,775        4,334,679
  Contribution in-kind (Note 12)            --              --               --          4,281,944           --               --
  Issued as reinvestment of
    dividends ....................       277,774            --               --            502,812           --               --
  Redeemed .......................    (1,938,470)       (974,867)      (1,245,200)      (4,171,564)      (161,051)      (1,736,507)
                                    ------------    ------------     ------------     ------------   ------------    -------------
  Net increase/(decrease) ........      (773,639)       (955,207)      (1,119,528)       3,501,093        481,724        2,598,172
                                    ============    ============     ============     ============   ============    =============
----------------
(a) Fiscal year end changed to October 31 from June 30. The numbers reflected are for the period July 1, 1998 through
    October 31, 1998.

                                                 See Notes to Financial Statements.

FINANCIAL highlights

TARGET MATURITY 2002 FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                           INCOME FROM INVESTMENT OPERATIONS                         LESS DISTRIBUTIONS
                                   ------------------------------------------------      -----------------------------------------
                   NET ASSET                          NET REALIZED                        DIVIDENDS    DISTRIBUTIONS
                     VALUE,                          AND UNREALIZED      TOTAL FROM        FROM NET       FROM NET
                  BEGINNING OF     NET INVESTMENT    GAIN/(LOSS) ON      INVESTMENT       INVESTMENT      REALIZED         TOTAL
                     PERIOD            INCOME         INVESTMENTS        OPERATIONS         INCOME          GAINS      DISTRIBUTIONS
                  ------------      ------------      ------------      ------------      ----------      ---------    -------------
CLASS A
10/31/99            $11.66            $ 0.60             $(0.84)          $(0.24)           $(0.79)        $(0.20)        $(0.99)
10/31/98(a)          10.86              0.23               0.57             0.80              --             --             --
06/30/98             10.69              0.61++             0.40             1.01             (0.73)         (0.11)         (0.84)
06/30/97             10.72              0.62++             0.11             0.73             (0.71)         (0.05)         (0.76)
06/30/96             10.78              0.63              (0.30)            0.33             (0.39)          --            (0.39)
06/30/95(c)          10.00              0.12               0.66             0.78              --             --             --

----------------
  * Annualized.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
(a) Fiscal year end changed to October 31 from June 30.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(c) The Fund commenced operations on March 20, 1995.

                                                 See Notes to Financial Statements.

                                                              RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                        -----------------------------------------------------------------------------------------
                                                                                                                      RATIO OF
                                                                                                                       OPERATING
                                                                                                                      EXPENSES TO
                                                                                                                      AVERAGE NET
                                                                                                                         ASSETS
                                                                                                                       WITHOUT FEE
                                                                                                                         WAIVERS,
                                                                                                                         EXPENSES
                                                                                                                        REIMBURSED
                                                                   RATIO OF           RATIO OF                          AND/OR FEES
                                                                  OPERATING        NET INVESTMENT                       REDUCED BY
                                                                 EXPENSES TO          INCOME TO       PORTFOLIO          CREDITS
NET ASSET VALUE,                       NET ASSETS, END OF          AVERAGE             AVERAGE         TURNOVER         ALLOWED BY
 END OF PERIOD       TOTAL RETURN+      PERIOD (IN 000'S)       NET ASSETS(b)        NET ASSETS          RATE         THE CUSTODIAN
 ------------        -------------      -----------------       -------------        ----------          ----         -------------
   $10.43                (2.20)%             $1,934                  0.93%               5.38%             0%              2.71%
    11.66                 7.37%               2,385                  0.64%*              5.92%*            0%              1.47%*
    10.86                 9.78%               2,536                  0.62%               5.61%             0%              2.63%
    10.69                 6.95%               2,816                  0.64%               5.80%             0%              2.89%
    10.72                 2.91%               3,125                  0.62%               5.66%             5%              2.55%
    10.78                 7.80%               2,626                  0.74%*              5.22%*            0%              4.71%*

                                                 See Notes to Financial Statements.

FINANCIAL highlights

HIGH YIELD FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                               INCOME FROM INVESTMENT OPERATIONS                              LESS DISTRIBUTIONS
                          --------------------------------------------      ------------------------------------------------------
                                            NET REALIZED                                 DISTRIBUTIONS
                                                AND                                            IN       DISTRIBUTIONS
             NET ASSET                       UNREALIZED                     DIVIDENDS      EXCESS OF        FROM
               VALUE,           NET          GAIN/(LOSS)     TOTAL FROM      FROM NET          NET            NET
            BEGINNING OF    INVESTMENT           ON          INVESTMENT     INVESTMENT     INVESTMENT      REALIZED       TOTAL
               PERIOD         INCOME        INVESTMENTS     OPERATIONS       INCOME          INCOME          GAINS     DISTRIBUTIONS
            ------------    ----------      -----------     ---------       ---------      ---------      ---------      ---------
CLASS A
10/31/99       $ 8.86          $ 0.91++       $ 0.14##       $ 1.05         $(0.94)        $   --         $(0.05)        $(0.99)
10/31/98(a)     10.00            0.47          (1.15)         (0.68)         (0.45)          (0.01)          --           (0.46)

CLASS B
10/31/99       8  .90            0.86++         0.15##         1.01          (0.89)            --          (0.05)         (0.94)
10/31/98(a)     10.00            0.42          (1.09)         (0.67)         (0.42)          (0.01)          --           (0.43)

CLASS I
10/31/99         8.85            0.98++         0.11##         1.09          (0.98)            --          (0.05)         (1.03)
10/31/98(a)     10.00            0.22          (1.13)         (0.91)         (0.23)          (0.01)          --           (0.24)

----------------

  * Annualized.
  + Total return is not annualized for the periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
 ## The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a) On April 8, 1998, May 5, 1998 and July 27, 1998 the Fund commenced selling Class A, Class B, and Class I shares, respectively.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly.

                                                 See Notes to Financial Statements.

                                                              RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                        -----------------------------------------------------------------------------------------
                                                                                                                       RATIO OF
                                                                                                                       OPERATING
                                                                                                                      EXPENSES TO
                                                                                                                      AVERAGE NET
                                                                                                                        ASSETS
                                                                                                                      WITHOUT FEE
                                                                                                                      WAIVERS OR
                                                                                                                         FEES
                                                                   RATIO OF           RATIO OF                        REDUCED BY
                                                                  OPERATING        NET INVESTMENT                       CREDITS
                                                                 EXPENSES TO          INCOME TO       PORTFOLIO       ALLOWED BY
NET ASSET VALUE,                       NET ASSETS, END OF          AVERAGE             AVERAGE         TURNOVER           THE
 END OF PERIOD       TOTAL RETURN+      PERIOD (IN 000'S)       NET ASSETS(b)        NET ASSETS          RATE          CUSTODIAN
 ------------        -------------      -----------------       -------------        ----------          ----         -------------

   $ 8.92                12.26%              $5,827                  0.73%              10.17%            30%             1.37%
     8.86                (6.90)%             10,861                  0.78%*              8.80%*           54%             1.22%*

     8.97                11.44%              21,259                  1.29%               9.61%            30%             1.93%
     8.90                (6.33)%              2,830                  1.57%*              8.01%*           54%             2.02%*

     8.91                12.75%              44,662                  0.21%              10.69%            30%             0.85%
     8.85                (9.13)%              1,309                  0.48%*              9.10%*           54%             0.97%*

                                                 See Notes to Financial Statements.

FINANCIAL highlights

SHORT TERM HIGH QUALITY BOND FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                               INCOME FROM INVESTMENT OPERATIONS                              LESS DISTRIBUTIONS
                          --------------------------------------------      ------------------------------------------------------
                                            NET REALIZED                                 DISTRIBUTIONS
                                                AND                                            IN
             NET ASSET                       UNREALIZED                     DIVIDENDS      EXCESS OF
               VALUE,           NET          GAIN/(LOSS)     TOTAL FROM      FROM NET          NET      DISTRIBUTIONS
            BEGINNING OF    INVESTMENT           ON          INVESTMENT     INVESTMENT     INVESTMENT       FROM          TOTAL
               PERIOD         INCOME        INVESTMENTS     OPERATIONS       INCOME          INCOME        CAPITAL     DISTRIBUTIONS
            ------------    ----------      -----------     ---------       ---------      ---------      ---------    ------------
CLASS A
10/31/99       $ 2.35           $ 0.13++      $(0.06)        $ 0.07           $(0.13)       $  --           $ --          $(0.13)
10/31/98(a)      2.32             0.04          0.03           0.07            (0.04)          --             --           (0.04)
06/30/98         2.32             0.13          0.00#          0.13            (0.13)          --            (0.00)#       (0.13)
06/30/97         2.32             0.14          0.00#          0.14            (0.14)          --             --           (0.14)
06/30/96         2.35             0.15++       (0.03)          0.12            (0.15)          --            (0.00)#       (0.15)
06/30/95         2.39             0.08          0.02           0.10            (0.08)         (0.06)         (0.00)#       (0.14)

CLASS B
10/31/99         2.35             0.10++       (0.06)          0.04            (0.10)          --             --           (0.10)
10/31/98(a)      2.32             0.04          0.03           0.07            (0.04)          --             --           (0.04)
06/30/98         2.32             0.12          0.00#          0.12            (0.12)          --            (0.00)#       (0.12)
06/30/97         2.32             0.12          0.00#          0.12            (0.12)          --             --           (0.12)
06/30/96         2.35             0.13++       (0.03)          0.10            (0.13)          --            (0.00)#       (0.13)
06/30/95(c)      2.39             0.06          0.02           0.08            (0.06)         (0.06)         (0.00)#       (0.12)

CLASS I
10/31/99         2.35             0.13++       (0.06)          0.07            (0.13)          --             --            (0.13)
10/31/98(a)      2.32             0.04          0.03           0.07            (0.04)          --             --            (0.04)
06/30/98         2.32             0.14          0.00#          0.14            (0.14)          --            (0.00)#        (0.14)
06/30/97(c)      2.32             0.14          0.00#          0.14            (0.14)          --             --            (0.14)

----------------
  * Annualized.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
  # Amount represents less than $0.01 per share.
(a) Fiscal year end changed to October 31 from June 30.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(c) On July 1, 1994 and July 25, 1996 the Fund commenced selling Class B and Class I shares, respectively.

                                                 See Notes to Financial Statements.

                                                              RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                        -----------------------------------------------------------------------------------------
                                                                                                                      RATIO OF
                                                                                                                       OPERATING
                                                                                                                      EXPENSES TO
                                                                                                                      AVERAGE NET
                                                                                                                         ASSETS
                                                                                                                       WITHOUT FEE
                                                                                                                         WAIVERS,
                                                                                                                         EXPENSES
                                                                                                                        REIMBURSED
                                                                   RATIO OF           RATIO OF                          AND/OR FEES
                                                                  OPERATING        NET INVESTMENT                       REDUCED BY
                                                                 EXPENSES TO          INCOME TO       PORTFOLIO          CREDITS
NET ASSET VALUE,                       NET ASSETS, END OF          AVERAGE             AVERAGE         TURNOVER         ALLOWED BY
 END OF PERIOD       TOTAL RETURN+      PERIOD (IN 000'S)       NET ASSETS(b)        NET ASSETS          RATE         THE CUSTODIAN
 ------------        -------------      -----------------       -------------        ----------          ----         -------------

   $ 2.29                 2.84%              $27,059                 0.82%               5.22%            85%             1.16%
     2.35                 3.11%              32,748                  0.82%*              5.44%*           19%             1.40%*
     2.32                 5.91%              35,551                  0.86%               5.71%           138%             1.32%
     2.32                 6.15%              13,685                  0.82%               6.50%            51%             1.45%
     2.32                 5.05%              32,440                  0.75%               6.22%           225%             1.42%
     2.35                 4.42%              43,811                  0.75%               6.10%           137%             1.39%

     2.29                 1.79%               4,597                  1.60%               4.44%            85%             1.94%
     2.35                 2.85%               3,747                  1.57%*              4.69%*           19%             2.18%*
     2.32                 5.13%               3,459                  1.61%               4.96%           138%             2.07%
     2.32                 5.37%               2,994                  1.57%               5.75%            51%             2.20%
     2.32                 4.27%               3,437                  1.50%               5.47%           225%             2.17%
     2.35                 3.64%               3,015                  1.50%               5.35%           137%             2.14%

     2.29                 2.93%              138,955                 0.37%               5.67%            85%             0.71%
     2.35                 3.20%               1,631                  0.57%*              5.69%*           19%             0.96%*
     2.32                 6.17%               3,103                  0.53%               6.03%           138%             1.00%
     2.32                 5.94%               2,752                  0.57%*              6.75%*           51%             1.20%*

                                                 See Notes to Financial Statements.

FINANCIAL highlights

U.S. GOVERNMENT SECURITIES FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                           INCOME FROM INVESTMENT OPERATIONS                         LESS DISTRIBUTIONS
                                   ------------------------------------------------      -----------------------------------------
                   NET ASSET                          NET REALIZED                        DIVIDENDS    DISTRIBUTIONS
                     VALUE,                          AND UNREALIZED      TOTAL FROM        FROM NET       FROM NET
                  BEGINNING OF     NET INVESTMENT    GAIN/(LOSS) ON      INVESTMENT       INVESTMENT      REALIZED         TOTAL
                     PERIOD            INCOME         INVESTMENTS        OPERATIONS         INCOME          GAINS      DISTRIBUTIONS
                  ------------      ------------      ------------      ------------      ----------      ---------    -------------
CLASS A
10/31/99            $10.98            $ 0.62             $(0.47)          $ 0.15            $(0.61)        $(0.01)        $(0.62)
10/31/98(a)          10.84              0.54               0.14             0.68             (0.54)          --            (0.54)
12/31/97             10.46              0.62               0.38             1.00             (0.62)          --            (0.62)
12/31/96             10.84              0.63              (0.38)            0.25             (0.63)          --            (0.63)
12/31/95              9.64              0.63               1.20             1.83             (0.63)          --            (0.63)
12/31/94             10.79              0.63              (1.15)           (0.52)            (0.63)          --            (0.63)

CLASS B
10/31/99             10.97              0.54              (0.48)            0.06             (0.53)        (0.00)#         (0.53)
10/31/98(a)          10.84              0.47               0.12             0.59             (0.46)          --            (0.46)
12/31/97             10.46              0.54               0.38             0.92             (0.54)          --            (0.54)
12/31/96             10.84              0.54              (0.38)            0.16             (0.54)          --            (0.54)
12/31/95              9.64              0.54               1.20             1.74             (0.54)          --            (0.54)
12/31/94(c)          10.24              0.41              (0.60)           (0.19)            (0.41)          --            (0.41)

CLASS I
10/31/99             10.99              0.66              (0.51)            0.15             (0.62)         (0.01)         (0.63)
10/31/98(c)          10.86              0.42               0.12             0.54             (0.41)          --            (0.41)

----------------
  * Annualized.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
  # Amount represents less than $0.01 per share.
(a) Fiscal year end changed to October 31 from December 31.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(c) On March 30, 1994 and March 23, 1998 the Fund commenced selling Class B and Class I shares, respectively.

                                                 See Notes to Financial Statements.

                                                              RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                        -----------------------------------------------------------------------------------------
                                                                                                                       RATIO OF
                                                                                                                       OPERATING
                                                                                                                      EXPENSES TO
                                                                                                                      AVERAGE NET
                                                                                                                         ASSETS
                                                                      RATIO TO                                         WITHOUT FEE
                                                                      OPERATING                                        WAIVERS AND/
                                                                      EXPENSES                                           OR FEES
                                                      RATIO OF        TO AVERAGE       RATIO OF                         REDUCED BY
                                                      OPERATING       NET ASSETS     NET INVESTMENT                        CREDITS
  NET ASSET                       NET ASSETS,        EXPENSES TO       INCLUDING       INCOME TO       PORTFOLIO         ALLOWED BY
  VALUE, END        TOTAL        END OF PERIOD         AVERAGE         INTEREST         AVERAGE         TURNOVER            THE
  OF PERIOD         RETURN+       (IN 000'S)         NET ASSETS(b)      EXPENSE       NET ASSETS          RATE           CUSTODIAN
  ---------         -------       ----------         -------------      -------       ----------          ----           ---------
  $10.51           1.38%           $221,592             0.96%               N/A          5.76%             55%            1.04%
   10.98           6.38%            266,334             0.92%*            1.36%*         5.99%*            12%            1.45%*
   10.84           9.92%            107,054             1.05%               N/A          5.92%              6%            1.05%
   10.46           2.48%            138,159             0.97%               N/A          6.01%             16%            0.97%
   10.84          19.45%            177,310             1.01%               N/A          6.08%              8%            1.01%
    9.64         (4.91)%            188,068             0.97%               N/A          6.19%             34%            0.97%

   10.50           0.53%             72,751             1.70%               N/A          5.02%             55%            1.78%
   10.97           5.54%             28,747             1.67%*            2.12%*         5.24%*            12%            2.22%*
   10.84           9.03%              3,352             1.84%               N/A          5.08%              6%            1.84%
   10.46           1.58%              2,963             1.85%               N/A          5.14%             16%            1.85%
   10.84          18.48%              2,206             1.84%               N/A          5.20%              8%            1.84%
    9.64         (1.86)%              1,063             1.76%*              N/A          5.43%*            34%            1.76%*

   10.51           1.43%            184,708             0.60%               N/A          6.12%             55%            0.68%
   10.99           5.00%             39,939             0.66%*            1.10%*         6.25%*            12%            1.11%*


                                                 See Notes to Financial Statements.

FINANCIAL highlights

INCOME FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                     INCOME FROM INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                                              ------------------------------------------------      ------------------------------
                             NET ASSET                          NET REALIZED
                               VALUE,                          AND UNREALIZED      TOTAL FROM      DIVIDENDS FROM
                            BEGINNING OF     NET INVESTMENT    GAIN/(LOSS) ON      INVESTMENT      NET INVESTMENT        TOTAL
                               PERIOD            INCOME         INVESTMENTS        OPERATIONS          INCOME        DISTRIBUTIONS
                            ------------      ------------      ------------      ------------      ------------      ------------
CLASS A
10/31/99                       $ 9.44             $ 0.63           $(0.45)           $ 0.18           $(0.63)            $(0.63)
10/31/98(a)                      9.48               0.53            (0.04)##           0.49            (0.53)             (0.53)
12/31/97                         9.15               0.60             0.33              0.93            (0.60)             (0.60)
12/31/96                         9.44               0.59            (0.29)             0.30            (0.59)             (0.59)
12/31/95                         8.29               0.59             1.15              1.74            (0.59)             (0.59)
12/31/94                         9.33               0.60            (1.04)            (0.44)           (0.60)             (0.60)

CLASS B
10/31/99                         9.45               0.56            (0.45)             0.11            (0.56)             (0.56)
10/31/98(a)                      9.49               0.46            (0.04)##           0.42            (0.46)             (0.46)
12/31/97                         9.17               0.53             0.32              0.85            (0.53)             (0.53)
12/31/96                         9.46               0.52            (0.29)             0.23            (0.52)             (0.52)
12/31/95                         8.30               0.51             1.16              1.67            (0.51)             (0.51)
12/31/94(c)                      8.85               0.40            (0.55)            (0.15)           (0.40)             (0.40)

CLASS I
10/31/99                         9.44               0.65            (0.45)             0.20            (0.65)             (0.65)
10/31/98(c)                      9.57               0.41            (0.13)##           0.28            (0.41)             (0.41)

----------------
  * Annualized.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived by the investment advisor and/or distributor or if fees had not been reduced by credits allowed by the custodian.
 ## The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a) Fiscal year end changed to October 31 from December 31.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(c) On March 30, 1994 and March 23, 1998 the Fund commenced selling Class B and Class I shares, respectively.

                                                 See Notes to Financial Statements.

                                                              RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                        -----------------------------------------------------------------------------------------
                                                                                                                       RATIO OF
                                                                                                                       OPERATING
                                                                                                                      EXPENSES TO
                                                                                                                      AVERAGE NET
                                                                                                                        ASSETS
                                                                                                                      WITHOUT FEE
                                                                                                                      WAIVERS AND
                                                                                                                         FEES
                                                                   RATIO OF           RATIO OF                        REDUCED BY
                                                                  OPERATING        NET INVESTMENT                       CREDITS
                                                                 EXPENSES TO          INCOME TO       PORTFOLIO       ALLOWED BY
NET ASSET VALUE,                       NET ASSETS, END OF          AVERAGE             AVERAGE         TURNOVER           THE
 END OF PERIOD       TOTAL RETURN+      PERIOD (IN 000'S)       NET ASSETS(b)        NET ASSETS          RATE          CUSTODIAN
 ------------        -------------      -----------------       -------------        ----------          ----         -------------

   $ 8.99                 1.98%              $172,217                1.06%               6.84%             19%             1.10%
     9.44                 5.21%              213,397                 1.07%*              6.66%*            37%              N/A
     9.48                10.51%              77,864                  1.08%               6.47%             27%              N/A
     9.15                 3.46%              86,657                  1.03%               6.52%             42%              N/A
     9.44                21.58%              97,534                  1.08%               6.59%             43%              N/A
     8.29                (4.82)%             88,102                  1.04%               6.83%             26%              N/A

     9.00                 1.12%              42,715                  1.81%               6.09%             19%             1.85%
     9.45                 4.51%              34,321                  1.84%*              5.89%*            37%              N/A
     9.49                 9.51%               9,691                  1.86%               5.65%             27%              N/A
     9.17                 2.59%               7,122                  1.89%               5.69%             42%              N/A
     9.46                20.70%               4,452                  1.91%               5.73%             43%              N/A
     8.30                (1.67)%              2,299                  1.80%*              6.25%*            26%              N/A

     8.99                 2.24%              76,145                  0.68%               7.22%             19%             0.72%
     9.44                 2.84%               7,342                  0.71%*              7.02%*            37%              N/A

                                                 See Notes to Financial Statements

FINANCIAL highlights

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                               INCOME FROM INVESTMENT OPERATIONS                              LESS DISTRIBUTIONS
                             -------------------------------------------     ------------------------------------------------------
                                             NET REALIZED                                  DISTRIBUTIO
                                                 AND                                         NS IN      DISTRIBUTIONS
             NET ASSET                        UNREALIZED                     DIVIDENDS      EXCESS OF        FROM
               VALUE,                         GAIN/(LOSS)     TOTAL FROM     FROM NET          NET            NET
            BEGINNING OF    NET INVESTMENT        ON          INVESTMENT    INVESTMENT     INVESTMENT      REALIZED        TOTAL
               PERIOD           INCOME        INVESTMENTS     OPERATIONS      INCOME         INCOME          GAINS     DISTRIBUTIONS
            ------------     ------------     -----------     ---------     ---------      ---------      ---------      ---------
CLASS A
10/31/99       $11.02          $ 0.44++         $(0.55)        $(0.11)         $(0.45)       $  --          $(0.16)        $(0.61)
10/31/98(a)     10.81            0.16             0.21           0.37           (0.16)          --            --            (0.16)
06/30/98        10.74            0.49             0.17           0.66           (0.49)        (0.00)#        (0.10)         (0.59)
06/30/97        10.56            0.49++           0.23           0.72           (0.49)          --           (0.05)         (0.54)
06/30/96        10.45            0.49             0.15           0.64           (0.49)          --           (0.04)         (0.53)
06/30/95        10.10            0.50             0.35           0.85           (0.50)          --            --            (0.50)

CLASS B
10/31/99        11.02            0.36++          (0.56)         (0.20)          (0.36)          --           (0.16)         (0.52)
10/31/98(a)     10.81            0.13             0.21           0.34           (0.13)          --            --            (0.13)
06/30/98        10.74            0.41             0.17           0.58           (0.41)        (0.00)#        (0.10)         (0.51)
06/30/97        10.56            0.41++           0.23           0.64           (0.41)          --           (0.05)         (0.46)
06/30/96        10.45            0.41             0.15           0.56           (0.41)          --           (0.04)         (0.45)
06/30/95(c)     10.10            0.43             0.35           0.78           (0.43)          --            --            (0.43)

----------------
  * Annualized.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
  # Amount represents less than $0.01 per share.
(a) Fiscal year end changed to October 31 from June 30.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(c) On July 1, 1994 the Fund commenced selling Class B shares.

                                                 See Notes to Financial Statements.

                                                              RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                        -----------------------------------------------------------------------------------------
                                                                                                                      RATIO OF
                                                                                                                       OPERATING
                                                                                                                      EXPENSES TO
                                                                                                                      AVERAGE NET
                                                                                                                         ASSETS
                                                                                                                       WITHOUT FEE
                                                                                                                         WAIVERS,
                                                                                                                         EXPENSES
                                                                                                                        REIMBURSED
                                                                   RATIO OF           RATIO OF                          AND/OR FEES
                                                                  OPERATING        NET INVESTMENT                       REDUCED BY
                                                                 EXPENSES TO          INCOME TO       PORTFOLIO          CREDITS
NET ASSET VALUE,                       NET ASSETS, END OF          AVERAGE             AVERAGE         TURNOVER         ALLOWED BY
 END OF PERIOD       TOTAL RETURN+      PERIOD (IN 000'S)       NET ASSETS(b)        NET ASSETS          RATE         THE CUSTODIAN
 ------------        -------------      -----------------       -------------        ----------          ----         -------------

   $10.30                (1.11)%             $31,253                 0.89%               4.13%               93%           0.97%
    11.02                 3.46%              37,529                  0.82%*              4.39%*               7%           1.15%*
    10.81                 6.26%              38,724                  0.86%               4.49%               25%           1.25%
    10.74                 6.97%              45,157                  0.82%               4.61%               29%           1.31%
    10.56                 6.25%              54,518                  0.73%               4.62%               27%           1.39%
    10.45                 8.71%              54,507                  0.42%               4.95%               13%           1.41%

    10.30                (1.89)%             35,501                  1.64%               3.38%               93%           1.72%
    11.02                 3.20%              23,960                  1.57%*              3.64%*               7%           1.90%*
    10.81                 5.47%              21,688                  1.61%               3.74%               25%           2.01%
    10.74                 6.17%              20,992                  1.57%               3.86%               29%           2.06%
    10.56                 5.46%              20,948                  1.48%               3.87%               27%           2.14%
    10.45                 7.90%              12,391                  1.17%               4.20%               13%           2.16%

                                                 See Notes to Financial Statements.

FINANCIAL highlights

CALIFORNIA MUNICIPAL FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                           INCOME FROM INVESTMENT OPERATIONS                         LESS DISTRIBUTIONS
                                    ------------------------------------------------      ----------------------------------------
                                                                                                         DISTRIBUTIO
                   NET ASSET                          NET REALIZED                        DIVIDENDS          NS
                     VALUE,                          AND UNREALIZED      TOTAL FROM        FROM NET       FROM NET         TOTAL
                  BEGINNING OF     NET INVESTMENT    GAIN/(LOSS) ON      INVESTMENT       INVESTMENT      REALIZED      DISTRIBUTIO
                     PERIOD            INCOME         INVESTMENTS        OPERATIONS         INCOME          GAINS           NS
                  ------------      ------------      ------------      ------------      ----------      ---------      ---------
CLASS A
10/31/99            $11.46            $ 0.54             $(0.94)          $(0.40)           $(0.57)        $(0.06)        $(0.63)
10/31/98(a)          11.33              0.19++             0.13             0.32             (0.19)          --            (0.19)
06/30/98             10.92              0.58++             0.41             0.99             (0.58)          --            (0.58)
06/30/97             10.60              0.59               0.32             0.91             (0.59)          --            (0.59)
06/30/96             10.53              0.60++             0.07             0.67             (0.60)          --            (0.60)
06/30/95             10.38              0.61               0.15             0.76             (0.61)        (0.00)#         (0.61)

CLASS B
10/31/99             11.46              0.48              (0.97)           (0.49)            (0.48)         (0.06)         (0.54)
10/31/98(a)          11.33              0.16++             0.13             0.29             (0.16)          --            (0.16)
06/30/98             10.92              0.50++             0.41             0.91             (0.50)          --            (0.50)
06/30/97             10.60              0.51               0.32             0.83             (0.51)          --            (0.51)
06/30/96             10.53              0.51++             0.07             0.58             (0.51)          --            (0.51)
06/30/95(c)          10.38              0.53               0.15             0.68             (0.53)        (0.00)#         (0.53)

----------------
  * Annualized.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
  # Amount represents less than $0.01 per share.
(a) Fiscal year end changed to October 31 from June 30.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(c) On July 1, 1994 the Fund commenced selling Class B shares.

                                                 See Notes to Financial Statements

                                                              RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                        -----------------------------------------------------------------------------------------
                                                                                                                       RATIO OF
                                                                                                                       OPERATING
                                                                                                                      EXPENSES TO
                                                                                                                      AVERAGE NET
                                                                                                                        ASSETS
                                                                                                                      WITHOUT FEE
                                                                                                                      WAIVERS AND
                                                                                                                         FEES
                                                                   RATIO OF           RATIO OF                        REDUCED BY
                                                                  OPERATING        NET INVESTMENT                       CREDITS
                                                                 EXPENSES TO          INCOME TO       PORTFOLIO       ALLOWED BY
NET ASSET VALUE,                       NET ASSETS, END OF          AVERAGE             AVERAGE         TURNOVER           THE
 END OF PERIOD       TOTAL RETURN+      PERIOD (IN 000'S)       NET ASSETS(b)        NET ASSETS          RATE          CUSTODIAN
 ------------        -------------      -----------------       -------------        ----------          ----         -------------
   $10.43                (3.87)%            $283,929                 0.88%               4.94%               92%           0.91%
    11.46                 2.82%              287,590                 0.97%*              4.87%*              28%           1.05%*
    11.33                 9.26%              290,328                 1.00%               5.18%               87%           1.19%
    10.92                 8.83%              318,251                 0.97%               5.51%               36%           1.26%
    10.60                 6.40%              372,177                 0.94%               5.56%               17%           1.29%
    10.53                 7.57%              405,967                 0.85%               5.89%               22%           1.29%

    10.43                (4.62)%            133,842                  1.63%               4.19%               92%           1.66%
    11.46                 2.56%              49,683                  1.72%*              4.12%*              28%           1.81%*
    11.33                 8.45%              34,537                  1.75%               4.42%               87%           1.95%
    10.92                 8.02%              25,219                  1.72%               4.76%               36%           2.01%
    10.60                 5.61%              20,543                  1.69%               4.81%               17%           2.04%
    10.53                 6.78%               7,230                  1.60%               5.14%               22%           2.04%

                                                 See Notes to Financial Statements.

FINANCIAL highlights

FLORIDA INSURED MUNICIPAL FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                           INCOME FROM INVESTMENT OPERATIONS                         LESS DISTRIBUTIONS
                                    ------------------------------------------------      ----------------------------------------
                                                                                                       DISTRIBUTIONS
                   NET ASSET                          NET REALIZED                        DIVIDENDS       IN EXCESS
                     VALUE,                          AND UNREALIZED      TOTAL FROM        FROM NET        OF NET
                  BEGINNING OF     NET INVESTMENT    GAIN/(LOSS) ON      INVESTMENT       INVESTMENT     INVESTMENT        TOTAL
                     PERIOD            INCOME         INVESTMENTS        OPERATIONS         INCOME         INCOME      DISTRIBUTIONS
                  ------------      ------------      ------------      ------------      ----------      ---------    ------------
CLASS A
10/31/99            $10.50            $ 0.48             $(0.90)          $(0.42)           $(0.48)        $ --           $(0.48)
10/31/98(a)          10.35              0.17               0.15             0.32             (0.17)          --            (0.17)
06/30/98              9.93              0.49               0.42             0.91             (0.49)          --            (0.49)
06/30/97              9.64              0.49++             0.30             0.79             (0.50)        (0.00)#         (0.50)
06/30/96              9.43              0.50               0.21             0.71             (0.50)          --            (0.50)
06/30/95              9.40              0.52             0.03##             0.55             (0.52)          --            (0.52)

CLASS B
10/31/99             10.50              0.40              (0.90)           (0.50)            (0.40)          --            (0.40)
10/31/98(a)          10.35              0.14               0.15             0.29             (0.14)          --            (0.14)
06/30/98              9.93              0.41               0.43             0.84             (0.42)          --            (0.42)
06/30/97              9.64              0.42++             0.30             0.72             (0.43)        (0.00)#         (0.43)
06/30/96              9.43              0.42               0.21             0.63             (0.42)          --            (0.42)
06/30/95(c)           9.40              0.45               0.03##           0.48             (0.45)          --            (0.45)

----------------
  * Annualized.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
  # Amount represents less than $0.01 per share.
 ## The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a) Fiscal year end changed to October 31 from June 30.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(c) On July 1, 1994 the Fund commenced selling Class B shares.

                                                 See Notes to Financial Statements.

                                                               RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                       --------------------------------------------------------------------------------------
                                                                                                                  RATIO OF
                                                                                                                  OPERATING
                                                                                                                 EXPENSES TO
                                                                                                                 AVERAGE NET
                                                                                                                   ASSETS
                                                                                                                 WITHOUT FEE
                                                                                                                   WAIVERS,
                                                                                                                   EXPENSES
                                                                                                                  REIMBURSED
                                                                                RATIO OF                          AND/OR FEES
                                                            RATIO OF              NET                              REDUCED BY
 NET ASSET                             NET ASSETS,         OPERATING           INVESTMENT                           CREDITS
  VALUE,                                 END OF           EXPENSES TO          INCOME TO         PORTFOLIO        ALLOWED BY
  END OF             TOTAL             PERIOD (IN         AVERAGE NET         AVERAGE NET         TURNOVER            THE
  PERIOD            RETURN+              000'S)             ASSETS(b)            ASSETS             RATE           CUSTODIAN
 ---------         ---------           ----------          ---------            ---------        ---------         ---------
  $ 9.60            (4.14)%              $12,015              0.97%                4.68%            104%              1.14%
   10.50              3.08%               15,813              0.82%*               4.76%*            40%              1.40%*
   10.35              9.34%               16,538              0.88%                4.79%             51%              1.45%
    9.93              8.43%               22,761              0.82%                5.01%             53%              1.46%
    9.64              7.56%               29,821              0.63%                5.08%             52%              1.46%
    9.43              6.01%               33,714              0.39%                5.53%             44%              1.51%

    9.60            (4.91)%                7,273              1.71%                3.94%            104%              1.88%
   10.50              2.82%                6,054              1.57%*               4.01%*            40%              2.15%*
   10.35              8.53%                5,075              1.63%                4.04%             51%              2.21%
    9.93              7.63%                5,067              1.57%                4.26%             53%              2.21%
    9.64              6.76%                5,428              1.38%                4.33%             52%              2.21%
    9.43              5.23%                3,330              1.14%                4.78%             44%              2.26%


                                                 See Notes to Financial Statements.

FINANCIAL highlights
TAX-EXEMPT BOND FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                         INCOME FROM INVESTMENT OPERATIONS                         LESS DISTRIBUTIONS
                                 -----------------------------------------------     ----------------------------------------------

                  NET ASSET                        NET REALIZED                        DIVIDENDS   DISTRIBUTIONS
                    VALUE,                        AND UNREALIZED    TOTAL FROM        FROM NET        FROM NET
                 BEGINNING OF    NET INVESTMENT   GAIN/(LOSS) ON    INVESTMENT       INVESTMENT       REALIZED           TOTAL
                    PERIOD           INCOME        INVESTMENTS       OPERATIONS         INCOME          GAINS         DISTRIBUTIONS
                 ------------     ------------     ------------     ------------      ----------  ---------------     -------------
CLASS A
10/31/99           $ 8.11           $ 0.41           $(0.70)          $(0.29)          $(0.41)          $ --             $(0.41)
10/31/98(a)          8.09             0.34             0.02             0.36            (0.34)            --              (0.34)
12/31/97             7.83             0.38             0.27             0.65            (0.38)           (0.01)           (0.39)
12/31/96             8.02             0.38            (0.19)            0.19            (0.38)            --              (0.38)
12/31/95             7.13             0.38             0.89             1.27            (0.38)            --              (0.38)
12/31/94             8.04             0.39            (0.91)           (0.52)           (0.39)            --              (0.39)

CLASS B
10/31/99             8.11             0.35            (0.70)           (0.35)           (0.35)            --              (0.35)
10/31/98(a)          8.09             0.28             0.03             0.31            (0.29)            --              (0.29)
12/31/97             7.83             0.32             0.27             0.59            (0.32)           (0.01)           (0.33)
12/31/96             8.02             0.31            (0.19)            0.12            (0.31)            --              (0.31)
12/31/95             7.13             0.32             0.89             1.21            (0.32)            --              (0.32)
12/31/94(c)          7.49             0.25            (0.36)           (0.11)           (0.25)            --              (0.25)

----------------

  *  Annualized.
  +  Total return is not annualized for the periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if fees had not been reduced by credits allowed by the custodian.
(a)  Fiscal year end changed to October 31 from December 31.
(b)  Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(c)  On March 30, 1994 the Fund commenced selling Class B shares.


                                                 See Notes to Financial Statements.

                                                         RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                        -----------------------------------------------------------------------------

                                                                                     RATIO OF
                                                                  RATIO OF              NET
                                         NET ASSETS,              OPERATING          INVESTMENT
    NET ASSET                              END OF                 EXPENSES          TO INCOME TO           PORTFOLIO
     VALUE,               TOTAL            PERIOD             (IN AVERAGE NET       AVERAGE NET             TURNOVER
  END OF PERIOD          RETURN+           000'S)                 ASSETS(b)            ASSETS                 RATE
 -------------        ------------      ------------              ---------           ---------             ---------
      $7.41             (3.77)%            $247,814                 0.89%               5.16%                  57%
       8.11               4.58%             301,162                 0.84%*              5.14%*                  6%
       8.09               8.59%             188,021                 0.80%               4.84%                  21%
       7.83               2.52%             203,606                 0.75%               4.90%                  22%
       8.02              18.25%             230,055                 0.81%               5.03%                   8%
       7.13              (6.53)%            215,438                 0.79%               5.23%                  12%

       7.41              (4.52)%             25,059                 1.64%               4.41%                  57%
       8.11               3.88%              17,344                 1.62%*              4.36%*                  6%
       8.09               7.71%               8,110                 1.62%               4.00%                  21%
       7.83               1.61%               5,266                 1.65%               4.01%                  22%
       8.02              17.30%               2,682                 1.62%               4.18%                   8%
       7.13              (1.46)%              1,258                 1.58%*              4.53%*                 12%


                                                 See Notes to Financial Statements.

FINANCIAL highlights
BOND & STOCK FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                           INCOME FROM INVESTMENT OPERATIONS                         LESS DISTRIBUTIONS
                                    ------------------------------------------------      ----------------------------------------
                 NET ASSET                         NET REALIZED                       DIVIDENDS      DISTRIBUTIONS
                   VALUE,                         AND UNREALIZED    TOTAL FROM        FROM NET         FROM NET
                BEGINNING OF     NET INVESTMENT      GAIN ON        INVESTMENT       INVESTMENT        REALIZED         TOTAL
                   PERIOD            INCOME        INVESTMENTS      OPERATIONS         INCOME            GAINS      DISTRIBUTIONS
                ------------     --------------   --------------   ------------      ----------      -------------  -------------
CLASS A
10/31/99           $14.02           $ 0.41           $ 0.61           $ 1.02           $(0.40)          $(0.04)          $(0.44)
10/31/98            16.13             0.45++           0.21##           0.66            (0.45)           (2.32)           (2.77)
10/31/97            14.71             0.50             2.37             2.87            (0.51)           (0.94)           (1.45)
10/31/96            13.48             0.52             1.53             2.05            (0.50)           (0.32)           (0.82)
10/31/95            11.53             0.50             2.02             2.52            (0.49)           (0.08)           (0.57)

CLASS B
10/31/99            13.96             0.27             0.63             0.90            (0.29)           (0.04)           (0.33)
10/31/98            16.10             0.33++           0.19##           0.52            (0.34)           (2.32)           (2.66)
10/31/97            14.69             0.39             2.36             2.75            (0.40)           (0.94)           (1.34)
10/31/96            13.47             0.41             1.53             1.94            (0.40)           (0.32)           (0.72)
10/31/95            11.51             0.39             2.03             2.42            (0.38)           (0.08)           (0.46)
----------------
  + Total return is not annualized for the periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
 ## The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.


                                                 See Notes to Financial Statements.

                                                        RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                         -------------------------------------------------------------------------

                                                                 RATIO OF           RATIO OF
                                                                OPERATING              NET
                                         NET ASSETS,           EXPENSES TO         INVESTMENT
    NET ASSET                              END OF                 AVERAGE           INCOME TO            PORTFOLIO
     VALUE,               TOTAL          PERIOD (IN                 NET            AVERAGE NET           TURNOVER
  END OF PERIOD          RETURN+            000'S)               ASSETS(a)            ASSETS               RATE
  -------------          -------         -----------            ----------         -----------           ---------
     $14.60               7.36%           $241,746                 1.05%              2.61%                 45%
      14.02               4.03%            298,651                 0.97%              3.09%                 80%
      16.13              20.81%            307,018                 0.99%              3.31%                 54%
      14.71              15.66%            255,414                 0.98%              3.68%                 46%
      13.48              22.55%            208,592                 1.02%              3.98%                 32%

      14.53               6.46%             75,485                 1.84%              1.82%                 45%
      13.96               3.12%             74,542                 1.76%              2.30%                 80%
      16.10              19.86%             46,556                 1.79%              2.48%                 54%
      14.69              14.73%             22,243                 1.86%              2.80%                 46%
      13.47              21.60%              7,372                 1.84%              3.10%                 32%


                                                 See Notes to Financial Statements.

FINANCIAL highlights
GROWTH & INCOME FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                        INCOME FROM INVESTMENT OPERATIONS                           LESS DISTRIBUTIONS
                                 ---------------------------------------------       ----------------------------------------------

                  NET ASSET                        NET REALIZED                       DIVIDENDS      DISTRIBUTIONS
                    VALUE,                        AND UNREALIZED    TOTAL FROM        FROM NET         FROM NET
                 BEGINNING OF    NET INVESTMENT   GAIN/(LOSS) ON    INVESTMENT       INVESTMENT        REALIZED           TOTAL
                    PERIOD       INCOME/(LOSS)     INVESTMENTS      OPERATIONS         INCOME            GAINS        DISTRIBUTIONS
                 ------------    -------------   ---------------    ----------       ----------      -------------    -------------
CLASS A
10/31/99           $19.99           $ 0.09++         $ 4.62           $ 4.71           $(0.09)          $(0.00)#         $(0.09)
10/31/98            21.01             0.11++           1.43             1.54            (0.09)           (2.47)           (2.56)
10/31/97            17.26             0.12             4.98             5.10            (0.14)           (1.21)           (1.35)
10/31/96            14.65             0.20             3.16             3.36            (0.21)           (0.54)           (0.75)
10/31/95            12.71             0.22             2.31             2.53            (0.19)           (0.40)           (0.59)

CLASS B
10/31/99            19.77            (0.09)++          4.56             4.47             --               --               --
10/31/98            20.85            (0.07)++          1.46             1.39            (0.00)#          (2.47)           (2.47)
10/31/97            17.17            (0.02)            4.93             4.91            (0.02)           (1.21)           (1.23)
10/31/96            14.59             0.06             3.14             3.20            (0.08)           (0.54)           (0.62)
10/31/95            12.68             0.11             2.31             2.42            (0.11)           (0.40)           (0.51)

CLASS I
10/31/99            20.03             0.16++           4.61             4.77            (0.15)           (0.00)#          (0.15)
10/31/98(a)         21.42             0.11++          (1.43)##         (1.32)           (0.07)            --              (0.07)

----------------
  * Annualized.
  + Total return is not annualized for the periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if fees had not been waived by the investment advisor and/or distributor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
  #  Amount represents less than $0.01 per share.
 ## The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a) On March 23, 1998 the Fund commenced selling Class I shares.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.


                                                 See Notes to Financial Statements.

                                                      RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                  ------------------------------------------------------------------------------
                                                                                                      RATIO OF
                                                                                                      OPERATING
                                                                                                     EXPENSES TO
                                                                                                     AVERAGE NET
                                                                                                        ASSETS
                                                                                                     WITHOUT FEE
                                                                      RATIO OF                         WAIVERS
                                                                         NET                         AND/OR FEES
                                                      RATIO OF       INVESTMENT                       REDUCED BY
    NET ASSET                     NET ASSETS,         OPERATING        INCOME/                         CREDITS
      VALUE,                        END OF           EXPENSES TO      (LOSS) TO         PORTFOLIO     ALLOWED BY
      END OF         TOTAL        PERIOD (IN         AVERAGE NET     AVERAGE NET         TURNOVER        THE
      PERIOD        RETURN+         000'S)            ASSETS(b)        ASSETS              RATE       CUSTODIAN
    ---------      ---------      ----------          ---------       ---------         ---------     ---------

     $24.61          23.57%        $705,835             1.00%           0.37%               47%          N/A
      19.99           7.38%         502,115             0.94%           0.52%               79%          N/A
      21.01          31.24%         299,928             1.05%           0.66%               71%          N/A
      17.26          23.61%         178,331             1.03%           1.26%               52%          N/A
      14.65          20.87%         130,630             1.07%           1.62%               39%          N/A

      24.24          22.61%         233,216             1.76%         (0.39)%               47%        1.84%
      19.77           6.60%         117,063             1.79%         (0.33)%               79%          N/A
      20.85          30.20%          49,994             1.88%         (0.19)%               71%          N/A
      17.17          22.55%          22,851             1.94%           0.34%               52%          N/A
      14.59          19.95%           8,871             1.91%           0.69%               39%          N/A

      24.65          23.87%         461,629             0.67%           0.70%               47%          N/A
      20.03          (6.18)%        185,528             0.62%*          0.84%*              79%          N/A


                                                 See Notes to Financial Statements.

FINANCIAL highlights
GROWTH FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                        INCOME FROM INVESTMENT OPERATIONS                         LESS DISTRIBUTIONS
                                 ---------------------------------------------       -----------------------------------------------

                 NET ASSET                         NET REALIZED                        DIVIDENDS    DISTRIBUTIONS
                   VALUE,                         AND UNREALIZED    TOTAL FROM        FROM NET         FROM NET
                BEGINNING OF     NET INVESTMENT   GAIN/(LOSS) ON    INVESTMENT       INVESTMENT        REALIZED           TOTAL
                   PERIOD        INCOME/(LOSS)     INVESTMENTS      OPERATIONS         INCOME            GAINS        DISTRIBUTIONS
                ------------     --------------   --------------    ----------       ----------     -------------     -------------
CLASS A
10/31/99           $17.64           $(0.21)++        $14.11           $13.90           $ --             $(1.83)          $(1.83)
10/31/98(a)         18.46            (0.07)++         (0.75)           (0.82)            --               --               --
06/30/98            14.90            (0.15)++          4.99             4.84             --              (1.28)           (1.28)
06/30/97            15.69            (0.03)++          1.58             1.55             --              (2.34)           (2.34)
06/30/96            14.18            (0.07)++          3.47             3.40             --              (1.89)           (1.89)
06/30/95            10.73             0.05++           3.42             3.47            (0.02)           (0.00)#          (0.02)

CLASS B
10/31/99            16.99            (0.38)++         13.51            13.13             --              (1.83)           (1.83)
10/31/98(a)         17.82            (0.12)++         (0.71)           (0.83)            --               --               --
06/30/98            14.53            (0.25)++          4.82             4.57             --              (1.28)           (1.28)
06/30/97            15.47            (0.14)++          1.54             1.40             --              (2.34)           (2.34)
06/30/96            14.10            (0.19)++          3.45             3.26             --              (1.89)           (1.89)
06/30/95(c)         10.73            (0.04)++          3.42             3.38            (0.01)           (0.00)#          (0.01)

CLASS I
10/31/99            17.76            (0.11)++         14.14            14.03             --              (1.83)           (1.83)
10/31/98(a)         18.56            (0.05)++         (0.75)           (0.80)            --               --               --
06/30/98            14.94            (0.10)++          5.00             4.90             --              (1.28)           (1.28)
06/30/97(c)         14.21             0.00++#          3.07             3.07             --              (2.34)           (2.34)

----------------

  * Annualized.
  + Total return is not annualized for the periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived by the investment advisor and/or distributor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
  # Amount represents less than $0.01 per share.
(a) Fiscal year end changed to October 31 from June 30.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(c) On July 1, 1994 and July 25, 1996 the Fund commenced selling Class B and Class I shares, respectively.


                                                 See Notes to Financial Statements.

                                                    RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                --------------------------------------------------------------------------------
                                                                                                     RATIO OF
                                                                                                     OPERATING
                                                                                                    EXPENSES TO
                                                                                                    AVERAGE NET
                                                                                                       ASSETS
                                                                                                     WITHOUT FEE
                                                                       RATIO OF                        WAIVERS
                                                                         NET                         AND/OR FEES
                                                       RATIO OF      INVESTMENT                      REDUCED BY
   NET ASSET                      NET ASSETS,         OPERATING        INCOME/                        CREDITS
     VALUE,                         END OF           EXPENSES TO      (LOSS) TO          PORTFOLIO   ALLOWED BY
     END OF           TOTAL       PERIOD (IN         AVERAGE NET     AVERAGE NET         TURNOVER        THE
     PERIOD          RETURN+        000'S)             ASSETS(b)        ASSETS             RATE       CUSTODIAN
   ---------         ------       ----------         -----------     -----------         ---------   -----------

     $29.71          84.96%        $240,363             1.27%          (0.84)%             119%         1.46%
      17.64          (4.44)%        104,775             1.69%*         (1.21)%*             24%          N/A
      18.46          35.43%         112,153             1.66%          (0.91)%             153%          N/A
      14.90          10.88%         111,187             1.70%          (0.22)%             156%          N/A
      15.69          25.44%         179,720             1.70%          (0.49)%             205%          N/A
      14.18          32.33%         154,763             1.76%           0.28%              233%          N/A

      28.29          83.57%         226,507             2.03%          (1.60)%             119%         2.25%
      16.99          (4.66)%         39,379             2.54%*         (2.06)%*             24%          N/A
      17.82          34.43%          38,390             2.46%          (1.70)%             153%          N/A
      14.53           9.99%          30,397             2.45%          (0.97)%             156%          N/A
      15.47          24.54%          25,067             2.45%          (1.24)%             205%          N/A
      14.10          31.46%           6,928             2.51%          (0.47)%             233%          N/A

      29.96          85.13%         386,367             0.87%          (0.44)%             119%         1.06%
      17.76          (4.31)%        119,351             1.26%*         (0.78)%*             24%          N/A
      18.56          35.75%         115,729             1.36%          (0.61)%             153%          N/A
      14.94          22.73%         126,986             1.45%*          0.03%*             156%          N/A


                                                 See Notes to Financial Statements.

FINANCIAL highlights
NORTHWEST FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                               INCOME FROM INVESTMENT OPERATIONS                              LESS DISTRIBUTIONS
                          --------------------------------------------      ------------------------------------------------------

                                           NET REALIZED
                                                AND
          NET ASSET                          UNREALIZED                      DIVIDENDS    DISTRIBUTIONS
            VALUE,                           GAIN/(LOSS)     TOTAL FROM      FROM NET       FROM NET     DISTRIBUTIONS
         BEGINNING OF     NET INVESTMENT         ON          INVESTMENT     INVESTMENT      REALIZED         FROM         TOTAL
            PERIOD        INCOME/(LOSS)      INVESTMENTS     OPERATIONS       INCOME          GAINS         CAPITAL    DISTRIBUTIONS
         ------------      ------------      -----------      ---------      ---------    -------------  ------------  -------------
CLASS A
10/31/99    $20.37           $(0.05)          $11.72           $11.67          $  --           $ --           $ --         $ --
10/31/98     25.92            (0.02)++         (0.76)           (0.78)            --            (4.74)         (0.03)       (4.77)
10/31/97     19.69            (0.02)            8.13             8.11             --            (1.88)          --          (1.88)
10/31/96     17.40             0.03             2.47             2.50            (0.03)         (0.18)          --          (0.21)
10/31/95     14.30             0.07             3.10             3.17            (0.07)          --             --          (0.07)

CLASS B
10/31/99
             19.64            (0.25)           11.24            10.99             --             --             --           --
10/31/98     25.34            (0.20)++         (0.73)           (0.93)            --            (4.74)         (0.03)       (4.77)
10/31/97     19.45            (0.08)            7.85             7.77             --            (1.88)          --          (1.88)
10/31/96     17.31            (0.08)            2.40             2.32             --            (0.18)          --          (0.18)
10/31/95     14.28            (0.05)            3.08             3.03             --             --             --           --

CLASS I
10/31/99(b)  29.72             0.01             2.31             2.32             --             --             --           --

---------------
  * Annualized.
  + Total return is not annualized for the periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
(a) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(b) On June 7, 1999 the Fund commenced selling Class I shares.


                                                 See Notes to Financial Statements.

                                                      RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                 ----------------------------------------------------------------------------------
                                                                                                         RATIO OF
                                                                                                         OPERATING
                                                                                                        EXPENSES TO
                                                                                                        AVERAGE NET
                                                                                                           ASSETS
                                                                                                        WITHOUT FEE
                                                                      RATIO OF                            WAIVERS
                                                                         NET                             AND/OR FEES
                                                      RATIO OF       INVESTMENT                          REDUCED BY
   NET ASSET                      NET ASSETS,        OPERATING         INCOME/                            CREDITS
     VALUE,                         END OF          EXPENSES TO      (LOSS) TO         PORTFOLIO         ALLOWED BY
     END OF          TOTAL          PERIOD        (IN AVERAGE NET   AVERAGE NET         TURNOVER             THE
     PERIOD         RETURN+         000'S)            ASSETS(a)        ASSETS             RATE            CUSTODIAN
   ---------       ---------      ----------          ---------       ---------         ---------         ---------

     $32.04          57.29%        $338,980             1.15%          (0.21)%              41%             1.15%
      20.37          (4.81)%        243,126             1.10%          (0.09)%              39%             1.10%
      25.92          44.47%         256,908             1.05%          (0.08)%              37%             1.11%
      19.69          14.54%         176,706             1.08%           0.16%               42%             1.08%
      17.40          22.24%         157,953             1.10%           0.44%                9%             1.10%

      30.63          55.96%          77,658             1.99%          (1.05)%              41%             1.99%
      19.64          (5.63)%         47,106             1.95%          (0.94)%              39%             1.95%
      25.34          43.17%          39,627             1.91%          (0.96)%              37%             1.97%
      19.45          13.54%          14,653             1.98%          (0.76)%              42%             1.98%
      17.31          21.25%           7,083             1.95%          (0.45)%               9%             1.95%

      32.04           7.81%           6,102             0.81%*          0.13%*              41%             0.81%*


                                                 See Notes to Financial Statements.

FINANCIAL highlights
EMERGING GROWTH FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                     INCOME FROM INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                                              ------------------------------------------------      ------------------------------

                             NET ASSET                           NET REALIZED
                               VALUE,                           AND UNREALIZED      TOTAL FROM       DISTRIBUTIONS
                            BEGINNING OF       NET INVESTMENT   GAIN/(LOSS) ON      INVESTMENT          FROM NET           TOTAL
                               PERIOD               LOSS          INVESTMENTS        OPERATIONS      REALIZED GAINS    DISTRIBUTIONS
                            ------------        ------------    --------------      ------------     --------------    -------------
CLASS A
10/31/99                       $16.25             $(0.20)++          $ 6.36            $ 6.16           $(2.80)          $(2.80)
10/31/98(a)                     19.49              (0.08)++           (3.16)            (3.24)              --               --
06/30/98                        18.28              (0.22)++            2.50              2.28            (1.07)           (1.07)
06/30/97                        20.17              (0.21)++           (0.18)            (0.39)           (1.50)           (1.50)
06/30/96                        15.47              (0.19)++            5.65              5.46            (0.76)           (0.76)
06/30/95                        13.02              (0.00)++#           2.77              2.77            (0.32)           (0.32)

CLASS B
10/31/99                        15.67              (0.34)++            6.08              5.74            (2.80)           (2.80)
10/31/98(a)                     18.86              (0.13)++           (3.06)            (3.19)            --               --
06/30/98                        17.85              (0.36)++            2.44              2.08            (1.07)           (1.07)
06/30/97                        19.88              (0.34)++           (0.19)            (0.53)           (1.50)           (1.50)
06/30/96                        15.37              (0.32)++            5.59              5.27            (0.76)           (0.76)
06/30/95(c)                     13.02              (0.10)++            2.77              2.67            (0.32)           (0.32)

----------------

  * Annualized.
 ** Represents offering share price.
  + Total return is not annualized for the periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
  # Amount represents less than $0.01 per share.
(a) Fiscal year end changed to October 31 from June 30.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(c) On July 1, 1994 the Fund commenced selling Class B shares.


                                                 See Notes to Financial Statements.

                                                      RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                 -----------------------------------------------------------------------------------
                                                                                                           RATIO OF
                                                                                                           OPERATING
                                                                                                           EXPENSES
                                                                                                              TO
                                                                                                           AVERAGE
                                                                                                             NET
                                                                                                            ASSETS
                                                                                                           WITHOUT
                                                                                                             FEE
                                                                                                           WAIVERS
                                                                                                           AND/OR
                                                                      RATIO OF                              FEES
                                                                         NET                               REDUCED
                                                       RATIO OF      INVESTMENT                               BY
                                  NET ASSETS,         OPERATING       LOSS TO                              CREDITS
  NET ASSET                         END OF           EXPENSES TO       AVERAGE         PORTFOLIO           ALLOWED
   VALUE,                         PERIOD (IN         AVERAGE NET         NET            TURNOVER           BY THE
 END OF PERIOD   TOTAL RETURN+      000'S)            ASSETS(b)         ASSETS            RATE            CUSTODIAN
 -------------   ------------     -----------        -----------     ----------        ---------          ---------

     $19.61          42.60%        $ 92,130             1.78%          (1.16)%              45%             1.94%
      16.25         (16.62)%         88,502             1.88%*         (1.43)%*             20%             1.89%*
      19.49          12.95%         118,473             1.66%          (1.10)%             112%             1.66%
      18.28          (1.50)%        165,719             1.64%          (1.17)%              81%             1.64%
      20.17          35.93%         283,747             1.64%          (1.02)%             131%             1.65%
      15.47          21.54%         185,722             1.68%          (0.31)%             181%               N/A

      18.61          41.32%          28,969             2.70%          (2.08)%              45%             2.86%
      15.67         (16.87)%         22,172             2.84%*         (2.39)%*             20%             2.85%*
      18.86          12.05%          28,540             2.47%          (1.92)%             112%             2.47%
      17.85          (2.26)%         29,123             2.39%          (1.92)%              81%             2.39%
      19.88          34.93%          28,920             2.39%          (1.77)%             131%             2.40%
      15.37          20.69%          10,208             2.43%          (1.06)%             181%               N/A


                                                 See Notes to Financial Statements.

FINANCIAL highlights
INTERNATIONAL GROWTH FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                             INCOME FROM INVESTMENT OPERATIONS                          LESS DISTRIBUTIONS
                           -------------------------------------  ------------------------------------------------------------------

                                             NET                                                           DISTRIBUTIONS
                                           REALIZED                                                             IN
                                             AND                  DIVIDENDS  DISTRIBUTIONS   DISTRIBUTIONS    EXCESS
               NET ASSET                 UNREALIZED      TOTAL      FROM      IN EXCESS         FROM            OF
                  VALUE,       NET       GAIN/(LOSS)     FROM        NET        OF NET           NET            NET
                BEGINNING   INVESTMENT       ON       INVESTMENT  INVESTMENT  INVESTMENT       REALIZED      REALIZED     TOTAL
                OF PERIOD  INCOME/(LOSS) INVESTMENTS  OPERATIONS    INCOME      INCOME           GAINS         GAINS   DISTRIBUTIONS
                ---------  ------------- -----------  ----------    ------      ------          -----         -----   -------------
CLASS A
10/31/99         $ 8.86      $ 0.01++      $ 2.65       $ 2.66      $(0.27)      $--            $(0.11)        $--       $(0.38)
10/31/98(a)       10.20       (0.02)++      (1.32)       (1.34)       --          --              --            --         --
06/30/98          11.85        0.05++       (0.67)       (0.62)      (0.50)      (0.03)          (0.50)         --        (1.03)
06/30/97          10.49        0.04++        1.55         1.59       (0.13)       --             (0.10)         --        (0.23)
06/30/96           9.78        0.05++        1.21         1.26       (0.05)      (0.04)          (0.46)         --        (0.55)
06/30/95          10.74       (0.11)++      (0.31)       (0.42)      (0.04)       --             (0.44)        (0.06)     (0.54)

CLASS B
10/31/99           8.72       (0.08)++       2.60         2.52       (0.26)       --             (0.11)         --        (0.37)
10/31/98(a)       10.07       (0.05)++      (1.30)       (1.35)       --          --              --            --         --
06/30/98          11.70       (0.04)++      (0.64)       (0.68)      (0.42)      (0.03)          (0.50)         --        (0.95)
06/30/97          10.39       (0.04)++       1.53         1.49       (0.08)       --             (0.10)         --        (0.18)
06/30/96           9.73       (0.03)++       1.21         1.18       (0.02)      (0.04)          (0.46)         --        (0.52)
06/30/95(c)       10.74       (0.17)++      (0.31)       (0.48)      (0.03)       --             (0.44)        (0.06)     (0.53)

CLASS I
10/31/99           8.83        0.07++        2.65         2.72       (0.28)       --             (0.11)         --        (0.39)
10/31/98(a)       10.16        0.00++#      (1.33)       (1.33)       --          --              --            --         --
06/30/98          11.82        0.09++       (0.69)       (0.60)      (0.53)      (0.03)          (0.50)         --        (1.06)
06/30/97(c)        9.88        0.06++        2.15         2.21       (0.17)       --             (0.10)         --        (0.27)
----------------

  * Annualized.
  + Total return is not annualized for the periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
  # Amount represents less than $0.01 per share.
(a) Fiscal year end changed to October 31 from June 30.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(c) On July 1, 1994 and July 25, 1996 the Fund commenced selling Class B and Class I shares, respectively.


                                                 See Notes to Financial Statements.

                                                      RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                 -----------------------------------------------------------------------------------
                                                                                                           RATIO OF
                                                                                                           OPERATING
                                                                                                           EXPENSES
                                                                                                              TO
                                                                                                           AVERAGE
                                                                                                             NET
                                                                                                           ASSETS
                                                                                                           WITHOUT
                                                                                                             FEE
                                                                                                           WAIVERS
                                                                                                           AND/OR
                                                                      RATIO OF                              FEES
                                                                         NET                               REDUCED
                                                       RATIO OF      INVESTMENT                              BY
                                 NET ASSETS,          OPERATING        LOSS TO                             CREDITS
    NET ASSET                      END OF            EXPENSES TO       AVERAGE          PORTFOLIO          ALLOWED
      VALUE,                     PERIOD (IN          AVERAGE NET         NET             TURNOVER          BY THE
  END OF PERIOD   TOTAL RETURN+     000'S)            ASSETS(b)        ASSETS              RATE           CUSTODIAN
   -----------    ------------   -----------          ---------        -------           -------           -------

     $11.14          31.15%        $ 28,618             1.88%           0.13%              164%             1.89%
       8.86         (13.14)%         30,117             1.86%*         (0.50)%*             41%             1.86%*
      10.20          (4.19)%         38,281             1.67%           0.50%              118%             1.67%
      11.85          15.50%          57,776             1.65%           0.35%               67%             1.65%
      10.49          13.16%         116,254             1.77%           0.46%              125%             1.77%
       9.78          (4.01)%         91,763             1.69%           0.62%               81%               N/A

      10.87          29.87%          11,101             2.80%          (0.79)%             164%             2.81%
       8.72         (13.41)%          3,552             2.97%*         (1.61)%*             41%             2.97%*
      10.07          (4.95)%          4,294             2.94%          (0.35)%             118%             2.94%
      11.70          14.66%           4,876             2.40%          (0.40)%              67%             2.40%
      10.39          12.34%           4,447             2.52%          (0.29)%             125%             2.52%
       9.73          (4.61)%          2,268             2.44%          (0.13)%              81%               N/A

      11.16          31.98%         163,610             1.28%           0.73%              164%             1.29%
       8.83         (13.09)%         98,554             1.32%*          0.04%*              41%             1.32%*
      10.16          (3.98)%        108,521             1.36%           0.81%              118%             1.36%
      11.82          22.76%          95,512             1.40%*          0.60%*              67%             1.40%*

                                                 See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

TARGET MATURITY 2002 FUND

OCTOBER 31, 1999

         PRINCIPAL
            AMOUNT                                                                        VALUE
         ---------                                                                        -----
U.S. TREASURY OBLIGATION - 100.1%
    U.S. TREASURY STRIP (PRINCIPAL ONLY)
$2,310,000  Zero coupon due 11/15/2002 .........................................      $1,936,803
                                                                                      ----------
TOTAL INVESTMENTS (Cost $1,940,058*) ...................................  100.1%        1,936,803

OTHER ASSETS AND LIABILITIES (NET) .....................................   (0.1)           (2,390)
                                                                                      ----------
NET ASSETS .............................................................  100.0%       $1,934,413
                                                                          =====        ==========
--------------
*Aggregate cost for federal tax purposes.


--------------------------------------------------------------------------------------------------

                                         GLOSSARY OF TERMS

  STRIP  --Separate trading of registered interest and principal of securities

--------------------------------------------------------------------------------------------------

                                See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

HIGH YIELD FUND

OCTOBER 31, 1999

PRINCIPAL
  AMOUNT                                                                                 VALUE
---------                                                                                -----

CORPORATE BONDS AND NOTES - 82.3%

    FOREIGN (U.S. DOLLAR DENOMINATED) - 27.7%

$1,000,000   @Entertainment Inc., Sr. Disc. Note,
              Zero coupon to 07/15/2003;
              14.500% due 07/15/2008 ...........................................      $   647,500

 1,000,000   @Entertainment Inc., Sr. Disc. Note,
              Zero coupon to 02/01/2004;
              14.500% due 02/01/2009 ...........................................          617,500

 1,800,000   @Entertainment Inc., Unit, Sr. Disc. Note,
              Zero coupon to 07/15/2003;
              14.500% due 02/01/2009++ .........................................        1,228,500

   950,000   HIH Capital Ltd., Conv. Note,
              7.500% due 09/25/2006 ............................................          646,000

   350,000   HIH Capital Ltd., Conv. Note,
              7.500% due 09/25/2006++ ..........................................          238,000

 2,500,000   MBI Metrobank Finance Ltd., Conv. Bond,
              Zero coupon due 12/18/2001 .......................................        2,062,500

   590,000   Metro Pacific Capital Ltd., Company Guarantee,
              2.500% due 04/11/2003 ............................................          628,734

   900,000   Mexican United States, Bond,
              9.875% due 01/15/2007 ............................................          904,500

 1,800,000   Pemex Finance Ltd., Bond,
              8.875% due 11/15/2010++ ..........................................        1,706,490

             Philippine Long Distance Telephone Company, MTN:

 1,500,000    7.850% due 03/06/2007 ............................................        1,283,250
 1,000,000   10.500% due 04/15/2009 ............................................          982,956

 1,100,000   Poland Communications Inc., Sr. Note,
              9.875% due 11/01/2003 ............................................        1,111,000

 2,050,000   SB Treasury Company LLC, Bond,
              9.400% to 06/30/2008;
              10.925% due 12/29/2049++ .........................................        2,061,301

 1,415,000   Ssangyong Oil Refining Company, Conv. Deb.,
              3.750% due 12/31/2008 ............................................        1,572,419

   300,000   Supercanal Holdings SA, Sr. Note,
              11.500% due 05/15/2005++ .........................................          154,500

 2,600,000   Tokai Pfd Capital Company, Bond,
                      9.980% to 06/30/2008;
              11.091% due 12/29/2049++ .........................................        2,633,938

 1,060,000   Total Access Communications, Conv. Note,
              2.000% due 05/31/2006 ............................................        1,048,075

 1,000,000   V2 Music Holdings Plc, Sr. Disc. Note,
              Zero coupon to 04/15/2003;
              14.000% due 04/15/2008++ .........................................          320,000
                                                                                      -----------
                                                                                       19,847,163
                                                                                      -----------

    INFORMATION TECHNOLOGY - 13.2%

 1,500,000   Adaptec Inc., Conv. Sub. Note,
              4.750% due 02/01/2004 ............................................        1,558,125

   750,000   Arbor Software, Conv. Sub. Note,
              4.500% due 03/15/2005 ............................................          572,812

 2,000,000   Credence Systems Corporation, Conv. Sub. Note,
              5.250% due 09/15/2002 ............................................        1,932,500

 1,898,000   Integrated Device Technology Inc., Conv. Sub. Note,
              5.500% due 06/01/2002 ............................................        1,860,040

 8,000,000   Network Associates Inc., Conv. Sub. Deb.,
              Zero coupon due 02/13/2018 .......................................        2,670,000

 1,000,000   S3 Inc., Conv. Sub. Note,
              5.750% due 10/01/2003 ............................................          890,000
                                                                                      -----------
                                                                                        9,483,477
                                                                                      -----------

    HEALTH CARE - 12.2%

 2,000,000   Beverly Enterprises Inc., Gtd. Deb.,
              9.000% due 02/15/2006 ............................................        1,735,000

   279,000   CII Financial Inc., Conv. Note,
              7.500% due 09/15/2001 ............................................          181,001

   500,000   Columbia/HCA Healthcare Corporation, Note,
              7.750% due 07/15/2036 ............................................          400,753

 2,800,000   Dura Pharmaceuticals Inc., Conv. Sub. Note,
              3.500% due 07/15/2002 ............................................        2,170,000

 2,300,000   DVI Inc., Sr. Note,
              9.875% due 02/01/2004 ............................................        2,254,000

 1,000,000   Ivax Corporation, Conv. Deb.,
              6.500% due 11/15/2001 ............................................          977,500

   550,000   Mariner Post-Acute Network, Sub. Note,
              9.500% due 11/01/2007 ............................................           16,500

 1,246,000   Medical Care International Inc. (Columbia), Conv. Sub. Deb.,
              6.750% due 10/01/2006 ............................................        1,041,968
                                                                                      -----------
                                                                                        8,776,722
                                                                                      -----------

    SERVICE - 8.6%

   950,000   Corporate Express Inc., Conv. Note,
              4.500% due 07/01/2000 ............................................          944,062

 3,800,000   Veterinary Centers of America, Conv. Sub. Deb.,
              5.250% due 05/01/2006 ............................................        2,593,500

 3,000,000   Waste Management Inc., Conv. Sub. Note,
              4.000% due 02/01/2002 ............................................        2,628,750
                                                                                      -----------
                                                                                        6,166,312
                                                                                      -----------

    TELECOMMUNICATIONS - 5.8%

 3,250,000   Loral Space & Communications Ltd., Sr. Note,
              9.500% due 01/15/2006++ ..........................................        2,616,250

 1,500,000   Nextlink Communications Inc., Sr. Note,
              10.750% due 06/01/2009 ...........................................        1,537,500
                                                                                      -----------
                                                                                        4,153,750
                                                                                      -----------


    GAMING - 4.9%

 1,750,000   Riviera Black Hawk Inc., First Mortgage,
              13.000% due 05/01/2005++ .........................................        1,837,500

 1,875,000   Riviera Holdings Corporation, Company Guarantee,
              10.000% due 08/15/2004 ...........................................        1,659,375
                                                                                      -----------
                                                                                        3,496,875
                                                                                      -----------

    TRANSPORTATION - 3.4%

 3,979,000   Equimar Shipholdings Ltd., Gtd. Deb.,
              9.875% due 07/01/2007 ............................................        2,447,085
                                                                                  ---------------

    MEDIA - 2.3%

 1,750,000   Charter Communications Holdings, LLC,
              Sr. Note,
              8.625% due 04/01/2009++ ..........................................        1,662,500
                                                                                      -----------

    MANUFACTURING - 2.2%

 1,750,000   Jackson Products Inc., Company Guarantee,
              9.500% due 04/15/2005 ............................................        1,601,250
                                                                                      -----------

    CONSUMER NON-DURABLES - 0.9%

 4,400,000   Sunbeam Corporation, Sr. Sub. Deb.,
              Zero coupon due 03/25/2018++ .....................................          632,500
                                                                                      -----------

    FOREIGN (U.S. NON-DOLLAR DENOMINATED) - 0.7%

   525,000   IPC Magazines Plc, Bond,
              9.625% due 03/15/2008 ............................................          530,580
                                                                                      -----------

    REAL ESTATE INVESTMENT TRUST - 0.4%

   325,000   Rockefeller Center Property Trust, Conv. Deb.,
              Zero coupon due 12/31/2007 .......................................          273,000
                                                                                      -----------
             Total Corporate Bonds and Notes
              (Cost $59,789,985) ...............................................       59,071,214
                                                                                      -----------

U.S. TREASURY NOTE - 5.0%
  (Cost $3,587,227)

 3,500,000   6.500% due 10/15/2006 .............................................        3,563,438
                                                                                      -----------

LOAN PARTICIPATION AGREEMENTS - 1.1%

   951,339   Mariner Post-Acute Term Loan B,
              9.334% due 03/31/2005** ..........................................          394,806

   951,339   Mariner Post-Acute Term Loan C,
              9.584% due 03/31/2006** ..........................................          394,806
                                                                                      -----------
             Total Loan Participation Agreements
              (Cost $1,501,519) ................................................          789,612
                                                                                      -----------

COLLATERALIZED MORTGAGE OBLIGATION - 0.4%
  (Cost $389,890)

   416,994   Donaldson, Lufkin & Jenrette Mortgage Acceptance
              Corporation, 1995-Q10 B1,
              7.620% due 01/25/2026 ............................................          283,817
                                                                                      -----------

            SHARES

COMMON STOCKS - 7.1%

    18,800   Franchise Finance Corporation of America ..........................          408,900

    82,000   Health Care Property Investors Inc. ...............................        2,152,500

   347,200   Huntingdon Life Sciences Group Plc, ADR+ ..........................          347,200

   131,700   Nationwide Health Properties Inc. .................................        2,181,281
                                                                                      -----------
             Total Common Stocks (Cost $5,540,264) ......-......................        5,089,881
                                                                                      -----------

PREFERRED STOCKS - 1.0%

     8,200   Cendant Corporation, Conv. Pfd.,
              7.500% due 02/16/2001 ............................................          229,600

    20,900   First Industrial Realty Trust Inc., Series A, Conv. Pfd.,
              9.500% due 11/17/2000 ............................................          478,088
                                                                                      -----------
             Total Preferred Stocks (Cost $781,060) ............................          707,688
                                                                                      -----------

            SHARES                                                                        VALUE
            ------                                                                        -----

WARRANT - 0.0%***
  (Cost $10)

     1,000   V2 Music Holdings Plc,
              Expires 04/15/2008+,++ ...........................................      $        10
                                                                                      -----------

PRINCIPAL
  AMOUNT
---------

REPURCHASE AGREEMENT - 1.3%
  (Cost $946,000)

$  946,000   Agreement with Goldman Sachs & Company, 5.100%, dated
              10/29/1999, to be repurchased at $946,402 on 11/01/1999,
              collateralized by $964,920 U.S. Treasury Note, 6.500%
              due 11/15/2026 (Market Value $970,111) ...........................          946,000
                                                                                      -----------
TOTAL INVESTMENTS (Cost $72,535,955*) ...................................  98.2%       70,451,660

OTHER ASSETS AND LIABILITIES (NET) ......................................   1.8         1,297,351
                                                                           ----       -----------
NET ASSETS .............................................................. 100.0%      $71,749,011
                                                                          =====       ===========
--------------
  * Aggregate cost for federal tax purposes.
 ** Illiquid security (Note 2).
*** Amount represents less than 0.1% of net assets.
  + Non-income producing security.
 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                          SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
                          U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                                              CONTRACTS TO DELIVER
                                 ---------------------------------------------         NET
                                                                       IN          UNREALIZED
  EXPIRATION                           LOCAL          VALUE IN       EXCHANGE     (DEPRECIATION)
     DATE                            CURRENCY          U.S. $       FOR U.S. $     OF CONTRACTS
  ----------------               -----------------  -----------   -------------  ---------------
     07/28/2000                     GBP 300,000       $492,707       $483,300       $ (9,407)
                                                                                    ========
--------------------------------------------------------------------------------------------------
                                         GLOSSARY OF TERMS
          ADR    -- American Depositary Receipt
          GBP    -- Great Britain Pound Sterling
          MTN    -- Medium Term Note

--------------------------------------------------------------------------------------------------

                                See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

SHORT TERM HIGH QUALITY BOND FUND

OCTOBER 31, 1999

PRINCIPAL
  AMOUNT                                                                                 VALUE
---------                                                                                -----

CORPORATE BONDS AND NOTES - 48.1%

    FINANCIAL - 11.0%

$  250,000   Associates Corporation NA, Sr. Note,
              6.000% due 03/15/2000 ............................................      $    249,983

 1,000,000   Bear Stearns Company, Inc., Note,
              6.200% due 03/30/2003 ............................................           972,026

 1,000,000   CIT Group Inc., Sr. Note,
              6.375% due 11/15/2002 ............................................           986,906

 1,500,000   Citigroup, Inc., Note,
              6.125% due 06/15/2000 ............................................         1,498,761

 1,000,000   Donaldson, Lufkin & Jenrette Acceptance Corporation, MTN,
              6.375% due 05/26/2000 ............................................         1,001,247

 1,000,000   Finova Capital Corporation, MTN,
              6.280% due 11/01/1999 ............................................         1,000,000

 1,500,000   General Electric Capital Corporation,
              Series A, MTN,
              5.800% due 04/24/2000 ............................................         1,499,833

             General Motors Acceptance Corporation, Note:

   200,000    5.625% due 02/15/2001 ............................................           197,892

   300,000    6.875% due 07/15/2001 ............................................           301,521

   255,000   Golden West Financial Corporation, Deb.,
              10.250% due 12/01/2000 ...........................................           265,145

 3,000,000   Goldman Sachs Group LP, Note,
              7.800% due 07/15/2002++ ..........................................         3,057,054

 1,000,000   Lehman Brothers Inc., Sr. Sub. Note,
              6.125% due 02/01/2001 ............................................           991,252

   450,000   MBNA America Bank NA, Note,
              6.100% due 12/15/2000 ............................................           446,983

 1,500,000   McDonnell Douglas Corporation, Sub. Note,
              6.710% due 07/19/2000 ............................................         1,504,438

 1,500,000   Merrill Lynch & Company, Series B, Note,
              8.300% due 11/01/2002 ............................................         1,559,304

   717,000   Paine Webber Group, Inc., Deb.,
              9.250% due 12/15/2001 ............................................           750,471

 1,000,000   Potomac Capital Investment Corporation, Note,
              6.800% due 09/12/2001++ ..........................................         1,000,205

 1,000,000   Salomon Smith Barney Holdings, Note,
              6.125% due 01/15/2003 ............................................           977,173

   500,000   US West Capital Funding Inc., Company Guarantee,
              6.125% due 07/15/2002 ............................................           490,006
                                                                                      ------------
                                                                                        18,750,200
                                                                                      ------------

    BANKS - 10.0%

   470,000   Bankers Trust Corporation, Sub. Deb.,
              9.500% due 06/14/2000 ............................................           478,843

 1,500,000   Chase Manhattan Corporation, Note,
              5.500% due 02/15/2001 ............................................         1,483,908

 5,227,000   Federal National Mortgage Association, Note,
              5.125% due 02/13/2004 ............................................         4,969,706

 2,000,000   First Chicago Corporation, Sub. Note,
              9.250% due 11/15/2001 ............................................         2,104,437

 1,000,000   Northern Trust Company, Sub. Note,
              6.500% due 05/01/2003 ............................................           987,868

 3,000,000   Wachovia Corporation, Sr. Unsub. Note,
              6.700% due 06/21/2004 ............................................         2,996,774

 4,000,000   Wells Fargo Company, Note,
              6.500% due 09/03/2002 ............................................         3,990,812
                                                                                      ------------
                                                                                        17,012,348
                                                                                      ------------

    RETAIL SALES - 5.4%

 1,000,000   Dillards, Inc., Note,
              6.430% due 08/01/2004 ............................................           954,540

   500,000   Federated Department Stores, Inc., Bond,
              6.790% due 07/15/2027 ............................................           488,696

   450,000   Penny (J.C.) & Company, Inc., Note,
              6.950% due 04/01/2000 ............................................           451,473

             Wal-Mart Stores, Inc.:
              Note:

 1,250,000    5.850% due 06/01/2000 ............................................         1,250,000

   100,000    6.750% due 05/15/2002 ............................................           101,008

 6,000,000   Sr. Note,
              6.150% due 08/10/2001 ............................................         5,998,151
                                                                                      ------------
                                                                                         9,243,868
                                                                                      ------------

    MEDIA - 4.9%

   600,000   Continental Cablevision, Inc., Sr. Note,
              8.500% due 09/15/2001 ............................................           619,698

             Cox Communications, Inc., Note:

    40,000    8.550% due 06/01/2000 ............................................            40,498

   100,000    6.375% due 06/15/2000 ............................................           100,252

 7,500,000    7.000% due 08/15/2001 ............................................         7,527,749

   100,000   Time Warner, Inc., Note,
              7.950% due 02/01/2000 ............................................           100,436
                                                                                      ------------
                                                                                         8,388,633
                                                                                      ------------

    INDUSTRIAL - 3.2%

 2,500,000   Cendant Corporation, Note,
              7.500% due 12/01/2000 ............................................         2,508,897

 1,000,000  Praxair, Inc., Note,
              6.150% due 04/15/2003 ............................................           973,404

 2,000,000  Sun Microsystems Inc., Sr. Note,
              7.000% due 08/15/2002 ............................................         2,010,775
                                                                                      ------------
                                                                                         5,493,076
                                                                                      ------------

    OIL & GAS - 2.5%

   710,000  Enron Corporation, Deb.,
              9.125% due 04/01/2003 ............................................           752,321

 2,500,000  Occidental Petroleum Company, Sr. Note,
              6.400% due 04/01/2003 ............................................         2,427,370

    65,000  Texaco Capital, Inc., Note,
              9.000% due 12/15/1999 ............................................            65,241

 1,000,000  Union Texas Petroleum Holdings, Inc.,
              Series A, MTN,
              6.600% due 12/04/2002 ............................................           998,084
                                                                                      ------------
                                                                                         4,243,016
                                                                                      -----------

    FOREIGN (U.S. DOLLAR DENOMINATED) - 2.2%

   750,000   Eaton Off Shore Ltd., Company Guarantee,
              9.000% due 02/15/2001 ............................................           774,633

 1,000,000   Fairfax Financial Holdings Ltd., Note,
              7.750% due 12/15/2003 ............................................           966,917

 1,200,000   PDVSA Finance Ltd., Bond,
              6.450% due 02/15/2004 ............................................         1,081,855

 1,000,000   Sony Corporation, Unsub. Note,
              6.125% due 03/04/2003 ............................................           987,081
                                                                                      ------------
                                                                                         3,810,486
                                                                                      ------------

    TRANSPORTATION - 2.1%

 1,220,000   CSX Corporation, Deb.,
              9.500% due 08/01/2000 ............................................         1,247,302

 1,000,000   Norfork Southern Corporation, Note,
              6.950% due 05/01/2002 ............................................           999,747

   150,000   Southwest Airlines Company, Deb.,
              9.400% due 07/01/2001 ............................................           156,510

 1,000,000   Union Pacific Corporation, Deb.,
              9.625% due 12/15/2002 ............................................         1,075,269
                                                                                      ------------
                                                                                         3,478,828
                                                                                      ------------

    CONSUMER STAPLES - 1.8%

   100,000   Anheuser-Busch Company, Inc., Deb.,
              8.750% due 12/01/1999 ............................................           100,218

 2,000,000   Philip Morris Companies, Inc., Note,
              7.500% due 04/01/2004 ............................................         1,992,788

 1,000,000   Tyson Foods, Inc., Note,
              6.000% due 01/15/2003 ............................................           986,029
                                                                                      ------------
                                                                                         3,079,035
                                                                                      ------------

    UTILITIES - 1.5%

   300,000   National Rural Utilities Cooperative Finance Corporation,
              Collateral Trust,
              6.750% due 09/01/2001 ............................................           301,134

   275,000   Orange & Rockland Utilities, Inc., Deb.,
              9.375% due 03/15/2000 ............................................           277,997

 1,000,000   Philadelphia Electric Company, First Mortgage,
              8.000% due 04/01/2002 ............................................         1,027,013

    60,000   Southern California Edison Company, Note,
              8.250% due 02/01/2000 ............................................            60,295

 1,000,000   United Illuminating Company, Note,
              6.000% due 12/15/2003 ............................................           947,669
                                                                                      ------------
                                                                                         2,614,108
                                                                                      ------------

    REAL ESTATE INVESTMENT TRUSTS/PROPERTY - 1.4%

   400,000   Colonial Realty LP, Note,
              7.500% due 07/15/2001 ............................................           399,575

   565,000   Dobie Centers Properties, Ltd., Note, Taxable,
              6.060% due 05/01/2001++ ..........................................           560,833

 1,500,000   Sun Communities Inc., Sr. Note,
              7.625% due 05/01/2003 ............................................         1,493,065
                                                                                      ------------
                                                                                         2,453,473
                                                                                      ------------

    RENTAL AUTO/EQUIPMENT - 1.0%

 1,000,000   Hertz Corporation, Sr. Note,
              7.375% due 06/15/2001 ............................................         1,010,799

   750,000   Penske Truck Leasing Company, MTN, Company Guarantee,
              6.650% due 11/01/2000 ............................................           752,800
                                                                                      ------------
                                                                                         1,763,599
                                                                                      ------------

    CAPITAL GOODS - 0.6%

 1,000,000   Ingersoll-Rand Company, Sr. Note,
              6.255% due 02/15/2001 ............................................           999,927
                                                                                      ------------

    PAPER PRODUCTS - 0.5%

   603,000   Boise Cascade Company, Deb.,
              9.900% due 03/15/2000 ............................................           608,707

   150,000   International Paper Company, Deb.,
              9.700% due 03/15/2000 ............................................           151,950
                                                                                      ------------
                                                                                           760,657
                                                                                      ------------
             Total Corporate Bonds & Notes
               (Cost $83,032,706) ..............................................       82,091,254
                                                                                      -----------

ASSET-BACKED SECURITIES - 25.1%

 6,416,000   California Infrastructure PG&E-1, 1997-1 A6,
              6.320% due 09/25/2005 ............................................         6,359,571

 5,000,000   Citibank Credit Card Master Trust I, 1997-2 A,
              6.550% due 02/15/2004 ............................................         5,001,275

   300,000   Conti-Mortgage Home Equity Loan Trust, 1996-4 A6,
              6.710% due 06/15/2014 ............................................           299,723

 3,900,000   Dayton Hudson Credit Card Master Trust, 1997-1 A,
              6.250% due 08/25/2005 ............................................         3,858,680

             FFCA Secured Lending Corporation:

 4,848,187   1999-1A A1A,
              6.370% due 10/18/2008++ ..........................................         4,693,991

 4,000,000   1999-2 WA1A,
              7.130% due 08/18/2008++ ..........................................         3,966,250

 4,680,000   First USA Credit Card Master Trust, 1997-6 A,
              6.420% due 03/17/2005 ............................................         4,670,008

   666,470   General Electric Capital Mortgage Association, 1996-HE3 A3,
              7.150% due 09/25/2026 ............................................           665,120

             Green Tree Financial Corporation:

   831,560   1994-A A,
              6.900% due 02/15/2004 ............................................           827,402

   285,173   1995-6 B1,
              7.700% due 09/15/2026 ............................................           286,852

   247,093   Green Tree Home Equity Loan Trust,
              1997-B A5,
              7.150% due 04/15/2027 ............................................           248,137

   600,000   MBNA Master Credit Card Trust, 1995-E A,
              5.6262% due 01/15/2005+ ..........................................           601,336

 3,877,493   Morgan Stanley Capital I, 1999-CAM1 A1,
              6.540% due 04/15/2004 ............................................         3,848,625

 6,000,000   Providian Master Trust, 1997-4 A,
              6.250% due 06/15/2007 ............................................         5,950,470

 1,000,000   Standard Credit Card Master Trust, 1994-4 A,
              8.250% due 11/07/2003 ............................................         1,031,685

    62,840   The Money Store Home Equity Trust,
              1997-C AF3,
              6.307% due 08/15/2012 ............................................            62,724

   504,125   World Omni Automobile Lease Securitization, 1996-B B,
              6.850% due 11/15/2002++ ..........................................           504,046
                                                                                      ------------
             Total Asset-Backed Securities
               (Cost $43,299,345) ..............................................        42,875,895
                                                                                      ------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES - 11.6%

    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 9.2%

   118,635   #250235, 7 Year Balloon,
              8.500% due 02/01/2002 ............................................           121,743

   763,149   #251621,
              6.000% due 03/01/2005 ............................................           740,604

 2,754,798   #252214,
              6.500% due 01/01/2014 ............................................         2,703,231

   182,534   #313030,
              10.000% due 05/01/2022 ...........................................           196,384

 4,242,456   #313293,
              6.500% due 01/01/2012 ............................................         4,163,042

   325,127   #313641,
              8.500% due 11/01/2017 ............................................           337,313

 4,459,388   #323075,
              6.500% due 03/01/2013 ............................................         4,375,913

 3,012,827   #456445,
              6.500% due 01/01/2014 ............................................         2,956,430
                                                                                      ------------
             Total FNMAs (Cost $16,065,349) ....................................        15,594,660
                                                                                      ------------

    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 1.0%

   117,348   #001991,
              9.000% due 04/20/2025 ............................................           123,016

    98,816   #038720,
              11.000% due 02/15/2010 ...........................................           109,862

    51,168   #130183,
              11.000% due 05/15/2015 ...........................................            56,888

   140,105   #131917,
              11.000% due 10/15/2015 ...........................................           155,766

    52,603   #139704,
              11.000% due 11/15/2015 ...........................................           58,483

   154,595   #140835,
              11.000% due 11/15/2015 ...........................................           171,876

    70,783   #153965,
              10.000% due 02/15/2019 ...........................................            77,266

    37,154   #189482,
              11.000% due 04/15/2020 ...........................................            41,308

   580,027   #262996,
              10.000% due 01/15/2019 ...........................................           633,147

   141,458   #291375,
              11.000% due 08/15/2020** .........................................           157,270

    56,201   #377550,
              8.000% due 03/15/2012 ............................................            57,757
                                                                                      ------------
             Total GNMAs (Cost $1,640,689) .....................................         1,642,639
                                                                                      ------------

    ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES (ARM) - 0.8%

   279,499   Federal Home Loan Mortgage Corporation (FHLMC),
              #845988,
              7.513% due 11/01/2021+ ...........................................           284,963

             Federal National Mortgage Association (FNMA):

   276,973   #082247,
              6.125% due 04/01/2019+ ...........................................           272,253

    58,654   #124571,
              7.410% due 11/01/2022+ ...........................................            60,179

   155,117   #141461,
              7.466% due 11/01/2021+ ...........................................           159,356

   158,766   #152205,
              7.204% due 01/01/2019+ ...........................................           162,321

   392,640   #313257,
              6.176% due 11/01/2035+ ...........................................           385,522
                                                                                      ------------
             Total ARMs (Cost $1,332,987) ......................................        1,324,594
                                                                                      ------------

    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 0.6%

   197,093   #A01226,
              9.500% due 08/01/2016 ............................................           209,842

    72,368   #G40221,
              6.500% due 12/01/1999 ............................................            71,460

    76,668   #L73756,
              5.500% due 05/01/2001 ............................................            73,883

    40,753   #L73821,
              6.000% due 06/01/2001 ............................................            39,875

   193,984   #L74100,
              7.000% due 09/01/2001 ............................................           194,332

   103,278   #L90217,
              5.500% due 06/01/2001 ............................................            99,526

   205,065   #L90218,
              6.000% due 06/01/2001 ............................................           200,646

   178,484   #M90453,
              6.500% due 05/01/2001 ............................................           177,082
                                                                                      ------------
             Total FHLMCs (Cost $1,080,279) ....................................         1,066,646
                                                                                      ------------
             Total U.S. Government Agency Mortgage-Backed Securities
               (Cost $20,119,304) ..............................................        19,628,539
                                                                                      ------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 6.9%

    64,997   Countrywide Funding Corporation,
              1994-1 A3,
              6.250% due 03/25/2024 ............................................            63,342

   107,003   Countrywide Mortgage Backed Securities, Inc., 1994-C A5,
              6.375% due 03/25/2024 ............................................           106,327

 1,281,205   Federal Home Loan Mortgage Corporation,
              24 VG,
              6.250% due 06/25/2004 ............................................         1,268,131

    66,804   Prudential Home Mortgage Securities,
              1993-43 A1,
              5.400% due 10/25/2023 ............................................            66,556

             Residential Funding Mortgage Security I:

 5,652,337   1995-S14 A8,
              7.500% due 09/25/2025 ............................................         5,682,096

 4,681,947   1998-S20 A18,
              6.400% due 09/25/2028 ............................................         4,528,169
                                                                                      ------------
             Total CMOs (Cost $11,804,001) .....................................        11,714,621
                                                                                      ------------

U.S. TREASURY NOTES - 5.3%

 2,950,000    7.750% due 01/31/2000 ............................................         2,970,280

 2,600,000    5.500% due 12/31/2000 ............................................         2,595,125

 3,500,000    5.250% due 05/31/2001 ............................................         3,472,658
                                                                                      ------------
              Total U.S. Treasury Notes (Cost $9,029,870) ......................         9,038,063
                                                                                      ------------
FOREIGN GOVERNMENT BONDS - 1.3%

 1,000,000   Ontario, Province of Canada,
              6.125% due 06/28/2000 ............................................         1,002,690

 1,250,000   Province of Alberta, Government Guarantee,
              9.250% due 04/01/2000 ............................................         1,269,075
                                                                                      ------------
             Total Foreign Government Bonds
               (Cost $2,268,114) ...............................................         2,271,765
                                                                                      ------------
REPURCHASE AGREEMENT - 0.6%
  (Cost $1,089,000)

 1,089,000   Agreement with Goldman Sachs & Company, 5.100%, dated
              10/29/1999, to be repurchased at $1,089,463 on 11/01/1999, collateralized by $1,110,780 U.S. Treasury Note, 6.500%
              due 11/15/2026 (Market Value $1,116,755) .........................         1,089,000
                                                                                      ------------
TOTAL INVESTMENTS (Cost $170,642,340*) .................................   98.9%       168,709,137

OTHER ASSETS AND LIABILITIES (NET) .....................................    1.1          1,902,092
                                                                           ----       ------------
NET ASSETS .............................................................  100.0%      $170,611,229
                                                                          =====       ============
--------------
 * Aggregate cost for federal tax purposes.
** Security pledged as collateral for futures contract.
 + Variable rate security. The interest rate shown reflects the rate currently in effect.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       See Notes to Financial Statements.


NUMBER OF                                                                                 UNREALIZED
CONTRACTS                                                             VALUE             APPRECIATION
---------                                                             -----             ------------
FUTURES CONTRACTS - SHORT POSITION

       130   U.S. 5 Year Treasury Note,
              December 1999 ....................................    $14,033,906           $115,309
                                                                    ==========            ========
--------------------------------------------------------------------------------------------------
                                         GLOSSARY OF TERMS
     BALLOON -- Five- and seven-year mortgages with larger dollar amounts of payments falling due in the later years of the obligation.
     MTN     -- Medium Term Note
--------------------------------------------------------------------------------------------------

                                See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

U.S. GOVERNMENT SECURITIES FUND

OCTOBER 31, 1999

PRINCIPAL
  AMOUNT                                                                                  VALUE
---------                                                                                 -----

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES - 72.1%

    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      (GNMA) - 27.9%

$10,056,185    6.000% due 04/20/2026 - 02/20/2029 ..............................      $  9,317,869

 10,775,463    6.500% due 08/15/2023 - 03/15/2024 ..............................        10,308,971

  2,891,707    6.800% due 04/20/2025 ...........................................         2,805,332

 42,995,223    7.000% due 07/15/2008 - 08/20/2029 ..............................        42,210,779

 37,754,801    7.500% due 11/15/2029 TBA# ......................................        37,896,383

 11,970,100    7.500% due 03/15/2024 - 08/15/2029 ..............................        12,015,729

    717,373    8.000% due 04/15/2022 ...........................................           734,089

    811,007    8.500% due 05/15/2022 ...........................................           845,551

  8,181,942    9.000% due 10/15/2008 - 06/15/2022 ..............................         8,639,191

  7,903,595    9.500% due 04/15/2016 - 08/15/2021 ..............................         8,484,218

     28,432    13.500% due 09/15/2014 - 12/15/2014 .............................            33,263

      3,323    14.000% due 06/15/2011 ..........................................             3,912
                                                                                      ------------
               Total GNMAs (Cost $134,542,395) .................................       133,295,287
                                                                                      ------------

    FEDERAL NATIONAL MORTGAGE ASSOCIATION
      (FNMA) - 23.3%

     24,915    5.500% due 02/01/2009 ...........................................            23,464

  2,271,111    5.864% due 03/01/2028 ...........................................         2,247,456

  9,721,709    6.000% due 08/25/2007 - 02/01/2029 ..............................         9,070,799

 51,835,872    6.500% due 08/01/2028 - 04/01/2029 ..............................        49,721,380

 30,939,343    7.000% due 06/01/2010 - 04/01/2029 ..............................        30,453,507

 16,759,319    7.500% due 12/01/2024 - 07/01/2029 ..............................        16,819,794

  2,759,546    8.000% due 05/01/2022 - 01/01/2025 ..............................         2,814,908

    403,191    8.500% due 02/01/2023 - 09/01/2025 ..............................           418,303

    235,768    9.000% due 06/01/2016 - 06/01/2021 ..............................           247,129
                                                                                      ------------
               Total FNMAs (Cost $114,918,502) .................................       111,816,740
                                                                                      ------------

    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) - 20.9%

 28,063,139    6.500% due 02/01/2011 - 03/01/2029 ..............................        27,277,903

 17,318,381    7.000% due 07/01/2024 - 07/01/2029 ..............................        17,030,634

 42,255,707    7.500% due 01/01/2003 - 03/01/2013 ..............................        42,837,240

 10,721,216    8.500% due 04/01/2019 - 07/01/2029 ..............................        11,123,926

    576,516    8.750% due 01/01/2013 ...........................................           604,257

    939,294    9.000% due 12/01/2008 - 08/01/2022 ..............................           984,556

    330,996    9.500% due 06/01/2016 - 05/01/2017 ..............................           351,580
                                                                                      ------------
               Total FHLMCs (Cost $101,676,302) ................................       100,210,096
                                                                                      ------------
               Total U.S. Government Agency Mortgage-Backed Securities
                 (Cost $351,137,199) ...........................................       345,322,123
                                                                                      ------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 13.6%

                     Federal Home Loan Mortgage Corporation:

  2,010,430  Series 1049, Class F,
              6.338% due 02/15/2021++ ..........................................         2,025,015

    619,150  Series 1288, Class HA,
              5.500% due 11/15/2020 ............................................           614,002

  4,770,000  Series 1638, Class K,
              6.500% due 03/15/2023 ............................................         4,593,295

  2,000,000  Series 1652, Class PL,
              7.000% due 01/15/2024 ............................................         1,975,710

    502,977  Series G2, Class E,
              6.850% due 07/25/2018 ............................................           501,793

    520,491  Series 1730, Class A,
              7.000% due 07/15/2017 ............................................           520,551

  7,500,000  Series 1981, Class C,
              6.500% due 08/15/2027 ............................................         7,080,630

  4,837,873  Series 2073, Class VA,
              6.500% due 12/15/2005 ............................................         4,805,242

          5,000,000    Series 2076, Class PB,
              6.000% due 10/15/2017 ............................................         4,932,525

                     Federal National Mortgage Association:

  2,230,000  Series G93-11, Class D,
              6.000% due 08/25/2007 ............................................         2,222,451

  3,810,588  Series 1989-18, Class-C,
              9.500% due 04/25/2004 ............................................         3,925,034

  1,528,167  Series 1990-49, Class G,
              9.000% due 05/25/2020 ............................................         1,588,784

  1,668,361  Series 1992-83, Class X,
              7.000% due 02/25/2022 ............................................         1,624,318

    818,429  Series 1993-103, Class FA,
              5.856% due 06/25/2019 ............................................           820,399

  4,200,000  Series 1993-103, Class PG,
              6.250% due 06/25/2019 ............................................         4,166,001

  2,993,637  Series 1993-162, Class E,
              6.000% due 08/25/2023 ............................................         2,813,902

  5,000,000  Series 1993-163, Class BE,
              7.000% due 10/25/2021 ............................................         4,948,105

  1,950,000  Series 1994-643, Class JC,
              7.500% due 08/25/2001 ............................................         1,970,387

    592,616  Series 1997-MI, Class A,
              6.784% due 01/17/2003 ............................................           595,588

  2,128,034  Series 1997-32, Class FA,
              6.006% due 04/25/2027 ............................................         2,142,879

  6,000,000  Series 1997-40, Class PE,
              6.750% due 07/18/2019 ............................................         6,007,230

  6,363,891  Trust 259 STRIP,
              7.000% due 04/01/2024 ............................................         1,840,366

    548,319  L.F. Rothschild Mortgage Trust,
              Series 3, Class Z,
              9.950% due 09/01/2017 ............................................           585,910

  2,785,491  Merrill Lynch Trust,
              6.500% due 08/27/2015 ............................................         2,773,255
                                                                                      ------------
             Total CMOs (Cost $63,885,346) .....................................        65,073,372
                                                                                      ------------

U.S. TREASURY OBLIGATIONS - 6.3%

    U.S. TREASURY BONDS - 4.7%

  1,500,000    6.000% due 02/15/2026 ...........................................         1,423,594

  5,695,000    6.250% due 08/15/2023 ...........................................         5,575,763

  1,888,000    6.625% due 02/15/2027 ...........................................         1,940,511

  3,250,000    7.250% due 08/15/2022 ...........................................         3,546,563

  7,000,000    8.125% due 08/15/2019 ...........................................         8,246,875

  2,000,000    5.250% due 11/15/2028 ...........................................         1,720,000
                                                                                      ------------
                                                                                        22,453,306
                                                                                      ------------

    U.S. TREASURY NOTES - 1.6%

  7,000,000    4.750% due 11/15/2008 ...........................................         6,332,815

  1,100,000    6.500% due 10/15/2006 ...........................................         1,119,938
                                                                                      ------------
                                                                                         7,452,753
                                                                                      ------------
               Total U.S. Treasury Obligations
                 (Cost $31,742,647) ............................................        29,906,059
                                                                                      ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.9%

  3,000,000  Federal Home Loan Bank, Bond,
              6.135% due 02/17/2009 ............................................         2,797,500

  6,500,000  Federal Home Loan Bank, Bond,
              6.810% due 08/20/2007 ............................................         6,331,870

 10,000,000  Federal Home Loan Bank, Note,
              5.125% due 10/15/2008 ............................................         8,993,038

  2,000,000  Federal National Mortgage Association, MTN,
              6.000% due 01/14/2005 ............................................         1,938,286

 12,500,000  Federal National Mortgage Association, Note,
              6.000% due 05/15/2008 ............................................        11,977,286

  1,250,000  Federal National Mortgage Association, Deb.,
              6.210% due 08/06/2038 ............................................         1,128,606
                                                                                      ------------
             Total U.S. Government Obligations
               (Cost $35,203,842) ..............................................        33,166,586
                                                                                      ------------

U.S. GOVERNMENT AGENCY DISCOUNT NOTE - 7.9%
  (Cost $37,886,728)

 38,000,000  Federal National Mortgage Association (FNMA),
              5.110% due 11/22/1999**+ .........................................        37,886,728
                                                                                      ------------

REPURCHASE AGREEMENT - 0.7%
  (Cost $3,445,000)

  3,445,000  Agreement with Goldman Sachs & Company, 5.100% dated
              10/29/1999, to be repurchased at $3,446,464, on 11/01/1999, collateralized by $3,513,900 U.S. Treasury Note, 6.500%
              due 11/15/2026 (Market Value $3,532,803) .........................         3,445,000
                                                                                      ------------
TOTAL INVESTMENTS (Cost $523,300,762*) ...............................    107.5%       514,799,868

OTHER ASSETS AND LIABILITIES (NET) ...................................     (7.5)       (35,749,533)
                                                                           ----       ------------
NET ASSETS ...........................................................    100.0%      $479,050,335
                                                                          =====       ============
--------------
 * Aggregate cost for federal tax purposes is $523,401,402.
** Security pledged as collateral for when-issued security.
 + Rate represents discount rate at the date of purchase (unaudited).
++ Variable rate security. The interest rate shown reflects the rate currently in effect.
         # Security purchased on when-issued basis (Note 2).

--------------------------------------------------------------------------------------------------
                                         GLOSSARY OF TERMS
           MTN    -- Medium Term Note
           STRIP -- Separate trading of registered interest and principal of securities
           TBA    -- To Be Announced
--------------------------------------------------------------------------------------------------

                                See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

INCOME FUND

OCTOBER 31, 1999

PRINCIPAL
  AMOUNT                                                                                 VALUE
---------                                                                                -----

CORPORATE BONDS AND NOTES - 76.2%

    INDUSTRIAL - 19.3%

$   250,000  Battle Mountain Gold Company, Conv. Note,
              6.000% due 01/04/2005 ............................................      $    156,958

             Black & Decker Corporation, Note:

    185,000   7.500% due 04/01/2003 ............................................           188,467

     50,000   7.000% due 02/01/2006 ............................................            49,319

  5,000,000  Cendant Corporation, Note,
              7.750% due 12/01/2003 ............................................         4,992,850

    550,000  Comcast Cable Communication, Note,
              6.200% due 11/15/2008 ............................................           507,338

             Conagra, Inc., Sr. Note:

    750,000   9.750% due 03/01/2021 ............................................           898,506

    843,000   6.700% due 08/01/2027 ............................................           806,571

  2,000,000  Corporate Express, Inc., Conv. Note,
              4.500% due 07/01/2000 ............................................         1,987,500

    350,000  CPC International, Inc., Note,
              6.150% due 01/15/2006 ............................................           336,123

    500,000  Crane Company, Note,
              8.500% due 03/15/2004 ............................................           530,663

    300,000  CSR America, Inc., Note,
              6.875% due 07/21/2005 ............................................           290,206

    850,000  Golden Books Publishing Company,
              Sr. Note, in default,
              7.650% due 09/15/2002 ............................................           361,250

    400,000  Honeywell, Inc., Note,
              6.600% due 04/15/2001 ............................................           400,891

    675,000  Ingersoll-Rand Company, Sr. Note,
              6.255% due 02/15/2001 ............................................           674,951

  1,400,000  Integrated Device Technology, Inc.,
              Conv. Sub. Note,
              5.500% due 06/01/2002 ............................................         1,372,000

    200,000  International Business Machines Corporation, Note,
              6.375% due 06/15/2000 ............................................           200,607

    160,000  International Paper Company, Deb.,
              9.700% due 03/15/2000 ............................................           162,080

  1,500,000  Jackson Products, Inc., Company Guarantee,
              9.500% due 04/15/2005 ............................................         1,372,500

    250,000  Lennar Corporation, Sr. Note,
              7.625% due 03/01/2009 ............................................           235,574

    955,000  Lockheed Martin Corporation, Company Guarantee,
              7.750% due 05/01/2026 ............................................           905,274

             Loral Corporation, Deb.:

  1,000,000   8.375% due 06/15/2024 ............................................         1,051,581

  1,000,000   7.625% due 06/15/2025 ............................................           970,983

  2,250,000  Loral Space & Communications Ltd.,
              Sr. Note,
              9.500% due 01/15/2006++ ..........................................         1,811,250

    996,000  MCI Worldcom, Inc., Sr. Note,
              6.125% due 08/15/2001 ............................................           989,621

    540,000  Nabisco, Inc., Note,
              6.000% due 02/15/2001 ............................................           534,780

  6,500,000  Ogden Corporation, Deb.,
              9.250% due 03/01/2022 ............................................         7,392,975

  6,860,000  Praxair, Inc., Deb.,
              8.700% due 07/15/2022 ............................................         7,555,116

             Raytheon Company:

    750,000  Deb.,
              7.200% due 08/15/2027 ............................................           684,452

             Note:

  2,385,000   5.950% due 03/15/2001 ............................................         2,354,310

  1,070,000   6.450% due 08/15/2002 ............................................         1,053,009

    866,000  Saks, Inc., Company Guarantee,
              8.250% due 11/15/2008 ............................................           838,354

  5,260,000  Time Warner, Inc., Deb.,
              9.150% due 02/01/2023 ............................................         6,046,780

             USA Waste Services, Inc., Sr. Note:

    495,000   7.125% due 10/01/2007 ............................................           417,887

  1,000,000   7.000% due 07/15/2028 ............................................           726,589

  1,012,000  USG Corporation, Series B, Sr. Note,
              9.250% due 09/15/2001 ............................................         1,057,617

  1,200,000  Veterinary Centers of America,
              Conv. Sub. Deb.,
              5.250% due 05/01/2006 ............................................           819,000

  1,000,000  V.F. Corporation, Note,
              9.500% due 05/01/2001 ............................................         1,042,659

             Waste Management, Inc.:

    250,000  Conv. Note,
              4.000% due 02/01/2002 ............................................           219,062

  1,145,000  Note,
              7.700% due 10/01/2002 ............................................         1,073,886

  3,450,000  Sr. Note,
              6.875% due 05/15/2009++ ..........................................         2,820,844

    200,000  WMX Technologies Inc., Note,
              8.250% due 11/15/1999 ............................................           199,867
                                                                                      ------------
                                                                                        56,090,250
                                                                                      ------------

    FOREIGN (U.S. DOLLAR DENOMINATED) - 12.5%

  2,500,000  HIH Capital Ltd., Conv. Note,
              7.500% due 09/25/2006 ............................................         1,700,000

  1,000,000  Hyder Plc, Bond,
              6.750% due 12/15/2004++ ..........................................           971,775

  4,250,000  MBI Metrobank Finance Ltd., Conv. Bond,
              Zero coupon due 12/18/2001 .......................................         3,506,250

    250,000  Metro Pacific Capital, Ltd., Bond,
              2.500% due 04/11/2003 ............................................           266,413

  8,500,000  Petro-Canada, Deb.,
              9.250% due 10/15/2021 ............................................         9,549,239

  4,050,000  Poland Communications, Inc., Sr. Note,
              9.875% due 11/01/2003 ............................................         4,090,500

  1,650,000  Republic of Korea, Unsub. Note,
              8.875% due 04/15/2008 ............................................         1,719,783

             Royal Caribbean Cruises Ltd.,
              Sr. Note:

    426,000   7.125% due 09/18/2002 ............................................           425,472

    111,000   7.250% due 08/15/2006 ............................................           108,333

  1,750,000  SB Treasury Company LLC, Bond,
              9.400% to 06/30/2008;
              10.925% due 12/29/2049++ .........................................         1,759,647

  2,490,000  Ssangyong Oil Refining Company,
              Conv. Deb.,
              3.750% due 12/31/2008 ............................................         2,767,013

  2,500,000  Tatneft Finance Plc, Company Guarantee,
              9.000% due 10/29/2002++ ..........................................         1,556,250

  1,500,000  Tokai Pfd Capital Company, Bond,
              11.091% due 12/29/2049++ .........................................         1,519,579

    500,000  Total Access Communications, Conv. Note,
              2.000% due 05/31/2006 ............................................           494,375

  5,750,000  Trans-Canada Pipeline Corporation, Deb.,
              8.500% due 03/20/2023 ............................................         5,845,162
                                                                                      ------------
                                                                                        36,279,791
                                                                                      ------------

    FINANCIAL - 9.4%

     80,000  Associates Corporation NA, Sr. Note,
              6.625% due 05/15/2001 ............................................            80,220

  9,000,000  Barclays North American Capital Corporation, Deb.,
              9.750% due 05/15/2021 ............................................         9,826,199

  2,000,000  Continental Corporation, Note,
              7.250% due 03/01/2003 ............................................         1,973,484

    440,000  Equitable Companies, Inc., Deb.,
              7.000% due 04/01/2028 ............................................           404,391

             Finova Capital Corporation, MTN:

    745,000   6.220% due 03/01/2000 ............................................           745,516

  1,146,000   5.980% due 02/27/2001 ............................................         1,133,773

  1,000,000  GATX Leasing Corporation, MTN,
              10.000% due 03/21/2001 ...........................................         1,039,413

    500,000  Jefferson-Pilot Capital Trust A, Bond,
              8.140% due 01/15/2046++ ..........................................           464,085

    100,000  Jefferson-Pilot Capital Trust B, Company Guarantee,
              8.285% due 03/01/2046++ ..........................................            94,437

  1,250,000  Kemper Corporation, Note,
              6.875% due 09/15/2003 ............................................         1,249,215

    495,000  MBNA America Bank NA, Note,
              6.920% due 05/30/2000 ............................................           496,597

             Merrill Lynch & Company Inc., Note:

  1,450,000   6.500% due 07/15/2018 ............................................         1,302,262

  2,000,000   6.750% due 06/01/2028 ............................................         1,780,112

             Paine Webber Group, Inc., Sr. Note:

    830,000   8.060% due 01/17/2017 ............................................           819,619

    415,000   7.390% due 10/16/2017 ............................................           382,326

    500,000  PNC Institute Capital B, Company Guarantee,
              8.315% due 05/15/2027++ ..........................................           483,453

             Salomon Smith Barney Holdings:

    300,000  Sr. Note,
              7.590% due 01/28/2000 ............................................           301,293

  1,382,000  Note,
              6.500% due 03/01/2000 ............................................         1,384,284

  2,500,000  Superior Financial Corporation, Sr. Note,
              8.650% due 04/01/2003 ............................................         2,442,737

    500,000  Travelers Property Casualty Corporation, Note,
              6.750% due 04/15/2001 ............................................           502,916

    505,000  US Leasing International Corporation,
              Sr. Note,
              8.750% due 12/01/2001 ............................................           524,105
                                                                                      ------------
                                                                                        27,430,437
                                                                                      ------------

TRANSPORTATION - 7.4%

  1,000,000  AMR Corporation, Deb.,
              9.750% due 03/15/2000 ............................................         1,011,642

  1,500,000  Burlington Northern Santa Fe, Note,
              8.750% due 02/25/2022 ............................................         1,649,554

  3,030,000  Conrail, Inc., Deb.,
              9.750% due 06/15/2020 ............................................         3,608,957

    250,000  Equimar Shipholdings Ltd., Company Guarantee,
              9.875% due 07/01/2007 ............................................           153,750

             United Air Lines, Inc.:

  5,000,000  Equipment Trust Certificates,
              10.850% due 07/05/2014 ...........................................         5,880,475

             Pass-through Certificates:

  3,000,000   9.080% due 10/26/2015 ............................................         3,230,790

  5,500,000   9.560% due 10/19/2018 ............................................         6,142,235
                                                                                      ------------
                                                                                        21,677,403
                                                                                      ------------

    OIL & GAS - 6.5%

  1,600,000  Burlington Resources, Deb.,
              9.125% due 10/01/2021 ............................................         1,826,261

  8,700,000  Occidental Petroleum Corporation, Sr. Note,
              11.125% due 08/01/2010 ...........................................        10,779,204

  5,950,000  Phillips Petroleum Company, Deb.,
              9.180% due 09/15/2021 ............................................         6,228,543
                                                                                      ------------
                                                                                        18,834,008
                                                                                      ------------

    AUTO - 6.0%

  2,000,000  Ford Holdings, Inc., Deb.,
              9.375% due 03/01/2020 ............................................         2,382,380

             Ford Motor Company, Deb.:

  3,750,000   8.900% due 01/15/2032 ............................................         4,335,333

    825,000   7.400% due 11/01/2046 ............................................           797,708

             General Motors Corporation, Deb.:

    350,000   9.625% due 12/01/2000 ............................................           361,452

  8,000,000   9.400% due 07/15/2021 ............................................         9,467,447
                                                                                      ------------
                                                                                        17,344,320
                                                                                      ------------

    BANKS - 4.9%

    175,000  Abbey National First Capital, Sub. Note,
              8.200% due 10/15/2004 ............................................           182,385

    400,000  Banc One Corporation, Sub. Note,
              10.000% due 08/15/2010 ...........................................           478,147

  1,000,000  BankAmerica Corporation, Sub. Note,
              6.625% due 08/01/2007 ............................................           967,121

  1,000,000  Bank of New York, Sub. Note,
              7.875% due 11/15/2002 ............................................         1,025,915

  1,000,000  Barnett Banks, Florida, Inc., Sub. Note,
              10.875% due 03/15/2003 ...........................................         1,112,738

    690,000  BB&T Corporation, Sub. Note,
              7.250% due 06/15/2007 ............................................           682,229

  1,000,000  Chase Manhattan Corporation, Sub. Note,
              8.500% due 02/15/2002 ............................................         1,040,658

  1,000,000  Citicorp, Sub. Note,
              8.000% due 02/01/2003 ............................................         1,030,773

  1,100,000  First Interstate Bancorp, Sub. Note,
              9.125% due 02/01/2004 ............................................         1,187,274

  1,000,000  First Nationwide Bank, Sub. Deb.,
              10.000% due 10/01/2006 ...........................................         1,043,558

    246,000  First Union Corporation, Sub. Note,
              9.450% due 08/15/2001 ............................................           257,627

    995,000  Fleet Financial Group, Inc., Sub. Deb.,
              6.875% due 01/15/2028 ............................................           900,884

  1,000,000  Key Bank NA, Sub. Deb.,
              6.950% due 02/01/2028 ............................................           908,910

  1,000,000  Manufacturers & Trade Trust Company,
              Sub. Note,
              8.125% due 12/01/2002 ............................................         1,033,493

    500,000  Mercantile Bank, Sub. Note,
              7.625% due 10/15/2002 ............................................           509,858

    670,000  NationsBank Corporation Sub. Note,
              6.800% due 03/15/2028 ............................................           607,047

  1,000,000  Norwest Bancorp, Sub. Deb.,
              6.650% due 10/15/2023 ............................................           880,331

    500,000  Summit Bancorp, Sub. Note,
              8.625% due 12/10/2002 ............................................           524,867
                                                                                      ------------
                                                                                        14,373,815
                                                                                      ------------

    UTILITIES - 2.8%

    300,000  Avon Energy Partners Holding, Sr. Note,
              6.730% due 12/11/2002++ ..........................................           296,091

  1,030,000  National Rural Utilities Cooperative Finance Corporation,
              Collateral Trust,
              5.700% due 01/15/2010 ............................................           928,777

              Niagara Mohawk Power Corporation, Deb.:

  1,000,000   9.750% due 11/01/2005 ............................................         1,113,411

  1,396,000   8.770% due 01/01/2018 ............................................         1,473,645

              Texas Utilities Electric Company, First Mortgage:

  1,200,000   8.875% due 02/01/2022 ............................................         1,240,339

  3,000,000   8.750% due 11/01/2023 ............................................         3,079,892

    220,000  Texas-New Mexico Power Company,
              Sr. Note,
              6.250% due 01/15/2009 ............................................           192,050
                                                                                      ------------
                                                                                         8,324,205
                                                                                      ------------

    HEALTH CARE - 2.8%

  1,500,000  Aetna Services, Inc., Company Guarantee,
              7.625% due 08/15/2026 ............................................         1,393,057

  1,500,000  American Home Products Corporation, Deb.,
              7.250% due 03/01/2023 ............................................         1,431,822

  1,047,000  CII Financial Inc., Conv. Note,
              7.500% due 09/15/2001 ............................................           679,241

    200,000  Dura Pharmaceuticals Inc., Sub. Note,
              3.500% due 07/15/2002 ............................................           155,000

  3,000,000  FHP International, Sr. Note,
              7.000% due 09/15/2003 ............................................         3,005,628

  1,800,000  Medical Care International Inc. (Columbia), Conv. Sub. Deb.,
              6.750% due 10/01/2006 ............................................         1,505,250
                                                                                      ------------
                                                                                         8,169,998
                                                                                      ------------

    GAMING - 2.8%

  5,000,000  Circus Circus Enterprise, Deb.,
              7.000% due 11/15/2036 ............................................         4,442,270

  1,500,000  Louisiana Casino Cruises, Note,
              11.000% due 12/01/2005 ...........................................         1,496,250

  1,250,000  Riviera Black Hawk Inc., First Mortgage,
              13.000% due 05/01/2005 ...........................................         1,312,500

  1,000,000  Riviera Holdings Corporation, Company Guarantee,
              10.000% due 08/15/2004 ...........................................           885,000
                                                                                      ------------
                                                                                         8,136,020
                                                                                      ------------

    REAL ESTATE INVESTMENT TRUSTS - 1.8%

    500,000  Developers Diversified Realty, MTN, Sr. Note,
              6.580% due 02/06/2001 ............................................           494,868

             Franchise Finance Corporation:

  3,000,000  MTN,
              7.070% due 01/15/2008 ............................................         2,743,908

             Sr. Note:

    900,000   7.000% due 11/30/2000 ............................................           895,642

  1,100,000   7.875% due 11/30/2005 ............................................         1,083,428
                                                                                      ------------
                                                                                         5,217,846
                                                                                      ------------
             Total Corporate Bonds and Notes
               (Cost $221,259,437) .............................................       221,878,093
                                                                                      ------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES - 12.1%

    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 4.4%

  1,256,691   6.000% due 08/01/2013 ............................................         1,208,819

  1,560,940   5.500% due 03/01/2014 ............................................         1,470,081

    315,797   7.536% due 06/01/2016 ............................................           324,906

     52,591   7.000% due 07/01/2022 ............................................            51,684

    148,793   7.000% due 07/01/2023 ............................................           146,227

  1,681,743   7.250% due 03/18/2026 ............................................         1,687,291

     56,190   7.000% due 08/01/2026 ............................................            55,223

    107,694   7.000% due 09/01/2026 ............................................           105,837

     18,649   7.000% due 11/01/2026 ............................................            18,327

  3,289,079   6.500% due 09/01/2028 ............................................         3,154,910

  2,854,693   6.500% due 11/01/2028 ............................................         2,738,244

    129,451   6.000% due 02/01/2029 ............................................           120,757

    984,809   6.000% due 03/01/2029 ............................................           918,674

    975,973   6.000% due 04/01/2029 ............................................           910,430
                                                                                      ------------
             Total FNMAs (Cost $13,331,011) ....................................        12,911,410
                                                                                      ------------

    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 4.2%

     96,283   9.000% due 12/01/2004 ............................................            99,394

  1,000,247   7.000% due 07/15/2023 ............................................           982,066

    574,503   6.500% due 08/15/2023 ............................................           549,631

  1,594,915   6.500% due 12/15/2023 ............................................         1,525,858

    357,676   7.500% due 12/15/2023 ............................................           360,465

  2,014,527   6.000% due 02/15/2024 ............................................         1,871,054

  1,567,895   6.500% due 03/15/2024 ............................................         1,500,018

  1,402,255   6.500% due 07/15/2024 ............................................         1,353,819

    146,051   8.000% due 06/15/2027 ............................................           149,454

  1,418,944   8.000% due 08/15/2027 ............................................         1,452,008

    366,479   7.500% due 01/15/2028 ............................................           367,876

    230,688   7.500% due 02/15/2028 ............................................           231,567

    733,386   7.500% due 03/15/2028 ............................................           736,181

    485,454   7.500% due 08/15/2028 ............................................           487,305

    482,594   7.500% due 10/15/2028 ............................................           484,434
                                                                                      ------------
             Total GNMAs (Cost $12,389,563) ....................................        12,151,130
                                                                                      ------------

    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 3.5%

  1,266,003  #G10735,
              7.500% due 09/01/2012 ............................................         1,283,344

    784,661  #C00362,
              9.000% due 06/01/2024 ............................................           822,471

    297,587  #C80253,
              9.000% due 01/01/2025 ............................................           311,927

  8,126,189  #C00701,
              6.500% due 01/01/2029 ............................................         7,798,857
                                                                                      ------------
             Total FHLMCs (Cost $10,618,851) ...................................        10,216,599
                                                                                      ------------
             Total U.S. Government Agency Mortgage-Backed Securities
               (Cost $36,339,425) ..............................................        35,279,139
                                                                                      ------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 2.1%

  1,750,000  Donaldson, Lufkin & Jenrette Acceptance Corporation,
              1993-MF17 A2,
              7.350% due 12/18/2003 ............................................         1,752,424

  1,354,136  Donaldson, Lufkin & Jenrette Acceptance Corporation, 1995-
              Q10 B1,
              7.620% due 01/25/2026 ............................................           921,659

    150,000  Federal National Mortgage Association, Series 1996-M7 B,
              6.889% due 06/17/2011 ............................................           151,186

    388,931  Resolution Trust Corporation, 1991-M2 A2,
              7.132% due 09/25/2020 ............................................           377,525

  2,812,886  Weyerhauser Mortgage Corporation, 1982-C FHA Putable,
              7.430% due 06/01/2022 ............................................         2,853,912
                                                                                      ------------
             Total CMOs (Cost $6,222,978) ......................................         6,056,706
                                                                                      ------------

U.S. TREASURY OBLIGATIONS - 7.0%

    U.S. TREASURY BONDS - 4.0%

 10,500,000   6.250% due 08/15/2023 ............................................        10,280,160

  1,500,000   6.125% due 11/15/2027 ............................................         1,449,375
                                                                                      ------------
                                                                                        11,729,535
                                                                                      ------------

    U.S. TREASURY NOTES - 3.0%

  3,985,000   7.250% due 08/15/2022 ............................................         4,348,631

  5,000,000   5.250% due 11/15/2028 ............................................         4,300,000
                                                                                      ------------
                                                                                         8,648,631
                                                                                      ------------

    U.S. TREASURY STRIP (PRINCIPAL ONLY) - 0.0%**

    328,000   Zero coupon due 08/15/2022 .......................................            76,688
                                                                                      ------------
              Total U.S. Treasury Obligations
               (Cost $21,854,515) ..............................................        20,454,854
                                                                                      ------------

  SHARES
  ------

PREFERRED STOCKS - 0.7%

      7,000   California Federal, Series A, Conv. Pfd.,
               9.125% due 01/31/2002 ...........................................           155,750

     15,100   First Industrial Realty Trust, Series A ..........................           345,412

     13,000   Microsoft Corporation, Series A, Conv. Pfd.,
               $2.196 due 12/15/2009 ...........................................         1,318,687
                                                                                      ------------
             Total Preferred Stocks (Cost $1,625,250) ..........................         1,819,849
                                                                                      ------------
TOTAL INVESTMENTS (Cost $287,301,605*) .................................   98.1%       285,488,641

OTHER ASSETS AND LIABILITIES (NET) .....................................    1.9          5,588,715
                                                                           ----       ------------
NET ASSETS .............................................................  100.0%      $291,077,356
                                                                          =====       ============
--------------
  * Aggregate cost for federal tax purposes.
 ** Amount represents less than 0.1% of net assets.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

--------------------------------------------------------------------------------------------------
                                         GLOSSARY OF TERMS
                 FHA    -- Federal Housing Authority
                 MTN    -- Medium Term Note
                 STRIP  -- Separate trading of registered interest and principal securities
--------------------------------------------------------------------------------------------------

                                See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

OCTOBER 31, 1999

PRINCIPAL
  AMOUNT                                                                            VALUE
---------                                                                           -----

MUNICIPAL BONDS AND NOTES - 97.6%

    CALIFORNIA - 96.6%
             Alameda County:

$1,000,000   COP, (Santa Rita Jail Project),
              (MBIA Insured),
              5.375% due 06/01/2009 ............................................      $  1,028,630

 1,000,000   Public Financing Authority Revenue,
              5.000% due 09/02/2008 ............................................           951,500

   500,000   California Educational Facilities, Financing Authority
              Revenue, University San Diego, (AMBAC Insured),
              Zero coupon due 10/01/2009 .......................................           299,425

 1,000,000   California Health Facilities, Financing Authority Revenue,
              (Catholic Health Corporation), Series A, (AMBAC Insured),
              5.875% due 07/01/2009 ............................................         1,047,000

             California Housing Finance Agency Revenue:

 1,930,000   Home Mortgage, Series B1, AMT,
              (AMBAC Insured),
              6.200% due 02/01/2007 ............................................         1,969,295

             Home Mortgage, Series L, AMT,
             (MBIA Insured):

   330,000   5.000% due 08/01/2008 .............................................           323,539

   500,000   5.100% due 02/01/2009 .............................................           492,180

   445,000   Series E, (MBIA Insured),
               6.050% due 08/01/2006 ...........................................           454,082

   450,000   SFMR, Series D1,
               4.750% due 08/01/2009 ...........................................           437,036

              California State, GO:

 1,240,000   County Jail and School Building,
              (AMBAC Insured),
              7.250% due 08/01/2003 ............................................         1,362,338

 1,000,000   (FGIC Insured),
              6.200% due 09/01/2005 ............................................         1,084,500

              California State, Public Works Board, (Various California
              University Projects), Series A, (AMBAC Insured):

 1,500,000   Series A,
              5.900% due 12/01/2003 ............................................         1,589,220

 2,000,000   Series D,
              5.250% due 10/01/2010 ............................................         2,025,640

              California Statewide Communities Development Authority,
              Children's Hospital of
              Los Angeles, COP:

    50,000   4.200% due 08/15/2007 .............................................            48,088

 1,600,000   (MBIA Insured),
              6.000% due 06/01/2007 ............................................         1,711,920

 1,000,000   Castaic Lake, Water Agency, COP, (Water Systems Improvement
              Project), Series A, (MBIA Insured),
              5.600% due 08/01/2005 ............................................         1,047,160

 1,940,000   Central Valley, School Districts Financing Authority,
              Capital Appreciation, School District, GO, Series A, (MBIA
              Insured),
              Zero coupon due 08/01/2008 .......................................         1,247,730

   850,000   Corona, Public Financing Authority, Superior Lien, Series A,
              (FSA Insured),
              4.375% due 09/01/2009 ............................................           804,313

    60,000   El Rancho, Unified School District, Series B, (FGIC
              Insured),
              Zero coupon due 08/01/2009 .......................................            36,242

             Foothill Eastern Transportation Corridor Agency, Toll Road
              Revenue:

 1,000,000   Capital Appreciation, Sr. Lien, Series A,
              Zero coupon due 01/01/2004 .......................................           827,670

             (MBIA Insured):

 1,500,000    4.375% due 01/15/2007 ............................................         1,464,105

   185,000    4.500% due 01/15/2008 ............................................           180,218

             Fresno, Unified School District, GO, Series C, (MBIA
              Insured):

 1,265,000    5.800% due 02/01/2012 ............................................         1,319,623

 1,375,000    5.800% due 02/01/2013 ............................................         1,425,793

             Gilroy, Unified School District, COP,
              (FSA Insured):

 1,390,000    5.600% due 09/01/2003 ............................................         1,452,981

 1,400,000    5.625% due 09/01/2004 ............................................         1,472,366

   685,000   Golden West Schools, Financing Authority, Series A, (MBIA
              Insured),
              5.650% due 02/01/2012 ............................................           703,543

 1,000,000   Inland Empire Solid Waste Financing Authority Revenue,
              (Landfill Improvement Financing Project), Series B, AMT,
              (FSA Insured),
              6.000% due 02/01/2006 ............................................         1,060,500

 1,000,000   Irvine, Public Facilities and Infrastructure Authority
              Assessment Revenue, Series A, (AMBAC Insured),
              4.150% due 09/02/2009 ............................................           930,150

 1,000,000   Loma Linda, Hospital Revenue, (Loma Linda University Medical
              Center), Series A, (AMBAC Insured),
              5.050% due 12/01/2012 ............................................           962,050

             Los Angeles, Community Redevelopment Agency, MFHR, (AMBAC
              Insured):

   175,000    5.650% due 07/01/2000 ............................................           175,557

   855,000    6.000% due 07/01/2004 ............................................           880,120

             Los Angeles, COP:

 1,200,000    5.000% due 02/01/2008 ............................................         1,159,356

   905,000   Department of Public Social Services,
              Series A, (AMBAC Insured),
              5.125% due 08/01/2012 ............................................           879,352

             Los Angeles, Department of Water and Power, Electric Plant
              Revenue Bond,
              (MBIA Insured):

 1,100,000    8.500% due 01/15/2002 ............................................         1,197,966

 1,000,000    5.400% due 09/01/2006 ............................................         1,039,510

 1,500,000   Los Angeles, Unified School District, COP, Series B, (AMBAC
              Insured),
              6.000% due 12/01/2001 ............................................         1,559,700

 1,500,000   Los Angeles County, Capital Asset Leasing Corporation,
              Leasehold Revenue,
              (AMBAC Insured),
              6.000% due 12/01/2006 ............................................         1,610,265

             Los Angeles County, Schools Regionalized Business Services,
              Capital Appreciation, COP, Series A, (AMBAC Insured):

 1,670,000    Zero coupon due 08/01/2008 .......................................         1,059,515

 1,980,000    Zero coupon due 08/01/2012 .......................................           960,201

   492,000   Modesto, Mortgage Revenue Bonds,
              (GNMA Collateral),
              5.875% due 12/01/2004 ............................................           504,772

   250,000   Oakland, Improvement Board Act of 1915, Medical Hill
              Parking, Assessment District #3, (MBIA Insured),
              6.000% due 09/02/2004 ............................................           259,118

   330,000   Oakland, Revenue Bonds, (YMCA East Bay Project),
              6.250% due 06/01/2000 ............................................           331,964

              Paramount, Redevelopment Agency Tax Allocation,
              (Redevelopment Project Area #1), (MBIA Insured):

 1,610,000    6.100% due 08/01/2006 ............................................         1,721,042

 1,700,000    6.100% due 08/01/2007 ............................................         1,817,249

 1,155,000   Redondo Beach, Public Financing Authority Revenue, (South
              Bay Center Redevelopment Project),
              6.750% due 07/01/2006 ............................................         1,209,608

 1,300,000   Sacramento, Municipal Utility District, Electric Revenue,
              (AMBAC Insured),
              5.500% due 05/15/2007 ............................................         1,348,606

   940,000   San Bernardino, Unified City School District, Capital
              Appreciation, Series B,
              (FGIC Insured),
              Zero coupon due 08/01/2008 .......................................           604,570

             San Diego, Unified School District, Capital Appreciation,
              Series A, (FGIC Insured):

 2,000,000    Zero coupon due 07/01/2008 .......................................         1,291,740

 1,500,000    Zero coupon due 07/01/2011 .......................................           796,710

   700,000   San Diego County, COP, Burnham Institute,
              5.700% due 09/01/2011 ............................................           692,531

             San Francisco City & County, Airport Community International
              Airport Revenue:

 2,485,000   Second Series - Issue 18A, AMT,
              (MBIA Insured),
              6.000% due 05/01/2006 ............................................         2,654,949

 1,000,000   Second Series - Issue 22, AMT,
              (AMBAC Insured),
              6.000% due 05/01/2008 ............................................         1,068,240

 1,050,000   Santa Ana, COP, (Santa Ana Recycling Project), Series A,
              AMT, (AMBAC Insured),
              5.400% due 05/01/2007 ............................................         1,080,177

   650,000   Santa Clara, Redevelopment Agency, Tax Allocation, (Bay
              Shore North Project), (AMBAC Insured),
              7.000% due 07/01/2010 ............................................           733,122

 1,350,000   Solano County, COP, (Solano Park Hospital Project), (FSA
              Insured),
              6.500% due 08/01/2006 ............................................         1,480,410

 1,265,000   South Orange County, Public Financing Authority, Special Tax
              Revenue, Series A, (FSA Insured),
              4.750% due 08/15/2009 ............................................         1,240,168

   995,000   Southern California, Home Financing Authority, MFHR, (The
              Fountains Project), Series A, AMT, (AMBAC Insured),
              (FNMA Collateral),
              5.400% due 01/01/2027 ............................................           999,030

 1,000,000   Stanton, MFHR, (Continental Gardens Apartments), (AMBAC
              Insured), (FNMA Collateral), 5.625% due 08/01/2029                         1,014,520

 1,305,000   Stocton, Community Facilities Supplemental Tax, (Mello Roos-
              Weston Ranch), Series A,
              5.500% due 09/01/2009 ............................................         1,255,513

 1,070,000   University of California, Series A,
              (CONNIE LEE Insured),
              5.500% due 09/01/2006 ............................................         1,097,595

 1,000,000   Valley Health Systems, California Hospital Revenue,
              (Hospital Revenue Refunding & Improvement Project), Series A,
              (ACA Insured),
              6.125% due 05/15/2005 ............................................         1,040,570
                                                                                      ------------
                                                                                        64,522,583
                                                                                      ------------

    PUERTO RICO - 1.0%

   628,255   Centro de Recaudaciones de Ingresos Municipales, COP,
              6.850% due 10/17/2003 ............................................           636,404
                                                                                      ------------
             Total Municipal Bonds and Notes
               (Cost $64,503,500) ..............................................        65,158,987
                                                                                  ---------------

SHORT-TERM MUNICIPAL BONDS - 0.5%

   200,000   California Statewide Communities Development Authority, John
              Muir/Mt. Diablo Health Center, (AMBAC Insured),
              3.550% due 08/15/2027+ ...........................................           200,000

   100,000   Orange County Sanitation Districts 1-3, 5-7 & 11, COP,
              3.500% due 08/01/2016+ ...........................................           100,000
                                                                                      ------------
             Total Short-Term Municipal Bonds
               (Cost $300,000) .................................................           300,000
                                                                                      ------------
TOTAL INVESTMENTS (Cost $64,803,500*) ...................................  98.1%        65,458,987

OTHER ASSETS AND LIABILITIES (NET) ......................................   1.9          1,294,087
                                                                           ----       ------------
NET ASSETS .............................................................. 100.0%      $66,753,074
                                                                          =====       ===========
--------------
* Aggregate cost for federal tax purposes.
+ Variable rate demand notes are payable upon not more than one business day's notice. The interest rate shown reflects the rate currently in effect.

California Insured Intermediate Municipal Fund had the following industry concentrations greater than 10% at October 31, 1999 (as a percentage of net assets):

          Public Education                                     22.6%
          General Purpose                                      11.5%
          Tax District                                         10.5%

California Insured Intermediate Municipal Fund had the following insurance concentrations greater than 10% at October 31, 1999 (as a percentage of net assets):
          AMBAC                                                35.6%
          MBIA                                                 30.1%
          FSA                                                  11.3%
--------------------------------------------------------------------------------------------------
                                         GLOSSARY OF TERMS
                    ACA        -- American Capital Access
                    AMBAC      -- American Municipal Bond Assurance Corporation
                    AMT        -- Alternative Minimum Tax
                    CONNIE LEE --  College Construction Loan Association
                    COP        -- Certificates of Participation
                    FGIC       -- Federal Guaranty Insurance Corporation
                    FNMA       -- Federal National Mortgage Association
                    FSA        -- Financial Security Assurance
                    GNMA       -- Government National Mortgage Association
                    GO         -- General Obligation Bonds
                    MBIA       -- Municipal Bond Investors Assurance
                    MFHR       -- Multi-family Housing Revenue
                    SFMR       -- Single Family Mortgage Revenue
--------------------------------------------------------------------------------------------------

                                See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
CALIFORNIA MUNICIPAL FUND
OCTOBER 31, 1999

          PRINCIPAL
             AMOUNT                                                                       VALUE

MUNICIPAL BONDS AND NOTES - 97.9%

    CALIFORNIA - 95.5%

$ 1,100,000   Abag, Financing Authority for Nonprofit Corporation, COP,
               (Episcopal Homes Foundation),
               5.000% due 07/01/2007 ...........................................      $  1,091,981

  5,360,000   Alhambra, Improvement Board Act of 1915, Assessment
               District No. 1, Public Works, (MBIA Insured),
               6.125% due 09/02/2018 ...........................................         5,433,272

  2,550,000   Alta Loma, School District, Capital Appreciation, Series A,
               (FGIC Insured),
               Zero coupon due 08/01/2022 ......................................           636,225

  2,000,000   Anaheim, Public Financing Authority Revenue, Residual
               Interest Bond, (MBIA Insured),
               9.494% due 12/28/2018+ ..........................................         2,212,500

  1,475,000   Antioch, Public Financing Authority, Reassessment Revenue,
               Series A, (AMBAC Insured),
               5.000% due 09/02/2018 ...........................................         1,310,508

  2,000,000   Barstow Redevelopment Agency, Central Redevelopment, Tax
               Allocation, Series A, (MBIA Insured),
               7.000% due 09/01/2014 ...........................................         2,291,500

  2,910,000   Big Bear Lake, Improvement Agency, Housing Set Aside
               Mountain Meadows II, (AMBAC Insured),
               5.375% due 08/01/2029 ...........................................         2,695,154

  1,000,000   Brawley, Wastewater Treatment Facility, (AMBAC Insured),
               5.000% due 07/01/2016 ...........................................           915,660

  1,000,000   Brea & Olinda, Unified School District, (High School
               Refinancing), COP, Series A, (FSA Insured),
               6.000% due 08/01/2009 ...........................................         1,058,500

  4,000,000   California Community College Financing Authority Lease
               Revenue, Series A, (MBIA Insured),
               4.625% due 10/01/2019 ...........................................         3,359,320

            California Educational Facilities Authority Revenue:

  4,605,000   (College of Osteopathic Medicine),
               (Pre-refunded to 06/01/2003),
               7.500% due 06/01/2018 ...........................................         5,073,835

  1,000,000   (Heald Colleges),
               5.450% due 02/15/2022 ...........................................           901,030

  2,000,000   (Pooled College and University), Series B,
               5.125% due 04/01/2017 ...........................................         1,767,560

            California Health Facilities, Financing Authority Revenue:

 10,000,000   (Cedars-Sinai Medical Center),
               6.125% due 12/01/2030 ...........................................         9,768,600

  1,000,000   (Hospital of The Good Samaritan),
               7.000% due 09/01/2021 ...........................................         1,022,880

            California Housing Finance Agency, Home Mortgage, AMT:

    500,000   (Multi-family Housing II), Series C,
               6.875% due 08/01/2024 ...........................................           519,690

              (Multi-family Housing III), Series A, (MBIA Insured):

  1,000,000    5.850% due 08/01/2017 ...........................................           989,020

  3,000,000    5.950% due 08/01/2028 ...........................................         2,923,140

              Series B, (MBIA Insured):

  1,000,000    6.000% due 08/01/2016 ...........................................         1,000,030

  2,000,000    6.100% due 02/01/2028 ...........................................         1,986,440

    925,000   Series N, (FHA/VA Insured),
               6.375% due 02/01/2027 ...........................................           948,254

              California Housing Finance Agency, Home Ownership &
               Improvement Revenue:

  2,000,000   Series A, (MBIA Insured),
               Zero coupon due 02/01/2016 ......................................           758,660

    415,000   Series B, AMT, (MBIA Insured),
               5.200% due 08/01/2026 ...........................................           418,577

  5,010,000   Series C, AMT, (FHA Insured),
               6.650% due 08/01/2014 ...........................................         5,135,050

    665,000   Series D, AMT, (MBIA Insured),
               6.300% due 08/01/2014 ...........................................           682,170

  5,000,000   Series D, AMT,
               Zero coupon due 02/01/2019 ......................................         1,514,450

  2,630,000   Series F, AMT, (MBIA Insured),
               6.800% due 08/01/2014 ...........................................         2,744,142

  1,060,000   Series F1, AMT, (AMBAC Insured),
               6.500% due 08/01/2008 ...........................................         1,097,927

              California, Pollution Control Financing Authority, PCR:

  1,000,000    (Keller Canyon Landfill Company Project), AMT,
               6.875% due 11/01/2027 ...........................................           990,190

  2,500,000   San Diego Gas and Electric), Series A, AMT, (AMBAC Insured),
               5.850% due 06/01/2021 ...........................................         2,438,550

              (Southern California Edison Company):

 13,250,000   Series B, AMT, (AMBAC Insured),
               6.400% due 12/01/2024 ...........................................        13,444,378

  5,000,000   Series B, AMT, (FGIC Insured),
               6.400% due 12/01/2024** .........................................         5,073,350

  2,000,000   Series B, (MBIA Insured),
               5.450% due 09/01/2029 ...........................................         1,862,820

  5,000,000   (Waste Management), Series A, AMT,
               7.150% due 02/01/2011 ...........................................         5,109,150

  3,100,000   (Waste Removal Systems), Series A, AMT, LOC Wells Fargo
               & Company,
               7.100% due 11/01/2009 ...........................................         3,167,735

  2,250,000   California Residential Efficiency Financing Authority,
               (First Resource Efficiency), (AMBAC Insured),
               6.000% due 07/01/2017 ...........................................         2,281,207

  1,075,000   California Rural Home Mortgage Finance Authority, SFMR,
               Mortgage-Backed Securities, Series A-2, AMT, (GNMA Collateral),
               7.950% due 12/01/2024 ...........................................         1,162,741

              California State, GO:

  1,500,000    4.000% due 04/01/2008 ...........................................         1,399,335

  2,000,000    5.500% due 04/01/2013 ...........................................         2,014,080

  1,500,000    5.000% due 10/01/2018 ...........................................         1,340,190

              (FGIC Insured):

  1,000,000    6.750% due 02/01/2008 ...........................................         1,124,640

  1,000,000    4.500% due 12/01/2021 ...........................................           814,000

    415,000   (MBIA Insured),
               6.000% due 10/01/2014 ...........................................           429,691

              California State, Public Works Board Lease Revenue:

  1,915,000   (California Community Colleges),
               Series A,
               5.000% due 12/01/2011 ...........................................         1,856,631

  1,750,000   (Department Health Sevices), Series A, (MBIA Insured),
               5.750% due 11/01/2024 ...........................................         1,699,215

              California Statewide Communities Development Authority, COP:

  3,000,000   (Cedars-Sinai Medical Center),
               (MBIA Insured),
               6.500% due 08/01/2012 ...........................................         3,276,420

    735,000   (Children's Campus),
               6.500% due 09/01/2022 ...........................................           754,963

              California Statewide Communities Development Authority Revenue:

  3,300,000   Multi-family, (Housing Equity Residential), Series C,
               5.200% due 12/01/2029 ...........................................         3,171,729

  1,000,000   Water & Wastewater, (Pooled Finance Program), Series A,
               (FSA Insured),
               5.000% due 10/01/2025 ...........................................           869,880

  2,800,000   (Sherman Oaks Project), Series A, (AMBAC Insured),
               5.000% due 08/01/2022 ...........................................         2,478,364

              Capistrano Beach, Water District, COP, (Wastewater Enterprises),
               Capital Improvements, (MBIA Insured):

  2,645,000    4.750% due 12/01/2028 ...........................................         2,159,881

  1,475,000    4.750% due 12/01/2028 ...........................................         1,204,470

  6,225,000   Carson, Improvement Board Act of 1915, GO,
               7.375% due 09/02/2022 ...........................................         6,544,591

              Castaic Lake, Water Agency, COP, Water System Improvement, (AMBAC
               Insured):

  3,000,000    5.125% due 08/01/2030 ...........................................         2,620,020

 10,445,000    Zero coupon due 08/01/2022 ......................................         2,634,856

  4,675,000   Chula Vista, IDR, (San Diego Gas and Electric), Series A, AMT,
               (AMBAC Insured),
               6.400% due 12/01/2027 ...........................................         4,741,572

  2,885,000   Chula Vista, Redevelopment Agency, Tax Allocation Revenue,
               8.625% due 09/01/2024 ...........................................         3,338,435

  2,000,000   Coachella, Redevelopment Agency, Tax Allocation Revenue,
               (Project Area No. 3),
               5.875% due 12/01/2028 ...........................................         1,816,980

              Contra Costa County, Finance Authority, Tax Allocation Revenue,
               Series A:

  1,595,000    7.000% due 08/01/2009 ...........................................         1,715,837

  1,000,000    7.100% due 08/01/2022 ...........................................         1,065,050

              Culver City, Redevelopment Finance Authority Revenue, Tax
               Allocation:

  5,000,000   Series A, (FSA Insured),
               5.600% due 11/01/2025 ...........................................         4,740,200

  1,500,000   Series B,
               6.250% due 11/01/2025 ...........................................         1,453,230

  2,500,000   Davis, Public Facilities Finance Authority, Mace Ranch
               Area, Series A,
               6.600% due 09/01/2025 ...........................................         2,511,375

              Delano, COP:

  1,720,000   Regional Medical Center,
               5.250% due 01/01/2018 ...........................................         1,454,380

  3,200,000   Series A, (Pre-refunded to 01/01/2003),
               9.250% due 01/01/2022 ...........................................         3,709,920

              Duarte, COP, Series A:

  1,500,000    5.250% due 04/01/2024 ...........................................         1,258,305

  2,500,000    5.250% due 04/01/2031 ...........................................         2,045,125

  1,985,000   El Cajon, COP, (Helix View Nursing Hospital), Limited
               Obligation, Series 1990, AMT, (FHA Insured),
               7.750% due 02/01/2029 ...........................................         2,007,649

  2,215,000   El Monte, COP, (AMBAC Insured),
               4.750% due 06/01/2030 ...........................................         1,796,188

              Escondido, Unified High School District, Capital Appreciation,
               (MBIA Insured):

  5,850,000    Zero coupon due 11/01/2019 ......................................         1,759,973

  3,715,000    Zero coupon due 05/01/2020 ......................................         1,082,477

  3,655,000    Zero coupon due 11/01/2020 ......................................         1,033,451

  4,595,000   Fairfield, Housing Authority Mortgage Revenue, (Creekside
               Estates Project), (Pre-refunded to 08/01/2002),
               7.875% due 02/01/2015 ...........................................         5,107,756

  1,000,000   Fairfield, Housing Authority Revenue, (Creekside Estates
               Mobile Homes),
               5.625% due 09/01/2023 ...........................................           906,910

              Foothill Eastern Transportation Corridor Agency, Toll Road
               Revenue:

  1,000,000    5.000% due 01/15/2006 ...........................................         1,002,840

  5,000,000    5.750% due 01/15/2040 ...........................................         4,600,350

  3,000,000    5.800% due 01/15/2020++ .........................................         1,594,830

  4,000,000    5.875% due 01/15/2026++ .........................................         2,084,480

 10,000,000    Zero coupon due 01/15/2032 ......................................         1,248,400

 10,000,000    Zero coupon due 01/15/2033 ......................................         1,166,600

 10,000,000    Zero coupon due 01/15/2034 ......................................         1,093,500

 10,000,000    Zero coupon due 01/15/2036 ......................................           959,100

 10,000,000    Zero coupon due 01/15/2037 ......................................           898,000

 10,000,000    Zero coupon due 01/15/2038 ......................................           841,100

  1,200,000    (MBIA Insured),
               4.375% due 01/15/2007 ...........................................         1,171,284

  5,000,000    Series A,
               7.000% due 01/01/2008 ...........................................         4,065,350

  1,655,000   Fresno, Unified School District, GO, Series C, (MBIA Insured),
               5.800% due 02/01/2016 ...........................................         1,697,384

  2,000,000   Gilroy, Unified School District, COP, (Measure J Capital
               Projects), (FSA Insured),
               6.250% due 09/01/2012 ...........................................         2,103,540

              Golden West Schools Financing Authority:

               (School District Refinancing Program), Series A, (MBIA Insured):

  1,000,000    Zero coupon due 02/01/2010 ......................................           579,870

  1,740,000    Zero coupon due 02/01/2011 ......................................           944,263

  1,000,000    Zero coupon due 08/01/2011 ......................................           528,140

  1,215,000    Zero coupon due 08/01/2016 ......................................           448,651

  1,580,000    Zero coupon due 02/01/2017 ......................................           559,541

  2,225,000   Huntington Beach, School District, COP,
               5.250% due 07/01/2029 ...........................................         2,060,194

  2,000,000   Huntington Park, Public Financing Authority Lease Revenue,
               (Waste Water System Project),
               6.200% due 10/01/2025 ...........................................         1,901,420

  1,500,000   Inglewood, Redevelopment Agency, Tax Allocation, (Merged
               Redevelopment), Series A, (AMBAC Insured),
               5.250% due 05/01/2023 ...........................................         1,372,425

  1,700,000   Inglewood, Unified School District, GO, Series A, (FGIC Insured),
               5.600% due 10/01/2024 ...........................................         1,630,130

  2,000,000   Irvine, Meadows Mobile Home Park Revenue, Series A, (GNMA Collateral),
               5.700% due 03/01/2018 ...........................................         1,895,340

  1,270,000   Irvine, Public Facilities & Infrastructure Authority,
               Assessment Revenue, Series A, (AMBAC Insured),
               4.050% due 09/02/2008 ...........................................         1,192,441

  1,175,000   Kings County, Waste Management Authority, Solid Waste Revenue, AMT,
               7.200% due 10/01/2014 ...........................................      $  1,255,711

  3,625,000   La Habra, COP, Park and Viewpark, Series A, (FSA Insured),
               4.800% due 09/01/2022 ...........................................         3,053,918

  1,500,000   La Verne, Public Financing Authority, Capital Improvement,
               7.250% due 09/01/2026 ...........................................         1,564,830

  2,000,000   Lake Elsinore, Public Financing Authority, Local Agency
               Revenue, Series G,
               5.800% due 09/02/2015 ...........................................         1,846,800

  2,655,000   Loma Linda, Hospital Revenue, (Loma Linda University
               Medical Center), Series A, (AMBAC Insured),
               5.200% due 12/01/2014 ...........................................         2,537,490

              Long Beach, Rainbow Harbor Revenue, AMT:

  2,750,000    (AMBAC Insured),
               5.125% due 05/01/2020 ...........................................         2,472,745

  2,000,000    (FGIC Insured),
               6.000% due 05/15/2010 ...........................................         2,099,560

              Los Angeles, Community Redevelopment Agency, AMT:

  1,425,000    5.850% due 12/01/2026 ...........................................         1,331,591

  3,490,000   Series C, (AMBAC Insured),
               6.750% due 07/01/2014 ...........................................         3,643,490

  1,000,000   Los Angeles, Department of Airport Revenue, Series A,
               (FGIC Insured),
               5.500% due 05/15/2008 ...........................................         1,037,680

    310,000   Los Angeles, Home Mortgage Revenue, Mortgage-Backed
               Securities Project, (GNMA Collateral),
               8.100% due 05/01/2017 ...........................................           313,534

    315,000   Los Angeles, SFMR, Program 1990, Issue A, AMT, (GNMA Collateral),
               7.550% due 12/01/2023 ...........................................           323,124

              Los Angeles, State Building Authority Lease Revenue, Series A:

    730,000    4.600% due 10/01/2007 ...........................................           719,262

    500,000    4.750% due 10/01/2008 ...........................................           493,015

              Los Angeles, Unified School District, GO:

  1,445,000   Series A, (FGIC Insured),
               6.000% due 07/01/2013 ...........................................         1,524,359

  3,250,000   Series B,
               5.000% due 07/01/2023 ...........................................         2,850,998

 10,000,000   Los Angeles County, Disney Parking Refunding Project, COP,
               (AMBAC Insured),
               4.750% due 03/01/2023 ...........................................         8,346,900

  1,000,000   Los Angeles County, Master Refunding Project, COP,
               (Inverse Floater), (Pre-refunded to 05/01/2001),
               9.076% due 06/01/2015 ...........................................         1,115,000

              Los Angeles County, MFHR, AMT, (GNMA Collateral):

  3,000,000   (Park Parthenia Project),
               7.400% due 01/20/2022 ...........................................         3,067,380

  1,000,000   (Ridgecroft Apartments Project), Series E, AMT,
               6.250% due 09/20/2039 ...........................................         1,006,970

  3,000,000   Los Angeles County, Metropolitan Transportation Authority,
               Sales Tax Revenue, First Tier Properties, Series C,
               5.000% due 07/01/2023 ...........................................         2,631,750

              Los Angeles County, Residual Interest Bond, COP:

  3,740,000   (Edmund D. Edelman Children's Center), (AMBAC Insured),
               6.000% due 04/01/2012 ...........................................         3,867,833

  6,920,000   (Pension Obligation), (MBIA Insured),
               6.900% due 06/30/2008 ...........................................         7,880,634

    650,000   Los Angeles County, SFHR, Series B, (GNMA Collateral),
               7.600% due 08/01/2016 ...........................................           656,650

              Los Angeles County, School Regionalized Business Service, COP,
               Series A, (AMBAC Insured):

  1,045,000    Zero coupon due 08/01/2014 ......................................           439,621

  1,910,000    Zero coupon due 08/01/2015 ......................................           746,218

  1,945,000    Zero coupon due 08/01/2016 ......................................           708,933

  1,980,000    Zero coupon due 08/01/2017 ......................................           673,675

  2,135,000    Zero coupon due 08/01/2021 ......................................           556,701

  2,180,000    Zero coupon due 08/01/2022 ......................................           533,206

              Midpeninsula, Financing Authority Revenue, Regional Open Space
               District, Second Issue, (AMBAC Insured):

  3,905,000    Zero coupon due 08/01/2028 ......................................           614,530

  4,055,000    Zero coupon due 09/01/2028 ......................................           654,558

  4,100,000    Zero coupon due 08/01/2029 ......................................           605,037

  1,000,000   Monterey County, COP, (Natividad Medical Center
               Improvement Project), Series E, (MBIA Insured),
               4.750% due 08/01/2017 ...........................................           871,920

  2,785,000   Needles, Public Utilities Authority Revenue, (Utilities
               System Acquisition Project), Series A,
               6.500% due 02/01/2022 ...........................................         2,765,533

  3,500,000   Novato, Special Tax Revenue, (Community Facilities District),
               7.200% due 08/01/2015 ...........................................         3,655,610

  2,000,000   Oakland, Revenue Bonds, (YMCA East Bay Project),
               7.100% due 06/01/2010 ...........................................         2,069,760

              Oakland, Unified School District:

  2,645,000    7.000% due 11/15/2011 ...........................................         3,011,518

  3,445,000   COP, Energy Retrofit,
               6.750% due 11/15/2014 ...........................................         3,908,387

  4,500,000   Palm Desert, Financing Authority, Tax Allocation Revenue,
               (Inverse Floater), (MBIA Insured),
               8.760% due 04/01/2022+ ..........................................         4,719,375

  1,150,000   Palm Springs, Financing Authority, (Convention Center
               Project), Series A, (MBIA Insured),
               6.750% due 11/01/2021 ...........................................         1,219,506

              Port Oakland, AMT, (Mitsu Osk Lines Ltd.), Series A, LOC
               Industrial Bank of Japan Ltd.:

  3,030,000    6.750% due 01/01/2012 ...........................................         3,184,712

  2,300,000    6.800% due 01/01/2019 ...........................................         2,337,306

  3,000,000   Rancho, Water District Financing Authority, Residual
               Interest Bond, (AMBAC Insured), (Pre-refunded to 09/11/2001),
               9.270% due 08/17/2021+ ..........................................         3,352,500

  2,750,000   Redding, Electrical Systems Revenue, COP, (Inverse
               Floater), (MBIA Insured),
               9.004% due 07/08/2022+ ..........................................         3,066,250

  1,000,000   Redondo Beach, Public Financing Authority Revenue, (South
               Bay Center Redevelopment Project),
               7.125% due 07/01/2026 ...........................................         1,051,970

              Richmond, Power Financing Authority Term Lease Revenue:

  1,180,000    4.450% due 06/01/2007 ...........................................         1,125,106

  1,000,000    4.550% due 06/01/2008 ...........................................           946,960

  1,500,000   Riverside, School District, Special Project,
               7.250% due 09/01/2018 ...........................................         1,646,715

              Riverside County, Public Financing Authority Revenue, COP:

  1,500,000    5.750% due 05/15/2019 ...........................................         1,338,435

  2,100,000    5.800% due 05/15/2029 ...........................................         1,829,142

              Rocklin, Unified School District, (FGIC Insured):

  1,030,000    Zero coupon due 08/01/2014 ......................................           438,306

  1,210,000    Zero coupon due 08/01/2016 ......................................           446,805

  1,255,000    Zero coupon due 08/01/2017 ......................................           432,925

  1,360,000    Zero coupon due 08/01/2019 ......................................           409,034

  1,415,000    Zero coupon due 08/01/2020 ......................................           399,653

  1,225,000    Zero coupon due 08/01/2023 ......................................           286,883

              Rohnert Park, Community Development Agency, Tax Allocation
               Revenue, Capital Appreciation, (Rohnert Redevelopment), (MBIA
               Insured):

  1,745,000    Zero coupon due 08/01/2021 ......................................           462,757

  1,755,000    Zero coupon due 08/01/2023 ......................................           411,003

  1,755,000    Zero coupon due 08/01/2025 ......................................           361,898

  1,755,000    Zero coupon due 08/01/2027 ......................................           320,147

  1,755,000    Zero coupon due 08/01/2029 ......................................           283,204

  3,240,000   Sacramento County, Airport System Revenue, Series 1989,
               AMT, (Unrefunded Balance), (AMBAC Insured),
               7.000% due 07/01/2020 ...........................................         3,311,345

  2,300,000   Saddleback Valley, Unified School District, Public
               Financing Authority, Special Tax Revenue, Series A, (FSA
               Insured),
               4.750% due 09/01/2020 ...........................................         1,959,232

  1,000,000   Salinas, California Improvement Board, Act 1915, Special
               Assessment District #90-1, Series C-185,
               5.400% due 09/02/2012 ...........................................           934,400

              San Bernardino County, COP, (MBIA Insured):

  3,500,000   Joint Powers, Financing Authority, (Police Station),
               5.500% due 09/01/2024 ...........................................         3,290,210

 10,000,000   Residual Interest Bond,
               7.200% due 07/01/2016+ ..........................................        10,425,000

  4,465,000   San Diego, Unified School District, GO, Series A, (FGIC Insured),
               Zero coupon due 07/01/2018 ......................................         1,465,859

              San Diego County, COP:

  1,600,000    5.700% due 02/01/2028 ...........................................         1,433,504

  2,000,000   (Burnham Institute),
               6.250% due 09/01/2029 ...........................................         1,961,100

  4,000,000   San Diego County, Residual Interest Bond, COP, Series B,
               (MBIA Insured), (Pre-refunded to 04/27/2006),
               8.720% due 04/08/2021+ ..........................................         4,810,000

  1,000,000   San Dimas, Housing Authority Revenue, (Charter Oak Mobile
               Home Project), Series A, (FNMA Collateral),
               5.700% due 07/01/2028 ...........................................           912,140

    395,000   San Francisco, Bay Area Transportation, Financing
               Authority, Bridge Toll Notes, (ACA Insured),
               4.750% due 02/01/2004 ...........................................           393,546

  1,415,000   San Francisco City and County, International Airport
               Commission Revenue, Second Series, Issue 22, AMT, (AMBAC
               Insured),
               6.000% due 05/01/2008 ...........................................         1,511,560

              San Francisco City and County, MFMR, Series A, (FNMA Collateral):

  1,000,000    6.350% due 02/15/2012 ...........................................         1,015,870

  1,250,000    6.450% due 02/15/2024 ...........................................         1,267,938

              San Francisco City and County, Redevelopment Agency, Lease
               Revenue, Capital Appreciation, (George R. Moscone Project):

  2,000,000    Zero coupon due 07/01/2011 ......................................         1,032,540

  3,000,000    Zero coupon due 07/01/2013 ......................................         1,346,670

    235,000   San Francisco City and County, SFMR, AMT, GNMA and FNMA
               Mortgage-Backed Securities Program,
               7.450% due 01/01/2024 ...........................................           241,230

  4,000,000   San Joaquin County, COP, (General Hospital), (MBIA Insured),
               5.000% due 09/01/2017 ...........................................         3,575,320

  1,000,000   San Joaquin Hills, Transportation Corridor Agency, Toll
               Road Revenue, Capital Appreciation, Series A, (MBIA
               Insured),
               Zero coupon due 01/15/2007 ......................................           700,630

  1,000,000   San Jose, Redevelopment Agency, Tax Allocation, Merged
               Area Redevelopment, (AMBAC Insured),
               4.750% due 08/01/2023 ...........................................           837,740

              San Juan, Unified School District, GO, (FSA Insured):

  1,825,000    Zero coupon due 08/01/2020 ......................................           503,152

  1,000,000    Zero coupon due 08/01/2021 ......................................           258,560

  1,820,000    Zero coupon due 08/01/2022 ......................................           441,241

  2,000,000   San Macros, Public Facilities Authority Revenue,
               5.800% due 09/01/2018 ...........................................         1,852,020

  6,000,000   San Mateo County, Joint Powers Authority Lease Revenue,
               Capital Projects, Series A, (FSA Insured),
               4.750% due 07/15/2023 ...........................................         5,027,280

  3,000,000   Santa Clarita, Community Development Authority,
               7.500% due 11/15/2012 ...........................................         3,125,190

  4,765,000   Santa Rosa, Mortgage Revenue, (Channate Lodge), (FHA Insured),
               6.700% due 12/01/2024 ...........................................         4,932,442

  2,000,000   Shasta Lake, COP, (FSA Insured),
               6.000% due 04/01/2016 ...........................................         2,031,560

  2,495,000   Simi Valley, Community Development Agency, Commonwealth
               Mortgage Revenue, Sycamore Plaza II,
               6.000% due 09/01/2012 ...........................................         2,516,033

  5,000,000   South Orange County, Public Financing Authority, Special
               Tax Revenue, Sr. Lien, Series A, (MBIA Insured),
               6.200% due 09/01/2013 ...........................................         5,257,600

              Southern California, Housing Finance Agency, SFMR, GNMA and FNMA
               Mortgage-Backed Securities Program, (GNMA Collateral):

    605,000   Series 1988A, AMT,
               8.125% due 02/01/2021 ...........................................           623,350

  1,030,000   Series A,
               7.350% due 09/01/2024 ...........................................         1,063,588

    155,000   Series B,
               6.900% due 10/01/2024 ...........................................           158,932

     45,000   Stockton, Community Facilities Supplemental Tax #90-2,
               SFMR, GNMA Mortgage-Backed Securities Program,
               (Brookside Estates), AMT,
               7.450% due 08/01/2010 ...........................................            45,190

  1,305,000   Stockton, Community Facilities Supplemental Tax #90-1,
               (Mello Roos-Weston Ranch), Series A,
               6.000% due 09/01/2018 ...........................................         1,236,592

  5,350,000   Vallejo, Parity Revenue, (Water Improvement), Series A,
               (FSA Insured),
               5.250% due 05/01/2029 ...........................................         4,821,902

  2,025,000   Vallejo, Public Financing Authority Revenue, (Fairgrounds
               Drive Assessment District),
               5.700% due 09/02/2011 ...........................................         1,938,289
                                                                                     -------------
                                                                                       399,148,916
                                                                                     -------------
    GUAM - 1.2%

  2,000,000   Guam Airport Authority Revenue, Series B, AMT,
               6.700% due 10/01/2023 ...........................................         2,096,660

              Guam Power Authority Revenue, Series A:

  2,000,000    5.125% due 10/01/2029 ...........................................         1,688,700

  1,500,000    5.250% due 10/01/2034 ...........................................         1,273,950
                                                                                     -------------
                                                                                         5,059,310
                                                                                     -------------
    PUERTO RICO - 1.2%

  1,256,511   Centro de Recaudaciones de Ingresos Municipales, COP,
               6.850% due 10/17/2003 ...........................................         1,272,808

    750,000   Puerto Rico, Electric Power Authority Revenue, Series U,
               6.000% due 07/01/2014 ...........................................           765,398

  3,000,000   Puerto Rico, Public Building Authority, Guaranteed Public
               Education & Health Facilities,
               5.700% due 07/01/2016 ...........................................         2,950,650
                                                                                     -------------
                                                                                         4,988,856
                                                                                     -------------
              Total Municipal Bonds and Notes
               (Cost $413,346,186) .............................................       409,197,082
                                                                                     -------------

SHORT-TERM MUNICIPAL BONDS - 2.1%

    400,000   California Statewide Communities Development Authority,
               (John Muir/Mt. Diablo Health Center), (AMBAC Insured),
               3.550% due 08/15/2027+ ..........................................           400,000

  1,300,000   Irvine, Improvement Board Act 1915,
               3.500% due 09/02/2015 ...........................................         1,300,000

  2,800,000   Irvine Ranch, Water District Revenue, Consolidated Bonds,
               3.500% due 04/01/2033++ .........................................         2,800,000

  4,100,000   Orange County, Sanitation District, COP,
               3.500% due 08/01/2015++ .........................................         4,100,000

              Total Short-Term Municipal Bonds
               (Cost $8,600,000) ...............................................         8,600,000
                                                                                     -------------
TOTAL INVESTMENTS (Cost $421,946,186*) ...............................  100.0%         417,797,082

OTHER ASSETS AND LIABILITES (NET) ...................................   (0.0)#             (26,986)
                                                                         ----         ------------
NET ASSETS ...........................................................  100.0%        $417,770,096
                                                                        =====         ============

    NUMBER OF                                                   UNREALIZED
    CONTRACTS                                     VALUE       (DEPRECIATION)
FUTURES CONTRACTS - SHORT POSITION

       100        Municipal Bond Future,
                    December 1999                                 $11,037,500            $(182,058)
                                                                  ===========            =========

--------------
 * Aggregate cost for federal tax purposes.
** Security pledged as collateral for futures contract.
 + Variable rate demand notes are payable upon not more than one business day's notice. The interest rate shown reflects the rate currently in effect.
++ Variable rate security. The interest rate shown reflects the rate currently in effect.
 # Amount represents less than 0.1% of net assets.

California Municipal Fund had the following industry concentrations greater than 10% at October 31, 1999 (as a percentage of net assets):

          Tax District                                         12.8%
          Public Building                                      11.6%
          General Purpose                                      10.3%

California Municipal Fund had the following insurance concentrations greater than 10% at October 31, 1999 (as a percentage of net assets):

          MBIA                                                 22.3%
          AMBAC                                                20.0%

-------------------------------------------------------------------------------
                               GLOSSARY OF TERMS
ACA    -- American Capital Access
AMBAC  -- American Municipal Bond Assurance Corporation
AMT    -- Alternative Minimum Tax
COP    -- Certificates of Participation
FGIC   -- Federal Guaranty Insurance Corporation
FHA    -- Federal Housing Authority
FNMA   -- Federal National Mortgage Association
FSA    -- Financial Security Assurance
GNMA   -- Government National Mortgage Association
GO     -- General Obligation Bonds
IDR    -- Industrial Development Revenue
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors Assurance
MFHR   -- Multi-family Housing Revenue
MFMR   -- Multi-family Mortgage Revenue
PCR    -- Pollution Control Revenue
SFHR   -- Single Family Housing Revenue
SFMR   -- Single Family Mortgage Revenue
VA     -- Veterans' Administration

-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
FLORIDA INSURED MUNICIPAL FUND
OCTOBER 31, 1999

         PRINCIPAL
            AMOUNT                                                                        VALUE
MUNICIPAL BONDS AND NOTES - 108.9%

    FLORIDA - 108.9%

$ 1,000,000   Brevard County, School Board Authority, COP, Series B,
               (AMBAC Insured),
               5.500% due 07/01/2021** .........................................      $    949,580

  1,000,000   Broward County, Educational Facilities Authority Revenue,
               (Nova Southeastern University Project), (CONNIE LEE Insured),
               6.000% due 04/01/2008** .........................................         1,047,320

    700,000   Collier County, Industrial Development Authority, IDR,
               (Southern States Utilities Project), AMT,
               6.500% due 10/01/2025 ...........................................           700,007

  1,000,000   Dade County, Aviation Revenue, Series B, AMT, (MBIA Insured),
               6.600% due 10/01/2022** .........................................         1,053,130

    600,000   Escambia County, Health Facilities Revenue, Baptist
               Hospital, Series B,
               6.000% due 10/01/2014 ...........................................           586,398

    750,000   Escambia County, PCR, (Champion International Corporation
               Project), AMT,
               6.900% due 08/01/2022 ...........................................           783,562

              Florida Housing Finance Agency, AMT:

    700,000   SFMR, Series A, (AMBAC Insured), (GNMA Collateral),
               6.650% due 01/01/2024** .........................................           726,957

  1,000,000   Spinnaker Cove Apartments, Series G, (AMBAC Insured),
               6.500% due 07/01/2036** .........................................         1,038,110

    600,000   Florida State Board of Education, Capital Outlay, Public
               Education, GO, Series B, (MBIA Insured),
               4.500% due 06/01/2024 ...........................................           479,478

  1,100,000   Florida State Board of Regional University System
               Improvement Revenue, (AMBAC Insured),
               4.500% due 07/01/2023 ...........................................           887,425

  1,000,000   Florida State Turnpike Authority, Turnpike Revenue,
               Department of Transportation, Series A, (FGIC Insured),
               5.000% due 07/01/2016** .........................................           908,690

    500,000   Gulf Breeze, Capital Funding Revenue, Series B, (MBIA Insured),
               4.500% due 10/01/2027 ...........................................           394,725

  1,245,000   Hillsborough County, Capital Improvement Revenue, Criminal
               Justice Facilities, (FGIC Insured),
               5.250% due 08/01/2016** .........................................         1,166,416

  1,050,000   Hillsborough County, School Board Authority, COP, (MBIA Insured),
               (Pre-refunded to 07/01/2004),
               6.000% due 07/01/2012** .........................................         1,125,548

  1,000,000   Jacksonville, Water & Sewer Revenue, (United Water Project),
               AMT, (AMBAC Insured),
               6.350% due 08/01/2025** .........................................         1,023,760

  1,500,000   Leon County, School District, GO, (AMBAC Insured),
               5.000% due 07/01/2008# ..........................................         1,476,705

    500,000   Manatee County, Refunding Revenue Bonds, (MBIA Insured),
               4.750% due 04/01/2011# ..........................................           469,050

    890,000   Manatee County, Housing Finance Authority, SFMR, Sub. Series
               4, AMT, (AMBAC Insured), (GNMA/FNMA Collateral),
               6.875% due 11/01/2026 ...........................................           955,575

  1,000,000   Orange County, Housing Finance Authority, MFHR, (Hands Inc.
               Project), Series A,
               8.000% due 10/01/2025** .........................................         1,073,100

  1,000,000   Orlando & Orange County, Expressway Authority, Expressway
               Revenue, Jr. Lien, (FSA Insured),
               5.950% due 07/01/2023 ...........................................         1,002,020

  1,000,000   Pasco County, Solid Waste Disposal & Resource Recovery System, AMT,
               (AMBAC Insured),
               6.000% due 04/01/2011 ...........................................         1,038,930

    980,000   Pinellas County, Housing Finance Authority Revenue, SFMR,
               Series A, AMT, (AMBAC Insured), (GNMA Collateral),
               6.000% due 09/01/2018 ...........................................           990,368

  1,050,000   Seminole County, School Board Authority, COP, Series A,
               (MBIA Insured), (Pre-refunded to 07/01/2004),
               6.125% due 07/01/2014** .........................................         1,130,997
                                                                                      ------------
              Total Municipal Bonds and Notes
                (Cost $20,649,841) .............................................        21,007,851
                                                                                      ------------
TOTAL INVESTMENTS (Cost $20,649,841*) .................................  108.9%         21,007,851
OTHER ASSETS AND LIABILITIES (NET) ....................................   (8.9)         (1,720,380)
                                                                          ----        ------------
NET ASSETS ............................................................  100.0%       $ 19,287,471
                                                                         =====        ============
--------------

 * Aggregate cost for federal tax purposes.
** Security pledged as collateral for when-issued securities.
 # Security purchased on when-issued basis (Note 2).

Florida Insured Municipal Fund had the following industry concentrations greater than 10% at October 31, 1999 (as a percentage of net assets):

          Public Education                                     26.8%
          Water & Sewage                                       14.3%
          Single Family Housing                                13.9%
          Transportation                                       12.0%
          Multi-family Housing                                 10.9%
          Higher Education                                     10.0%

Florida Insured Municipal Fund had the following insurance concentrations greater than 10% at October 31, 1999 (as a percentage of net assets):

          AMBAC                                                47.1%
          MBIA                                                 24.1%
          FGIC                                                 10.8%

------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
AMBAC         -- American Municipal Bond Assurance Corporation
AMT           -- Alternative Minimum Tax
CONNIE LEE    -- College Construction Loan Association
COP           -- Certificates of Participation
FGIC          -- Federal Guaranty Insurance Corporation
FNMA          -- Federal National Mortgage Association
FSA           -- Financial Security Assurance
GNMA          -- Government National Mortgage Association
GO            -- General Obligation Bonds
IDR           -- Industrial Development Revenue
MBIA          -- Municipal Bond Investors Assurance
MFHR          -- Multi-family Housing Revenue
PCR           -- Pollution Control Revenue
SFMR          -- Single Family Mortgage Revenue

------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
TAX-EXEMPT BOND FUND
OCTOBER 31, 1999

   PRINCIPAL
    AMOUNT                                                                               VALUE
    ------                                                                               -----
MUNICIPAL BONDS AND NOTES - 103.0%

    ALABAMA - 1.5%

$ 1,000,000   Alabama Building Renovation Finance Authority Revenue,
               (AMBAC Insured),
               5.625% due 09/01/2024 ...........................................      $    948,720

  1,000,000   Alabama Incentives Financing Authority, Special Oligation,
               Series A, (AMBAC Insured),
               6.000% due 10/01/2029 ...........................................           986,950

  2,000,000   Courtland, Industrial Development Board of Solid Waste,
               (Champion International Corporation Project), Disposal
               Revenue, AMT,
               7.750% due 01/01/2020 ...........................................         2,045,780
                                                                                     -------------
                                                                                         3,981,450
                                                                                     -------------

    ALASKA - 1.2%

  1,235,000   Anchorage, Electric Utility, (MBIA Insured),
               6.500% due 12/01/2013 ...........................................         1,346,669

  2,000,000   Anchorage, Ice Rink Revenue,
               6.375% due 01/01/2020 ...........................................         1,842,500
                                                                                     -------------
                                                                                         3,189,169
                                                                                     -------------

    ARIZONA - 3.3%

              Salt River Project Agricultural Improvement & Power District:

  3,000,000    Series A,
               5.750% due 01/01/2009 ...........................................         3,131,130

  5,000,000    Series C,
               6.250% due 01/01/2019 ...........................................         5,116,150

    740,000   Tucson, Airport Authority Inc., Supplemental Facilities
               Revenue, AMT,
               8.700% due 09/01/2019 ...........................................           775,498
                                                                                     -------------
                                                                                         9,022,778
                                                                                     -------------

    CALIFORNIA - 5.7%

 15,000,000   Anaheim, Public Financing Authority Lease, Capital
               Appreciation Subordinated Public Improvements, Project-
               C, (FSA Insured),
               Zero coupon due 09/01/2034 ......................................         1,795,350

  2,000,000   Center Unified School District California, Capital
               Appreciation, Series C, GO, (MBIA Insured),
               Zero coupon due 09/01/2018 ......................................           650,100

              Foothill/Eastern Corridor Agency, California Toll Road Revenue,
               (MBIA Insured):

  2,000,000    Zero coupon due 01/15/2018 ......................................           651,480

  1,490,000    5.800% due 01/15/2020 ...........................................           792,099

  3,500,000   Lodi, Electric System Revenue, COP,
               Series B, (MBIA Insured),
               Zero coupon due 01/15/2024 ......................................           764,190

    550,000   Los Angeles, Regional Airport Improvement, Series A, AMT,
               6.700% due 01/01/2022 ...........................................           566,313

  3,000,000   Orange County Recovery, COP, Series A, (MBIA Insured),
               6.000% due 07/01/2026 ...........................................         3,004,710

  1,173,000   Sacramento, COP, Centrex System Lease, Series A,
               5.550% due 09/15/2004 ...........................................         1,152,907

  1,000,000   Sacramento, City Financing Authority Revenue, Convention
               Center Hotel, Series A,
               6.250% due 01/01/2030 ...........................................           930,720

              San Joaquin Hills, California Transportation Corridor, Agency Toll
               Road Revenue:

  2,000,000    5.000% due 01/01/2033 ...........................................         1,648,180

  7,000,000   Series A, (MBIA Insured),
               Zero coupon due 01/15/2034 ......................................           865,340

  3,000,000   Student Education Loan Marketing Corporation, California
               Student Loan Revenue, Series IV-D-1, AMT,
               5.875% due 01/01/2018 ...........................................         2,705,430
                                                                                     -------------
                                                                                        15,526,819
                                                                                     -------------

    COLORADO - 5.2%

  2,775,000   Colorado Springs, Utilities System Revenue, Pre-refunded,
               6.750% due 11/15/2021 ...........................................         2,941,250

              Denver City and County, Airport Revenue, AMT:

               Series A, Pre-refunded:

  1,045,000    8.500% due 11/15/2023** .........................................         1,099,277

               Series A, Unrefunded:

  1,470,000    8.875% due 11/15/2012 ...........................................         1,599,316

  1,835,000    8.000% due 11/15/2025** .........................................         1,921,098

  1,920,000    Series C,
               6.600% due 11/15/2004 ...........................................         2,012,928

  4,500,000   Meridian Metropolitan District, GO,
               7.500% due 12/01/2011 ...........................................         4,758,075
                                                                                     -------------
                                                                                        14,331,944
                                                                                     -------------

    CONNECTICUT - 0.4%

    995,000   Mashantucket Western Pequot Tribe, Special Revenue, Series
               A, Pre-refunded,
               6.500% due 09/01/2005 ...........................................         1,083,595
                                                                                     -------------

    DISTRICT OF COLUMBIA - 1.0%

    815,000   District of Columbia, COP,
               6.875% due 01/01/2003 ...........................................           832,148

    500,000   District of Columbia, Water & Sewer Authority, (FSA Insured),
               5.500% due 10/01/2017 ...........................................           480,970

  1,500,000   Metropolitan District, Washington D.C., Airport Authority,
               General Airport Revenue, Series A, AMT, (MBIA Insured),
               6.625% due 10/01/2019** .........................................         1,564,935
                                                                                     -------------
                                                                                         2,878,053
                                                                                     -------------

    FLORIDA - 5.3%

 22,520,000   Dade County, Guaranteed Entitlement Revenue, Capital
               Appreciation, Series A, (MBIA Insured),
               Zero coupon due 02/01/2018 ......................................         7,309,091

              Florida Board of Education (FGIC Insured):

  1,000,000    Series A, 4.500% due 06/01/2023 .................................           804,950

  1,000,000    Series C, 5.750% due 06/01/2029 .................................           977,010

  5,000,000   Orlando Utilities Commission Water & Electric,
               6.000% due 10/01/2010 ...........................................         5,327,750
                                                                                     -------------
                                                                                        14,418,801
                                                                                     -------------

GEORGIA - 6.4%

  1,000,000   Atlanta, Airport Facilities Revenue, AMT,
               7.250% due 01/01/2017 ...........................................         1,041,460

  2,000,000   Georgia Municipal Electric Authority Power, Series Z,
               (MBIA Insured),
               5.500% due 01/01/2020 ...........................................         1,941,980

  5,000,000   Georgia State, GO, Series B,
               6.300% due 03/01/2009** .........................................         5,459,200

              Monroe, PCR, (Oglethorpe Power Company):

  5,000,000    6.700% due 01/01/2009** .........................................         5,436,550

  3,410,000    6.750% due 01/01/2010 ...........................................         3,723,072
                                                                                     -------------
                                                                                        17,602,262
                                                                                     -------------

HAWAII - 2.6%

  4,555,000   Hawaii State, GO, Series BW,
               6.400% due 03/01/2009 ...........................................         4,891,113

              Honolulu City & County, GO, Series A:

  1,270,000    Unrefunded,
               6.000% due 01/01/2012 ...........................................         1,317,117

    730,000    Pre-refunded,
               6.000% due 01/01/2012 ...........................................           768,975
                                                                                     -------------
                                                                                         6,977,205
                                                                                     -------------

IDAHO - 0.8%

  2,000,000   Idaho Health Facilities Authority Revenue, (Inverse Floater), ETM,
               6.650% due 02/15/2021+ ..........................................         2,172,380
                                                                                     -------------

    ILLINOIS - 15.6%

              Bolingbrook, Capital Appreciation, (MBIA Insured):

  4,000,000    Series B,
               Zero coupon due 01/01/2030 ......................................           599,560

  4,915,000    Series C,
               Zero coupon due 01/01/2025 ......................................         1,046,600

 10,000,000   Chicago, Board of Education, School Reform, Series A,
               (FGIC Insured),
               Zero coupon due 12/01/2031 ......................................         1,364,300

  3,665,000   Chicago, Gas Supply Revenue, (Peoples Gas),
               6.875% due 03/01/2015 ...........................................         3,861,151

              Chicago, O'Hare International Airport Supplemental Facilities, AMT:

    700,000   American Airlines, Special Series A,
               7.875% due 11/01/2025 ...........................................           729,372

  6,000,000   International Terminal, (MBIA Insured),
               6.750% due 01/01/2012** .........................................         6,308,760

              United Air Lines:

    615,000    8.400% due 05/01/2004 ...........................................           635,922

    745,000    8.950% due 05/01/2018 ...........................................           791,197

              Cook County, Community High School, Number 217, (AMBAC Insured):

  1,090,000    6.400% due 12/01/2003** .........................................         1,132,564

  1,130,000    6.500% due 12/01/2004** .........................................         1,176,353

  1,370,000    6.600% due 12/01/2005** .........................................         1,428,896

              Cook County, School District, Number 026, ETM, (MBIA Insured):

  1,445,000    Zero coupon due 12/01/2003 ......................................         1,187,400

  1,020,000    Zero coupon due 12/01/2004 ......................................           792,938

              Illinois Health Facilities Authority Revenue:

    250,000   Glenoak Medical Center, Series D, Pre-refunded,
               9.500% due 11/15/2015 ...........................................           269,190

  4,460,000   Hindsdale Hospital, Series B, ETM,
               9.000% due 11/15/2015 ...........................................         4,779,737

  3,000,000   Rush Presbyterian - St. Luke's Medical Center, Residual
               Interest Bond, (MBIA Insured),
               9.767% due 10/01/2024+ ..........................................         3,367,500

  1,230,000   Servantcor, Series A, Pre-refunded,
               8.000% due 08/15/2021 ...........................................         1,330,122

  5,000,000   Sister Services Hospital, Residual Interest Bond, (MBIA
               Insured), Pre-refunded,
               9.617% due 06/19/2015+ ..........................................         5,593,750

    165,000   Illinois Housing Development Authority, Residential
               Mortgage Revenue, Series A, AMT,
               7.350% due 08/01/2010 ...........................................           169,473

              Metropolitan Pier and Exposition Authority, Dedicated State Tax,
               (FGIC Insured):

    620,000    Zero coupon due 06/15/2008 ......................................           393,812

              Unrefunded:

  3,380,000    Zero coupon due 06/15/2008 ......................................         2,130,752

  5,185,000    Zero coupon due 06/15/2009 ......................................         3,078,127

    815,000    Zero coupon due 06/15/2009, ETM .................................           487,020
                                                                                     -------------
                                                                                        42,654,496
                                                                                     -------------

    INDIANA - 2.4%

  6,000,000   Indiana Municipal Power Agency, Series A, (MBIA Insured),
               6.125% due 01/01/2013** .........................................         6,434,160
                                                                                     -------------

    KANSAS - 0.2%

    500,000   Wichita, Health Care Facilities Revenue, (Larksfield
               Place), Series I,
               5.875% due 05/15/2027 ...........................................           429,275
                                                                                     -------------

    KENTUCKY - 1.2%

              Jefferson County, Hospital Revenue, Residual Interest Bond, (MBIA
               Insured):

    900,000    Pre-refunded, 8.597% due 10/09/2008+ ............................         1,014,750

  2,100,000    Unrefunded, 8.749% due 10/09/2008+ ..............................         2,331,000
                                                                                     -------------
                                                                                         3,345,750
                                                                                     -------------

    LOUISIANA - 0.2%

  1,500,000   Louisiana Public Facility Authority Revenue, Series B, ETM,
               Zero coupon due 12/01/2019 ......................................           441,645
                                                                                     -------------

    MARYLAND - 2.6%

  5,000,000   Baltimore, Port Facilities Revenue, Consolidated Coal
               Sales, Series B,
               6.500% due 10/01/2011+/** .......................................         5,325,650

    755,000   Maryland, Community Development Administration, Department
               of Housing Revenue, Single Family Project, AMT,
               7.450% due 04/01/2032 ...........................................           777,333

  1,000,000   Maryland, Economic Development Corporation, Student
               Housing Revenue, Collegiate Housing Towson, Series A,
               5.750% due 06/01/2029 ...........................................           891,180
                                                                                     -------------
                                                                                         6,994,163
                                                                                     -------------

    MASSACHUSETTS - 0.7%

  1,000,000   Massachusetts, Development Finance Agency Revenue,
               (Hillcrest Education Centers Inc.),
               6.375% due 07/01/2029 ...........................................           944,760

  1,000,000   Plymouth County, COP, Series A,
               7.000% due 04/01/2022 ...........................................         1,087,410
                                                                                     -------------
                                                                                         2,032,170
                                                                                     -------------

    MICHIGAN - 0.9%

              Michigan State Hospital Finance Authority Revenue, Detroit
               Medical, Series A, Pre-refunded:

  1,000,000    5.250% due 08/15/2028 ...........................................           781,320

  1,500,000    7.500% due 08/15/2011 ...........................................         1,612,005
                                                                                     -------------
                                                                                         2,393,325
                                                                                     -------------

    MISSISSIPPI - 3.8%

              Jackson County, PCR, (Chevron U.S.A. Inc. Project):

    600,000    3.500% due 12/01/2016 ...........................................           600,000

    100,000    3.600% due 06/01/2023 ...........................................           100,000

              Lowndes County, Solid Waste Disposal, PCR, (Weyerhauser Company
               Project):

  4,000,000    Series A,
               6.800% due 04/01/2022+ ..........................................         4,270,720

  5,000,000    Series B,
               6.700% due 04/01/2022+, ** ......................................         5,309,750

    200,000   Warren County, Solid Waste Disposal Revenue,
               (International Paper Project), Series A, AMT,
               7.700% due 11/15/2009 ...........................................           204,362
                                                                                     -------------
                                                                                        10,484,832
                                                                                     -------------

    MISSOURI - 0.8%

  2,000,000   St. Louis, Parking Facilities Revenue, Pre-refunded,
               6.625% due 12/15/2021 ...........................................         2,155,740
                                                                                     -------------

    MONTANA - 0.4%

  1,000,000   Forsyth, PCR, Puget Sound Power & Light, Series B, AMT,
               (AMBAC Insured),
               7.250% due 08/01/2021** .........................................         1,054,750
                                                                                     -------------

    NEBRASKA - 3.3%

    500,000   Nebraska Investment Finance Authority, Single Family
               Housing Revenue, Residual Interest Bond, AMT, (GNMA
               Collateral),
               8.857% due 09/15/2024+ ..........................................           528,750

              Omaha Public Power District Electric:

  7,000,000    Series B, ETM,
               6.150% due 02/01/2012 ...........................................         7,471,100

  1,000,000    Series C,
               5.500% due 02/01/2014 ...........................................           990,660
                                                                                     -------------
                                                                                         8,990,510
                                                                                     -------------

    NEVADA - 1.5%

  4,000,000   Clark County, IDR, Nevada Power Company, Series A, AMT,
               (FGIC Insured),
               6.700% due 06/01/2022** .........................................         4,172,280
                                                                                     -------------

    NEW JERSEY - 0.5%

  1,000,000   New Jersey Economic Development Authority, Special
               Facilities Revenue, Continental Airlines Inc.,
               6.250% due 09/15/2029 ...........................................           934,810

    350,000   New Jersey State, GO, Series D,
               6.000% due 02/15/2011 ...........................................           372,274
                                                                                     -------------
                                                                                         1,307,084
                                                                                     -------------

    NEW MEXICO - 1.4%

  1,500,000   Lordsburg, PCR, (Phelps Dodge),
               6.500% due 04/01/2013 ...........................................         1,517,955

  1,000,000   New Mexico State Hospital, Equipment loan Council,
               Hospital Revenue, (Memorial Medical Center, Inc.),
               5.500% due 06/01/2028 ...........................................           849,720

  1,500,000   Santa Fe County, New Mexico Correctional System, (FSA Insured),
               6.000% due 02/01/2027 ...........................................         1,506,660
                                                                                     -------------
                                                                                         3,874,335
                                                                                     -------------

    NEW YORK - 2.8%

  1,265,000   Metropolitan Transportation Authority, Service Contract
               Transportation Facilities, Series 7,
               4.750% due 07/01/2019 ...........................................         1,035,036

  1,000,000   New York, GO, Unrefunded, Series B, (FSA Insured), ETM,
               7.000% due 06/01/2014*** ........................................         1,048,440

  2,000,000   New York State Dormitory Authority Revenue, New York
               University, Series A, (AMBAC Insured),
               5.250% due 07/01/2006# ..........................................         2,009,760

  2,000,000   New York State Housing Finance Agency Revenue, MFHR,
               Second Mortgage, Series F, AMT, (Sonyma Program Insured),
               6.625% due 08/15/2012 ...........................................         2,065,800

    105,000   New York State Medical Care Facilities Finance Agency
               Revenue, Refunded,
               7.750% due 08/15/2011 ...........................................           110,963

  1,500,000   Niagara Frontier Authority Airport Revenue, (Buffalo
               Niagara International Airport), AMT, (MBIA Insured),
               5.625% due 04/01/2029 ...........................................         1,395,000
                                                                                     -------------
                                                                                         7,664,999
                                                                                     -------------

    NORTH DAKOTA - 1.7%

  4,370,000   Mercer County, PCR, (Otter Trail Power),
               6.900% due 02/01/2019 ...........................................         4,549,388
                                                                                     -------------

    OHIO - 2.3%

  1,240,000   Lorain County, Hospital Revenue, Humility of Mary Health
               Care, Series B, ETM,
               7.200% due 12/15/2011 ...........................................         1,337,514

  1,000,000   Montgomery County, Hospital Revenue, (Grandview Hospital &
               Medical Center),
               5.250% due 12/01/2003 ...........................................           977,760

  4,000,000   Ohio Turnpike Revenue, Series A, (FGIC Insured),
               5.500% due 02/15/2024 ...........................................         3,821,760

    200,000   Ohio Water Development Authority Revenue, (AMBAC Insured),
               5.700% due 06/01/2009 ...........................................           209,852
                                                                                     -------------
                                                                                         6,346,886
                                                                                     -------------

    OKLAHOMA - 0.6%

  1,240,000   Oklahoma Housing and Finance Authority, Single Family
               Revenue, Series B, AMT, (GNMA Collateral),
               7.997% due 08/01/2018** .........................................         1,336,844

    200,000   Tulsa, Municipal Airport Revenue, (American Airlines Project), AMT,
               7.600% due 12/01/2030 ...........................................           209,524
                                                                                     -------------
                                                                                        1,546,368
                                                                                     -------------

    OREGON - 0.2%

  1,000,000   Columbia County, District No. 502, (FGIC Insured),
               Zero coupon due 06/01/2016 ......................................           383,610

    100,000   Oregon State Department of Transportation Revenue, Light
               Rail Funding, (Westside Project), (MBIA Insured),
               6.250% due 06/01/2009 ...........................................           107,170
                                                                                     -------------
                                                                                           490,780
                                                                                     -------------

    PENNSYLVANIA - 5.7%

              Allegheny County, Hospital Development Revenue, (Ohio Valley
               General Hospital):

    700,000    5.100% due 04/01/2001 ...........................................           700,924

    735,000    5.300% due 04/01/2002 ...........................................           737,947

    625,000    5.400% due 04/01/2003 ...........................................           627,213

  3,675,000   Beaver County, IDR, PCR, (Edison Project), Series A, (FGIC
               Insured),
               7.000% due 06/01/2021** .........................................         3,858,493

    500,000   McKean County, Hospital Authority Revenue, Bradford Hospital,
               8.875% due 10/01/2020 ...........................................           530,640

  4,000,000   Pennsylvania Higher Education Revenue, Assistance Agency,
               Student Loan, Residual Interest Bond, AMT, (AMBAC Insured),
               9.267% due 09/01/2026+ ..........................................         4,580,000

              Pennsylvania State Turnpike, Community Oil Franchise Tax Revenue,
               (AMBAC Insured):

  2,250,000    Series A,
               4.750% due 12/01/2027 ...........................................         1,837,552

  1,750,000    Series B,
               4.750% due 12/01/2027 ...........................................         1,429,208

  1,000,000   Philadelphia, Gas Works Revenue, Second Series, (FSA Insured),
               5.000% due 07/01/2029 ...........................................           845,710

  2,775,000   Pittsburgh, Water & Sewer Authority, Water & Sewer System
               Revenue, First Lien, Series B, (FGIC Insured),
               Zero coupon due 09/01/2028 ......................................           469,336
                                                                                     -------------
                                                                                        15,617,023
                                                                                     -------------

    PUERTO RICO - 0.1%

    200,000   Puerto Rico Electric Power Authority Revenue, Series S,
               6.125% due 07/01/2008 ...........................................           212,980
                                                                                     -------------

    SOUTH CAROLINA - 0.8%

  1,000,000   Charleston County, Industrial Revenue, Ziegler Coal Holdings,
               6.950% due 08/10/2028 ...........................................           956,720

  1,375,000   Lancaster County, School District, GO, (FSA Insured),
               4.750% due 03/01/2019 ...........................................         1,166,481
                                                                                     -------------
                                                                                         2,123,201
                                                                                     -------------

    SOUTH DAKOTA - 0.0%##

     90,000   South Dakota Housing Development Authority, Homeownership
               Mortgage, Series D,
               6.650% due 05/01/2014 ...........................................            93,357
                                                                                     -------------

    TEXAS - 5.1%

    415,000   Brazos, Higher Educational Facilities Authority, Series C-2, AMT,
               7.100% due 11/01/2004 ...........................................           445,847

  2,000,000   Dallas County, Utility & Reclamation District, GO, Series
               B, (AMBAC Insured),
               5.875% due 02/15/2029# ..........................................         1,958,040

  5,000,000   Dallas-Fort Worth, International Airport, (Facility
               Improvement Corporate Revenue), (American Airlines, Inc.), AMT,
               7.500% due 11/01/2025** .........................................         5,194,200

              Harris County:

  3,500,000    COP,
               4.500%, due 10/01/2023 ..........................................         2,764,720

    200,000    GO,
               6.000%, due 12/15/2010 ..........................................           211,556

  2,500,000   Lower Colorado River Authority, Revenue, Series A,
               5.875%, due 05/15/2014 ..........................................         2,525,350

    399,000   Texas, Higher Education Coordinating Board, Student Loan, AMT,
               7.700% due 10/01/2025 ...........................................           416,935

    500,000   West Side Calhoun County, Solid Waste Revenue Bond, (Union
               Carbide Project), AMT,
               8.200% due 03/15/2021 ...........................................           525,170
                                                                                     -------------
                                                                                        14,041,818
                                                                                     -------------

    VIRGINIA - 1.4%

  1,000,000   Pocahontas Parkway Association, Virginia Toll Road
               Revenue, Series A,
               5.000% due 08/15/2005 ...........................................           971,780

              Richmond, GO, (FSA Insured):

  1,000,000    5.125% due 01/15/2008# ..........................................           980,680

  1,000,000    5.250% due 01/15/2009# ..........................................           981,210

  1,000,000    5.500% due 01/15/2010# ..........................................           990,190
                                                                                     -------------
                                                                                         3,923,860
                                                                                     -------------

    WASHINGTON - 10.3%

  4,500,000   King County, School District #415 Kent, GO, Series C,
               6.300% due 12/01/2008 ...........................................         4,852,980

              Pierce County, Housing Authority Revenue:

  3,735,000    5.400% due 12/01/2013 ...........................................         3,513,514

  2,000,000    5.900% due 12/01/2028 ...........................................         1,848,860

    950,000   Port Anacortes, Revenue Bond, Series A,
               5.125% due 09/01/2009 ...........................................           902,833

    250,000   Seattle, Water System Revenue,
               5.250% due 12/01/2023 ...........................................           223,198

    785,000   University of Washington Revenue Bond, (MBIA Insured),
               Unrefunded,
               7.000% due 12/01/2021 ...........................................           834,871

              Washington State, GO:

    200,000    5.750% due 09/01/2009 ............................................          208,294

  7,570,000    Series B,
               5.000% due 05/01/2017 ...........................................         6,737,678

  4,900,000    Series B & AT-7,
               6.400% due 06/01/2017 ...........................................         5,229,525

              Washington State Health Care Facilities Authority, Fred Hutchinson
               Cancer Center, (LOC Morgan Guarantee Trust):

  1,750,000    7.200% due 01/01/2007 ...........................................         1,834,157

  1,750,000    7.375% due 01/01/2018 ...........................................         1,836,905
                                                                                     -------------
                                                                                        28,022,815
                                                                                     -------------

    WEST VIRGINIA - 1.3%

  2,500,000   Harrison County, Solid Waste Disposal, (Monongahela
               Power), Series A, AMT,
               6.875% due 04/15/2022 ...........................................         2,594,800

    150,000   Kanawha County, IDR, (Union Carbide Project), Series A, AMT,
               8.000% due 08/01/2020 ...........................................           155,478

    750,000   South Charleston, IDR, (Union Carbide Project), Series A, AMT,
               8.000% due 08/01/2020 ...........................................           777,360
                                                                                     -------------
                                                                                         3,527,638
                                                                                     -------------

    WISCONSIN - 1.8%

  1,000,000   Madison, IDR, (Madison Gas & Electric Company), (Project A), AMT,
               6.750% due 04/01/2027 ...........................................         1,049,070

              Wisconsin Health & Education Facilities Authority Revenue:

  2,000,000   (Aurora Health Care Inc.), Series A,
               5.600% due 02/15/2029 ...........................................         1,713,400

  1,000,000   (Kenosha Hospital & Medical Center),
               5.625% due 05/15/2029 ...........................................           874,510

  1,000,000   (Waukesha Memorial Hospital), Series A, (AMBAC Insured),
               7.125% due 08/15/2007 ...........................................         1,042,830

    200,000   Wisconsin State, Transportation Revenue, Series A,
               5.500% due 07/01/2014 ...........................................           194,590
                                                                                     -------------
                                                                                         4,874,400
                                                                                     -------------
              Total Municipal Bonds and Notes
               (Cost $271,676,034) .............................................       280,984,484
                                                                                     -------------
TOTAL INVESTMENTS (Cost $271,676,034*) ................................  103.0%        280,984,484

OTHER ASSETS AND LIABILITIES (NET) ....................................   (3.0)         (8,111,145)
                                                                         -----        ------------
NET ASSETS ............................................................  100.0%       $272,873,339
                                                                         =====        ============
--------------
  * Aggregate cost for federal tax purposes.
 ** Security pledged as collateral for when-issued securities.
*** Security pledged as collateral for futures contracts.
  # Security purchased on when-issued basis (Note 2).
 ## Amount represents less than 0.1% of net assets.
  + Floating rate note. The interest rate shown reflects the rate currently in effect.

Tax-Exempt Bond Fund had the following industry concentrations greater than 10% at October 31, 1999 (as a percentage of net assets):

          Retail Utility                                       16.2%
          General Purpose                                      16.0%
          Health Care                                          12.6%
          Industrial Revenue                                   11.6%

Tax-Exempt Bond Fund had the following insurance concentrations greater than 10% at October 31, 1999 (as a percentage of net assets):

          MBIA                                                 17.8%

                                                                UNREALIZED
    NUMBER OF                                                 APPRECIATION/
    CONTRACTS                                      VALUE      (DEPRECIATION)
    ---------                                      -----      --------------
FUTURES CONTRACTS - LONG POSITION

       140        Municipal Bond,
                    December 1999 ............. $15,452,500     $(386,807)
        60        U.S. Long Bond,
                    December 1999 .............   6,815,625       144,190
                                                -----------     ---------

                  Net unrealized depreciation of
                    futures contracts long position ........    $(242,617)
                                                                =========

-------------------------------------------------------------------------------

                               GLOSSARY OF TERMS

AMBAC           -- American Municipal Bond Assurance
Corporation AMT -- Alternative Minimum Tax
COP             -- Certificates of Participation
ETM             -- Escrowed to Maturity Federal Guaranty Insurance
FGIC            -- Corporation
FSA             -- Financial Security Assurance Government National Mortgage
GNMA            -- Association
GO              -- General Obligation Bonds Industrial Development
IDR             -- Revenue
LOC             -- Letter of Credit Municipal Bond Investors
MBIA            -- Assurance
MFHR            -- Multi-family Housing Revenue
PCR             -- Pollution Control Revenue

-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
BOND & STOCK FUND
OCTOBER 31, 1999

     SHARES                                                                              VALUE
     ------                                                                              -----
COMMON STOCKS - 55.5%

    BANKS/SAVINGS & LOANS - 5.7%

     22,200   Chase Manhattan Corporation ......................................      $  1,939,725
     70,000   Citigroup Inc. ...................................................         3,788,750
     59,701   First State Bancorporation .......................................         1,298,497
    107,000   Mellon Bank Corporation ..........................................         3,952,313
     72,500   U.S. Bancorp .....................................................         2,687,031
     95,200   Wells Fargo & Company ............................................         4,557,700
                                                                                      ------------
                                                                                        18,224,016
                                                                                      ------------

    REAL ESTATE INVESTMENT TRUSTS - 4.8%

     60,000   Arden Realty Inc. ................................................         1,207,500
     30,000   CarrAmerica Realty Corporation ...................................           667,500
     55,000   Essex Property Trust Inc. ........................................         1,790,932
     75,000   Franchise Finance Corporation of America .........................         1,631,250
     48,700   Health Care Property Investors Inc. ..............................         1,278,375
     72,500   Hospitality Properties Trust .....................................         1,531,563
     55,000   Nationwide Health Properties Inc. ................................           910,938
     75,000   Shurgard Storage Centers Inc. ....................................         1,771,874
     65,000   Simon Property Group Inc. ........................................         1,499,062
     58,500   Storage USA Inc. .................................................         1,703,813
    110,500   Taubman Centers Inc. .............................................         1,250,031
                                                                                      ------------
                                                                                        15,242,838
                                                                                      ------------

    CONSUMER STAPLES - 4.7%

     62,500   Albertson's Inc. .................................................         2,269,531
     76,500   Libbey Inc. ......................................................         2,027,250
    100,000   PepsiCo Inc. .....................................................         3,468,750
     90,000   Ralston-Ralston Purina Group .....................................         2,829,375
    200,000   Supervalu Inc. ...................................................         4,200,000
                                                                                      ------------
                                                                                        14,794,906
                                                                                      ------------

    FINANCIAL SERVICES - 4.6%

     48,800   Federal National Mortgage Association ............................         3,452,600
     70,000   Finova Group Inc. ................................................         3,084,375
     60,000   Franklin Resources Inc. ..........................................         2,100,000
     17,600   Merrill Lynch & Company Inc. .....................................         1,381,600
     60,000   Price (T. Rowe) Associates Inc. ..................................         2,130,000
     22,000   Providian Financial Corporation ..................................         2,398,000
                                                                                      ------------
                                                                                        14,546,575
                                                                                      ------------

    HEALTH CARE PRODUCTS - 3.8%

     37,000   Abbott Laboratories ..............................................         1,493,875
     36,000   Baxter International Inc. ........................................         2,335,500
     85,600   Becton Dickinson & Company .......................................         2,172,100
     75,000   DENTSPLY International Inc. ......................................         1,739,062
     24,000   Johnson & Johnson ................................................         2,514,000
    100,000   Mylan Laboratories Inc. ..........................................         1,793,750
                                                                                      ------------
                                                                                        12,048,287
                                                                                      ------------

    UTILITIES/TELECOMMUNICATIONS - 3.8%

     33,800   Alltel Corporation ...............................................         2,813,850
     48,200   SBC Communications Inc. ..........................................         2,455,187
     90,400   Sprint Corporation ...............................................         6,717,850
                                                                                      ------------
                                                                                        11,986,887
                                                                                      ------------

    INSURANCE - 3.7%

     26,875   American International Group Inc. ................................         2,766,445
     86,200   Conseco Inc. .....................................................         2,095,738
    100,000   MGIC Investment Corporation ......................................         5,975,000
     30,000   UnumProvident Corporation ........................................           988,125
                                                                                      ------------
                                                                                        11,825,308
                                                                                      ------------

    COMPUTER SOFTWARE/SERVICES - 3.6%

     60,000   Adobe Systems Inc. ...............................................         4,196,250
    125,800   Computer Associates International Inc. ...........................         7,107,700
                                                                                      ------------
                                                                                        11,303,950
                                                                                      ------------

    RETAIL SALES - 3.3%

    191,000   Blockbuster Inc., Class A+ .......................................         2,315,875
    132,374   Limited Inc. .....................................................         5,443,881
     40,650   May Department Stores Company ....................................         1,410,047
     64,000   Ross Stores Inc. .................................................         1,320,000
                                                                                      ------------
                                                                                        10,489,803
                                                                                      ------------

    OIL & GAS - 2.8%

    150,000   Repsol, Sponsored ADR ............................................         3,075,000
     96,500   Tosco Corporation ................................................         2,442,657
     63,200   Ultramar Diamond Shamrock Corporation ............................         1,548,400
    104,700   Valero Energy Corporation ........................................         1,923,863
                                                                                      ------------
                                                                                         8,989,920
                                                                                      ------------

    HEALTH CARE SERVICES - 2.4%

     46,700   Cardinal Health Inc. .............................................         2,013,937
    107,100   Columbia/HCA Healthcare Corporation ..............................         2,583,788
    150,000   HEALTHSOUTH Corporation+ .........................................           862,500
     44,000   United HealthCare Corporation ....................................         2,274,250
                                                                                      ------------
                                                                                         7,734,475
                                                                                      ------------

    COMPUTER SYSTEMS - 2.3%

    150,000   Diebold Inc. .....................................................         3,937,500
     44,000   Hewlett-Packard Company ..........................................         3,258,750
                                                                                      ------------
                                                                                         7,196,250
                                                                                      ------------

    AEROSPACE/DEFENSE - 2.0%

     33,200   Boeing Company ...................................................         1,529,274
     39,225   General Dynamics Corporation .....................................         2,174,536
     40,500   Raytheon Company, Class B ........................................         1,179,564
     25,221   United Technologies Corporation ..................................         1,525,871
                                                                                      ------------
                                                                                         6,409,245
                                                                                      ------------

    ELECTRICAL EQUIPMENT - 1.6%

     22,625   Emerson Electric Company .........................................         1,358,915
    105,500   Tektronix Inc. ...................................................         3,560,625
                                                                                      ------------
                                                                                         4,919,540
                                                                                      ------------

    CAPITAL GOODS - 1.4%

     36,000   American Standard Companies Inc.+ ................................         1,374,750
    101,250   Crane Company ....................................................         2,069,297
     25,500   Grainger (W.W.) Inc. .............................................         1,080,565
                                                                                      ------------
                                                                                         4,524,612
                                                                                      ------------

    CONSUMER CYCLICALS - 1.3%

     70,000   Liz Claiborne Inc. ...............................................         2,800,000
    102,800   The Warnaco Group Inc. ...........................................         1,464,900
                                                                                      ------------
                                                                                         4,264,900
                                                                                      ------------

    MEDIA - 1.3%

     38,100   Harcourt General Inc. ............................................         1,466,850
     56,000   Viacom Inc., Class A+ ............................................         2,551,500
                                                                                      ------------
                                                                                         4,018,350
                                                                                      ------------

    BASIC INDUSTRY - 1.2%

     68,500   Engelhard Corporation ............................................         1,207,313
     35,700   Nalco Chemical Company ...........................................         1,885,406
     50,000   Republic Services Inc.+ ..........................................           612,500
                                                                                      ------------
                                                                                         3,705,219
                                                                                      ------------

    CONSUMER DURABLES - 0.8%

     48,000   USG Corporation ..................................................         2,379,000
                                                                                      ------------

    LODGING & RESTAURANTS - 0.4%

     60,000   Starwood Hotels & Resorts Worldwide Inc. .........................         1,376,250
                                                                                      ------------
              Total Common Stocks (Cost $135,413,909) ..........................      175,980,331
                                                                                      ------------

CONVERTIBLE PREFERRED STOCKS - 7.6%

     50,000   Bank United Corporation, Conv. Pfd.,
               8.000% due 08/16/2004 ...........................................         2,537,500
    115,000   Cendant Corporation, Series CD, Conv. Pfd.,
               1.300% due 02/16/2001 ...........................................         2,716,877
     13,920   Estee Lauder Aces Trust II, Conv. Pfd.,
               6.250% due 02/23/2002 ...........................................         1,248,885
     23,800   Global Crossing Holdings Ltd., Conv. Pfd.,
               6.375% due 11/05/2004++ .........................................         2,380,000
      9,100   McLeodUSA Inc., Series A, Conv. Pfd.,
               6.750% due 08/15/2002 ...........................................         3,640,000
     42,350   PSINet Inc., Conv. Pfd. ..........................................        1,709,881
     10,000   Qualcomm Financial Trust, Conv. Pfd.,
               5.750% due 03/01/2012 ...........................................         3,124,000
     35,350   Qwest Trends Trust, Conv. Pfd.,
               5.750% due 11/17/2003++ .........................................         2,129,838
     11,200   TCI Pacific Communications Inc., Conv. Pfd.,
               5.000% due 07/31/2006 ...........................................         3,192,000
      1,890   Winstar Communications Inc., Conv. Pfd.,
               7.250% due 06/22/2002++ .........................................         1,559,250
                                                                                      ------------
              Total Convertible Preferred Stocks
               (Cost $18,505,419) ..............................................        24,238,231
                                                                                      ------------

   PRINCIPAL
    AMOUNT
    ------

FIXED INCOME SECURITIES - 32.2%

CORPORATE BONDS AND NOTES - 13.6%

$ 1,500,000   Aetna Services Inc., Company Guarantee,
               7.625% due 08/15/2026 ...........................................         1,393,057
  1,250,000   American Home Products Corporation, Deb.,
               7.250% due 03/01/2023 ...........................................         1,193,185
  2,000,000   Cendant Corporation, Note,
               7.750% due 12/01/2003 ...........................................         1,997,140
  2,500,000   Citicorp, Sub. Note,
               7.200% due 06/15/2007 ...........................................         2,496,345
  2,000,000   CNA Financial Corporation, Note,
               6.600% due 12/15/2008 ...........................................         1,861,296
  1,000,000   Coastal Corporation, Note,
               9.625% due 05/15/2012 ...........................................         1,162,444

              Conagra Inc., Sr. Note:

    750,000    9.750% due 03/01/2021 ...........................................           898,506
  1,000,000    6.700% due 08/01/2027 ...........................................           956,786
  1,000,000   Continental Corporation, Note,
               7.250% due 03/01/2003 ...........................................           986,742
    500,000   Developers Diversified Realty, MTN, Sr. Note,
               6.580% due 02/06/2001 ...........................................           494,868

              Federal National Mortgage Association:

  2,000,000    Deb.,
               8.250% due 12/18/2000 ...........................................         2,047,453
  2,000,000    Note,
               6.000% due 05/15/2008 ...........................................         1,916,368
  2,000,000   FHP International Corporation, Sr. Note,
               7.000% due 09/15/2003 ...........................................         2,003,752
  1,250,000   First Nationwide Bank, Sub. Deb.,
               10.000% due 10/01/2006 ..........................................         1,304,447

              Franchise Finance Corporation, Sr. Note:

  1,000,000    7.000% due 11/30/2000 ...........................................           995,158
  1,000,000    7.875% due 11/30/2005 ...........................................           984,935
  2,000,000   Loral Corporation, Deb.,
               7.625% due 06/15/2025 ...........................................         1,941,966
  1,000,000   Medpartners Inc., Sr. Note,
               7.375% due 10/01/2006 ...........................................           830,000
  1,000,000   Mercantile Bank, Sub. Note,
               7.625% due 10/15/2002 ...........................................         1,019,717
  2,500,000   Merrill Lynch & Company Inc., Note,
               6.375% due 10/15/2008 ...........................................         2,357,530

              Niagara Mohawk Power Corporation, Deb.:

  1,100,000    9.500% due 06/01/2000 ...........................................         1,120,758
    961,000    8.770% due 01/01/2018 ...........................................         1,014,451
  1,000,000   Price/Costco Inc., Sr. Note,
               7.125% due 06/15/2005 ...........................................         1,006,726
  1,750,000   Raytheon Company, Deb.,
               7.200% due 08/15/2027 ...........................................         1,597,055
    500,000   Summit Bancorp, Sub. Note,
               8.625% due 12/10/2002 ...........................................           524,867
  1,500,000   Superior Financial Acquisition Corporation, Sr. Note,
               8.650% due 04/01/2003 ...........................................         1,465,642
  1,000,000   Tenet Healthcare Corporation, Sr. Note,
               7.875% due 01/15/2003 ...........................................           961,250
  2,000,000   Time Warner Inc., Deb.,
               9.150% due 02/01/2023 ...........................................         2,299,155
  2,000,000   Texas-New Mexico Power Company, Sr. Note,
               6.250% due 01/15/2009 ...........................................         1,745,910
  4,500,000   V2 Music Holdings Plc, Sr. Discount Note,
               Zero coupon to 04/15/2003;
               14.000% due 04/15/2008++ ........................................         1,440,000
  1,000,000   Westinghouse Electric Corporation, Deb.,
               7.875% due 09/01/2023 ...........................................           991,970
                                                                                      ------------
              Total Corporate Bonds and Notes
               (Cost $43,955,809) ..............................................        43,009,479
                                                                                      ------------

U.S. TREASURY OBLIGATIONS - 8.0%

    U.S. TREASURY NOTES - 4.8%

  3,000,000   7.875% due 11/15/1999 ............................................         3,005,625
  3,000,000   5.875% due 11/30/2001 ............................................         3,003,750
  4,000,000   6.375% due 08/15/2002 ............................................         4,050,000
  5,000,000   6.500% due 10/15/2006 ............................................         5,090,625
                                                                                      ------------
                                                                                        15,150,000
                                                                                      ------------

    U.S. TREASURY BONDS - 2.6%

  4,000,000   7.500% due 11/15/2016 ............................................         4,415,000
  4,000,000   6.250% due 08/15/2023 ............................................         3,916,252
                                                                                      ------------
                                                                                         8,331,252
                                                                                      ------------

    U.S. TREASURY STRIP (PRINCIPAL ONLY) - 0.6%

  4,000,000   Zero coupon due 08/15/2012 .......................................         1,739,228
                                                                                      ------------
              Total U.S. Treasury Obligations
               (Cost $25,371,026) ..............................................        25,220,480
                                                                                      ------------

CONVERTIBLE BONDS AND NOTES - 5.3%

  2,770,000   At Home Corporation, Conv. Deb.,
               0.525% due 12/28/2018++ .........................................         1,620,450
  1,450,000   Chiquita Brands International Inc., Conv. Note,
               7.000% due 03/28/2001++ .........................................         1,160,000
  1,080,000   CII Financial Inc., Conv. Note,
               7.500% due 09/15/2001 ...........................................           700,650
  2,000,000   Corporate Express Inc., Conv. Note,
               4.500% due 07/01/2000 ...........................................         1,987,500
  2,700,000   Healthsouth Corporation, Conv. Deb.,
               3.250% due 04/01/2003++ .........................................         2,045,250
  2,365,000   Level 3 Communications Inc., Conv. Bond,
               6.000% due 09/15/2009 ...........................................         2,917,818
  4,000,000   Network Associates Inc., Conv. Bond,
               Zero coupon due 02/13/2018 ......................................         1,335,000
  1,750,000   Rockefeller Center Properties Trust, Conv. Deb.,
               Zero coupon due 12/31/2000 ......................................         1,470,000
    100,000   Tribune Company, Conv. Note,
               6.250% due 08/15/2001 ...........................................         1,737,500
  2,000,000   Waste Management Inc., Conv. Deb.,
               4.000% due 02/01/2002 ...........................................         1,752,500
                                                                                      ------------
              Total Convertible Bonds and Notes
               (Cost $17,723,192) ..............................................        16,726,668
                                                                                      ------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES - 4.3%

    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 4.1%

              Government National Mortgage Association:

    251,259    10.000% due 08/15/2019 ..........................................           274,588
  7,456,109    6.500% due 01/15/2024 - 05/15/2026 ..............................         7,133,316
  5,090,393    7.000% due 01/20/2023 - 03/15/2028 ..............................         5,051,036
    792,734    6.000% due 01/15/2026 - 02/15/2026 ..............................           736,281
                                                                                      ------------
              Total GNMAs (Cost $13,224,157) ...................................        13,195,221
                                                                                      ------------

    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 0.2%
      (Cost $569,645)

    553,473   Federal National Mortgage Association,
               8.000% due 12/01/2026 ...........................................           564,577
                                                                                      ------------
              Total U.S. Government Agency Mortgage-Backed Securities
               (Cost $13,793,802) ..............................................        13,759,798
                                                                                      ------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 1.0%

  1,250,000   Donaldson, Lufkin & Jenrette Acceptance Corporation, 1993- M17 A2,
               7.350% due 12/18/2003 ...........................................         1,252,512
    118,348   Federal Home Loan Mortgage Corporation, Series 2 E,
               6.850% due 07/25/2018 ...........................................           118,142
     65,246   Merrill Lynch Mortgage Investors Inc., 1988 PA,
               10.050% due 12/15/2008 ..........................................            66,769
    389,064   Resolution Trust Corporation, 1991-M2 A2,
               7.132% due 09/25/2020 ...........................................           377,896
  1,479,286   Weyerhaeuser Mortgage Corporation, 1982-C FHA Putable,
               7.430% due 06/01/2022 ...........................................         1,500,861
                                                                                      ------------
              Total CMOs (Cost $3,163,645) .....................................         3,316,180
                                                                                      ------------
              Total Fixed Income Securities
               (Cost $104,007,474) .............................................       102,032,605
                                                                                      ------------

WARRANT - 0.0%**
  (Cost $45)

      4,500   V2 Music Holdings Plc,
               Expires 04/15/2008+, ++ .........................................                45
                                                                                      ------------

REPURCHASE AGREEMENT - 0.3%
  (Cost $864,000)

$   864,000   Agreement with Goldman Sachs & Company, 5.100% dated 10/29/1999, to be repurchased at $864,367 on 11/01/1999, collateralized by
               $881,280 U.S. Treasury Note, 6.500% due 11/15/2026
               (value $886,021) ................................................        $  864,000
                                                                                      ------------
TOTAL INVESTMENTS (Cost $258,790,847*) ..................................  95.6%       303,115,212

OTHER ASSETS AND LIABILITIES (NET) ......................................   4.4         14,115,951
                                                                          -----       ------------
NET ASSETS .............................................................. 100.0%      $317,231,163
                                                                          =====       ============
--------------
 * Aggregate cost for federal tax purposes is $258,701,300.
** Amount represents less than 0.1% of net assets.
 + Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

-------------------------------------------------------------------------------
                                         GLOSSARY OF TERMS
ADR    -- American Depositary Receipt
FHA    -- Federal Housing Authority
MTN    -- Medium Term Note
STRIP  -- Separate trading of registered interest and principal securities
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
GROWTH & INCOME FUND
OCTOBER 31, 1999

   SHARES                                                                               VALUE
   ------                                                                               -----
COMMON STOCKS - 97.8%

    BANKS/SAVINGS & LOANS - 11.3%

    350,000   Bank of America Corporation ......................................    $   22,531,250
    229,900   Chase Manhattan Corporation ......................................        20,087,512
    604,048   Citigroup Inc. ...................................................        32,694,098
    450,000   First Union Corporation ..........................................        19,209,375
    520,000   Mellon Bank Corporation ..........................................        19,207,500
    233,800   Prime Bancshares Inc. ............................................         6,312,600
    405,000   U.S. Bancorp .....................................................        15,010,313
    476,174   Wells Fargo & Company ............................................        22,796,830
                                                                                    --------------
                                                                                       157,849,478
                                                                                    --------------

    COMPUTER SOFTWARE/SERVICES - 11.1%

    440,000   Adobe Systems Inc. ...............................................        30,772,500
    298,450   BARRA Inc.+ ......................................................         6,593,880
    470,000   BMC Software Inc.+ ...............................................        30,168,125
    261,700   Computer Associates International Inc. ...........................        14,786,050
    359,500   First Data Corporation ...........................................        16,424,656
    312,000   Microsoft Corporation+ ...........................................        28,879,500
    577,000   Oracle Corporation+ ..............................................        27,443,563
                                                                                    --------------
                                                                                       155,068,274
                                                                                    --------------

    CONSUMER STAPLES - 8.6%

     86,980   Alberto-Culver Company, Class A ..................................         1,739,600
    216,000   Avon Products Inc. ...............................................         6,966,000
    153,100   Campbell Soup Company ............................................         6,889,500
     79,000   Gillette Company .................................................         2,858,812
    241,500   Kimberly-Clark Corporation .......................................        15,244,687
    340,000   Kimberly-Clark de Mexico, ADR ....................................         5,447,358
  1,000,000   Kroger Company+ ..................................................        20,812,500
    271,700   Libbey Inc. ......................................................         7,200,050
    483,000   PepsiCo Inc. .....................................................        16,754,063
     82,000   Procter & Gamble Company .........................................         8,599,750
    280,700   Ralston-Ralston Purina Group .....................................         8,824,506
    706,600   Sara Lee Corporation .............................................        19,122,363
                                                                                    --------------
                                                                                       120,459,189
                                                                                    --------------

    HEALTH CARE PRODUCTS - 8.2%

    224,200   Abbott Laboratories ..............................................         9,052,075
     67,000   ALZA Corporation+ ................................................         2,868,437
    285,000   American Home Products Corporation ...............................        14,891,250
    167,000   Bristol-Myers Squibb Company .....................................        12,827,687
    193,800   Johnson & Johnson ................................................        20,300,550
    196,400   Merck & Company Inc. .............................................        15,626,075
  1,134,700   Mylan Laboratories Inc. ..........................................        20,353,681
    132,000   Pfizer Inc. ......................................................         5,214,000
    174,500   Warner Lambert Company ...........................................        13,927,281
                                                                                    --------------
                                                                                       115,061,036
                                                                                    --------------

    UTILITIES/TELECOMMUNICATIONS - 7.4%

    535,000   AT&T Corporation .................................................        25,011,250
    303,800   Comcast Corporation, Special Class A .............................        12,797,575
    265,000   MCI Worldcom+ ....................................................        22,740,313
    263,500   SBC Communications Inc. ..........................................        13,422,031
    408,800   Sprint Corporation, PCS Group+ ...................................        30,378,950
                                                                                    --------------
                                                                                       104,350,119
                                                                                    --------------

    OIL & GAS - 6.6%

    116,000   BP Amoco Plc, Sponsored ADR ......................................         6,699,000
    100,560   Exxon Corporation ................................................         7,447,725
    500,000   Halliburton Company ..............................................        18,843,750
    160,600   Mobil Corporation ................................................        15,497,900
    229,900   Royal Dutch Petroleum ............................................        13,779,631
     75,200   Schlumberger Ltd. ................................................         4,554,300
    558,300   Tosco Corporation ................................................        14,131,969
    330,000   Unocal Corporation ...............................................        11,385,000
                                                                                    --------------
                                                                                        92,339,275
                                                                                    --------------

    COMPUTER SYSTEMS - 5.9%

    233,350   Cisco Systems Inc.+ ..............................................        17,267,900
    550,000   Compaq Computer Corporation ......................................        10,450,000
    305,000   EMC Corporation+ .................................................        22,265,000
    240,000   Hewlett-Packard Company ..........................................        17,775,000
    150,000   International Business Machines Corporation ......................        14,756,250
                                                                                    --------------
                                                                                        82,514,150
                                                                                    --------------

    INSURANCE - 4.9%

    367,900   Allstate Corporation .............................................        10,577,125
    250,000   American International Group Inc. ................................        25,734,375
    645,154   Conseco Inc. .....................................................        15,685,307
    223,880   Liberty Financial Companies ......................................         5,387,112
    105,000   Marsh & McLennan Companies Inc. ..................................         8,301,563
     53,500   MGIC Investment Corporation ......................................         3,196,625
                                                                                    --------------
                                                                                        68,882,107
                                                                                    --------------

    MEDIA - 4.7%

    832,626   AT&T Corporation-Liberty Media Group, Class A+ ...................        33,044,844
    348,600   News Corporation Ltd., Sponsored ADR .............................         9,608,288
    218,000   Viacom Inc., Class A+ ............................................         9,932,625
    500,000   Walt Disney Company+ .............................................        13,187,500
                                                                                    --------------
                                                                                        65,773,257
                                                                                    --------------

    RETAIL SALES - 3.6%

    210,000   Dayton Hudson Corporation ........................................        13,571,250
    348,075   Intimate Brands Inc. .............................................        14,271,075
    217,368   Limited Inc. .....................................................         8,939,259
    150,750   May Department Stores Company ....................................         5,229,141
    158,000   Wal-Mart Stores Inc. .............................................         8,956,625
                                                                                    --------------
                                                                                        50,967,350
                                                                                    --------------

    CONSUMER DURABLES - 3.5%

    720,000   Federal-Mogul Corporation ........................................        18,090,000
  1,157,000   Mattel Inc. ......................................................        15,474,875
    839,350   Miller Industries Inc.+ ..........................................         2,045,916
    598,400   U.S. Industries Inc. .............................................         8,863,800
     91,000   USG Corporation ..................................................         4,510,188
                                                                                    --------------
                                                                                        48,984,779
                                                                                    --------------

    FINANCIAL SERVICES - 3.5%

     53,900   Ambac Financial Group Inc. .......................................         3,220,525
    400,000   Federal Home Loan Mortgage Corporation ...........................        21,625,000
     95,000   Merrill Lynch & Company Inc. .....................................         7,457,500
    144,900   Price (T. Rowe) Associates Inc. ..................................         5,143,950
    100,000   Providian Financial Corporation ..................................        10,900,000
                                                                                    --------------
                                                                                        48,346,975
                                                                                    --------------

    AEROSPACE/DEFENSE - 3.3%

    112,700   AlliedSignal Inc. ................................................         6,416,856
    357,800   Boeing Company ...................................................        16,481,162
    812,000   Raytheon Company, Class B ........................................        23,649,500
                                                                                    --------------
                                                                                        46,547,518
                                                                                    --------------

    HEALTH CARE SERVICES - 2.5%

    260,000   Aetna Inc. .......................................................        13,065,000
    206,000   IMS Health Inc. ..................................................         5,974,000
    417,000   PacifiCare Health Systems Inc.+ ..................................        16,445,438
                                                                                    --------------
                                                                                        35,484,438
                                                                                    --------------

    CAPITAL GOODS - 2.4%

    150,800   Crane Company ....................................................         3,081,975
    383,448   Donaldson Company Inc. ...........................................         8,915,166
    525,000   Tyco International Ltd. ..........................................        20,967,188
                                                                                    --------------
                                                                                        32,964,329
                                                                                    --------------

    ELECTRONICS/SEMICONDUCTORS - 2.3%

    579,625   General Semiconductor Inc.+ ......................................         6,086,062
    333,600   Intel Corporation ................................................        25,833,150
                                                                                    --------------
                                                                                        31,919,212
                                                                                    --------------

    TRANSPORTATION - 1.9%

     55,700   Airborne Freight Corporation .....................................         1,197,550
    422,400   Expeditors International of Washington Inc. ......................        15,787,200
    183,800   Union Pacific Corporation ........................................        10,246,850
                                                                                    --------------
                                                                                        27,231,600
                                                                                    --------------

    ELECTRICAL EQUIPMENT - 1.9%

     77,525   Emerson Electric Company .........................................         4,656,345
    157,900   General Electric Company .........................................        21,405,319
                                                                                    --------------
                                                                                        26,061,664
                                                                                    --------------

    BUSINESS SERVICES - 1.1%

    264,433   ACNielson Corporation+ ...........................................      $  5,817,526
    331,100   Dun & Bradstreet Corporation .....................................         9,726,062
                                                                                    --------------
                                                                                        15,543,588
                                                                                    --------------

    BASIC INDUSTRY - 1.1%

     41,900   Nucor Corporation ................................................         2,173,563
    723,365   Waste Management Inc. ............................................        13,291,832
                                                                                    --------------
                                                                                        15,465,395
                                                                                    --------------

    LODGING & RESTAURANTS - 1.0%

    327,780   Sunburst Hospitality Corporation+ ................................         1,905,221
    310,000   Tricon Global Restaurants Inc.+ ..................................        12,458,125
                                                                                    --------------
                                                                                        14,363,346
                                                                                    --------------

    UTILITIES/GAS & ELECTRIC - 1.0%

    338,000   Enron Corporation ................................................        13,498,875
                                                                                    --------------
              Total Common Stocks
               (Cost $1,051,229,867) ...........................................     1,369,675,954
                                                                                    --------------

   PRINCIPAL
    AMOUNT
    ------

CONVERTIBLE BOND - 0.2%
  (Cost $3,228,221)

$ 6,000,000   At Home Corporation, Sub. Deb.,
               0.525% due 12/28/2018++ .........................................         3,510,000
                                                                                    --------------

REPURCHASE AGREEMENT - 2.7%
  (Cost $37,787,000)

 37,787,000   Agreement with Goldman Sachs & Company, 5.100% dated 10/29/1999, to be repurchased at $37,803,059 on 11/01/1999, collateralized by
               $38,542,740 U.S. Treasury Note, 6.500% due 11/15/2026
               (Market Value $38,750,079) ......................................        37,787,000
                                                                                    --------------
TOTAL INVESTMENTS (Cost $1,092,245,088*) ............................  100.7%        1,410,972,954

OTHER ASSETS AND LIABILITIES (NET) ..................................   (0.7)          (10,292,996)
                                                                       -----        --------------
NET ASSETS ..........................................................  100.0%       $1,400,679,958
                                                                       =====        ==============
--------------
 * Aggregate cost for federal tax purposes is $1,094,164,219.
 + Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

-------------------------------------------------------------------------------
                               GLOSSARY OF TERMS
ADR    --American Depositary Receipt
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
GROWTH FUND
OCTOBER 31, 1999

   SHARES                                                                                VALUE
   ------                                                                                -----

COMMON STOCKS - 95.0%

    UTILITIES/TELECOMMUNICATIONS - 20.1%

    531,485   Comcast Corporation, Class A .....................................      $ 22,388,806
    262,155   Cox Communications Inc., Class A+ ................................        11,911,668
    230,670   Level 3 Communications Inc.+ .....................................        15,772,061
    135,160   NEXTLINK Communications Inc.+ ....................................         8,084,257
    640,125   Nokia Corporation, Class A, Sponsored ADR ........................        73,974,445
      3,427   Nokia Oyj ........................................................           392,189
     94,506   NTL Inc.+ ........................................................         7,123,409
    101,785   Sprint Corporation, PCS Group+ ...................................         8,441,793
  1,141,270   Vodafone AirTouch Plc ............................................         5,307,517
    150,165   Vodafone AirTouch Plc, Sponsored ADR .............................         7,198,535
    115,085   VoiceStream Wireless Corporation+ ................................        11,364,644
                                                                                      ------------
                                                                                       171,959,324
                                                                                      ------------

    COMPUTER SOFTWARE/SERVICES - 17.7%

    564,775   Amazon.com Inc.+ .................................................        39,887,234
    131,665   America Online Inc.+ .............................................        17,075,305
    122,840   DoubleClick Inc.+ ................................................        17,197,600
     54,125   eBay Inc.+ .......................................................         7,313,641
     73,220   Electronic Arts Inc.+ ............................................         5,917,091
    125,370   Exodus Communications Inc.+ ......................................        10,781,820
     32,365   Inktomi Corporation+ .............................................         3,283,025
    198,355   Microsoft Corporation+ ...........................................        18,360,235
     26,290   Phone.com Inc.+ ..................................................         5,402,595
     21,405   Verio Inc.+ ......................................................           798,674
     71,370   VeriSign Inc.+ ...................................................         8,814,195
     89,750   Yahoo Inc.+ ......................................................        16,070,859
                                                                                      ------------
                                                                                       150,902,274
                                                                                      ------------

    MEDIA - 13.8%

  1,229,612   AT&T Corporation-Liberty Media Group, Class A+ ...................        48,800,226
    146,250   Cablevision Systems Corporation, Class A+ ........................         9,881,016
     74,465   Lamar Advertising Company+ .......................................         4,021,110
     42,990   Liberty Digital Inc., Class A+ ...................................         1,343,437
    200,719   Outdoor Systems Inc.+ ............................................         8,505,468
    505,690   Time Warner Inc. .................................................        35,240,272
    115,140   UnitedGlobalCom Inc., Class A+ ...................................        10,017,180
                                                                                      ------------
                                                                                       117,808,709
                                                                                      ------------

    COMPUTER SYSTEMS - 8.0%

    152,545   ASM Lithography Holding NV+ ......................................        11,078,581
    360,269   Cisco Systems Inc.+ ..............................................        26,659,906
    302,860   EMC Corporation+ .................................................        22,108,780
     80,970   Sun Microsystems Inc.+ ...........................................         8,567,638
                                                                                      ------------
                                                                                        68,414,905
                                                                                      ------------

    ELECTRONICS/SEMICONDUCTORS - 7.8%

     58,030   Broadcom Corporation, Class A+ ...................................         7,416,959
    135,575   Conexant Systems Inc.+ ...........................................        12,659,316
     88,110   JDS Uniphase Corporation+ ........................................        14,703,356
     52,230   Maxim Integrated Products Inc.+ ..................................         4,122,906
    200,785   Texas Instruments Inc. ...........................................        18,020,454
    208,180   Vitesse Semiconductor Corporation+ ...............................         9,550,258
                                                                                      ------------
                                                                                        66,473,249
                                                                                      ------------

    CAPITAL GOODS - 6.3%

    202,845   Applied Materials Inc.+ ..........................................        18,218,016
    111,293   Mannesmann AG ....................................................        17,528,604
    449,888   Tyco International Ltd. ..........................................        17,967,402
                                                                                      ------------
                                                                                        53,714,022
                                                                                      ------------

    HEALTH CARE PRODUCTS - 6.2%

    551,892   Medtronic Inc. ...................................................        19,109,261
    129,795   MiniMed Inc.+ ....................................................         9,840,083
    491,500   Schering-Plough Corporation ......................................        24,329,250
                                                                                      ------------
                                                                                        53,278,594
                                                                                      ------------

    OIL & GAS - 3.8%

    818,525   Enron Corporation ................................................        32,689,842
                                                                                      ------------

    FINANCIAL SERVICES - 2.9%

    107,565   American Express Company .........................................        16,565,010
    328,520   E*TRADE Group Inc.+ ..............................................         7,822,882
                                                                                      ------------
                                                                                        24,387,892
                                                                                      ------------

    BANKS/SAVINGS & LOANS - 2.4%

    121,045   Fifth Third Bancorp ..............................................         8,934,634
    405,159   Firstar Corporation ..............................................        11,901,546
                                                                                      ------------
                                                                                        20,836,180
                                                                                      ------------

    RETAIL SALES - 2.2%

    110,540   Home Depot Inc. ..................................................         8,345,770
    459,620   Staples Inc.+ ....................................................        10,197,819
                                                                                      ------------
                                                                                        18,543,589
                                                                                      ------------

    TECHNOLOGY - 2.0%

     76,630   Comverse Technology Inc.+ ........................................         8,697,505
     58,755   PE Biosystems Group ..............................................         3,811,731
    129,515   Pittway Corporation, Class A .....................................         4,273,995
                                                                                      ------------
                                                                                        16,783,231
                                                                                      ------------

    BUSINESS SERVICES - 1.8%

    117,390   Sapient Corporation+ .............................................        15,011,246
                                                                                      ------------
              Total Common Stocks (Cost $595,250,046) ..........................       810,803,057
                                                                                      ------------

PORTFOLIO of INVESTMENTS (continued)
GROWTH FUND
OCTOBER 31, 1999

    PRINCIPAL
      AMOUNT
      ------

COMMERCIAL PAPER - 3.8%
  (Cost $32,200,000)

$32,200,000   Associates First Capital Corporation,
               5.300% due 11/01/1999++ .........................................        32,200,000
                                                                                      ------------

CORPORATE BOND - 0.3%
  (Cost $2,199,951)

  3,323,000   Amazon.com Inc., Step coupon, Sr. Disc. Note,
               Zero coupon to 05/01/2003;
               10.000% due 05/01/2008 ..........................................         2,176,565
                                                                                      ------------
TOTAL INVESTMENTS (Cost $629,649,997*) ..................................  99.1%       845,179,622

OTHER ASSETS AND LIABILITIES (NET) ......................................   0.9          8,057,530
                                                                          -----       ------------
NET ASSETS .............................................................. 100.0%      $853,237,152
                                                                          =====       ============

--------------
 * Aggregate cost for federal tax purposes is $631,877,798.
 + Non-income producing security.
++ Rate represents annualized yield at date of purchase (unaudited).

                SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
                U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                            CONTRACTS TO RECEIVE

                ---------------------------------------------        NET
                                                      IN         UNREALIZED
  EXPIRATION          LOCAL          VALUE IN      EXCHANGE    (DEPRECIATION)
     DATE            CURRENCY         U.S. $      FOR U.S. $    OF CONTRACTS
  ----------    ------------------   ---------    ----------   ---------------
  04/07/2000    EMU      5,000,000    5,318,960     5,506,575       $(187,615)
                                                                    =========

               U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL
                             CONTRACTS TO DELIVER

                ----------------------------------------------       NET
                                                      IN          UNREALIZED
  EXPIRATION          LOCAL          VALUE IN      EXCHANGE      APPRECIATION
     DATE            CURRENCY         U.S. $      FOR U.S. $     OF CONTRACTS
  ----------    ------------------   --------     ----------    --------------
  12/09/1999    EMU     29,000,000   30,591,119   31,284,195      $  693,076
  04/07/2000    EMU     20,000,000   21,275,842   21,765,750         489,908
                                                                   ----------
                                                                   $1,182,984
                                                                   ----------

Net Unrealized Appreciation of Forward Foreign
  Currency Contracts .........................................     $  995,369
                                                                   ==========
-------------------------------------------------------------------------------
                              GLOSSARY OF TERMS
ADR    -- American Depositary Receipt
EMU    -- European Monetary Unit

------------------------------------------------------------------------------
                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
NORTHWEST FUND
OCTOBER 31, 1999

    SHARES                                                                              VALUE
    ------                                                                              -----

COMMON STOCKS - 99.7%

    COMPUTER SOFTWARE/SERVICES - 15.1%

    131,630   Adobe Systems Inc. ...............................................      $  9,205,873
    699,600   ARIS Corporation+ ................................................         4,328,775
     24,100   BSQUARE Corporation+ .............................................           953,456
     65,900   Check Point Software Technologies Ltd.+ ..........................         7,623,806
    124,550   Click2Learn.com Inc.+ ............................................         1,120,950
  1,225,740   Mentor Graphics Corporation+ .....................................         9,882,529
    173,850   Microsoft Corporation+ ...........................................        16,091,991
    298,665   Visio Corporation+ ...............................................        11,825,267
    353,000   Wall Data Inc.+ ..................................................         2,890,187
                                                                                      ------------
                                                                                        63,922,834
                                                                                      ------------

    HEALTH CARE PRODUCTS - 11.1%

    556,200   Corixa Corporation+ ..............................................         7,230,600
    326,970   ICOS Corporation+ ................................................         9,379,952
    195,270   Immunex Corporation+ .............................................        12,302,010
    807,000   NeoRx Corporation+ ...............................................         1,059,188
    574,163   SonoSite Inc.+ ...................................................        16,937,809
                                                                                      ------------
                                                                                        46,909,559
                                                                                      ------------

    ELECTRICAL EQUIPMENT - 8.7%

    159,765   Electro Scientific Industries Inc.+ ..............................         8,627,310
    889,625   FEI Company+ .....................................................         6,727,789
    491,850   Flir Systems Inc.+ ...............................................         6,978,122
    313,635   Microvision Inc.+ ................................................         4,802,536
    284,480   Tektronix Inc. ...................................................         9,601,200
                                                                                      ------------
                                                                                        36,736,957
                                                                                      ------------

    COMPUTER SYSTEMS - 7.5%

    300,600   Apex Inc.+ .......................................................         5,110,200
    629,730   In Focus Systems Inc.+ ...........................................        12,476,525
    263,895   RadiSys Corporation+ .............................................        13,986,435
                                                                                      ------------
                                                                                        31,573,160
                                                                                      ------------

    CONSUMER CYCLICALS - 6.9%

    926,425   Building Materials Holding Corporation+ ..........................        10,248,577
    178,900   Columbia Sportswear Company+ .....................................         3,622,725
    318,500   Cutter & Buck Inc.+ ..............................................         5,235,344
    950,130   K2 Inc. ..........................................................         7,601,040
     46,710   Nike Inc., Class B ...............................................         2,636,196
                                                                                      ------------
                                                                                        29,343,882
                                                                                      ------------

    ELECTRONICS/SEMICONDUCTORS - 6.9%

    158,620   Credence Systems Corporation+ ....................................         7,237,038
     58,050   Intel Corporation ................................................         4,495,247
    276,440   Lattice Semiconductor Corporation+ ...............................         9,779,065
     80,580   Micron Technology Inc.+ ..........................................         5,746,361
     22,025   TriQuint Semiconductor Inc.+ .....................................         1,762,000
                                                                                      ------------
                                                                                        29,019,711
                                                                                      ------------

    BANKS/SAVINGS & LOANS - 6.8%

    119,550   Bank of America Corporation ......................................         7,696,031
    170,705   First Savings Bank of Washington Bancorp Inc. ....................         2,901,985
     27,947   Horizon Financial Corporation ....................................           316,150
    104,850   Interwest Bancorp Inc. ...........................................         1,939,725
    122,100   Sterling Financial Corporation+ ..................................         1,549,144
    244,368   U.S. Bancorp .....................................................         9,056,889
    193,826   Washington Federal Inc. ..........................................         4,421,656
     18,600   Wells Fargo & Company ............................................           890,475
                                                                                      ------------
                                                                                        28,772,055
                                                                                      ------------

    TRANSPORTATION - 5.1%

    193,150   Airborne Freight Corporation .....................................         4,152,725
    128,410   Alaska Air Group Inc.+ ...........................................         5,104,298
    325,660   Expeditors International of Washington Inc. ......................        12,171,543
                                                                                      ------------
                                                                                        21,428,566
                                                                                      ------------

    BASIC INDUSTRY - 4.6%

     33,133   Boise Cascade Corporation ........................................         1,180,363
    236,430   Oregon Steel Mills Inc. ..........................................         1,994,878
    413,680   Schnitzer Steel Industries Inc., Class A .........................         6,670,590
     78,200   Weyerhaeuser Company .............................................         4,667,562
    121,600   Willamette Industries Inc. .......................................         5,054,000
                                                                                      ------------
                                                                                        19,567,393
                                                                                      ------------

    HEALTH CARE SERVICES - 3.6%

  1,076,860   Foundation Health Systems Inc., Class A+ .........................         7,134,197
    200,300   PacifiCare Health Systems Inc., Class B+ .........................         7,899,331
                                                                                      ------------
                                                                                        15,033,528
                                                                                      ------------

    UTILITIES/TELECOMMUNICATIONS - 3.5%

    123,100   AVT Corporation+ .................................................         4,123,850
    202,200   General Communication Inc., Class A+ .............................           985,725
     28,250   GST Telecommunications Inc.+ .....................................           190,687
    615,995   Metro One Telecommunications Inc.+ ...............................         9,547,923
                                                                                      ------------
                                                                                        14,848,185
                                                                                      ------------

    AEROSPACE/DEFENSE - 3.4%

    200,964   Boeing Company ...................................................         9,256,904
    179,825   Precision Castparts Corporation ..................................         5,304,837
                                                                                      ------------
                                                                                        14,561,741
                                                                                      ------------

    CONSUMER STAPLES - 3.3%

    165,800   Albertson's Inc. .................................................         6,020,612
    378,724   Kroger Company+ ..................................................         7,882,193
                                                                                      ------------
                                                                                        13,902,805
                                                                                      ------------

    RETAIL SALES - 2.6%

     93,270   Costco Wholesale Corporation+ ....................................         7,490,747
    142,860   Multiple Zones International Inc.+ ...............................           821,445
    110,200   Nordstrom Inc. ...................................................         2,748,112
                                                                                      ------------
                                                                                        11,060,304
                                                                                      ------------

    CONSUMER DURABLES - 2.6%

    139,900   Jore Corporation+ ................................................      $  1,626,338
    399,912   Monaco Coach Corporation+ ........................................         9,397,932
                                                                                      ------------
                                                                                        11,024,270
                                                                                      ------------

    LODGING & RESTAURANTS - 2.3%

    669,685   Cavanaugh's Hospitality Corporation+ .............................         5,064,493
    168,340   Starbucks Corporation+ ...........................................         4,576,744
                                                                                      ------------
                                                                                         9,641,237
                                                                                      ------------

    CAPITAL GOODS - 2.1%

    467,000   Greenbrier Companies Inc. ........................................         4,815,938
     85,650   PACCAR Inc. ......................................................         4,036,256
                                                                                      ------------
                                                                                         8,852,194
                                                                                      ------------

    INSURANCE - 1.8%

    124,790   SAFECO Corporation ...............................................         3,431,725
    171,015   StanCorp Financial Group Inc. ....................................         4,339,505
                                                                                      ------------
                                                                                         7,771,230
                                                                                      ------------

    REAL ESTATE INVESTMENT TRUSTS - 1.8%

    244,815   Pacific Gulf Properties Inc. .....................................         4,957,504
    110,680   Shurgard Storage Centers Inc., Class A ...........................         2,614,815
                                                                                      ------------
                                                                                         7,572,319
                                                                                      ------------
              Total Common Stocks (Cost $253,270,061) ..........................       421,541,930
                                                                                      ------------

   PRINCIPAL
     AMOUNT
     ------
REPURCHASE AGREEMENT - 0.6%
  (Cost $2,672,000)

$ 2,672,000   Agreement with Goldman Sachs & Company, 5.100% dated 10/29/1999, to be repurchased at $2,673,136 on 11/01/1999, collaterlized by
               2,725,440 U.S. Treasury Note, 6.500% due 11/15/2026
               (Market Value of $2,740,101) ....................................      $  2,672,000
                                                                                      ------------
TOTAL INVESTMENTS (Cost $255,942,061*) ................................  100.3%        424,213,930

OTHER ASSETS AND LIABILITIES (NET) ....................................   (0.3)         (1,473,809)
                                                                         -----        ------------
NET ASSETS ............................................................  100.0%       $422,740,121
                                                                         =====        ============
--------------
* Aggregate cost for federal tax purposes is $256,075,921.
+ Non-income producing security.

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
EMERGING GROWTH FUND
OCTOBER 31, 1999

    SHARES                                                                             VALUE
    ------                                                                             -----
COMMON STOCKS - 99.3%

    COMPUTER SOFTWARE/SERVICES - 23.7%

    403,850   ARIS Corporation+ ................................................      $  2,498,822
     91,300   AVT Corporation+ .................................................         3,058,550
      7,100   BSQUARE Corporation+ .............................................           280,894
    300,250   Carreker-Antinori Inc.+ ..........................................         2,064,219
     39,700   Check Point Software Technologies Inc.+ ..........................         4,592,794
    186,450   Harbinger Corporation+ ...........................................         2,971,547
     67,400   HNC Software Inc.+ ...............................................         2,691,787
    301,150   Made2Manage Systems Inc.+ ........................................         1,769,256
    152,500   Onyx Software Corporation+ .......................................         3,412,188
     92,400   Primus Knowledge Solutions Inc.+ .................................         2,783,550
     99,350   Sterling Commerce Inc.+ ..........................................         2,328,516
      7,000   Visio Corporation+ ...............................................           277,156
                                                                                      ------------
                                                                                        28,729,279
                                                                                      ------------

HEALTH CARE PRODUCTS - 17.7%

     87,900   ChiRex Inc.+ .....................................................         2,483,175
    162,550   Corixa Corporation+ ..............................................         2,113,150
     38,200   Emisphere Technologies Inc.+ .....................................           477,500
     75,880   ICOS Corporation+ ................................................         2,176,807
    184,200   Incyte Pharmaceuticals Inc.+ .....................................         3,545,850
    204,825   NeoRx Corporation+ ...............................................           268,833
     73,250   Pharmacyclics Inc.+ ..............................................         2,591,219
    125,100   Shire Pharmaceuticals Group, ADR+ ................................         3,971,925
    129,371   SonoSite Inc.+ ...................................................         3,816,445
                                                                                      ------------
                                                                                        21,444,904
                                                                                      ------------

FINANCIAL SERVICES - 8.5%

    168,617   American Capital Strategies Ltd. .................................         3,530,418
     74,500   Hambrecht & Quist Group+ .........................................         3,678,437
     68,391   Heller Financial Inc. ............................................         1,624,286
     35,412   Profit Recovery Group International Inc.+ ........................         1,458,532
                                                                                      ------------
                                                                                        10,291,673
                                                                                      ------------

BUSINESS SERVICES - 8.4%

    387,325   Asymetrix Learning Systems Inc.+ .................................         3,485,925
     94,900   Cognizant Technology Solutions Corporation+ ......................         4,359,469
    276,295   First Consulting Group Inc.+ .....................................         2,331,239
                                                                                      ------------
                                                                                        10,176,633
                                                                                      ------------

COMPUTER SYSTEMS - 7.3%

    122,000   Apex Inc.+ .......................................................         2,074,000
     87,700   In Focus Systems Inc.+ ...........................................         1,737,556
     91,700   NVIDIA Corporation+ ..............................................         2,028,863
     56,575   RadiSys Corporation+ .............................................         2,998,475
                                                                                      ------------
                                                                                         8,838,894
                                                                                      ------------

ELECTRONICS/SEMICONDUCTORS - 5.7%

     62,210   ATMI Inc.+ .......................................................         1,675,782
     41,675   Credence Systems Corporation+ ....................................         1,901,422
     63,700   Lattice Semiconductor Corporation+ ...............................         2,253,387
     13,140   TriQuint Semiconductor Inc.+ .....................................         1,051,200
                                                                                      ------------
                                                                                         6,881,791
                                                                                      ------------

    CONSUMER CYCLICALS - 5.7%

    154,700   Building Materials Holding Corporation+ ..........................         1,711,369
    110,450   Cutter & Buck Inc.+ ..............................................         1,815,522
    170,955   K2 Inc. ..........................................................         1,367,640
     63,850   Nortek Inc.+ .....................................................         1,955,406
                                                                                      ------------
                                                                                         6,849,937
                                                                                      ------------

    UTILITIES/TELECOMMUNICATIONS - 5.4%

     74,000   Gilat Satellite Networks Ltd.+ ...................................         3,857,250
    107,000   Metro One Telecommunications Inc.+ ...............................         1,658,500
     23,600   Teligent Inc.+ ...................................................         1,059,050
                                                                                      ------------
                                                                                         6,574,800
                                                                                      ------------

    ELECTRICAL EQUIPMENT - 4.2%

     30,260   Electro Scientific Industries Inc.+ ..............................         1,634,040
    214,700   FEI Company+ .....................................................         1,623,669
    122,080   Microvision Inc.+ ................................................         1,869,350
                                                                                      ------------
                                                                                         5,127,059
                                                                                      ------------

    TRANSPORTATION - 3.7%

     62,300   Airborne Freight Corporation .....................................         1,339,450
     81,900   Expeditors International of Washington Inc. ......................         3,061,012
                                                                                      ------------
                                                                                         4,400,462
                                                                                      ------------

    CONSUMER DURABLES - 2.9%

    400,800   J. Jill Group Inc.+ ..............................................         1,653,300
     78,375   Monaco Coach Corporation+ ........................................         1,841,812
                                                                                      ------------
                                                                                         3,495,112
                                                                                      ------------

    OIL & GAS - 2.0%

     63,831   Hanover Compressor Company+ ......................................         2,361,747
                                                                                      ------------

    CONSUMER STAPLES - 1.8%

     55,800   Beringer Wine Estates Holding Inc., Class B+ .....................         2,218,050
                                                                                      ------------

    MEDIA - 1.2%

    133,400   Bowne & Company Inc. .............................................         1,484,075
                                                                                      ------------

    LODGING & RESTAURANTS - 1.1%

    178,540   Cavanaugh's Hospitality Corporation+ .............................         1,350,209
                                                                                      ------------
              Total Common Stocks (Cost $97,893,788) ...........................       120,224,625
                                                                                      ------------
TOTAL INVESTMENTS (Cost $97,893,788*) ...................................  99.3%       120,224,625

OTHER ASSETS AND LIABILITIES (NET) ......................................   0.7            874,347
                                                                          -----       ------------
NET ASSETS .............................................................. 100.0%      $121,098,972
                                                                          =====       ============
--------------

* Aggregate cost for federal tax purposes is $98,175,997.
+ Non-income producing security.

------------------------------------------------------------------------------
                             GLOSSARY OF TERMS
ADR    --American Depositary Receipt
------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
INTERNATIONAL GROWTH FUND
OCTOBER 31, 1999

     SHARES                                                                            VALUE
     ------                                                                            -----

COMMON STOCKS - 95.7%

    JAPAN - 28.6%

     22,610   Advantest Corporation ............................................      $  3,404,402
      2,976   Aiful Corporation ................................................           462,369
     62,000   Asahi Breweries Ltd. .............................................           881,807
         77   DDI Corporation ..................................................           841,853
     12,000   Fanuc Ltd. .......................................................           932,195
     44,000   Fujitsu Ltd. .....................................................         1,325,022
    148,000   Hitachi Ltd. .....................................................         1,599,655
     55,000   Jusco Company Ltd. ...............................................         1,281,768
     25,000   Kao Corporation ..................................................           762,444
      6,000   Keyence Corporation ..............................................         1,608,325
    149,000   Mitsubishi Heavy Industries Ltd. .................................           584,454
    210,000   Mitsubishi Motors Corporation ....................................         1,089,575
     68,000   Mitsui Chemicals Inc. ............................................           678,239
    160,000   Mitsui Marine and Fire Insurance Company Ltd. ....................         1,060,324
     25,000   Murata Manufacturing Company Ltd. ................................         3,212,813
    166,000   NEC Corporation ..................................................         3,359,164
     17,000   Nichiei Company Ltd. .............................................           880,407
      7,800   NIDEC Corporation ................................................         1,514,817
    114,000   Nikon Corporation ................................................         2,711,422
     11,500   Nintendo Company Ltd. ............................................         1,826,412
    155,000   Nissan Motor Company Ltd.+ .......................................           929,078
     62,000   Nomura Securities Company Ltd. ...................................         1,023,324
        216   NTT Mobile Communications Network Inc. ...........................         5,738,180
      4,700   Orix Corporation .................................................           631,054
     11,100   Rohm Company Ltd. ................................................         2,491,033
    220,000   Sakura Bank Ltd. .................................................         1,890,477
      2,090   Shohkoh Fund & Company Ltd. ......................................         1,278,815
     33,200   Sony Corporation .................................................         5,177,251
      7,000   Sony Music Entertainment Inc. ....................................           912,343
     70,000   Suzuki Motor Corporation .........................................         1,063,393
     25,000   Takeda Chemical Industries Ltd. ..................................         1,436,175
     54,000   Tokyo Electron Ltd. ..............................................         4,484,895
     72,000   Toray Industries Inc. ............................................           397,046
    122,000   Toshiba Corporation ..............................................           767,546
                                                                                      ------------
                                                                                        58,238,077
                                                                                      ------------

    UNITED KINGDOM - 14.1%

    106,400   3i Group Plc .....................................................         1,327,089
    104,800   AstraZeneca Group Plc ............................................         4,739,432
     12,200   AstraZeneca Group Plc, ADR .......................................           558,150
     24,200   Barclays Plc .....................................................           740,875
    166,000   BG Plc ...........................................................           921,340
    220,000   Cadbury Schweppes Plc ............................................         1,441,584
     48,000   COLT Telecom Group Plc+ ..........................................         1,434,797
    612,000   Corus Group Plc ..................................................         1,166,611
    155,000   EMI Group Plc ....................................................         1,217,520
    201,300   Enterprise Oil Plc ...............................................         1,429,039
     63,000   GKN Plc ..........................................................         1,008,361
    445,000   Invensys Plc .....................................................         2,190,148
    100,000   Kingfisher Plc ...................................................         1,091,972
     58,651   Lloyds TSB Group Plc .............................................           811,047
     75,000   Orange Plc+ ......................................................         1,869,663
    187,000   Reuters Group Plc ................................................         1,737,764
    145,000   Royal & Sun Alliance Insurance Group Plc .........................           986,472
    155,000   Shell Transport & Trading Company Plc ............................         1,188,228
    194,000   TI Group Plc .....................................................         1,313,456
    315,000   Vodafone AirTouch Plc ............................................         1,464,919
                                                                                      ------------
                                                                                        28,638,467
                                                                                      ------------

    GERMANY - 8.9%

     44,200   Bayerische Motoren Werke (BMW) AG ................................         1,408,567
     13,000   DaimlerChrysler AG ...............................................         1,011,784
     15,700   Degussa-Huels AG+ ................................................           599,403
     40,000   Deutsche Telekom AG ..............................................         1,838,460
      7,400   Epcos AG+ ........................................................           303,379
     17,000   Henkel KGaA-VORZUG ...............................................         1,153,244
     42,400   Mannesmann AG ....................................................         6,677,984
     22,400   Preussag AG ......................................................         1,213,299
     31,000   Siemens AG .......................................................         2,782,774
     49,000   Thyssen Krupp AG+ ................................................         1,159,555
                                                                                      ------------
                                                                                        18,148,449
                                                                                      ------------

    NETHERLANDS - 6.6%

     50,469   ABN-Amro Holding NV ..............................................         1,220,327
     36,719   Aegon NV .........................................................         3,388,837
     22,000   ASM Lithography Holding NV+ ......................................         1,597,750
      9,000   ASM Lithography Holding NV (F)+ ..................................           635,152
     34,905   DSM NV ...........................................................         1,321,608
      2,700   Heineken Holding NV, Class A .....................................            97,971
     31,700   Heineken NV ......................................................         1,616,680
        239   IHC Caland NV ....................................................            10,369
     13,700   ING Groep NV+ ....................................................           808,056
     26,600   STMicroelectronics NV ............................................         2,417,275
      3,000   STMicroelectronics NV (F) ........................................           263,463
                                                                                      ------------
                                                                                        13,377,488
                                                                                      ------------

    FRANCE - 5.1%

      3,200   Bouygues SA+ .....................................................         1,114,014
      2,300   Christian Dior SA ................................................           411,718
      8,000   Compagnie de Saint Gobain ........................................         1,388,310
     20,000   Groupe BIC SA+ ...................................................           978,128
      4,900   Groupe Danone SA .................................................         1,249,742
     32,100   Lagardere S.C.A.+ ................................................         1,299,806
        500   LVMH (Louis Vuitton Moet Hennessy) ...............................           150,926
      6,300   PSA Peugeot Citroen ..............................................         1,209,250
     41,000   Sanofi-Synthelabo SA+ ............................................         1,808,958
      6,300   Total Fina SA ....................................................           851,444
                                                                                      ------------
                                                                                        10,462,296
                                                                                      ------------

    CANADA - 4.7%

     59,000   Bank of Nova Scotia ..............................................         1,347,197
     70,000   Bombardier Inc., Class B .........................................         1,234,455
     40,000   Clarica Life Insurance Company+ ..................................           646,959
     40,000   Newbridge Networks Corporation+ ..................................           790,000
     38,600   Nortel Networks Corporation ......................................         2,375,284
     23,500   Rogers Communications Inc.+ ......................................           475,909
     16,000   Teleglobe Inc. ...................................................           379,000
     30,000   Teleglobe Inc. (F) ...............................................           709,480
     53,000   Thomson Corporation ..............................................         1,548,760
      4,700   Versus Technologies Inc.+ ........................................            24,754
                                                                                      ------------
                                                                                         9,531,798
                                                                                      ------------

    SWITZERLAND - 4.6%

        630   Compagnie Financiere Richemont AG, Units .........................         1,203,859
      1,310   Holderbank Financiere Glarus AG ..................................         1,613,538
        510   Nestle SA ........................................................           983,923
      1,220   Novartis AG ......................................................         1,825,317
         50   Roche Holding AG .................................................           600,433
        181   Schweizerische Rueckversicherungs-Gesellschaft ...................           375,326
      5,869   Swisscom AG ......................................................         1,788,930
      3,250   UBS AG ...........................................................           945,846
                                                                                      ------------
                                                                                         9,337,172
                                                                                      ------------

    FINLAND - 3.8%

     50,800   Nokia Oyj ........................................................         5,813,600
     62,000   UPM-Kymmene Oyj ..................................................         1,956,256
                                                                                      ------------
                                                                                         7,769,856
                                                                                      ------------

    AUSTRALIA - 3.7%

    165,000   Australia & New Zealand Banking Group Ltd. .......................         1,089,097
    183,000   Broken Hill Proprietary Company Ltd. .............................         1,891,638
      4,500   Broken Hill Proprietary Company Ltd., Sponsored ADR ..............            95,063
    204,700   Coles Myer Ltd. ..................................................         1,018,350
     81,000   Lend Lease Corporation Ltd. ......................................           932,134
    318,700   Santos Ltd. ......................................................           819,165
    169,900   Westpac Banking Corporation Ltd. .................................         1,090,340
    130,000   WMC Ltd. .........................................................           558,011
                                                                                      ------------
                                                                                         7,493,798
                                                                                      ------------

    TAIWAN - 2.2%

     75,000   Asustek Computer Inc., GDR .......................................         1,057,500
     17,600   Hon Hai Precision Industry Company Ltd., GDR++ ...................           285,560
     91,635   Taiwan Semiconductor Manufacturing Company Ltd., Sponsored ADR+ ..         3,172,862
                                                                                      ------------
                                                                                         4,515,922
                                                                                      ------------

    MEXICO - 1.9%

     62,000   Cifra SA de CV, ADR+ .............................................      $  1,232,560
     31,000   Telefonos de Mexico SA, Sponsored ADR ............................         2,650,500
                                                                                      ------------
                                                                                         3,883,060
                                                                                      ------------

    HONG KONG - 1.8%

  1,350,000   Amoy Properties Ltd. .............................................         1,164,287
    260,000   Cable & Wireless HKT Ltd. ........................................           594,050
    142,000   Hutchison Whampoa Ltd. ...........................................         1,425,721
    100,500   Johnson Electric Holdings Ltd. ...................................           543,334
                                                                                      ------------
                                                                                         3,727,392
                                                                                      ------------

    ITALY - 1.8%

     42,000   Assicurazioni Generali ...........................................         1,347,292
    265,000   ENI Spa ..........................................................         1,549,649
     25,000   Fiat Spa+ ........................................................           791,442
                                                                                      ------------
                                                                                         3,688,383
                                                                                      ------------

    SOUTH KOREA - 1.8%

      3,609   Hyundai Industrial Development & Construction Company ............            37,760
     43,970   Hyundai Motor Company Ltd., GDR+ .................................           391,333
     30,000   Pohang Iron & Steel Company Ltd., Sponsored ADR ..................         1,001,250
      7,546   Samsung Electronics ..............................................         1,258,191
     10,500   Samsung Electronics, Sponsored GDR ...............................           892,500
                                                                                      ------------
                                                                                         3,581,034
                                                                                      ------------

    SINGAPORE - 1.6%

     83,000   DBS Group Holdings Ltd. ..........................................           938,474
     64,000   Singapore Press Holdings Ltd. ....................................         1,097,011
    853,000   Singapore Technologies Engineering Ltd. ..........................         1,236,381
                                                                                      ------------
                                                                                         3,271,866
                                                                                      ------------

    SWEDEN - 1.5%

     24,000   Ericsson LM, B Shares ............................................           992,097
     68,700   ForeningsSparbanken AB ...........................................         1,106,717
     70,000   Svenska Handelsbanken AB, A Shares ...............................           965,957
                                                                                      ------------
                                                                                         3,064,771
                                                                                      ------------

    SPAIN - 1.0%

    123,000   Telefonica SA+ ...................................................         2,023,273
                                                                                      ------------

    SOUTH AFRICA - 0.7%

     25,700   De Beers Consolidated Mines, ADR .................................           695,506
     88,000   South African Breweries Ltd. .....................................           770,761
                                                                                      ------------
                                                                                         1,466,267
                                                                                      ------------

    PORTUGAL - 0.5%

      3,420   Portugal Telecom, SA .............................................           152,512
      6,000   Telecel-Comunicacoes Pessoais, SA ................................           778,716
                                                                                      ------------
                                                                                           931,228
                                                                                      ------------

    IRELAND - 0.5%

     44,000   CRH Plc ..........................................................           830,672
     17,800   Eircom Plc+ ......................................................            74,089
                                                                                      ------------
                                                                                           904,761
                                                                                      ------------

    BRAZIL - 0.2%

     30,000   Companhia Cervejaria Brahma, Sponsored ADR .......................           375,000
                                                                                      ------------

    TURKEY - 0.1%

 14,000,000   Yapi ve Kredi Bankasi AS (F) .....................................           203,840
                                                                                      ------------
              Total Common Stocks (Cost $170,551,254) ..........................       194,634,198
                                                                                      ------------

PREFERRED STOCK - 0.2%
  (Cost $344,941)

    ITALY - 0.2%

     20,230   Fiat Spa .........................................................           310,856
                                                                                      ------------

CONVERTIBLE PREFERRED STOCK - 0.6%
  (Cost $845,852)

    JAPAN - 0.6%

 93,000,000   Sanwa International Finance Berm Trust, Conv. Pfd., 1.250%
               due 08/01/2005 (F) ..............................................         1,159,490
                                                                                      ------------

   PRINCIPAL
    AMOUNT
    ------

REPURCHASE AGREEMENT - 4.3%
  (Cost $8,794,000)

$ 8,794,000   Repurchase agreement with Goldman Sachs & Company, 5.100% dated
               10/29/1999 to be repuchased at $8,797,737 on 11/01/1999,
               collaterlized by $8,969,880 U.S. Treasury Note, 6.500%
               due 11/15/2026 (Market Value of $9,018,133) .....................         8,794,000
                                                                                      ------------
TOTAL INVESTMENTS (Cost $180,536,047*) ................................  100.8%        204,898,544

OTHER ASSETS AND LIABILITIES (NET) ....................................   (0.8)         (1,568,988)
                                                                         -----        ------------
NET ASSETS ............................................................  100.0%       $203,329,556
                                                                         =====        ============

--------------
 * Aggregate cost for federal tax purposes is $181,140,755.
** Amount represents less than 0.1% of net assets.
 + Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AS OF OCTOBER 31, 1999, SECTOR DIVERSIFICATION WAS AS FOLLOWS:

                                                                     % OF
               SECTOR DIVERSIFICATION                              NET ASSETS         VALUE
               ----------------------                              ----------         -----
COMMON STOCKS:
Technology.....................................................        18.5%      $  37,711,287
Telecommunications.............................................        16.1          32,785,312
Financial Services.............................................        13.7          27,846,858
Producer Durables..............................................         8.5          17,213,849
Material & Processing..........................................         7.3          14,775,773
Retail.........................................................         5.8          11,769,850
Health Care....................................................         5.4          10,968,465
Autos & Transportation.........................................         4.4           8,902,783
Consumer Staples...............................................         4.1           8,330,838
Energy.........................................................         3.3           6,769,234
Other..........................................................         8.6          17,559,949
                                                                      -----        ------------
TOTAL COMMON STOCKS............................................        95.7         194,634,198
PREFERRED STOCK................................................         0.2             310,856
CONVERTIBLE PREFERRED STOCK....................................         0.6           1,159,490
OTHER INVESTMENTS..............................................         4.3           8,794,000
                                                                      -----        ------------
TOTAL INVESTMENTS..............................................       100.8         204,898,544
OTHER ASSETS AND LIABILITIES (NET).............................        (0.8)         (1,568,988)
                                                                      -----        ------------
NET ASSETS.....................................................       100.0%       $203,329,556
                                                                      =====        ============

                          SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
                          U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                               CONTRACTS TO RECEIVE                                  NET
                    ----------------------------------------------                UNREALIZED
                                                                 IN              APPRECIATION/
 EXPIRATION             LOCAL                VALUE IN          EXCHANGE         (DEPRECIATION)
    DATE               CURRENCY               U.S. $          FOR U.S. $         OF CONTRACTS
------------      ------------------         --------         ----------        ---------------
 11/01/1999       AUD         76,500           48,792             49,329         $    (537)
 11/01/1999       CHF        893,645          586,494            587,306              (812)
 11/01/1999       JPY     60,915,796          584,305            584,885              (580)
 11/02/1999       EMU         89,593           94,244             94,188                56
 11/02/1999       HKD        166,265           21,401             21,403                (2)
 11/02/1999       JPY     26,882,129          257,895            255,913             1,982
 11/03/1999       AUD        144,957           92,457             93,519            (1,062)
 11/03/1999       GBP         20,867           34,291             34,206                85
 11/04/1999       JPY      3,048,580           29,256             29,271               (15)
 11/05/1999       GBP        149,188          245,163            245,479              (316)
 11/30/1999       EMU         49,961           52,665             52,709               (44)
 12/07/1999       EMU        427,351          450,728            459,877            (9,149)
 12/20/1999       EMU        458,023          483,569            474,356             9,213
 12/20/1999       JPY     49,819,200          481,779            477,215             4,564
 01/19/2000       EMU        996,324        1,054,356          1,032,605            21,751
 01/20/2000       EMU      3,271,558        3,462,381          3,496,538           (34,157)
 01/28/2000       EMU      1,092,540        1,156,971          1,174,569           (17,598)
 03/23/2000       EMU        722,278          767,608            766,591             1,017
                                                                                 --------
                                                                                 $(25,604)
                                                                                 --------

                         SCHEDULE OF FORWARD FOREIGN
                        CURRENCY CONTRACTS (CONTINUED)
               U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL


                               CONTRACTS TO DELIVER                                  NET
                  ----------------------------------------------                 UNREALIZED
                                                                 IN             APPRECIATION/
 EXPIRATION             LOCAL                VALUE IN          EXCHANGE         (DEPRECIATION)
    DATE               CURRENCY               U.S. $          FOR U.S. $         OF CONTRACTS
------------      ------------------         --------         ----------        ---------------
 11/01/1999       EMU         25,763           27,099             27,126         $      27
 11/01/1999       JPY      3,177,897           30,482             30,513                31
 11/03/1999       GBP         40,112           65,916             65,696              (220)
 12/07/1999       CAD        687,010          467,297            459,877            (7,420)
 12/20/1999       JPY     49,819,200          481,779            474,355            (7,424)
 12/20/1999       EMU        458,023          483,569            482,017            (1,552)
 01/19/2000       AUD      1,558,650          995,919          1,032,605            36,686
 01/20/2000       JPY    375,171,500        3,647,902          3,496,538          (151,364)
 01/28/2000       CAD        707,472          482,051            479,024            (3,027)
 01/28/2000       GBP        418,171          687,603            695,544             7,941
 02/28/2000       JPY    238,464,660        2,333,196          2,212,000          (121,196)
 03/23/2000       CAD      1,128,422          769,451            766,591            (2,860)
                                                                                 ---------
                                                                                 $(250,378)
                                                                                 ---------

Net Unrealized Depreciation of Forward Foreign
  Currency Contracts .......................................................     $(275,982)
                                                                                 =========

-------------------------------------------------------------------------------
                             GLOSSARY OF TERMS
ADR    -- American Depositary Receipt
AUD    -- Australian Dollar
CAD    -- Canadian Dollar
CHF    -- Swiss Franc
EMU    -- European Monetary Unit
(F)    -- Foreign Shares
GBP    -- Great Britain Pound Sterling
GDR    -- Global Depositary Receipt
HKD    -- Hong Kong Dollar
JPY    -- Japanese Yen
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

NOTES to FINANCIAL statements
WM GROUP OF FUNDS

1.  ORGANIZATION AND BUSINESS

WM Trust I ("Trust I") and WM Trust II ("Trust II") were organized under the laws of the Commonwealth of Massachusetts on September 19, 1997 and February 22, 1989, respectively, as business entities commonly known as "Massachusetts business trusts." Trust I and Trust II are each registered under the Investment Company Act of 1940, as amended ("1940 Act"), as open-end management investment companies. The Trusts consist of 18 funds as follows:

TRUST I                           TRUST II

EQUITY FUNDS                      EQUITY FUNDS
Bond & Stock Fund                 Growth Fund
Growth & Income Fund              Emerging Growth Fund
Northwest Fund                    International Growth Fund

FIXED INCOME FUNDS                FIXED INCOME FUNDS
U.S. Government Securities Fund   Short Term High Quality Bond Fund
Income Fund                       Target Maturity 2002 Fund
High Yield Fund
                                  MUNICIPAL FUNDS
MUNICIPAL FUND                    California Municipal Fund
Tax-Exempt Bond Fund              California Insured Intermediate Municipal Fund
                                  Florida Insured Municipal Fund
MONEY MARKET FUNDS
Money Market Fund                 MONEY MARKET FUND
Tax-Exempt Money Market Fund      California Money Fund

Trust I and Trust II (with the exception of the Money Market Funds) consist of 15 funds (each a "Fund", collectively, the "Funds") The financial statements for the Money Market Funds are presented in a separate report.

WM Advisors, Inc. (the "Advisor" or "WM Advisors"), a wholly-owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company, serves as investment advisor to the Trusts.

Each of the Fixed Income Funds, except the Target Maturity 2002 Fund, as well as the Growth & Income Fund, the Growth Fund and the International Growth Fund offers three classes of shares: Class A shares, Class B shares and Class I shares. The Target Maturity 2002 Fund offers only Class A shares. Each of the Municipal Funds, as well as the Bond & Stock Fund, the Northwest Fund and the Emerging Growth Fund currently offer Class A and Class B shares. Effective July 11, 1999, seed money was withdrawn from the Municipal Funds' Class I shares, although they are still authorized and could be issued. Effective as of the close of business on July 16, 1999, all Class S shares were converted into their respective Funds' Class B shares with the exception of the Municipal Funds', which shares were terminated. Class A shares of the Funds are subject to an initial sales charge at the time of purchase.

Class A shares purchased by exchange from another Fund within Trust I or Trust II may be subject to a contingent deferred sales charge ("CDSC") if redeemed within two years of purchase. Class B shares are not subject to an initial sales charge although they are generally subject to a CDSC if redeemed within five years of purchase. Class I shares are sold exclusively to the various investment portfolios of the WM Strategic Asset Management Portfolios, LLC (formerly WM Strategic Asset Management Portfolios), an open-end management investment company, and are not available for direct purchase by investors. Class I shares are not subject to an initial sales charge or CDSC.

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

PORTFOLIO VALUATION:

A security that is primarily traded on a U.S. exchange (including securities traded through the Nasdaq National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current day's bid and asked prices. Securities traded only on over-the-counter markets (other than the Nasdaq National Market System and U.S. Government Securities) are valued at the over-the-counter bid prices or, if no sale occurred on such day, at the mean of the current bid and asked prices. An option is generally valued at the last sale price or, in the absence of a last sale price, at the mean of the current day's bid and asked prices. Short term debt securities that mature in 60 days or less are valued at amortized cost. The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of 4:00 p.m. Eastern time, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, Eastern time, on the day the value of the foreign security is determined. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued.

Debt securities of U.S. issuers (other than U.S. Government securities and short-term investments), including municipal securities, are valued by one or more independent pricing services (each a "Pricing Service") retained by the Trusts. When, in the judgment of a Pricing Service, market quotations for these securities are readily available, they are valued at the mean between the quoted bid prices and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by or under the direction of the Board of Trustees, which may rely on the assistance of one or more Pricing Services. The procedures of each Pricing Service are reviewed periodically by the officers of the Trusts under the general supervision and responsibility of the Board of Trustees.

REPURCHASE AGREEMENTS:

Each Fund may engage in repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Fund would seek to use the collateral to offset losses incurred. There is potential loss in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. WM Advisors, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with whom each Fund enters into repurchase agreements.

REVERSE REPURCHASE AGREEMENTS:

Each Fund, except the Target Maturity 2002 Fund, may engage in reverse repurchase agreements. Reverse repurchase agreements are the same as repurchase agreements except that, in this instance, the Funds would assume the role of seller/borrower in the transaction. The Funds may use reverse repurchase agreements to borrow short term funds. The value of the reverse repurchase agreements that the Funds have committed to sell are reflected in the Funds' Statements of Assets and Liabilities. The Funds will segregate with the Trusts' custodian liquid assets that at all times are in an amount equal to their obligations under reverse repurchase agreements. Reverse repurchase agreements involve the risks that the market value of the securities sold by the Funds may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities bought may decline below the repurchase price of the securities sold.

OPTION CONTRACTS:

The Equity Funds, Fixed Income Funds and the Municipal Funds may engage in option contracts. The Funds may use option contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. The underlying principal amounts and option values are shown in the Portfolio of Investments under the captions "Put Options Purchased on Foreign Currency," "Call Options Written on Foreign Currency" and "Call Options Purchased on Stock Indices." These amounts reflect each contract's exposure to the underlying instrument at October 31, 1999. Writing puts and buying calls tends to increase the Funds' exposure to the underlying instrument. Buying puts and writing calls tends to decrease the Funds' exposure to the underlying instruments or to hedge other Fund investments.

Upon the purchase of a put option or a call option by the Funds, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Funds will realize a loss in the amount of the cost of the option. When the Funds enter into a closing sale transaction, the Funds will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Funds exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds exercise a call option, the cost of the security purchased will be increased by the premium originally paid.

When the Funds write a call option or a put option, an amount equal to the premium received by the Funds is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Funds realize a gain equal to the amount of the premium received. When the Funds enter into a closing purchase transaction, the Funds realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Funds purchased upon exercise.

The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the Statements of Assets and Liabilities. The risk in writing a covered call option is that the Funds may forego the opportunity to profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that the Funds may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk the Funds may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.

The Equity Funds, Fixed Income Funds (except the Target Maturity 2002 Fund) and the Municipal Funds may engage in options on foreign currency and options on interest rate futures. Options on foreign currency and options on interest rate futures act as a hedge to provide protection against adverse movements in the value of foreign securities in the portfolio.

Certain risks are associated with the use of options on foreign currency and options on interest rate futures contracts as hedging devices. The predominant risk is that the movement in the price of the instrument underlying such options may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render the Funds' hedging strategy unsuccessful and could result in a loss to the Funds. In addition, there is the risk the Funds may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the Statements of Assets and Liabilities.

FUTURES CONTRACTS:

Each Fund may engage in futures transactions. The Funds may use futures contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. The underlying value of a futures contract is incorporated within the unrealized appreciation/ (depreciation) shown in the Portfolio of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at October 31, 1999. Buying futures contracts tends to increase the Fund's exposure to the underlying instrument. Selling futures contracts tends to either decrease the Fund's exposure to the underlying instrument, or to hedge other Fund investments.

Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statements of Assets and Liabilities. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FOREIGN CURRENCY:

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. It is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the portion that arising from changes in market prices of investments during the period. Accordingly, all such changes have been reflected as realized and unrealized net gain/(loss) from security transactions in the Statements of Operations.

Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/(depreciation) of foreign currency and other assets and liabilities. Unrealized gains and losses of securities, which result from changes in foreign currency exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/(depreciation) of securities. Net realized foreign currency gains and losses include foreign currency gains and losses resulting from changes in exchange rates between trade date and settlement date on investment securities transactions, gains and losses on foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains/(losses) from security transactions.

FORWARD FOREIGN CURRENCY CONTRACTS:

The Equity Funds and Fixed Income Funds (with the exception of the Target Maturity 2002, U.S. Government Securities, Bond & Stock, Growth & Income and Northwest Funds) may enter into forward foreign currency contracts. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. These Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Funds' foreign currency exposure. The U.S. dollar market value, contract value and the foreign currencies the Funds have committed to buy or sell are shown in the Portfolio of Investments under the caption "Schedule of Forward Foreign Currency Contracts." These amounts represent the aggregate exposure to each foreign currency the Funds have acquired or hedged through forward foreign currency contracts at October 31, 1999. Forward foreign currency contracts are reflected as both a forward foreign currency contract to buy and a forward foreign currency contract to sell.

Forward foreign currency contracts to buy generally are used to acquire exposure to foreign currencies, while forward foreign currency contracts to sell are used to hedge the Funds' investments against currency fluctuations. Also, a forward foreign currency contract to buy or sell can offset a previously acquired opposite forward foreign currency contract.

Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed or delivery is taken, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the unrealized appreciation/(depreciation) of forward foreign currency contracts reflected in the Funds' Statements of Assets and Liabilities. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's Advisor and/or Sub-advisor will enter into forward foreign currency contracts only with parties approved by the Board of Trustees because there is a risk of loss to the Funds if the counterparties do not complete the transaction.

DOLLAR ROLL TRANSACTIONS:

In order to seek a high level of current income, the Income Fund, the Short Term High Quality Bond Fund and the U.S. Government Securities Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. The value of the dollar roll transactions are reflected in the Funds' Statements of Assets and Liabilities. A dollar roll transaction involves a sale by the Funds of securities that they hold with an agreement by the Funds to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. The Funds are paid a fee for entering into a dollar roll transaction, that is accrued as income over the life of the dollar roll contract. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. Management anticipates that the proceeds of the sale will be invested in additional instruments for the Funds, and the income from these investments, together with any additional fee income received on the dollar roll transaction will generate income for the Funds exceeding the interest that would have been earned on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

INDEXED SECURITIES:

Each of the Funds may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, inflation, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

ILLIQUID INVESTMENTS:

Up to 15% of the net assets of each Fund may be invested in securities that are not readily marketable, including: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) futures contracts and options to the extent a liquid secondary market does not exist for the instruments; (4) certain over-the-counter options; (5) certain variable rate demand notes having a demand period of more than seven days; and (6) securities, the disposition of which are restricted under Federal securities laws, excluding certain Rule 144A securities, as defined below.

Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the value at which the Funds have valued the investments. This may have an adverse effect on the Fund's ability to dispose of particular illiquid securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A Securities"). Rule 144A Securities generally may be resold only to other qualified institutional buyers. If a particular investment in Rule 144A Securities is not determined to be liquid under the guidelines established by the Board of Trustees, that investment will be included within the 15% limitation, as applicable, on investment in illiquid securities.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount accreted less premiums amortized. Premiums on bonds can be amortized on the basis of any of the following methods: yield-to-maturity, straight-line, or yield-to-call. Discounts can be accreted using yield-to-maturity or straight-line methods. Premiums and discount on mortgage-backed securities are amortized or accreted using only the straight-line method. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among the classes of that Fund based upon the relative average net assets of each class.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when- issued purchase commitments.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Fixed Income Funds (except the Target Maturity 2002 Fund), and the Municipal Funds are declared daily and paid monthly. Dividends from the net investment income of the Bond & Stock and Growth & Income Funds are declared and paid quarterly. Dividends from the net investment income of the Growth Fund are declared and paid semiannually. Dividends from the net investment income of the Target Maturity 2002, Emerging Growth, International Growth and Northwest Funds are declared and paid annually. Distributions of any net long-term capital gains earned by a Fund are made annually. Distributions of any net short-term capital gains earned by a Fund are distributed no less frequently than annually at the discretion of the Board of Trustees. Additional distributions of net investment income and capital gains for each Fund may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, organizational costs, dividends payable, redesignated distributions and differing characterization of distributions made by each Fund as a whole. Net investment income per share calculations in the financial highlights for the year ended October 31, 1999 excludes these adjustments:

                                                                                          INCREASE/                 INCREASE/
                                                                                          (DECREASE)               (DECREASE)
                                                                INCREASE/               UNDISTRIBUTED              ACCUMULATED
                                                                (DECREASE)              NET INVESTMENT            NET REALIZED
                                                              PAID-IN CAPITAL            INCOME/(LOSS)              GAIN/(LOSS)
                                                              ---------------            -------------              -----------
Target Maturity 2002 Fund ..........................             $  (11,843)                $  11,843           $    --
High Yield Fund ....................................                (18,613)                   16,415                    2,198
Short Term High Quality Bond Fund ..................                   (650)                   39,238                  (38,588)
U.S. Government Securities Fund ....................                (45,159)                   36,954                    8,205
Income Fund ........................................                 (5,362)                   69,868                  (64,506)
California Insured Intermediate
  Municipal Fund ...................................                  5,573                    (5,573)               --
California Municipal Fund ..........................                (10,426)                   20,076                   (9,650)
Florida Insured Municipal Fund .....................                 (4,350)                   14,203                   (9,853)
Tax-Exempt Bond Fund ...............................                 89,108                    31,257                 (120,365)
Bond & Stock Fund ..................................              1,682,434                     7,798               (1,690,232)
Growth & Income Fund ...............................              6,733,887                     4,447               (6,738,334)
Growth Fund ........................................             41,722,484                 3,696,755              (45,419,239)
Northwest Fund .....................................              7,730,409                 1,305,535               (9,035,944)
Emerging Growth Fund ...............................              3,572,533                 1,696,461               (5,268,994)
International Growth Fund ..........................                 (4,793)                  986,679                 (981,886)

FEDERAL INCOME TAXES:

It is each Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by, among other things, distributing substantially all of its taxable earnings to its shareholders. Therefore, no Federal income tax provision is required.

EXPENSES:

General expenses of the Trusts are allocated to all the Funds based upon relative net assets of each Fund except printing and postage expenses which are allocated to all the Funds based upon the relative number of shareholder accounts of each Fund. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

OTHER:

The Municipal Funds and the Fixed Income Funds may purchase floating rate, inverse floating rate and variable rate obligations, including municipal securities and participation interests therein. Floating rate obligations have an interest rate that changes whenever there is a change in the external interest rate, while variable rate obligations provide for a specified periodic adjustment in the interest rate. The interest rate on an inverse floating rate obligation (an "inverse floater") can be expected to move in the opposite direction from the market rate of interest to which the inverse floater is indexed. The Fixed Income Funds may also purchase mortgage-backed securities that are floating rate, inverse floating rate and variable rate obligations. Although variable rate demand notes are frequently not rated by credit rating agencies, unrated notes purchased by the Fund will be of comparable quality at the time of purchase to rated instruments that may be purchased by such Fund, as determined by the Advisor. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a particular variable rate demand note in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.

An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.

3.  INVESTMENT ADVISORY AND OTHER TRANSACTIONS

WM Advisors serves as investment advisor to the Trusts. The Advisor is entitled to a monthly fee based upon a percentage of the average daily net assets of each Fund at the following rates:

                                                                                    FEES ON NET ASSETS
                                                                                        EXCEEDING
                                                          FEES ON NET ASSETS           $200 MILLION
                                                               EQUAL TO                AND EQUAL TO          FEES ON NET ASSETS
                                                             OR LESS THAN              OR LESS THAN               EXCEEDING
NAME OF FUND                                                 $200 MILLION              $500 MILLION             $500 MILLION
------------                                              ------------------        ------------------       ------------------
Short Term High Quality Bond Fund...................             .500%                     .450%                    .400%

                                                                                                                   FEES ON
                                                          FEES ON NET ASSETS            EXCEEDING               AVERAGE DAILY
                                                          UP TO $500 MILLION           $500 MILLION              NET ASSETS
                                                          ------------------           ------------             -------------
California Insured Intermediate
  Municipal Fund
(11/01/1998 - 12/31/1998) ..........................            .700%                     .550%                      --
(01/01/1999 - 10/31/1999) ..........................              --                        --                      .500%
California Municipal Fund
(11/01/1998 - 12/31/1998) ..........................            .700%                     .550%                      --
(01/01/1999 - 10/31/1999) ..........................              --                        --                      .500%
Florida Insured Municipal Fund
(11/01/1998 - 12/31/1998) ..........................            .700%                     .550%                      --
(01/01/1999 - 10/31/1999) ..........................              --                        --                      .500%

                                                          FEES ON NET ASSETS        FEES ON NET ASSETS             FEES ON
                                                                UP TO                   EXCEEDING               AVERAGE DAILY
NAME OF FUND                                                 $250 MILLION              $250 MILLION              NET ASSETS
------------                                              ------------------        ------------------       ------------------
High Yield Fund ....................................            .625%                     .500%                      --
U.S. Government Securities Fund
(11/01/1998 - 12/31/1998) ..........................            .625%                     .500%                      --
(01/01/1999 - 10/31/1999) ..........................              --                        --                      .500%
Income Fund
(11/01/1998 - 12/31/1998)                                       .625%                     .500%                      --
(01/01/1999 - 10/31/1999) ..........................              --                        --                      .500%
Tax-Exempt Bond Fund ...............................            .500%                     .400%                      --
Bond & Stock Fund ..................................            .625%                     .500%                      --
Growth & Income Fund ...............................            .625%                     .500%                      --

                                                             FEES ON NET ASSETS
                                                                 EXCEEDING
                                       FEES ON NET ASSETS       $100 MILLION
                                            EQUAL TO            AND EQUAL TO       FEES ON NET ASSETS         FEES ON
                                          OR LESS THAN          OR LESS THAN           EXCEEDING           AVERAGE DAILY
NAME OF FUND                              $100 MILLION          $200 MILLION          $200 MILLION           NET ASSETS
------------                            -----------------    ------------------    ------------------      --------------
Growth Fund
(11/01/1998 - 12/31/1998) .........          1.100%                1.050%                1.025%                  --
(01/01/1999 - 10/31/1999) .........            --                    --                    --                   .850%

                                                                      FEES ON NET ASSETS
                                                                          EXCEEDING
                                                FEES ON NET ASSETS       $500 MILLION
                                                     EQUAL TO            AND EQUAL TO       FEES ON NET ASSETS
                                                   OR LESS THAN          OR LESS THAN           EXCEEDING
NAME OF FUND                                       $500 MILLION           $1 BILLION            $1 BILLION
------------                                    ------------------   -------------------    ------------------
Northwest Fund .............................          .625%                 .500%                 .375%

                                                                      FEES ON NET ASSETS
                                                                          EXCEEDING
                                                FEES ON NET ASSETS       $50 MILLION
                                                     EQUAL TO            AND EQUAL TO       FEES ON NET ASSETS
                                                   OR LESS THAN          OR LESS THAN           EXCEEDING
                                                   $50 MILLION           $125 MILLION          $125 MILLION
                                                ------------------   -------------------    ------------------
International Growth Fund ..................          1.100%                1.000%                .800%

                                                             FEES ON NET ASSETS
                                                                 EXCEEDING
                                       FEES ON NET ASSETS       $100 MILLION
                                            EQUAL TO            AND EQUAL TO       FEES ON NET ASSETS         FEES ON
                                          OR LESS THAN          OR LESS THAN           EXCEEDING           AVERAGE DAILY
                                          $100 MILLION          $500 MILLION          $500 MILLION           NET ASSETS
                                        -----------------    ------------------    ------------------      --------------
Emerging Growth Fund
(11/01/1998 - 12/31/1998) .........          1.050%                1.000%                .900%                   --
(01/01/1999 - 10/31/1999) .........            --                    --                    --                   .850%

                                                                                        FEES ON
                                                                                     AVERAGE DAILY
                                                                                       NET ASSETS
                                                                                     --------------
Target Maturity 2002 Fund .......................................................        .250%

WM Advisors provides administration services to the Trusts at no additional fee.

The Advisor has agreed to waive a portion of its management fees and/or reimburse expenses. Fees waived and/or expenses reimbursed by the Advisor for the year ended October 31, 1999 were as follows:

NAME OF FUND                                                         FEES WAIVED       EXPENSES REIMBURSED
------------                                                         -----------       -------------------
Target Maturity 2002 Fund ......................................      $    5,185             $ 30,724
High Yield Fund ................................................         277,534                --
Short Term High Quality Bond Fund ..............................         449,313                --
U.S. Government Securities Fund ................................         327,909                --
Income Fund ....................................................         115,406                --
California Insured Intermediate Municipal Fund .................          41,952                --
California Municipal Fund ......................................         111,899                --
Florida Insured Municipal Fund .................................          31,428                --
Growth Fund ....................................................       1,002,117                --
Emerging Growth Fund ...........................................         198,910                --

WM Shareholder Services, Inc. (the "Transfer Agent"), an indirect wholly owned subsidiary of Washington Mutual serves as the transfer and shareholder servicing agent of the Funds. Shareholder servicing fees were paid to the Transfer Agent for services incidental to issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. Effective as of the close of business on July 16, 1999, there were no longer any Transfer Agent fees associated with Class S shares. The authorized monthly shareholder servicing fees are as follows:

NAME OF FUND                                                           CLASS A             CLASS B & S
------------                                                           -------             -----------

The Fixed Income Funds:
(11/01/1998-09/30/1999) ........................................        $1.45                 $1.55
(10/01/1999-10/31/1999) ........................................         1.35                  1.35
The Equity Funds:
(11/01/1998-09/30/1999) ........................................         1.25                  1.35
(10/01/1999-10/31/1999) ........................................         1.35                  1.35
The Municipal Funds:
(11/01/1998-09/30/1999) ........................................         1.45                  1.55
(10/01/1999-10/31/1999) ........................................         1.35                  1.35
Class I shares are not subject to shareholder servicing fees.

Custodian fees for certain Funds have been reduced by credits allowed by the custodian for uninvested cash balances. These Funds could have invested this cash in income producing securities. Fees reduced by credits allowed by the custodian for the year ended October 31,1999 are shown separately in the Statement of Operations.

4.  TRUSTEES' FEES

No director, officer or employee of Washington Mutual or its subsidiaries receives any compensation from the Trusts for serving as an officer or Trustee of the Trusts. The Trusts, together with other mutual funds advised by WM Advisors, Inc., pays each Trustee who is not an officer or employee of Washington Mutual or its subsidiaries, $18,000 per annum plus $3,000 per board meeting attended or $1,000 per board meeting attended by telephone. Trustees are also reimbursed for travel and out-of-pocket expenses. The Chairman of each committee receives $500 per committee meeting attended.

Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Trusts' eligible Trustees may participate in a deferred compensation plan (the "Plan") which may be terminated at any time. Under the Plan, Trustees may elect to defer receipt of all or a portion of their fees which, in accordance with the Plan, are invested in mutual fund shares. Upon termination of the Plan, Trustees that have deferred accounts under the Plan will be paid benefits no later than the time the payments would otherwise have been made without regard to such termination. All benefits provided under these Plans are funded and any payments to plan participants are paid solely out of the Trusts' assets.

5.  DISTRIBUTION PLANS

WM Funds Distributor, Inc. (the "Distributor"), a registered broker-dealer and an indirect wholly-owned subsidiary of Washington Mutual, serves as distributor for Class A and Class B shares. Prior to the close of business on July 16, 1999 it also served as distributor to Class S shares, of the Funds. For the year ended October 31, 1999, the Distributor received $5,206,747 representing commissions (front-end sales charges) on Class A shares and $19,485,216 representing CDSC fees from Class B and S shares. For the year ended October 31, 1999, WM Financial Services, Inc. ("WM Securities"), also a registered broker-dealer for the Funds, received $365,434 representing commissions on Class A shares and $686,157 representing CDSC fees from Class B and S shares.

Each of the Funds, except for Target Maturity 2002 Fund, has adopted two distribution plans, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class A and Class B shares of the Fund (each, a "Rule 12b-1 Plan"), respectively. There are no 12b-1 Plans applicable to Class I shares of the Funds. Under the applicable Rule 12b-1 Plans, the Distributor receives a service fee at an annual rate of 0.25% of the average daily net assets of both classes. In addition, the Distributor is paid a fee as compensation in connection with the offering and sale of Class B shares at an annual rate of 0.75% of the average daily net assets of such shares. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. For the year ended October 31, 1999, the Distributor waived fees of $156,041 and $48,429 for the Growth & Income Fund and the Growth Fund, respectively. Because the Distributor may retain any amount of its fee that is not so expended, the Rule 12b-1 Plans are characterized by the SEC as "compensation-type" plans. The service fee is paid by the Fund to the Distributor, which in turn, pays a portion of the service fee to broker/dealers that provide services, such as accepting telephone inquiries and transaction requests and processing correspondences, new account applications and subsequent purchases by check for the shareholders. Under their terms, both the Class A Plan and the Class B Plan shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of such distribution plans, or any agreements related to such plans, respectively.

Prior to the close of business on July 16, 1999, each of the Funds had adopted a distribution plan, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class S shares (a "Rule 12b-1 Plan"). Under the applicable Rule 12b-1 Plan, the Distributor received a service fee at an annual rate of 0.25% of the average daily net assets of Class S shares. In addition, the Distributor was paid a fee as compensation in connection with the offering and sale of Class S shares at an annual rate of 0.75% of the average daily net assets.

6.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the year ended October 31, 1999 were as follows:

NAME OF FUND                                                            PURCHASES               SALES
------------                                                            ---------               -----
High Yield Fund ................................................       $ 61,813,733          $ 11,168,227
Short Term High Quality Bond Fund ..............................        189,124,902            13,154,146
U.S. Government Securities Fund ................................          --                    2,601,766
Income Fund ....................................................         24,527,873            66,901,910
California Insured Intermediate Municipal Fund .................         67,417,908            64,222,827
California Municipal Fund ......................................        460,342,924           360,101,257
Florida Insured Municipal Fund .................................         24,809,203            26,450,725
Tax-Exempt Bond Fund ...........................................        168,014,616           186,493,773
Bond & Stock Fund ..............................................        151,282,168           211,146,092
Growth & Income Fund ...........................................        545,997,550           535,440,913
Growth Fund ....................................................        881,627,764           636,274,525
Northwest Fund .................................................        145,995,304           171,615,202
Emerging Growth Fund ...........................................         55,821,961           106,591,163
International Growth Fund ......................................        269.040,289           244,883,463

The aggregate cost of purchases and proceeds from sales of U.S. Government securities, excluding short-term investments, for the year ended October 31, 1999 were as follows:

NAME OF FUND                                                            PURCHASES               SALES
------------                                                            ---------               -----

Target Maturity 2002 Fund ......................................       $  --                 $    396,868
High Yield Fund ................................................          6,115,055             1,731,172
Short Term High Quality Bond Fund ..............................         48,243,237            91,263,310
U.S. Government Securities Fund ................................        239,224,615           218,430,389
Income Fund ....................................................         29,896,150            17,586,746
Bond & Stock Fund ..............................................          9,577,657            32,958,605

At October 31, 1999, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                                                        TAX BASIS             TAX BASIS
                                                                        UNREALIZED            UNREALIZED
NAME OF FUND                                                           APPRECIATION          DEPRECIATION
Target Maturity 2002 Fund ......................................       $  --                  $     3,255
High Yield Fund ................................................          2,593,874             4,678,169
Short Term High Quality Bond Fund ..............................             65,897             1,999,100
U.S. Government Securities Fund ................................          3,118,907            11,720,441
Income Fund ....................................................          7,550,969             9,363,933
California Insured Intermediate Municipal Fund .................          1,526,971               871,484
California Municipal Fund ......................................         12,883,893            17,032,997
Florida Insured Municipal Fund .................................            629,373               271,363
Tax-Exempt Bond Fund ...........................................         13,110,781             3,802,331
Bond & Stock Fund ..............................................         57,016,188            12,602,276
Growth & Income Fund ...........................................        413,225,546            96,416,811
Growth Fund ....................................................        219,120,888             5,819,064
Northwest Fund .................................................        181,832,909            13,694,900
Emerging Growth Fund ...........................................         35,134,483            13,085,855
International Growth Fund ......................................         29,164,721             5,406,932

7.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest, each without par value.

8.  ORGANIZATION COSTS

Expenses incurred in connection with the organization of the Funds, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations, are being amortized on a straight-line basis over a period of five years from commencement of operations of each Fund, respectively. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the amortization period, the proceeds of such redemptions will be reduced by an amount equal to the pro-rata portion of unamortized deferred organizational expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares of such Fund outstanding at the time of such redemption.

9.  CAPITAL LOSS CARRYFORWARDS

At October 31, 1999, the following Funds had available for Federal income tax purposes unused capital losses as follows:

                                              EXPIRING       EXPIRING       EXPIRING       EXPIRING       EXPIRING       EXPIRING
                                               IN 2002        IN 2003        IN 2004        IN 2005        IN 2006       IN 2007
                                              ---------     ----------     ----------      ---------      ---------      ---------
High Yield Fund ............................  $    --        $    --         $   --          $  --        $   --       $    216,842
Short Term High Quality Bond Fund ..........       --            206,653        672,111        773,684        75,015        312,683
U.S. Government Securities Fund ............   31,268,228     33,964,115      3,198,017        503,754        --            254,447
Income Fund ................................       --         19,582,056      9,833,025        676,598        --             --
California Municipal Fund ..................       --             --             --             --            --          4,276,902
Florida Insured Municipal Fund .............      681,503      1,462,695         --             --            --            192,179
Tax-Exempt Bond Fund .......................       --             --          1,320,681         --            --          1,759,162
International Growth Fund ..................       --             --             --             --         2,611,528         --

10.  GEOGRAPHIC AND INDUSTRY CONCENTRATION AND RISK FACTORS

There are certain risks arising from the California Insured Intermediate Municipal and California Municipal Funds' investments in California municipal securities. The California Insured Intermediate Municipal and California Municipal Funds' are more susceptible to factors adversely affecting issuers of California municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent. Uncertain economic conditions or governmental developments may affect the ability of California municipal securities issuers to meet their financial obligations.

The Florida Insured Municipal Fund primarily invests in debt obligations issued by the State of Florida and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Florida Insured Municipal Fund is more susceptible to factors adversely affecting issuers of Florida municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent. Uncertain economic conditions may affect the ability of Florida municipal securities issuers to meet their financial obligations.

The High Yield Fund, Short Term High Quality Bond Fund, Income Fund and the Equity Funds invest in securities of foreign companies and foreign governments. There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political and economic developments and the possible imposition of currency exchange restrictions or other foreign laws or restrictions.

The Northwest Fund concentrates its investments in companies located or doing business in the Northwest region of the United States. The Northwest Fund is not intended as a complete investment program and could be adversely impacted by economic trends within the region.

Certain Funds may invest a portion of their assets in foreign securities; developing or emerging markets countries; enter into forward foreign currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; engage in other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; engage in repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and engage in "delayed-delivery" transactions; and engage in various other investment practices each with inherent risks.

11.  REORGANIZATION

On March 5, 1999, each Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. Total shares issued by the Acquiring Fund, the value of the shares issued by the Acquiring Fund, the total net assets of the Acquired Fund and the Acquiring Fund and any unrealized appreciation/(depreciation) included in the Acquired Fund's total net assets at the acquisition date are as follows:

                                                                                                   TOTAL NET        ACQUIRED
                                        SHARES       VALUE OF       TOTAL NET      TOTAL NET       ASSETS OF          FUND
                                      ISSUED BY    SHARES ISSUED    ASSETS OF      ASSETS OF       ACQUIRING       UNREALIZED
                                      ACQUIRING    BY ACQUIRING     ACQUIRED       ACQUIRING      FUND AFTER      APPRECIATION/
ACQUIRING FUND  ACQUIRED FUND            FUND          FUND           FUND           FUND         ACQUISITION    (DEPRECIATION)
--------------  -------------------  ------------  -------------  -------------  -------------  ---------------  ---------------
WM Short Term
High Quality    Griffin Short-Term
Bond Fund       Bond Fund              39,494,937  $  91,795,293  $  91,795,293  $  75,432,745   $  167,228,038     $  (64,260)

WM U.S.
Government      Griffin U.S.
Securities      Government Income
Fund            Fund                    9,840,045    106,365,515    106,365,515    314,082,056      420,447,571      5,355,490

WM Income Fund  Griffin Bond Fund       9,599,869     88,895,406     88,895,406    248,628,981      337,524,387       (408,651)

WM California   Griffin California
Municipal Fund  Tax-Free Fund           4,053,967     46,053,062     46,053,062    357,003,927      403,056,989      1,834,004

WM Tax-Exempt   Griffin Municipal
Bond Fund       Bond Fund               2,684,325     21,581,970     21,581,970    307,360,142      328,942,112        599,436

WM Growth &     Griffin Growth &
Income Fund     Income Fund            14,293,381    331,373,832    331,373,832    928,644,038    1,260,017,870     30,243,249

WM Growth Fund  Griffin Growth Fund     3,848,421     88,867,427     88,867,427    412,602,290      501,469,717     24,492,457

12.  CONTRIBUTION IN KIND

Effective as of the close of business on July 16, 1999 the Griffin Portfolio Builder Accounts (asset allocation accounts that were invested in Class A shares of certain Funds in the WM Group of Funds) redeemed in kind their investments in Class A shares of the certain Funds and contributed these assets to the WM Strategic Asset Management Portfolios (the "Portfolios"). The Portfolios used these contributed assets to acquire shares in Class I of certain Funds in the WM Group of Funds.

INDEPENDENT auditors' REPORT

To the Trustees and Shareholders of WM Trust I and WM Trust II:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WM High Yield Fund, WM Income Fund, WM U.S. Government Securities Fund, WM Tax-Exempt Bond Fund, WM Bond & Stock Fund, WM Growth & Income Fund and WM Northwest Fund (all funds of WM Trust I) and WM Short Term High Quality Bond Fund, WM California Insured Intermediate Municipal Fund, WM California Municipal Fund, WM Florida Insured Municipal Fund, WM Growth Fund, WM International Growth Fund, WM Emerging Growth Fund, and WM Target Maturity 2002 Fund (all funds of WM Trust II) (collectively the "Funds") as of October 31, 1999, the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and the periods ended October 31, 1998. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets of WM Short Term High Quality Bond Fund, WM California Insured Intermediate Municipal Fund, WM California Municipal Fund, WM Florida Insured Municipal Fund, WM Growth Fund, WM International Growth Fund, WM Emerging Growth Fund, and WM Target Maturity 2002 Fund for the year ended June 30, 1998 and financial highlights for the period ended June 30, 1998 and prior were audited by other auditors whose report, dated August 14, 1998, expressed an unqualified opinion on those statements. The statements of changes in net assets of WM Income Fund, WM U.S. Government Securities Fund and WM Tax-Exempt Bond Fund for the year ended December 31, 1997 and financial highlights for the year ended December 31, 1997 and prior were audited by other auditors whose report, dated January 20, 1998, expressed an unqualified opinion on those statements. The financial highlights of WM Bond & Stock Fund, WM Growth & Income Fund and WM Northwest Fund for the year ended October 31, 1997 and prior were audited by other auditors whose report, dated November 24, 1997, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at October 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the aforementioned Funds at October 31, 1999, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the respective stated periods ended October 31, 1999 and 1998 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
San Francisco, California
December 15, 1999

SPECIAL meeting OF shareholders (unaudited)
WM GROUP OF FUNDS

SHAREHOLDER VOTES

1. A special meeting of shareholders of the International Growth Fund was convened on June 23, 1999, at which shareholders approved the proposed Sub-Advisory Agreement relating to the Fund by and between WM Advisors, Inc. and Capital Guardian Trust Company.

               FOR           AGAINST        ABSTAINED          TOTAL
               ---           -------        ---------          -----
           10,001,064        461,626         900,023        11,362,713

TAX information (unaudited)

WM GROUP OF FUNDS

YEAR ENDED OCTOBER 31, 1999

The following tax information represents fiscal year end disclosures of various tax benefits passed through to shareholders at calendar year end.

The amounts of long term capital gain paid as follows:

     NAME OF FUND
     ------------
     Target Maturity 2002 Fund .............................    $    40,651
     California Insured Intermediate Municipal Fund ........        836,159
     California Municipal Fund .............................        637,934
     Bond & Stock Fund .....................................      1,012,385
     Growth Fund ...........................................     11,572,792
     Emerging Growth Fund ..................................     16,955,985
     International Growth Fund .............................        518,571

Of the distributions made from investment income the following percentages are tax exempt for regular Federal income tax purposes.

     NAME OF FUND
     ------------
     California Insured Intermediate Municipal Fund ........         96.36%
     California Municipal Fund .............................         94.77%
     Florida Insured Municipal Fund ........................        100.00%
     Tax-Exempt Bond Fund ..................................         99.83%

Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders.

     NAME OF FUND
     ------------
     High Yield Fund .......................................          7.82%
     Income Fund ...........................................          0.50%
     Bond & Stock Fund .....................................         56.17%
     Growth & Income Fund ..................................        100.00%
     Growth Fund ...........................................          5.56%
     Emerging Growth Fund ..................................          5.73%

The total amount of income received by the International Growth Fund from sources within foreign countries and possessions of the United States was $0.1955 per share (representing a total of $3,568,646). The total amount of taxes paid to such countries was $0.0215 per share (representing a total of $393,280).

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

[graphic omitted]

This Annual Report is published for the general information of the shareholders of the WM Group of Funds. It is authorized for distribution to prospective investors only when preceded or accompanied by a current WM Group of Funds prospectus. A mutual funds share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

The WM Group of Funds are not insured by the FDIC. They are not deposits or obligations of, nor are they guaranteed by, any bank. These securities are subject to investment risk, including possible loss of principal amount invested.

Distributed by WM Funds Distributor, Inc.


Member NASD

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                                                           WMGAR 170M (12/20/99)